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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement Only
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
American Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock
	(2)	Aggregate number of securities to which transaction applies: 38,326
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $140.24

	(4)	Proposed maximum aggregate value of transaction: $5,374,838
	(5)	Total fee paid: $680.99
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMERICAN BANCORP, INC.
321 East Landry Street
Opelousas, Louisiana 70570

                        , 2004

Dear shareholder:

        You are cordially invited to attend the annual meeting of shareholders of American Bancorp, Inc., on                        , 2004 at 2:00 p.m., local time, at our operations center, located at 321 East Landry Street, Opelousas, Louisiana.

        At this year's meeting, among other items, you will be asked to approve and adopt an Agreement and Plan of Merger. The merger agreement provides for the merger of American Bancorp with American Interim Company, a wholly-owned subsidiary of American Bancorp, Inc. with American Bancorp, Inc. surviving the merger in what is commonly referred to as a "going private" transaction. The proposed merger would reduce the number of shareholders of record to fewer than 75, allowing us to elect to be taxed as a Subchapter S corporation for federal income tax purposes and terminate the registration of our common stock under the Securities Exchange Act of 1934, thereby avoiding the significant costs and personnel time commitment required with being a public company.

        Under the terms of the merger agreement,

  •
  each share of common stock owned by a shareholder who does not meet the requirements to be a "qualified shareholder" will be converted into cash in the amount of $140.24 per share; and

  •
  each share of common stock owned by a shareholder who meets the requirements to be a "qualified shareholder" will remain outstanding and continue to represent one share of common stock.

        In addition to the merger agreement, you will vote on the election of six directors and the ratification of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants. There will also be a report on our business, and shareholders will have an opportunity to ask questions.

        The board of directors believes that the merger agreement is in the best interests of our company and shareholders and unanimously recommends that shareholders vote "FOR" the proposal to approve of the merger agreement, which must be approved by the affirmative vote of the holders of at least 75% of the issued and outstanding shares of our common stock present, in person or by proxy, at the annual meeting of shareholders. The board of directors also unanimously recommends that shareholders vote "FOR" the election of the directors nominated by the board and to ratify Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants.

        We urge you to review carefully the enclosed proxy statement that describes the matters to be considered at the annual meeting, including the merger agreement, in detail. Whether or not you plan to attend the annual meeting, we urge you to sign, date and return the enclosed green proxy sheet as soon as possible in the enclosed postage-prepaid envelope supplied for your convenience. On behalf of our board of directors, we appreciate your cooperation and continued support.

                      Sincerely,

                      Salvador L. Diesi, Sr.
                      President

AMERICAN BANCORP, INC.
321 East Landry Street
Opelousas, Louisiana 70570

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD                        , 2004

TO THE SHAREHOLDERS OF AMERICAN BANCORP, INC.:

        A annual meeting of the shareholders of American Bancorp, Inc. will be held on                        , 2004 at 2:00 p.m., local time, at its main office, located at 321 East Landry Street, Opelousas, Louisiana, for the following purposes:

        1.     To consider and act upon a proposal to approve and adopt the Agreement and Plan of Merger by and between American Bancorp, Inc. and American Interim Company and the transactions contemplated by the agreement;

        2.     To elect directors;

        3.     To ratify the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as the independent accountants of American Bancorp, Inc. for 2004; and

        4.     To consider any other business as may properly come before the annual meeting or any adjournment of the annual meeting.

        The matters to be considered at the annual shareholders' meeting are more fully discussed in the attached proxy statement, which we urge you to read carefully. A copy of the Agreement and Plan of Merger is included as Appendix A to the proxy statement. Dissenting shareholders who comply with the procedural requirements of the Business Corporation Law of the State of Louisiana will be entitled to receive payment of the fair cash value of their shares if the merger is effected upon approval by less than eighty percent of the total voting power of American Bancorp, Inc. We have included a copy of the procedural requirements for dissenting shareholders as Appendix E to the proxy statement.

        We have fixed the close of business on            , 2004, as the record date for the shareholders' meeting. Accordingly, only shareholders of record as of that date are entitled to notice of, to attend and to vote at, the annual meeting and any adjournment or postponement of the annual meeting.

        Your vote is very important, and you are cordially invited to attend the meeting in person. However, whether or not you expect to attend the meeting in person, we urge you to sign, date and return the enclosed green proxy sheet at your earliest convenience. This will ensure the presence of a quorum at the meeting and that your shares are voted in accordance with your wishes. For your convenience, we have enclosed a self-addressed, stamped envelope for the return of your proxy. Your prompt response will help reduce proxy solicitation costs, which are paid for by American Bancorp, Inc. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted at the meeting in the manner described in the section of the proxy statement titled "Questions and Answers About the Annual Meeting, " beginning on page 5 of the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
, 2004 Opelousas, Louisiana	Salvador L. Diesi, Sr. President

PROXY STATEMENT FOR THE ANNUAL MEETING
OF THE SHAREHOLDERS OF AMERICAN BANCORP, INC.

        We are providing these proxy materials to you in connection with the solicitation of proxies by our board of directors for the 2004 annual meeting of shareholders and for any adjournment or postponement of the meeting. At the meeting, you will be asked to:

  •
  consider and act upon a proposal to approve and adopt the Agreement and Plan of Merger by and between American Bancorp, Inc. and American Interim Company and the transactions contemplated by the agreement;

  •
  elect directors;

  •
  ratify the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as the independent accountants of American Bancorp, Inc. for 2004; and

  •
  consider any other business as may properly come before the annual meeting or any adjournment of the annual meeting.

        In this proxy statement, when we refer to "American Bancorp," "the company," "our company," "we," "our" and "us," we are referring to American Bancorp, Inc. When we refer to "the Bank," we are referring to American Bank & Trust Company. When we refer to the "interim company," we are referring to American Interim Company. Finally, when we refer to "the merger agreement," we are referring to the Agreement and Plan of Merger, dated as of April 14, 2004, by and between American Bancorp, Inc. and American Interim Company.

        The merger is being proposed to enable us to reduce the number of shareholders to fewer than 75 persons, all of whom will be qualified to hold S corporation stock. If the merger is approved by our shareholders and becomes effective, we will be eligible to elect with the Internal Revenue Service to be taxed as a Subchapter S corporation for federal income tax purposes. In addition, we will be eligible to terminate our registration under the Securities Exchange Act of 1934, as amended, and suspend the filing of annual and periodic reports with the Securities and Exchange Commission.

        This document provides you with detailed information about the proposed merger and the other matters to be considered at the annual meeting and certain other information about us. Please see the section titled "Where You Can Find More Information" on page 77 for additional information about us on file with the Securities and Exchange Commission.

        This proxy statement and proxy sheet are being mailed to our shareholders beginning on or about                        , 2004.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, passed upon the merits or fairness of this transaction, or passed upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.

        You are not to construe the contents of this proxy statement as legal, business or tax advice. You should consult your own legal counsel, accountants, business advisors and tax advisors as to legal, tax, business and financial aspects of the merger.

        The date of this proxy statement is                        , 2004.

i

SUMMARY INFORMATION	1
SELECTED FINANCIAL INFORMATION	8
FORWARD-LOOKING STATEMENTS	9
SPECIAL FACTORS	10
Background of the merger	10
Purposes of and reasons for the merger proposal	16
Determination of the terms of the merger	19
Financial fairness	19
Funding the merger	31
U. S. federal income tax consequences of the merger	32
Recommendation of our board of directors	35
Certain effects of the merger on American Bancorp	41
Certain effects of the merger on our shareholders	44
CONSEQUENCES OF A SUBCHAPTER S ELECTION	46
Tax consequences of Subchapter S tax status	46
Non-tax consequences of Subchapter S election	49
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION	49
MARKET FOR SECURITIES AND DIVIDEND INFORMATION	52
Dividends—American Bancorp	53
Dividends—The Bank	54
ITEM ONE—THE PROPOSED MERGER	55
Parties to the merger	55
Structure of merger	56
Conversion and exchange of stock certificates	64
Interest of certain persons in the merger	64
Dissenting shareholders	65
Conditions to consummation of the merger	66
Amendment or termination of the merger agreement	66
Effective time of the merger	67
Regulatory approvals	67
Expenses of the merger	68
Anticipated accounting treatment	68
Operations of American Bancorp and the Bank following the merger	68
Vote required to approve the merger	69
ITEM TWO—ELECTION OF DIRECTORS	69
Vote required to elect nominees	70
ITEM THREE—RATIFICATION OF INDEPENDENT ACCOUNTANTS	70
Audit fees	71
Tax fees	71
Financial information systems design and implementation fees	71
Audit-related fees	71
All other fees	71
Policy for pre-approval of services provided by independent auditor	72

ii

Other matters	72
Vote required to ratify independent accountants	72
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS	72
Section 16(a) beneficial ownership reporting compliance	74
Certain relationships and related transactions	74
MANAGEMENT	76
General	76
Director compensation	76
Board meetings and committees	76
Audit committee report	78
Executive officers	78
Executive compensation	79
Interim company	80
OTHER BUSINESS	80
COST OF ANNUAL MEETING AND SOLICITATION OF PROXIES	80
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS	80
SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING	81
SHAREHOLDER COMMUNICATIONS	81
WHERE YOU CAN FIND MORE INFORMATION	81
DOCUMENTS INCORPORATED BY REFERENCE	81
APPENDICES:
AGREEMENT AND PLAN OF MERGER	Appendix A
FORM OF CERTIFICATE OF ELIGIBILITY	Appendix B
FORM OF CONFORMED IRS ELECTION FORM	Appendix C
FORM OF SHAREHOLDERS' AGREEMENT	Appendix D
DISSENTERS' RIGHTS PROVISIONS	Appendix E
FAIRNESS OPINION OF NATIONAL CAPITAL, L.L.C.	Appendix F
NATIONAL CAPITAL COMPARABLE TRANSACTIONS.	Appendix G
2003 ANNUAL REPORT TO SHAREHOLDERS.	Appendix H

iii

SUMMARY INFORMATION

        The questions and answers that follow highlight the material information included in this proxy statement and may not contain all of the information that is important to you. For a more complete understanding of the merger, you should read this entire document carefully, as well as the additional documents to which we refer you. The full text of the merger agreement is included as Appendix A to this proxy statement. For your convenience, we have directed your attention in parentheses to the location in this document where you can find a more complete discussion of each item listed below.

Why am I receiving this proxy statement?

        We have sent this Notice of Annual Meeting of Shareholders and Proxy Statement, together with the enclosed green proxy sheet, because our board of directors is soliciting your vote at the annual meeting to be held on                        , 2004. This proxy statement contains important information about the items to be considered at the annual meeting, including the "going private" merger transaction, and other information regarding our company. Our Annual Report to Shareholders, which includes our audited financial statements for the fiscal year ended December 31, 2003, is enclosed as Appendix H to this proxy statement.

        Our board of directors has determined that it is in the best interests of our company and shareholders (i) to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended, and (ii) to make a Subchapter S tax election for our company and banking subsidiary, American Bank & Trust Company, in what is commonly referred to as a "going private" transaction. Following the "going private" transaction and our Subchapter S tax election, among other things, we would no longer be subject to the periodic reporting requirements of the Securities and Exchange Commission and generally would not be subject to federal income taxes at the corporate level. To accomplish these objectives, our board of directors has proposed a merger transaction by and between our company and a newly-created Louisiana corporation and is submitting this transaction for a vote of our shareholders at the annual meeting.

        In addition to the proposed "going private" transaction, you will be asked to elect directors and ratify the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants for 2004.

  We urge you to read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE MERGER

Who are the parties to the proposed merger? (see page 53)

        American Bancorp, Inc.    We are a Louisiana corporation and registered bank holding company, which owns all of the outstanding stock of American Bank & Trust Company, a Louisiana state bank with its main office in Opelousas, Louisiana.

        American Interim Company.    The interim company is a shell Louisiana corporation and wholly-owned subsidiary of American Bancorp organized solely for the purpose of facilitating this transaction. The interim company will merge with and into our company and will cease to exist after the merger. The interim company has no significant assets, liabilities or shareholders' equity.

Why is the merger being proposed? (see page 16)

        Our board of directors believes that the merger is in the best interests of our company, shareholders and banking community. The merger is being proposed for the following reasons:

  •
  The merger would enable us to terminate the registration of our common stock under the Securities Exchange Act and thereby avoid the significant costs and personnel time commitment necessary for compliance with the Securities and Exchange Commission's reporting requirements and the other additional material costs associated with being a reporting company.

  •
  The merger would also enable us to become eligible to be taxed for federal income tax purposes under Subchapter S of the Internal Revenue Code. The primary advantage of being an S corporation is that S corporations are generally not subject to federal income taxes at the corporate level.

  •
  The merger would also serve as a source of liquidity for shareholders who would like to receive cash for their shares.

What are the basic terms of the merger transaction? (see page 53)

        Under the merger agreement, each share of common stock owned by a shareholder who does not meet the requirements to be a "qualified shareholder" will be converted into cash in the amount of $140.24 per share. Each share of common stock owned by a shareholder who meets the requirements to be a "qualified shareholder" will continue to represent one share of common stock.

How was the cash price for shares of our common stock determined? (see page 19)

        We retained National Capital, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to assist our board of directors in determining a fair price for shares of our common stock. National Capital met with our board of directors on December 10, 2003, and made a presentation regarding valuation methodologies for transactions such as the proposed merger and discussed a range of values that it deemed appropriate for our common stock. Following the board presentation, an independent committee of the board of directors met with National Capital to evaluate and recommend a fair price to be paid to shareholders entitled to receive cash under the merger agreement. The independent committee considered the presentation made by National Capital, the factors underlying the range of values as presented by National Capital, and other factors that the independent committee deemed relevant and determined that $140.24 per share represented a fair value for the cash merger consideration and recommended that price to the full board of directors.

        The board of directors considered the recommendation of the independent committee, as well as the presentation made by National Capital, the factors underlying the range of values as presented by National Capital, and other factors that the board deemed relevant and set the value of the cash consideration to be received under the merger agreement at $140.24 per share.

        Subsequently, we engaged National Capital to evaluate the fairness, from a financial point of view, of the cash consideration to be paid under the merger agreement. National Capital issued an opinion, dated February 11, 2004, to our board of directors that the cash consideration to be received under the merger agreement was fair, from a financial point of view, to our shareholders, including those shareholders who are "unaffiliated shareholders" (i.e. shareholders other than officers, directors and 10% shareholders), those who would receive cash for their shares and those who would remain shareholders following the merger. We have attached a copy of the fairness opinion of National Capital as Appendix F to this proxy statement.

Who will be a "qualified shareholder" under the merger agreement? (See page 54)

        Subject to certain exceptions, to be a "qualified shareholder" under the merger agreement, you must satisfy all of the following criteria:

  •
  Either individually or together with your spouse, if any, you must own of record at least 660 shares of common stock of American Bancorp;

  •
  You must be eligible to be a shareholder of an S corporation and deliver to us an executed certificate of eligibility, the form of which is attached as Appendix B to this proxy statement;

  •
  You and your spouse, if any, (or, if a trust or usufruct, the person(s) treated as the shareholder(s) under the Internal Revenue Code) must consent to our election to become an S corporation by delivering to us an executed conformed Internal Revenue Service election form, the form of which is attached as Appendix C to this proxy statement; and

  •
  You and your spouse, if any, (and, if a trust or usufruct, certain other persons) must deliver to us an executed signature page to the Shareholders' Agreement between our company and shareholders, the form of which is attached as Appendix D to this proxy statement.

        As of the record date for the annual meeting, approximately 40 of a total 502 record shareholders of American Bancorp owned at least 660 shares of common stock. For more information regarding the reasons that our board of directors set the ownership minimum at 660 shares, please see the section titled "Item One—The Proposed Merger—Structure of merger—Ownership minimum," beginning on page 58. The 40 shareholders who owned at least 660 shares on the record date owned approximately 67% of our issued and outstanding shares. The 462 shareholders who owned fewer than 660 shares owned approximately 33% of our issued and outstanding shares.

What is the Shareholders' Agreement? (See page 60)

        The Shareholders' Agreement is an agreement between our company and shareholders that is intended to restrict the transfer of shares of our common stock in certain situations that may jeopardize our continuing eligibility as an S corporation. We have also attached the form of the Shareholders' Agreement as Appendix D to this proxy statement.

When will American Bancorp determine whether I am a "qualified shareholder"?

        We will determine whether you are a "qualified shareholder" by 2:00 p.m. on                        , 2004. If you have not provided us with a properly executed certificate of eligibility, conformed Internal Revenue Service election form and Shareholders' Agreement signature page by 2:00 p.m. on                        , 2004, we intend to make the determination that you are not a "qualified shareholder."

        Accordingly, if you wish to restructure your ownership interest or acquire additional shares of common stock from third parties to obtain the ownership minimum, you should do so by                         , 2004.

May executive officers or directors of American Bancorp have interests in the transaction that are different than mine? (see page 62)

        Our executive officers and directors may have interests in the transaction that are different from your interests as a shareholder, or relationships that may present conflicts of interest, including the following:

  •
  A majority of our directors and executive officers own of record at least 660 shares of our common stock and will be eligible to retain their shares following the merger; and

  •
  Assuming the merger was completed as of the record date for the annual meeting and all shareholders owning at least 660 shares of our common stock became "qualified shareholders" (as a majority of our executive officers and directors are eligible to become), the aggregate ownership percentage of our directors and executive officers would have increased from 39.74% to 59.35%.

Are there special factors that I should consider in evaluating the proposed merger? (see page 10)

        Yes. In evaluating the merger, we urge you to carefully review the section titled "Special Factors," beginning on page 10 for a discussion of certain risks and other factors related to the proposed merger and subsequent Subchapter S election.

Am I entitled to dissenters' rights? (see page 63)

        If the merger is effected upon the approval of the holders of less than 80% of our outstanding common stock, you may dissent from the merger by following the procedures set forth in section 131 of the Louisiana Business Corporation Law and receive the fair cash value of your shares of common stock. We have also attached a copy of section 131 as Appendix E to this proxy statement.

When will the merger be completed?

        We are working to complete the merger by                        2004. However, we cannot assure you when or if the merger will occur. We must first obtain the approval of our shareholders at the annual shareholders' meeting and satisfy, or obtain a waiver of, a number of other conditions to the merger that are described more fully in the sections titled "Item One—The Proposed Merger—Conditions to consummation of the merger" and "—Regulatory approvals," beginning on pages 64 and 65, respectively.

What are the tax consequences of the merger to me? (see page 30)

        In general, if are a "qualified shareholder" and do not receive any cash in the merger, we expect that the merger will be tax-free to you for federal income tax purposes. If you receive cash for your shares, you will likely recognize taxable gain or loss upon your receipt of cash. You should consult with your own tax advisor to determine the particular tax consequences of the merger that are applicable to you.

Should I send in my stock certificates now? (see page 62)

        Do not send in your stock certificates now.    When the merger is completed, we will send written instructions to you for use in exchanging your stock certificates for new stock certificates or cash.

May the merger agreement be amended or terminated? (see page 64)

        Yes. The merger agreement may be amended or terminated at any time before the merger is completed upon the mutual written consent of the boards of directors of American Bancorp and the interim company. With certain exceptions, additional shareholder action is generally not required.

Will there be restrictions on the transfer of my common stock after the merger? (See page 44)

        Yes. Shareholders following the merger will have executed the Shareholders' Agreement, which is intended to limit their ability to transfer their shares of stock to a person or entity who would jeopardize our continuing eligibility as an S corporation.

What does the board of directors recommend?

        Our board of directors has unanimously approved the merger agreement and recommends that you vote "FOR" the proposal to approve the merger agreement and the transactions contemplated by the agreement. The board believes that the transaction is in the best interests of our Company and shareholders, and that the transaction is fair to all of our shareholders, including unaffiliated shareholders, those who will receive cash in the merger and those who will retain their shares following the merger. In reaching its decision to recommend and approve the merger proposal, the board considered a number of factors, including the valuation prepared by National Capital, L.L.C. See "Special Factors—Financial fairness" and "—Recommendation of our board of directors" beginning on pages 19 and 33, respectively.

How will the merger be funded? (see page 30)

        We expect to fund the cash merger consideration and merger-related expenses with our working capital, which is expected to come from the proceeds of a special dividend to be paid to us by the Bank, upon receipt of any required regulatory approval. Although the exact amount of the special dividend cannot be determined until the merger is completed, we would have paid an aggregate of approximately $5.37 million to acquire the shares of our common stock held by shareholders owning fewer than 660 shares if the merger was completed as of the record date for the annual meeting. In addition, we expect merger-related expenses to total approximately $100,000.

Will the merger affect the daily operations of American Bancorp or the Bank? (see page 66)

        We anticipate that the merger will have little effect on the operations of our company or the Bank, each of which will continue its existing operations in substantially the same manner as it now conducts them. The merger will not result in any changes to the board or management of our company or the Bank.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where is the annual shareholders' meeting?

        The meeting will be held on                        , 2004 at 2:00 p.m., local time, at our operations center, located at 321 East Landry Street, Opelousas, Louisiana.

What is the purpose of the meeting?

        At the meeting, you will be asked to (i) consider and vote on a proposal to approve and adopt the merger agreement by and between American Bancorp, Inc. and the interim company and the transactions contemplated by the merger agreement; (ii) elect directors; (iii) ratify the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants for 2004; and (iv) consider any other business that may properly some before the annual meeting or any adjournment of the annual meeting.

How many votes do I have?

        You have one vote for each share of common stock you owned on                        , 2004, the record date for the annual meeting.

How many votes can be cast by all shareholders?

        As of                        , 2004, 115,987 shares of common stock were issued and outstanding and held of record by approximately 502 shareholders.

How many votes must be present to hold the meeting?

        A majority of the votes that can be cast, or at least 57,994 votes, must be present in person or by proxy to hold the meeting. The shares owned by shareholders present at the meeting or represented at the meeting by a properly executed proxy, but who abstained from voting on a particular proposal, and broker non-votes will be treated as shares that are present and entitled to vote at the shareholders' meeting for determining whether a quorum exists, but will not be counted as a vote "FOR" or "AGAINST" that proposal.

What happens if the meeting is postponed or adjourned?

        Shareholders may be asked to vote upon a proposal to adjourn or postpone the annual meeting. Any adjournment or postponement could be used for the purposes of allowing additional time for soliciting votes from our shareholders to approve and adopt the matters to be considered at the annual meeting or to satisfy other conditions to the completion of the merger that we elect to satisfy prior to seeking a vote of our shareholders in connection with the merger. Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

What vote is required to approve the matters to be considered at the meeting?

        The merger proposal must be approved by the affirmative vote of the holders of at least 75% of the issued and outstanding shares of our common stock present, in person or by proxy, at the annual meeting. Each other matter submitted to our shareholders must be approved by the affirmative vote of at least 50% of the issued and outstanding shares of our common stock present, in person or by proxy, at the annual meeting. As of the record date for the annual meeting, our executive officers and directors owned beneficially in the aggregate 46,093 shares, or approximately 39.74% of our outstanding common stock. As of the date of this proxy statement, our directors and executive officers indicate that they intend to vote their shares in favor of the merger proposal, the directors nominated by the board and the ratification of the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants for 2004.

How do I vote?

        You may vote by completing and returning a proxy or by voting in person at the meeting. We encourage you to attend the annual meeting, and execution of the enclosed proxy will not affect your right to attend the meeting and vote in person. However, to ensure that your shares are voted in accordance with your wishes and that a quorum is present at the meeting, we urge you to complete, sign and return the enclosed green proxy sheet to us as promptly as possible in the enclosed self-addressed, stamped envelope. Your prompt response will help reduce proxy solicitation costs, which are paid for by our company.

        Voting by proxy.    If you vote by proxy, your proxy will be voted in accordance with your instructions. If you return a signed proxy sheet without indicating your vote, your shares will be voted for (i) the merger proposal, (ii) the nominees for election as directors listed on the proxy sheet and (iii) the ratification of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants for 2004. The board of directors does not know of any other matters to be presented for a vote at the annual meeting. If any other matters unknown to us a reasonable time before this solicitation are properly brought before the annual meeting, the persons named in the proxies, acting under the proxy, would have the discretion to vote on those matters in accordance with their best judgment. However, your proxy would not confer authority to the persons named in the proxies to vote to postpone or adjourn the annual meeting.

        Voting in person.    If you attend the meeting, you may deliver your completed proxy sheet in person or you may vote by completing a ballot which will be available at the meeting.

Can I change my vote after I have mailed my signed proxy?

        Yes, you may change your vote by delivering to the secretary of the company, prior to the time that the proxy is voted, a written, dated instrument stating that the proxy is revoked or a subsequent proxy that is signed by the person entitled to vote the shares. However, mere attendance at the annual shareholders' meeting will not of itself revoke a proxy.

What if my shares are not registered in my name?

        If your shares are registered in "street name" (i.e. in the name of a broker, bank or other record holder), you must either direct the record holder of your shares as to how to vote your shares or obtain a proxy from the record holder to vote at the annual meeting. Your broker will not vote your shares for you unless you provide instructions to your broker on how to vote. It is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Who can help answer my questions?

        If you have any questions about the annual shareholders' meeting or the merger, or if you need additional copies of the enclosed materials or proxy sheet, you should contact: George H. Comeau, Chief Financial Officer, American Bancorp, Inc. at 321 East Landry Street, P.O. Box 1819, Opelousas, Louisiana 70570. The telephone number is (337) 948-3056.

What do I need to do now?

        After you have carefully read this proxy statement, please indicate on the green proxy sheet how you want to vote. Complete, sign, date and return the proxy sheet to us as soon as possible in the enclosed postage-prepaid return envelope so that your shares will be represented and voted at the annual shareholders' meeting.

SELECTED FINANCIAL INFORMATION

        The following table sets forth selected historical financial information and other data about the company at the dates and for the periods shown. The financial information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 is derived from our audited consolidated financial statements. Management is not aware of any factors that materially affect the comparability of the financial data among the periods shown. Historical results are not necessarily indicative of future results. There are no significant operations or assets of the company that are not reflected in the financial data appearing below. This financial information is only a summary and should be read in conjunction with our consolidated financial statements and other financial information, including the notes to our financial statements, contained in our annual reports on Forms 10-KSB for the periods described, each of which has been previously filed with the Securities and Exchange Commission. See "Where You Can Find More Information," beginning on page 77.

	For the year ended December 31,
	2003	2002	2001	2000	1999
	(dollars in thousands, except per share data)
Summary Income Statement Data:
Total interest income	$4,425	$5,060	$5,326	$5,210	$4,819
Total interest expense	701	988	1,530	1,545	1,511
Net interest income	3,724	4,072	3,796	3,665	3,308
Provision for loan losses	42	42	42	11	0
Non-interest income	734	732	665	695	693
Non-interest expense	3,188	3,070	2,904	2,720	2,512
Income (loss) before income taxes	1,228	1,692	1,515	1,629	1,489
Income tax expense	253	415	379	426	403
Net income (loss)	$975	$1,277	$1,136	$1,203	$1,086
Per Share Income Data:
Weighted average shares outstanding	116,010	116,310	117,016	117,673	117,884
Earnings per common share	$8.41	$10.98	$9.71	$10.23	$9.21
Cash dividends per share	$2.00	$2.40	$2.00	$1.70	$1.45
Book value per share	$121.30	$117.34	$105.20	$94.16	$80.75
Selected Balance Sheet Data:
Total assets	$100,858	$99,719	$91,590	$82,760	$80,232
Loans, net of allowance for loan losses	$39,305	$39,931	$37,751	$32,659	$28,832
Deposits	$85,629	$84,778	$78,688	$71,318	$70,434
Shareholder's equity	$14,070	$13,632	$12,265	$11,076	$9,505
Performance Ratios:
Return on average shareholder's equity	7.02%	9.80%	9.59%	11.91%	11.38%
Return on average assets	1.00%	1.38%	1.35%	1.54%	1.42%
Avg. shareholders' equity to avg. assets	14.31%	14.04%	14.13%	12.96%	12.47%
Ratio of earnings to fixed charges
Efficiency ratio	71.51%	63.90%	65.10%	62.39%	62.79%
Regulatory Capital Ratios:
Tier 1 leverage capital ratio (bank level only)	13.97%	13.78%	14.14%	14.14%	13.11%
Tier 1 risk-based capital ratio (bank level only)	28.36%	26.99%	27.16%	29.00%	28.57%
Total risk-based capital ratio (bank level only)	29.61%	28.24%	28.41%	30.25%	29.82%

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FORWARD-LOOKING STATEMENTS

        This proxy statement includes various forward-looking statements about American Bancorp and the Bank that are subject to risks and uncertainties. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives.

        Statements preceded by, followed by or that otherwise include the words "anticipates," "believes," "estimates," "expects," "intends," "plans," "may increase," "may fluctuate" and similar expressions or future or conditional verbs such as "will," "should," "would" and "could" are generally forward-looking in nature and not historical facts. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. You should understand that the following important factors, in addition to those discussed elsewhere in this proxy statement or in the documents that are referenced by this proxy statement, could affect our future results following the merger and could cause results to differ materially from those expected in such forward-looking statements:

  •
  the effect of economic conditions and interest rates on a local, state or national basis;

  •
  the performance of the businesses of American Bancorp and the Bank following the merger;

  •
  the competitive pressures in the financial services industry;

  •
  the financial resources of, and products available to, competitors;

  •
  changes in laws and regulations to which American Bancorp, the Bank, our customers, competitors and potential competitors are subject, including those related to banking, tax, securities, insurance and labor;

  •
  the loss of senior management or operating personnel and the potential inability to hire qualified personnel at reasonable compensation levels; and

  •
  opportunities that we may pursue following the merger.

        These forward-looking statements involve risks and uncertainties in addition to the factors described in the section titled "Special Factors," beginning on page 10. It is not possible to foresee or identify all such factors. You should consider the areas of risk described in this proxy statement in connection with any forward-looking statements that may be made by American Bancorp or the Bank or anyone acting for either or both institutions. Except for any ongoing obligations to disclose material information under federal or state securities laws, we do not undertake any obligation to update any forward-looking statement, or to disclose any facts, events or circumstances after the date of this proxy statement that may affect the accuracy of any forward-looking statements. The safe harbor provisions of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, do not apply to the merger.

SPECIAL FACTORS

Background of the merger

        Election to be taxed as a Subchapter S corporation.    In 1996, Congress enacted the Small Business Protection Act. One of the provisions of the Act amended certain sections of the Internal Revenue Code to permit financial institutions that meet certain requirements to be taxed under Subchapter S of the Internal Revenue Code. Since that date, more than 2,000 community banks have elected Subchapter S tax treatment. A corporation taxed under Subchapter S of the Internal Revenue Code is commonly referred to as an "S corporation." The primary advantage of being an S corporation is that S corporations are generally not subject to federal income taxes at the corporate level.

        The market for financial services and the regulatory environment in which our Company and the Bank operate have changed substantially over the past several years. These changes have required our board of directors to reevaluate our long-term business plans and future opportunities in the competitive and highly regulated financial services industry. As a part of this process, the board has been evaluating a Subchapter S election for our Company and the Bank.

        The Small Business Protection Act also provides that a parent corporation may elect to become an S corporation, treat any wholly-owned subsidiaries as "qualified Subchapter S subsidiaries" and receive beneficial Subchapter S tax treatment for its subsidiaries. Consequently, upon consummation of the merger, we would be able to elect to become an S corporation and elect for the Bank to become a qualified Subchapter S subsidiary. Thereafter, we would generally not be subject to federal income taxes at the corporate level.

        Electing to become an S corporation would enable us to realize significant tax savings and improve our profitability, increasing the likelihood that the Bank will remain an independent community bank, which is consistent with our strategic plans.

        Termination of registration.    At the time that we formed our holding company in 1984, our total number of shareholders exceeded 500, triggering a requirement under the federal securities laws that we register our common stock under section 12(g) of the Securities Exchange Act. By registering our common stock, we became subject to a number of rules and regulations applicable to companies having a class of stock registered with the Securities and Exchange Commission, which are commonly referred to as "reporting companies."

        As a reporting company,

  •
  we are required to file annual reports with the Securities and Exchange Commission on Form 10-KSB, which include audited financial information, a comprehensive discussion of our financial condition and results of operations, disclosure regarding market risks, information about directors, executive officers and executive compensation, and a description of our business, properties and legal proceedings;

  •
  we are required to file quarterly reports with the Securities and Exchange Commission on Form 10-QSB, which include unaudited financial information for the quarter and year to date, a comprehensive discussion of our financial condition and results of operations for the period and year to date, disclosure regarding market risks, and a discussion of our legal proceedings;

  •
  we are required to file proxy statements and related materials as required by Regulation 14A under the Securities Exchange Act;

  •
  we are required to file other periodic reports with the Securities and Exchange Commission on Form 8-K to disclose certain other material developments;

  •
  we (along with our officers and directors) are subject to potential civil and criminal liability resulting from violations of the Securities Exchange Act;

  •
  we are required to file certain schedules and other documents with the Securities and Exchange Commission prior to repurchasing shares of our common stock, with certain exceptions; and

  •
  we are subject to a number of new requirements and obligations resulting from the Sarbanes-Oxley Act of 2002, including enhanced financial disclosures and requirements regarding the composition of the board of directors and other matters of corporate governance.

        The costs associated with compliance with the myriad of rules and regulations applicable to us as a reporting company comprise a material overhead expense. We expect that these costs will continue to increase and become more significant following the enactment of the Sarbanes-Oxley Act of 2002 and the regulations promulgated under the Act. These costs include:

  •
  legal expenses to review Securities and Exchange Commission filings and advise us with respect to compliance;

  •
  accounting fees;

  •
  costs of printing and mailing the Securities and Exchange Commission documents;

  •
  specialized software and other filing costs associated with Securities and Exchange Commission reports and other filings; and

  •
  directors' and officers' liability insurance premiums.

        In addition to the direct costs associated with compliance with Securities and Exchange Commission rules and regulations, we are also affected by indirect costs to our business associated with the diversion of employees from core banking operations to compliance activities. While these indirect costs are less susceptible to quantification, management believes these indirect costs are real and material.

        The direct and indirect costs of compliance with Securities and Exchange Commission rules and regulations and of being a reporting company have been increasing over the years, and we believe that they will continue to increase, in light of the Sarbanes-Oxley Act of 2002 and the additional rules and regulations promulgated by the Securities and Exchange Commission as a result of the Act. In particular, we expect accounting fees and insurance premiums paid by reporting companies to increase in the near future at a significantly higher rate than those paid by nonreporting companies.

        Management discussions.    Although management had informally discussed the possibility of making a Subchapter S election and terminating our Securities Exchange Act registration in early 2003, after considering the experiences and results over the last few years of other Louisiana-based financial institutions and bank holding companies that have elected to become S corporations, as well as the costs of compliance as a reporting company, the burden on management required for compliance with Securities and Exchange Commission rules and regulations, and the additional requirements of the Sarbanes-Oxley Act of 2002, our management held internal discussions, during the summer of 2003, concerning the possibility of terminating our Securities Exchange Act registration and electing to be taxed as an S corporation for federal income tax purposes.

        Although management had generally been aware of the burdens and purported benefits associated with remaining a reporting company, management believed that the costs of being registered with the Securities and Exchange Commission were likely to materially increase as a result of the corporate and regulatory environment at that time and that we had been realizing minimal benefit as a result of our status as a registered company. Furthermore, management believed that, in order to continue as a reporting company, our existing compliance programs would need to be updated.

        Based upon these internal discussions, management concluded that it should further investigate the benefits and costs associated with making a Subchapter S election and terminating our registration and consult with corporate counsel and our independent accountants in evaluating these matters.

        At the October 8, 2003 special board of directors meeting, corporate counsel met with our board to discuss certain of the legal issues associated with "going private" transactions, including the benefits of, and burdens associated with, remaining a Securities and Exchange Commission reporting company. Counsel discussed the reporting requirements and our other obligations under the Securities Exchange Act, which are described in the initial paragraphs of this "—Background of the merger" section. In addition, counsel addressed generally each of the items discussed in the section titled "—Purposes of and reasons for the merger proposal," beginning on page 16. Corporate counsel also described a number of the additional requirements that are being or will be imposed upon us as a result of the Sarbanes-Oxley Act of 2002. Counsel explained generally the newly-enacted provisions relating to audit committees and our independent auditors as well as the increased exposure of our directors and executive officers to criminal and civil liability. Although the board of directors and management were generally aware of the costs associated with remaining a reporting company and the likelihood of cost increases, the actual costs were not presented to the board of directors in connection with its analysis.

        In addition, corporate counsel discussed a proposed Subchapter S election for our company, including (i) the effects on both our company and shareholders of making a Subchapter S election, (ii) the requirements to become an S corporation, (iii) certain tools that we could use to maintain our S corporation election after the election is made, (iv) termination of the S corporation election (voluntarily or inadvertently), and (v) the proposed structure of a transaction to become eligible to make an S corporation election.

        Finally, counsel discussed with the board regulatory issues associated with the transaction. Counsel explained that our repurchase of shares would trigger a regulatory filing with the Federal Reserve Bank of Atlanta as a result of the increase in percentage ownership by our largest shareholder group. In addition, counsel explained that regulatory approval would likely be required for the Bank to pay a dividend to fund the cash consideration necessary to repurchase the shares as a result of the transaction.

        Following the discussion on the costs and benefits of remaining a reporting company and of making a Subchapter S election, counsel explained that the transaction would be subject to the review of the Securities and Exchange Commission in the form of a Schedule 13e-3 filing. Counsel and our board of directors also discussed the fiduciary duties owed by the board of directors in the context of a transaction such as the proposed merger, including that the transaction be fair, procedurally and substantively, to all shareholders.

        At the October 15, 2003 special board meeting, the board of directors met once again to discuss a transaction that would enable us to make a Subchapter S election and to terminate our Securities Exchange Act registration. At the meeting, management presented its internally prepared estimates of the financial impact to our company of a proposed Subchapter S election and a "going private" transaction.

        At the November 12, 2003 special board meeting, the board unanimously approved engaging Jenkens & Gilchrist, P.C., a law firm experienced with the representation of banks and their holding company in connection with mergers and acquisitions, "going private" transactions and other regulatory matters, to assist the board and management with certain legal and regulatory issues associated with a proposed transaction that would result in a termination of the company's registration with the Securities and Exchange Commission.

        In addition, the board agreed to have a valuation of our common stock prepared to assist the board in determining a fair price for our common stock and to engage a financial advisor to assist the board on valuation methodologies and render a fairness opinion of the cash price determined by the board to be paid in connection with a proposed transaction. After considering the credentials of competing independent financial advisors and their respective principals, the board authorized the engagement of National Capital, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, as the company's independent financial advisor and directed National Capital to prepare a valuation of our common stock.

        Following the meeting, with the assistance of our legal advisors, management evaluated three alternative structures for reducing our shareholder base: a tender offer, a reverse stock split and a merger.

        Tender offer.    Management considered an issuer tender offer to repurchase shares of our outstanding common stock to reduce the number of shareholders to fewer than 75. However, management determined that the results of the tender offer would be unpredictable due to its voluntary nature. Moreover, because a tender offer would be voluntary, the board noted that the transaction could be more expensive and take significantly longer to complete, which could jeopardize our ability to terminate our registration in a timely manner and make a Subchapter S election, effective January 1, 2005. A tender offer would not provide any assurance that we would be eligible to make a Subchapter S election even after the tender offer because all remaining shareholders would still be required to be eligible S corporation shareholders and to consent to the election. The tender offer process would not afford us the ability to compel an ineligible shareholder to sell his shares or an eligible shareholder to consent to the Subchapter S election. Finally, a tender offer would not provide us with any assurances that we would be able to maintain our Subchapter S election after it is made because the tender offer process would not afford us the ability to require a shareholder to execute the Shareholders' Agreement. See "Item One—The Proposed Merger—Structure of merger—Execution of Shareholders' Agreement," beginning on page 60. Accordingly, management concluded that an issuer tender offer was not a viable alternative for the proposed transaction.

        Reverse stock split.    Management also considered declaring a reverse stock split with cash payments for resulting fractional shares to reduce the number of shareholders to fewer than 75. The involuntary nature of a reverse stock split would give us assurances that the number of shareholders could be reduced to fewer than 75. However, although specific cost estimates were not prepared, management noted that a reverse stock split would likely require a significantly greater capital commitment to repurchase shares than would a merger because we would be required to pay cash for all fractional shares, including shares owned by those who would remain shareholders following the reverse stock split. In addition, unlike a merger, a reverse stock split would not provide shareholders with statutory appraisal rights under Louisiana law. See "Item One—The Proposed Merger—Dissenting shareholders," beginning on page 63. Most importantly, however, a reverse stock split would not provide any assurance that we would be eligible to make a Subchapter S election even after the reverse stock split because all remaining shareholders would still be required to be eligible S corporation shareholders and to consent to the election. The reverse stock split process would not afford us the ability to compel an ineligible shareholder to sell his shares or an eligible shareholder to consent to the Subchapter S election. Finally, a reverse stock split would not provide us with any assurances that we would be able to maintain our Subchapter S election after it is made because the reverse stock split process would not afford us the ability to require a shareholder to execute the Shareholders' Agreement. See "Item One—The Proposed Merger—Structure of merger—Execution of Shareholders' Agreement," beginning on page 60. Accordingly, management concluded that a reverse stock split was not a viable alternative for the proposed transaction.

        Merger.    Finally, management considered a merger transaction as a means to reduce the number of shareholders to fewer than 75 and become eligible to make a Subchapter S election. Management noted that the involuntary nature of the transaction would provide reasonable assurances that the number of shareholders would be reduced to fewer than 75. In addition, the merger could be structured so that only those shareholders who are eligible to hold S corporation stock, consent to the Subchapter S election and execute the Shareholders' Agreement would be eligible to remain shareholders following the merger. Accordingly, management concluded that a merger transaction was the most effective alternative to achieve the proposed objectives.

        The board of directors met again on December 10, 2003, to discuss the proposed transaction. At the meeting, the board agreed with management's assessment that the burden on management and the expense of the Securities and Exchange Commission reporting and other filing obligations outweighed any benefit from being a reporting company. In addition, the board agreed that making a Subchapter S election would be beneficial to our company and shareholders. Accordingly, after further discussion, the board of directors unanimously resolved to move forward with the transaction to enable us to terminate the registration of our common stock and to elect Subchapter S federal income tax treatment.

        Following its decision to move forward with a transaction, the board considered the structure of the transaction and agreed with management's analysis that the transaction should be structured as a merger. In addition, National Capital made a presentation to the board of directors regarding its valuation of our common stock and explained that the range of values appropriate for our common stock for the proposed transaction was $135 per share to $143 per share. As a part of its presentation, National Capital described the methodologies used in preparing the appraisal and explained the detailed procedures performed and the financial analyses supporting the range of values. The board members discussed the different factors involved in these procedures, and National Capital further clarified the assumptions utilized in its valuation. National Capital did not recommend a specific per share price to the board of directors, but did explain that a price below the quoted range might not be fair to those shareholders receiving cash and a price above the quoted range might not be fair to those shareholders who remain shareholders following the proposed transaction.

        Following the National Capital presentation, our board of directors appointed a committee of independent directors (i.e. directors who would not remain shareholders following the proposed merger) to deliberate with respect to the cash consideration to be paid to shareholders entitled to receive cash as a result of the proposed merger and to make a recommendation to the full board of directors as to such amount. The independent committee consisted of Alvin A. Haynes, II and Charles R. Jagneaux. The committee met with National Capital independently and outside of the presence of the full board of directors. Following their discussions, the independent committee made a determination that $140.24 was a fair value to be paid for the shares of common stock to be purchased as a result of the merger and recommended this price to the full board of directors.

        The board of directors considered the price recommended by the independent committee and agreed that that $140.24 per share was a fair value to be paid for the shares of common stock to be purchased as a result of the merger. In the board's determination, the $140.24 price seemed to the board to balance the need to pay a price to the shareholders receiving cash that was high enough to be fair to those shareholders with the need to pay a price that was not so high as to be unfair to those shareholders who would remain shareholders following the proposed transaction.

        At the December 16, 2003 board meeting, the board met to consider the structure of the ownership minimum for remaining a shareholder following the proposed merger. Management presented an internally prepared analysis of the impact of an ownership minimum of 498 and 660 shares. The board agreed with management's analysis that an ownership minimum of 660 shares would enable the company to reduce the number of shareholders to fewer than 75 persons and address the other factors set forth in the section titled "Item One—The Proposed Merger—Structure of merger—Reasons for ownership minimum," beginning on page 58.

        The board also directed counsel to prepare and present, for the review of the board, a proxy statement and Schedule 13E-3 to be filed with the Securities and Exchange Commission. Thereafter, the board requested that National Capital render an opinion as to the fairness, from a financial point of view, of the cash merger consideration to our shareholders, including unaffiliated shareholders, those shareholders who would receive cash for their shares and those shareholders who would remain shareholders following the merger.

        At its March 10, 2004 meeting, the board was presented with and reviewed a draft of the proposed merger agreement. In addition, the board considered National Capital's opinion, dated February 11, 2004, to the board of directors to the effect that the cash consideration to be paid in the merger transaction, $140.24 per share, is fair from a financial point of view to all of our shareholders, including those shareholders who are not directors or executive officers of American Bancorp, those shareholders who would receive cash for their shares and those shareholders who would remain shareholders following the merger. In addition, at that meeting, our board of directors met to consider the draft of the proxy statement. After its review and a discussion, the board approved the merger agreement and the proxy statement and authorized management to execute the merger agreement on behalf of the company. The board also adopted resolutions authorizing management to seek shareholder approval at the 2004 annual meeting.

        The board met again on April 14, 2004 to consider drafts of the filings to be made with the Securities and Exchange Commission in connection with the "going private" transaction, including the Schedule 13E-3 Transaction Statement and the Schedule 14A. After its review and discussion, the board approved the drafts and authorized management to make all necessary filings with the Securities and Exchange Commission with respect to the proposed transaction.

        Management has determined to pursue the "going private" transaction at this time, although it has been informally considering the proposed transaction since early 2003, because management has resolved all of the bank regulatory issues that were ancillary to the proposed transaction, has determined that it has adequately evaluated the alternatives to the proposed transaction and has concluded that the transaction continues to be in the best interests of our company and all of our shareholders, including unaffiliated shareholders.

        In electing to submit the merger agreement to our shareholders for their approval and to recommend that shareholders vote to approve the merger proposal, the board unanimously determined that the merger proposal was fair to all of our shareholders, including unaffiliated shareholders, those shareholders who would receive cash for their shares and those shareholders who would remain shareholders following the merger. For further discussion on the factors considered by the board, see the section titled "—Recommendation of our board of directors," beginning on page 33. In making this determination, the board did not utilize the following procedural safeguards:

  •
  the merger transaction was not structured to require separate approval by a majority of the unaffiliated shareholders; and

  •
  the directors did not retain any unaffiliated representative to act solely on behalf of our unaffiliated shareholders for purposes of negotiating the terms of the merger transaction or to prepare a report regarding the fairness of the transaction.

        The board did not consider any other alternatives to the proposed transaction, including a possible sale of our company for a number of reasons. First, no firm offers had been presented to the board and no determination had been made that such a sale would be in the best interests of our shareholders. In addition, our board of directors did not view a sale of our company as a viable alternative because such a transaction would be inconsistent with the board's belief that it is in the best interest of our company, our employees and the community that we continue to operate as an independent banking organization. The objective of the proposed transaction was not intended to terminate our operations as an independent community banking organization, but rather to enhance our profitability by terminating our reporting obligations and eliminating our federal income tax liability. Our board was under no legal obligation to solicit third party bids and was aware of no firm offers from interested parties at the time it considered the "going private" transaction. Finally, our directors, in their capacities as shareholders, and related parties, owned collectively a sufficient number of shares to prevent shareholder approval of any transaction, such as a merger, that would have caused us to cease to operate as an independent community banking organization. Accordingly, the board considered the $140.24 price to be paid in this transaction to be fair for the reasons described in the section titled "—Financial fairness," beginning on page 19.

Purposes of and reasons for the merger proposal

        Our board of directors believes that the proposed merger is in the best interests of our company, shareholders and banking community. The merger is being proposed for the following reasons:

  •
  to enable us to become eligible to make an election to be taxed for federal income tax purposes as an S corporation;

  •
  to enable us to terminate the registration of our common stock under the Securities Exchange Act of 1934; and

  •
  to serve as a source of liquidity for shareholders who would like to receive cash for their shares.

        Election to be taxed as a Subchapter S corporation. A primary purpose of the merger is to enable us to become eligible to be taxed for federal income tax purposes under Subchapter S of the Internal Revenue Code. The primary advantage of being an S corporation is that S corporations are generally not subject to federal income taxes at the corporate level. Electing to become an S corporation would enable us to realize significant tax savings and improve our profitability, increasing the likelihood that our banking subsidiary will remain an independent community bank.

        Without Subchapter S tax treatment, a corporation's earnings that are distributed to its shareholders would be taxed once at the corporate level, at a federal tax rate of up to 34%, and again at the shareholder level, at a federal rate of up to 15%. The combined impact of two levels of tax can be an effective tax rate of approximately 44%. The effective tax rate would be expected to be higher after December 31, 2008 if the recently enacted provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003, reducing the maximum tax rate on dividends, are not renewed. Prior to enactment of the tax rate reductions, dividends were taxed at a maximum federal tax rate of 38.6%.

        However, because S corporation earnings are generally taxed only at the shareholder level and not at the corporate level, S corporation shareholders generally realize a benefit on every dollar earned and distributed to its shareholders by electing Subchapter S tax treatment.

        For further discussion on the consequences of becoming an S corporation, please see the section titled "Consequences of a Subchapter S Election," beginning on page 44.

        Termination of registration.    Another primary purpose of the proposed transaction is to enable us to terminate the registration of our common stock under the Securities Exchange Act, which the board believes will reduce expenses, save anticipated future costs and create shareholder value. We are aware that the advantages to being a reporting company, including potential investment liquidity and the possibility for use of company securities to raise capital or make acquisitions, may be important to some companies. However, we have not been in a position to take advantage of these benefits and do not expect to be in a position to do so in the foreseeable future.

        Despite the fact that we are a Securities and Exchange Commission reporting company, there is no active market for our common stock, and our shareholder base is small as compared to the vast majority of all other reporting companies. Moreover, although we have approximately 502 shareholders, approximately 67% of our common stock is owned by 40 shareholders. We utilize no market makers for our common stock and, as indicated by the number of bona fide sales of our common stock (see page 50), the trading volume in our common stock is low. All of these factors have contributed to, or are evidence of, the lack of liquidity in our common stock, and the liquidity of our common stock is not expected to increase in the foreseeable future. As a result of the illiquidity of our common stock, our ability to utilize our common stock as currency to raise capital or make acquisitions is extremely limited.

        As discussed above, we incur direct and indirect costs associated with compliance with the filing and reporting requirements imposed on public companies by the Securities and Exchange Commission. These costs include substantial indirect costs as a result of, among other things, the executive time spent to prepare and review such filings. Since we have relatively few executive personnel, these indirect costs can be substantial. Our direct and indirect costs related to being a reporting company were estimated to be approximately $34,000 during 2003, which consists of the following items:

Independent auditors	$16,000
Printing and mailing	$5,000
Legal and consulting fees	$8,000
Internal compliance costs	$5,000
Total	$34,000

        While management expects that we will realize immediate savings following the suspension of our reporting obligations with the Securities and Exchange Commission, management expects greater long-term benefits to be realized through our ability to avoid anticipated cost increases associated with our remaining a reporting company following the implementation of the Sarbanes-Oxley Act of 2002 and the regulations promulgated under the Act. For example, our accountants have informed us that we should expect an increase of approximately $6,000 in our accounting fees, as compared to 2003 fees paid, if we remain a reporting company because of significant increases in insurance, liability and other costs that would be incurred by their firm in connection with the provision of accounting services to a reporting company. Our insurance agents have indicated that we may experience an increase in liability premiums for directors' and officers' insurance coverage because of the increased exposure of our Company, officers and directors to civil liability under recently enacted securities laws, although management is not aware of the actual amount of the expected increase. We expect that legal and consulting fees would increase by approximately $4,000 annually, as compared to 2003 expenses, to retain securities counsel to advise us with respect to our continuing obligations as a reporting company and to review corporate communications.

        On the other hand, if we terminate the registration of our common stock, we would expect to realize substantial cost savings. We would expect our accounting fees to remain stable or slightly decrease, as compared to 2003 fees paid. Although we would continue to have audited financial statements prepared, accounting fees related to quarterly public reporting requirements would be eliminated. In addition, we would avoid the fee increases described above. Moreover, because substantially all of the legal and consulting fees paid in 2003 were associated with our status as a reporting company, we would expect to eliminate these expenses going forward. Likewise, because internal compliance costs were attributable solely to compliance with public reporting requirements, these costs would be expected to be eliminated.

        Finally, the projected reduction in the number of total record shareholders from 502 to approximately 40 will also result in reduced expenses and less burden on management because we will have approximately 8% of our current number of shareholders. The decrease in the number of shareholders reduces the volume of communications and amount of postage and related expenses associated with the issuance of dividend checks to, and other communications with, our shareholders. In addition, disclosure to the remaining shareholders would be substantially less complicated as a private company.

        Although the exact amount of savings anticipated is not calculable, management expects that the costs and expenses identified in the table above would be reduced in the aggregate by at least 20%. These savings will not begin to be realized until after the proposed transaction has been consummated and we make the appropriate filings with the Securities and Exchange Commission, which is expected to be no sooner than June 30, 2004. In the board's judgment, the registration of our common stock under the Securities Exchange Act yields minimal advantages and, therefore, no sufficient justification exists for the continuing direct and indirect costs of registration with the Securities and Exchange Commission.

        Providing shareholder liquidity.    We also recognize that certain of our shareholders may desire to liquidate their investment in American Bancorp. There is no established trading market for our common stock, and no market is expected to develop with respect to our common stock following the merger. Accordingly, our board of directors believes that the merger presents an opportunity for us to provide our shareholders with a means to cash in their investment in the company easily, at a fair price and without transaction costs.

        We have obtained a range of value appraisal from an independent financial advisor experienced in the financial analysis and valuation of financial institutions to assist our board of directors in determining a fair price for our common stock. After consideration and review of the appraisal and the deliberations of the independent committee, our board unanimously determined what it believes to be a fair price for shares of our common stock. Following our determination of the price, the independent financial advisor rendered its opinion, as of February 11, 2004, that the cash consideration to be paid in connection with the merger is fair, from a financial point of view, to all of our shareholders, including unaffiliated shareholders, those who will receive cash for their shares and those who will remain shareholders following the merger. See the section titled "—Financial fairness" beginning on page 19. Consequently, the merger will provide a source of liquidity for shareholders who are not eligible to become "qualified shareholders" or who otherwise desire to liquidate their investment.

        Interim company determination.    The interim company was organized as a wholly-owned subsidiary of American Bancorp for the sole purpose of facilitating the merger transaction. Its directors and executive officers are directors and executive officers of American Bancorp. As a result, the purpose and reasons for engaging in the merger transaction by the interim company are the same as ours.

Determination of the terms of the merger

        The structure and terms of the merger agreement were determined by our current management and board of directors and cannot be considered the result of arm's-length negotiations between unrelated parties. Accordingly, the board retained National Capital, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to value the common stock.    The cash consideration to be paid for the common stock under the merger agreement was determined by the board of directors, in part, in reliance on National Capital's valuation. See "—Financial fairness," beginning on page 19.

Financial fairness

        The board of directors believes that the merger proposal is fair to, and in the best interests of, our company and all of our shareholders, including unaffiliated shareholders, those who will receive cash in exchange for their shares and those who will remain shareholders following the merger. The board of directors also believes that the process by which the merger is to be approved is fair.

        The board of directors believes that the merger proposal is fair despite the absence of certain safeguards identified by the Securities and Exchange Commission; namely, that

  •
  the board did not retain an unaffiliated representative to act solely on behalf of the unaffiliated shareholders for the purpose of negotiating the terms of the merger agreement or preparing a report covering the fairness of the merger transaction; and

  •
  the merger transaction is not structured to require the approval of at least a majority of those shareholders who are not officers and directors or who will receive only cash as a result of the merger.

        However, although not required by the Securities and Exchange Commission, the board did obtain an opinion from an unaffiliated third party relating to the fairness of the cash consideration to be paid to certain shareholders under the terms of the merger agreement. As a result of obtaining an independent fairness opinion, the board determined that the cost of obtaining an additional fairness opinion or valuation from another unaffiliated representative for the purpose of negotiating the terms of the merger agreement on behalf of the unaffiliated shareholders would be costly and would not provide any meaningful additional benefit.

        Because of the absence of an established trading market for our common stock, our board of directors retained National Capital, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to (i) assist the board with respect to valuation methodologies, (ii) determine a going concern valuation range for our common stock, and (iii) render an opinion as an investment banker as to the fairness, from a financial point of view, of the per share cash consideration offered in connection with the merger. We imposed no limitations upon National Capital with respect to the investigations made or procedures followed in connection with the valuation or in rendering the fairness opinion.

        National Capital met with our board of directors on December 10, 2003. At the meeting, National Capital made a presentation regarding valuation methodologies that it deemed appropriate for transactions such as the proposed merger. National Capital's oral presentation contained the same information presented in the summary of the valuation and fairness opinion discussed more fully in this section and indicated that, as of December 10, 2003, the fair value of our common stock in connection with the proposed transaction ranged from $135 to $143 per share. Following the guidance provided by the Internal Revenue Service in Revenue Ruling 59-60, National Capital did not apply a discrete methodology or formula in reaching its judgment as to the range of values to report to the board of directors, but instead made its judgment on the basis of a review of the objective information described more fully below in this section and its years of experience in evaluating Louisiana banking institutions.

        The board of directors considered the presentation of National Capital, the factors underlying the range of values as presented to the board and in National Capital's presentation, and other factors that the board deemed relevant and made a determination that $140.24 per share was a fair value to be paid for the shares of common stock to be purchased as a result of the merger.

        Following the board's determination, we engaged National Capital to evaluate the fairness, from a financial point of view, of the cash consideration to be received by certain shareholders under the merger agreement. National Capital reviewed the cash consideration determined by our board of directors, the factors underlying the appraisal and all of the other relevant factors and information deemed appropriate in its professional judgment in connection with rendering its fairness opinion. National Capital delivered its written opinion, dated February 11, 2004, to the board of directors to the effect that, based upon and subject to the factors and assumptions set forth in that opinion, as of February 11, 2004, the $140.24 per share cash consideration to be paid under the merger agreement is fair, from a financial point of view, to all of our shareholders, including unaffiliated shareholders, those shareholders who will receive cash in the merger and those who will remain shareholders after the merger.

        In rendering its fairness opinion with respect to shareholders who will receive cash in the merger and those who will remain shareholders after the merger, National Capital relied on the same analyses and considerations. Accordingly, in concluding that the fair value of our common stock in connection with the proposed transaction ranged from $135 to $143 per share, National Capital determined that an amount that was less than the lower end of the valuation range may be unfair, from a financial point of view, to shareholders receiving cash in the merger because the amount would be less than the fair value of the shares, and an amount in excess of the higher end of the valuation range may be unfair, from a financial point of view, to shareholders retaining their shares following the merger because the payment of such amount may represent a waste of corporate assets.

        The full text of National Capital's fairness opinion, which describes, among other things, the assumptions made, matters considered, and qualifications and limitations on the review undertaken by National Capital, is included as Appendix F to this proxy statement. The opinion is directed to our board of directors and relates only to the fairness of the cash consideration to be paid under the merger agreement from a financial point of view, does not address any other aspect of the merger or any related transaction and does not constitute a recommendation as to how any shareholder should vote with respect to the merger. The following summary of the opinion is qualified in its entirety by reference to the full text of the National Capital fairness opinion. We urge you to read the opinion carefully and in its entirety. In addition, we will make available to all shareholders of record a copy of the valuation prepared by National Capital underlying the fairness opinion. The valuation will be available for your review at our main office during normal business hours upon your prior written request to us.

        In rendering the fairness opinion, National Capital reviewed, analyzed and relied upon certain financial and other factors as it deemed appropriate under the circumstances, including, among others:

  •
  our historical and current financial position and results of operations, including information related to interest income, interest expense, net interest margin, net non-interest margin, provision for loan losses, non-interest income, non-interest expense, earnings, dividends, book value, intangible assets, return on assets, return on shareholders' equity, capitalization, the amount and type of non-performing assets, loan losses and the reserve for loan losses, all as set forth in our financial statements;

  •
  our assets and liabilities, on a consolidated basis, including the loan, investment and mortgage portfolios, deposits, other liabilities, historical and current liability sources, costs and liquidity;

  •
  results of recent regulatory examinations of American Bancorp and the Bank;

  •
  our future earnings and dividend paying capacity;

  •
  certain other publicly available financial and other information concerning American Bancorp and the Bank;

  •
  the general economic, market and financial conditions affecting our operations and business prospects;

  •
  the competitive and economic outlook for our trade area and the banking industry in general; and

  •
  publicly available information concerning certain other banks and bank holding companies, the trading markets and prevailing market prices for their securities, and the nature and terms of certain other merger or share exchange transactions involving banks or bank holding companies.

        In addition, National Capital reviewed a draft of the merger agreement and assumed that the merger would be consummated in accordance with its terms. In addition, management provided supplemental information to National Capital regarding the historical results of operations and financial condition of the Bank, as well as the results of recent regulatory examinations. All material assumptions made or used by National Capital were incorporated into the valuation and fairness opinion prepared by National Capital. National Capital also took into account its assessment of general economic, market and financial conditions and its experience in similar transactions, as well as its experience in securities valuation and its knowledge of financial institutions, including banks, bank holding companies and finance companies generally. The opinion is based upon conditions as they existed, and could be evaluated, on the date of the opinion and upon information made available to National Capital through that date.

        In rendering its appraisal and fairness opinion, National Capital relied upon and assumed the accuracy and completeness of the financial and other information provided to it or publicly available, and did not attempt to independently verify the information. National Capital is not an expert in the independent verification of the adequacy of loan and lease losses and assumed, without independent verification, that the aggregate allowances for loan and lease losses is adequate to cover the losses. National Capital did not make or obtain any evaluations or appraisals of the properties of the Bank, nor did it examine any individual loan credit files. Concerning the financial impact to our shareholders who have an ongoing equity interest in our company following the merger, National Capital considered only the financial impact on our company of the consideration to be paid under the merger agreement and did not ascribe a material financial impact to the regulatory or legal considerations associated with the effects of the proposed merger.

        In conducting its review and arriving at its opinion, National Capital considered the use of three broad categories of valuation methods: asset-based approaches, market-based approaches and income-based approaches. Each method examines the value of an entity from a slightly different perspective, and each method has its own strengths and weaknesses in general and in specific application. In most cases, the values determined by each method will differ as a result of the varying inputs and assumptions required under each approach. The analyses underlying the valuation must be considered in their entirety. The failure to consider all factors, analyses and methods underlying the whole of the fairness opinion could create an incomplete view of the analyses and processes underlying the fairness opinion.

        Asset-based approaches.    Asset-based approaches presume that the value of the entity is represented by the market value of the assets owned by the entity, less the market value of any liabilities. The net asset value method, an asset-based approach, assumes that the values of all assets are realized through the course of normal business operations while the liquidation method assumes that all assets are liquidated in an orderly fashion. The net asset value method derives a value by determining the market value of the individual balance sheet components. This method typically assumes liquidation of the entity's property on the date of appraisal with recognition of securities gains or losses, real estate appreciation or depreciation and any adjustments to the loan loss reserve, discounts to the loan portfolio or changes in the net value of other assets. National Capital did not believe that the net asset value method was appropriate to use in this transaction because the Bank is a going concern and because the net asset value method is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), the net asset value method results in a liquidation value for the Bank and does not take into account the values attributable to the going concern, such as the interrelationship among the Bank's assets, liabilities, customer relations, market presence, image and reputation, and staff expertise and depth. National Capital did not utilize, or give any weight to, any asset-based approach in determining the fair value of the common stock or in determining the fairness of the merger consideration.

        Market-based approaches.    In market-based approaches, financial characteristics and other information for publicly traded companies and transactions on which public information is available are utilized as a basis for determining the value of the subject company. Market-based approaches work on the financial theory of substitution or economic indifference. That is, by obtaining financial information and other data regarding public companies or transactions on which public information is available, an appraiser may analyze the subject company and make appropriate adjustments to recognize differences between the subject company and comparable companies in order to make a determination as to value. National Capital performed three analyses using the market value method, including a comparable whole bank transaction analysis, a share exchange analysis and a comparable public company analysis.

        Comparable whole bank transaction analysis.    In determining a range of values for our common stock and rendering its fairness opinion, National Capital analyzed the consideration paid in selected bank merger transactions. The objective of National Capital's analysis was to determine an appropriate value by analyzing data related to actual sales transactions of similar entities and making appropriate adjustments to recognize the differences between our company and comparable bank or bank holding companies that have recently been sold.

        National Capital selected as its group of comparable bank acquisitions all completed transactions announced between February 10, 2003 and February 9, 2004 involving selling banks with (i) total assets between $50 million and $250 million, (ii) a return on average assets of between 0.50% and 1.50% and (iii) a tangible capital to assets ratio of between 9% to 20%. Terminated transactions, distressed institution sales and transactions where material data was unavailable were excluded from the analysis. The criteria used was selected to provide financial characteristics similar to American Bancorp. A summary of the comparable transactions is included in Appendix G to this proxy statement. The database used to select the transactions, SNL Financial Corporation's DataSource, did not include any going private transactions. Notwithstanding, whole bank transactions are commonly used in the industry to develop a market value for banks and bank holding companies, and, in National Capital's professional judgment, these transactions provided National Capital with a reasonable basis to make a fair value determination.

        From the group of comparable bank acquisitions, National Capital calculated the median transaction multiples from certain financial indicators and compared the results to the related financial indicators of our company to derive an implied value. Each of these valuation metrics is commonly used in the valuation of banks and bank holding companies.

        Each of these valuation metrics was analyzed in light of the appropriate measures from the Bank's December 31, 2003 Report of Condition and Income. The resulting values were then weighted based upon National Capital's understanding of the drivers of bank valuations. Because there were no material parent company assets or liabilities other than the stock of the Bank, the weighted average of the values was adjusted thereafter only as a result of excess capital at the Bank level. By applying trimmed averages of key valuation indicators to the relevant financial statistics of American Bancorp, National Capital determined an implied whole bank market value of $21,679,854, prior to the application of appropriate valuation adjustments. The following table illustrates the application of the comparable whole bank acquisition analysis to our company.

	Multiple	Relevant Factor	Value Indication	Weight
Price to earnings multiple	21.73	913,297	$19,845,944	40%
Price to tangible book*	169.60%	14,069,647	$23,862,708	20%
Price to assets	20.20%	100,781,000	$20,352,723	10%
Price to deposits	23.16%	85,638,000	$19,833,761	10%
Premium to core deposits	13.99%	76,353,000	$24,751,432	20%
Total weights				100%

  *
  Capital in excess of median peer group ratio value at book value

        Share exchange analysis.    The share exchange analysis is another market-based approach that assumes that a rational, publicly-traded bank or bank holding company would be willing to acquire another bank or bank holding company in a stock transaction only if the transaction would be non- or minimally dilutive to the acquiror's pro forma per share earnings.

        National Capital analyzed our earnings performance in light of the earnings performances and market values of a regional peer group selected by National Capital. The regional peer group consisted of publicly traded banks and bank holding companies domiciled and operating in Louisiana and Mississippi as well as    Alabama banks that are active in the Louisiana market. National Capital identified a comparable data set of thirteen companies with assets ranging from $373 million to $18.6 billion. Based on size, financial strength, operating history and geographic proximity, National Capital determined that it is reasonable to assume that each institution would be able to consummate a transaction with our company.

        Before analyzing our company's earnings performance in light of the share exchange analysis, National Capital made an earnings adjustment of 25% to take into account an estimate of cost savings and other synergies that would be expected to result from the acquisition. This adjustment is based on National Capital's experience in valuing banks as acquisition targets and on industry standards used in the estimation of cost savings available to acquirors. After adjustment, National Capital determined that our pro forma earnings estimate for the year ended December 31, 2004 would be approximately $1,500,000. To determine the implied share exchange market value, National Capital calculated the average of the projected values that the regional peer group acquirors would pay for our company in a non-dilutive transaction. To determine the individual projected values, National Capital divided our pro forma earnings by the acquiring company's estimated earnings per share to determine the number of shares to be issued to our company, and multiplied the number of shares to be issued by the acquiring company's price-estimated earnings ratio. Using the share exchange analysis, National Capital determined an implied share exchange market value of $22,125,704, prior to the application of appropriate valuation adjustments. The following table illustrates the application of the share exchange analysis and identifies the regional peer group selected by National Capital.

Last 12 months net income				$1,200,000
Plus: estimated enhancement by acquirer (25%)				300,000

Equals: target annual earnings				$1,500,000
Bank	Stock Price	Earnings Per Share	P/E	Shares	Projected Value
Bancorp South, Inc.	$21.93	$1.65	13.29	909,091	$19,936,364
Hancock Holding Company	$57.73	$3.65	15.82	410,959	$23,724,658
Hibernia Corporation	$22.81	$1.80	12.67	833,333	$19,008,333
IBERIA BANK Corporation	$61.90	$3.82	16.20	392,670	$24,306,283
Trustmark Corporation	$30.04	$2.19	13.72	684,932	$20,574,685
Whitney Holding Corporation	$41.37	$2.55	16.22	588,235	$24,335,294
Britton & Koontz Capital Corporation	$18.40	$1.34	13.73	1,119,403	$20,595,896
Citizens Holding Company	$23.25	$1.60	14.53	937,500	$21,796,875
First M & F Corporation	$35.36	n/a	n/a	n/a	n/a
MidSouth Bancorp, Inc.	$35.65	$2.10	16.98	714,286	$25,464,286
NBC Capital Corporation	$25.82	$1.65	15.65	909,091	$23,472,727
Peoples Financial Corporation	$18.50	n/a	n/a	n/a	n/a
Peoples Holding Company	$31.73	$2.36	13.44	635,593	$20,167,373
Average					$22,125,704

        Comparable public company analysis.    Another market-based approach to valuation involves the determination of market value by reference to certain financial metrics of other publicly-traded banks and bank holding companies. National Capital selected as the comparable data set the regional peer group selected in connection with the share exchange analysis. Furthermore, National Capital selected five pricing ratios for comparison. Applying the median of each ratio to our relevant financial statistics, National Capital determined an implied comparable public company market value of $19,094,478, prior to the application of appropriate valuation adjustments, as shown in the table below.

	Multiple	Relevant Factor	Value Indication	Weight
Price to earnings multiple	15.65	913,297	$14,291,714	40%
Price to tangible book*	181.69%	14,069,647	$25,562,987	20%
Price to assets	19.30%	100,781,000	$19,451,095	20%
Price to deposits	25.54%	85,638,000	$21,874,877	20%
Dividend yield	2.58%	76,353,000	$8,988,993	0%
Total weights				100%

  *
  Capital in excess of median peer group ratio value at book value

Value indication	$19,094,478

        Income-based approaches.    Income-based approaches measure value by capitalizing or discounting the cash flow or earnings of the enterprise. A discounted cash flow analysis measures enterprise value by discounting future cash flows to present value. This analysis considers projected levels of asset growth, required regulatory capital, earnings, dividend paying capacity, and future residual or terminal value. A capitalization of historical earnings analysis measures enterprise value by capitalizing the subject company's earnings stream. Based on its experience and the characteristics of our company, National Capital determined that the discounted cash flow analysis and the capitalization of historical earnings analysis were appropriate methods for valuing our company as a going concern.

        Discounted cash flow analysis.    National Capital used a discounted cash flow analysis that analyzed (i) a stream of cash flow from projected dividends over the current and next five years and (ii) a terminal value which could be derived from our company at the end of this period. The following table summarizes the historical financial information and financial projections utilized by National Capital in determining our projected cash flow through 2008.

	2001Y	2002Y	2003Y	Est. 2004Y	Est. 2005Y	Est. 2006Y	Est. 2007Y	Est. 2008Y
Total Assets	$92,041	$99,653	$100,781	$101,741	$105,911	$110,082	$114,253	$118,423
Average assets	87,395	95,847	98,457	101,261	103,826	1,077,997	112,167	116,338
Total deposits	78,711	84,842	85,638	86,112	89,337	92,562	95,787	99,012
Total equity capital	12,236	13,577	14,070	14,430	14,850	15,288	15,742	16,213
Total tangible equity capital	12,236	13,577	14,070	14,430	14,850	15,288	15,742	16,213
Net income (loss)	1,149	1,290	913	1,200	1,402	1,458	1,514	1,571
Dividends paid	321	350	232	840	981	1,021	1,060	1,099
Deposits >$100K	$7,210	$8,122	$9,285	$8,611	$8,934	$9,256	$9,579	$9,901
Dividend payout ratio	27.9%	27.1%	25.4%	70.0%	70.0%	70.0%	70.0%	70.0%
Core deposit ratio	90.8%	90.4%	89.2%	90.0%	90.0%	90.0%	90.0%	90.0%
Return on average assets	1.31%	1.35%	0.93%	1.19%	1.35%	0.14%	1.35%	1.35%
Captal to assets ratio	13.29%	13.62%	13.96%	14.18%	14.02%	13.89%	13.78%	13.69%

        As evidenced by the table above, National Capital's discounted cash flow analysis assumed the following:

  •
  that we paid cash dividends in years 2003 through 2008 equal to 70% of our net income;

  •
  that our deposits, excluding time certificates of deposit and open-account time deposits with balances of $100,000 or more, equaled 90% of our total deposits;

  •
  that we earned $1.2 million in 2004, and 1.35% on our average assets between 2005 and 2008; and

  •
  that our assets grew by approximately 4% on an annualized basis between 2004 and 2008, based on past growth.

The projections utilized by National Capital were developed by National Capital based on statistical growth patterns developed from an analysis of our historical results over the last seven years. The asset growth rate was calculated from the Bank's historical asset growth pattern between 1991 and 2003. Dividend projections were based on the maximum amounts payable while maintaining our current capital to asset ratio. In the event that actual distributions were less than the projected amounts, the fair value determined under this method would be lower than projected.

        The financial projections indicated for 2008 were also used in determining a terminal value based on the comparable acquisition analysis described above. Using the comparable whole bank transaction analysis, National Capital calculated a terminal value of $29,616,030 as indicated in the following table:

	Multiple	Relevant Factor	Value Indication	Weight
Price to earnings multiple	21.73	1,570,564	$34,128,349	40%
Price to tangible book*	170.98%	16,212,976	$27,720,378	20%
Price to assets	20.20%	118,423,387	$23,915,603	10%
Price to deposits	23.16%	99,012,434	$22,931,280	10%
Premium to core deposits	13.99%	89,111,190	$28,679,632	20%
Total weights				100%

  *
  Capital in excess of median peer group ratio value at book value

Value indicaiton	$29,616,030

        The discounted cash flow analysis assumes that the projected cash flows from dividends and the terminal value are discounted back to present value at a discount rate derived using the Ibbotson Buildup Method. Following this methodology, National Capital determined that a discount rate of 13.56% is appropriate based on the risk characteristics of our company. Discounting the future cash flows from dividends and the terminal value to present value, National Capital determined the value of our company to be approximately $19,098,881, prior to the application of appropriate valuation adjustments.

        In National Capital's experience, discounted cash flow analysis is a widely-used valuation methodology, but it relies on numerous assumptions, including projected earnings, terminal values and discount rates. The analysis does not purport to be indicative of the actual values or expected values of our common stock.

        Capitalization of historical earnings analysis.    The historical earnings method is an income-based approach that relies on historical data as a basis for valuation rather than estimates of future performance. Although past performance may not be indicative of future results, the historical earnings method can provide a reasonable indication of value, especially in cases where the subject company has a history of stable earnings or growth and this history can reasonably be expected to continue in the foreseeable future. As a part of its analysis, National Capital reviewed the historical earnings of our company, determined that we had experienced stable earnings over a relatively long period and concluded that the historical earnings method is an appropriate method for valuing our company. To determine the level of earnings to be capitalized, National Capital developed a weighted trend line using actual earnings between 1993 and 2003. In its analysis, National Capital utilized an earnings capitalization rate of 6.39%, which was derived from a median price-earnings multiple for comparable public companies (15.65x). The following table illustrates the application of the capitalization of historical earnings analysis.

	1999Y	2000Y	2001Y	2002Y	2003Y
Total Assets	$80,232	$82,749	$92,041	$99,653	$100,781
Average assets	76,932	81,491	87,395	95,847	98,457
Total deposits	70,467	71,345	78,711	84,842	85,638
Total equity capital	9,468	11,044	12,236	13,577	14,070
Total tangible equity capital	9,468	11,044	12,236	13,577	14,070
Net income (loss)	1,099	1,217	1,149	1,290	913
Dividends paid on common stock	230	214	321	350	232
Amount of deposits >$100K	$4,618	$5,179	$7,210	$8,122	$9,285
Dividend payout ratio	20.9%	17.6%	27.9%	27.1%	25.4%
Core deposits to total deposits ratio	93.4%	92.7%	90.8%	90.4%	89.2%
Return on average assets	1.43%	1.49%	1.31%	1.35%	0.93%
Captal to assets ratio	11.80%	13.35%	13.29%	13.62%	13.96%
Weighting	1	2	3	4	5
Weighted average return on assets	1.23%
Earnings on current asset base	$1,235
Capitalization rate	6.39%
Indicated value	$19,325,602

        Valuation adjustments.    The purpose of a valuation adjustment is to reflect differences between the characteristics of the subject company and those of the comparable datasets from which the indications of value are derived. As valuations are based on the financial principle of substitution, these adjustments are an attempt to account for the varying degrees of risk associated with the subject company as measured against "comparable" similar investments.

        National Capital considered the following adjustments during the valuation process: (i) control premium/minority discount, (ii) marketability or liquidity discount, (iii) block discount, (iv) voting vs. non-voting adjustment, (v) key person discount, (vi) discount for trapped-in capital gains, (vii) discount for known or potential environmental liability, (viii) discount for pending litigation, (ix) portfolio discount and (x) discount for concentration of customer or supplier base.

        Due to the involuntary nature of the subject transaction, National Capital determined that a minority discount would not be applied in reaching a determination of value. Because the public bank exchange value method, the public company price-earnings multiple method, the discounted cash flow analysis and the capitalization of historical earnings analysis each generated a marketable minority value, National Capital attempted to remove the minority discount through the application of a control premium, as shown in the table that follows on the next page.

        The precise determination of an appropriate minority discount (or inversely, a control premium) can be extremely difficult, if not impossible. To determine a control premium, practitioners often look to (i) the prices at which controlling interests are acquired in the public market as compared to preannouncement stock trading prices, and (ii) prices at which holding company interests trade as compared with their underlying net asset values. The holding company interests most often considered are real estate investment trusts, registered limited partnership interests and closed-end mutual funds.

        National Capital utilized the SNL Datasource to compile information on transactions involving the acquisition of controlling interests in publicly traded banks, thrifts and their holding companies. National Capital identified 82 such transactions in the twelve months prior to February 9, 2004, having a median control premium of 24.82%. Given the nature of the block of stock being valued and after consideration of the empirical evidence and other factors deemed appropriate by National Capital, in its experience, National Capital determined that a 24.82% control premium is appropriate for use in the methods requiring adjustment.

        Generally, minority interests in privately held corporations command significant marketability discounts due to the difficulty associated with liquidating these interests. A number of factors affect the appropriate marketability discount for a particular company, including: (i) the amount and stability of dividend payments, (ii) prospects for liquidity, (iii) the pool of potential buyers, and (iv) growth prospects. To determine an appropriate discount for lack of marketability, National Capital reviewed several published studies, including restricted stock studies and pro-initial public offering studies. These studies indicated discounts for lack of marketability ranging from 23.0% to 51.9%.

        Based on this analysis and other factors deemed appropriate by National Capital, in its experience, National Capital determined that a 30% marketability discount was appropriate in determining a value for our common stock.

        National Capital considered the other valuation adjustments described above, but determined that those adjustments were not appropriate in determining a value for our common stock. Accordingly, National Capital applied the control and marketability valuation adjustments described above to determine the fairness of the per share cash consideration to be paid under the merger agreement. Because the comparable sales method and the share exchange method contain a control premium, the value as determined under the comparable sales method was not adjusted by another control premium. The other methods valued a marketable minority interest in our company. Accordingly, a control premium was added to the values indicated under each of the other methods. Finally, a marketability discount was applied to each method to reflect the lack of liquidity in the common stock. The following table sets forth the various valuation adjustments, indicates a fair value using each method and measures that fair value as a multiple of book value and of earnings per share.

Valuation Methods Summary

			Company
Book value			$14,069,647
Valuation method	Before adjustments	Control premium	Whole bank value before adjustments	Marketability discount	Fair value per share	Book value multiple	Earnings multiple
Comparable whole bank transaction analysis	$21,679,854		$21,679,854	30.00%	$130.84	1.08	16.62
Share exchange analysis	$22,125,704		$22,125,704	30.00%	$133.53	1.10	16.96
Comparable public company analysis	$19,094,478	24.82%	$23,833,727	30.00%	$143.84	1.19	18.27
Discounted cash flow analysis	$19,098,881	24.82%	$23,839,223	30.00%	$143.87	1.19	18.27
Capitalization of historical earnings analysis	$19,325,602	24.82%	$24,122,216	30.00%	$145.58	1.20	18.49

        Conclusion.    Because valuations cannot be made on the basis of a prescribed formula, there is no means whereby the various applicable factors in a particular case can be assigned mathematical weights in deriving the fair market value. For this reason, no useful purpose is served by taking an average of several valuation indicators (for example, book value, discounted cash flow analysis and capitalization of historical earnings analysis) and basing the valuation on that result. Such a process excludes active consideration of other pertinent qualitative factors, such as local banking and market conditions and regulatory matters, and the end result cannot be supported by a realistic application of the significant facts in the case, except by mere chance.

        In recognition of the inadequacy of a weighting process, the valuator must use its judgment and experience to determine the intrinsic value of our company in its present state given the valuation purpose. National Capital has extensive experience in investment analysis and the valuation of bank and bank holding company securities in connection with mergers, equity offerings, voluntary and involuntary repurchases, ESOP formations and liquidations, estate tax disputes and other valuation events.

        Accordingly, based upon its review of the empirical information described in this section and all of the other relevant factors and information deemed appropriate in its professional judgment, National Capital advised our board of directors that, in its considered opinion, the estimated fair value of a share of common stock as of December 10, 2003, ranged from $135 to $143 per share.

        Thereafter, in considering the financial fairness of the proposed transaction, National Capital reviewed the empirical information described in this proxy statement, the valuation and the fairness opinion, and all of the other relevant factors and information deemed appropriate in its professional judgment and advised our board of directors that, in its considered opinion, the per share cash consideration under the merger agreement is fair, from a financial point of view, to all of our shareholders, including unaffiliated shareholders, those shareholders who will receive cash under the merger agreement and those who will remain shareholders following the merger.

        The summary contained in this section provides a description of the material analyses prepared by National Capital and does not purport to be a complete description of the analyses prepared by National Capital in connection with the valuation analysis and in rendering the opinion. The preparation of a valuation analysis and a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such a valuation or opinion is not necessarily susceptible to partial analysis or summary description. National Capital believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or selecting part of the above summary, without considering all factors and analyses, would create an incomplete view of the processes underlying the analyses set forth in National Capital's presentations to the board of directors and in the fairness opinion. The valuations or ranges of valuations resulting from any particular analysis described above should not be taken to be National Capital's view of the actual present or future value of our company or of our common stock, and are not necessarily indicative of actual values or actual future results which may be significantly more or less favorable than suggested by these analyses.

        In its appraisal and fairness opinion, National Capital made numerous assumptions with respect to industry performance, business and economic conditions and other matters. While National Capital believes that these projections and the assumptions upon which they were based were reasonable, National Capital has no control over the future occurrence of any of the events upon which the projections were based. Certain of the projections are based on factors, such as general and local economic conditions, that are beyond our control. In addition, estimates of values of other companies used in rendering the appraisal and fairness opinion do not purport to be appraisals of those companies or necessarily reflect the prices at which those companies or their securities may actually be sold. National Capital selected comparable public companies and comparable acquisitions on the basis of various factors, including the size and similarity of selected companies, their business mix and similar characteristics of the transactions; however, no company or transaction utilized as a comparison in these analyses summarized above is identical to the company or the merger.

        Independence of financial advisor.    selected National Capital based upon its qualifications, expertise and reputation. National Capital specializes in providing a range of investment banking and financial advisory services to financial institutions and regularly engages in the valuation of businesses and securities in connection with mergers and acquisitions, competitive biddings, private placements and other corporate transactions. National Capital and its predecessors and affiliates have been actively involved in advising and evaluating community financial institutions for more than thirty years. Neither National Capital nor any of its principals has a present or contemplated future ownership interest in our company or makes a market in the stock of any company, banking or otherwise. We have agreed to pay a fee of approximately $15,000 for its services. No portion of the fee was contingent upon the conclusions reached in the valuation or fairness opinion.

        The foregoing discussion is only intended to provide you with a summary of selected information from the valuation and fairness opinion rendered by National Capital. This discussion does not purport to be a complete description of the valuation or fairness opinion and may not contain all of the information that is important to you. The discussion is qualified in its entirety by reference to the text of the valuation and fairness opinion. The fairness opinion is directed only to the financial terms of the transaction and does not constitute a recommendation to you as to how you should vote at the meeting.

Funding the merger

        We expect to fund the cash consideration to be paid in connection with the merger and merger-related expenses with our working capital, which is expected to come from the proceeds of a special dividend to be paid to us by the Bank, upon receipt of any required regulatory approval. Although the exact amount of the special dividend cannot be determined until the merger is completed, we would have paid an aggregate of approximately $5.37 million to acquire the shares of our common stock held by shareholders owning fewer than 660 shares if the merger was completed as of the record date for the annual meeting. In addition, we expect merger-related expenses to total approximately $100,000. Please see the section titled "Item One—The Proposed Merger—Expenses of the merger," beginning on page 66, for a description of the fees and expenses that we expect to incur in connection with the merger.

        Although the special dividend will reduce the capital of the Bank, the Bank's capital structure following the payment of the dividend will continue to comply with all regulatory capital requirements. The board of directors of the Bank does not intend to pay a dividend to us that would result in the Bank ceasing to be "well capitalized" under regulatory capital guidelines. As of December 31, 2003, the Bank could have paid a special dividend to us in the amount of $8.6 million and continued to be "well capitalized" under regulatory capital guidelines. The payment of the special dividend will be subject to the prior approval of the Louisiana Office of Financial Institutions, the Bank's state regulator. See "Item One—The Proposed Merger—Regulatory approvals," beginning on page 65.

        Management believes that the likelihood is remote that the aggregate merger consideration and merger-related expenses will exceed $8.6 million and has made no alternative financing arrangements or alternative financing plans in the event that the Bank is unable to pay the special dividend required to fund the transaction.

U. S. federal income tax consequences of the merger

        The following discussion summarizes the material U. S. federal income tax consequences of the merger. The discussion is based upon the Internal Revenue Code of 1986, as amended, its legislative history, applicable Treasury regulations, existing administrative interpretations and court decisions currently in effect. Any of these authorities could be repealed, overruled or modified at any time after the date of this proxy statement, and any such change could be applied retroactively. This discussion does not address any tax consequences under state, local or foreign laws.

        The discussion that follows neither binds nor precludes the Internal Revenue Service from adopting a position contrary to that expressed in this proxy statement, and we cannot assure you that such a contrary position could not be asserted successfully by the Internal Revenue Service or adopted by a court if the positions were litigated. We do not intend to obtain a ruling from the Internal Revenue Service or a written opinion from tax counsel with respect to the federal income tax consequences discussed below.

        This discussion assumes that you hold your shares of common stock as a capital asset within the meaning of section 1221 of the Internal Revenue Code. This discussion does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to certain rules, such as those rules relating to:[nk]

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  shareholders who are not citizens or residents of the United States;

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  financial institutions;

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  tax-exempt organizations and entities, including individual retirement accounts;

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  insurance companies;

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  dealers in securities; and

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  shareholders who acquired their shares of common stock through the exercise of employee stock options or similar derivative securities or otherwise as compensation.

        Federal income tax consequences to shareholders who do not receive cash in the merger. If you remain a shareholder following the merger and you receive no cash as a result of the merger, you will not recognize gain or loss as a result of the merger. The merger will not affect the adjusted tax basis or holding period of any shares of common stock that you continue to own following the merger.

        Federal income tax consequences to shareholders who receive cash in the merger.    The exchange of our common stock for cash under the terms of the merger agreement will be a taxable transaction. Similarly, if you dissent from the merger and receive cash in exchange for your shares under the dissenters' rights statute, the receipt of cash will be a taxable transaction. The exchange of our common stock for cash will be treated as a redemption under section 302 of the Internal Revenue Code.

        In general, under section 302, if you receive cash in exchange for your shares as a result of the merger, you will realize and recognize taxable gain or loss. The gain or loss will be measured by the difference between the amount of cash that you receive, $140.24 per share, and the adjusted tax basis of your shares of common stock. The gain or loss will be capital gain or loss and will be long-term capital gain or loss if you will have owned your shares of stock for more than twelve months at the time the merger is completed. Capital gains recognized by an exchanging individual shareholder generally will be subject to federal income tax at capital gain rates applicable to the shareholder (up to a maximum of 35% for short-term capital gains and 15% for long-term capital gains), and capital gains recognized by an exchanging corporate shareholder will be subject to a maximum rate of 35%.

        Under certain circumstances, however, the receipt of cash in exchange for shares may be treated as a dividend. The receipt of cash will not be treated as a dividend if the exchange meets one of the following three tests:

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  the exchange results in a "complete termination" of your equity interest in American Bancorp;

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  the exchange is "substantially disproportionate" with respect to you; or

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  the cash received is "not essentially equivalent to a dividend" with respect to you.

        For purposes of these tests, in addition to the shares you actually own, you will be deemed to own constructively certain shares under the constructive ownership rules of section 318 of the Internal Revenue Code. Generally, the constructive ownership rules under section 318 of the Internal Revenue Code treat a shareholder as owning:

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  shares of stock owned by certain relatives, related corporations, partnerships, estates or trusts, and

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  shares of stock the shareholder has an option to acquire.

        Because the constructive ownership rules are complex, you should consult your tax advisor as to the applicability of these rules.

        Complete termination test.    You will satisfy the "complete termination" test if you completely terminate your direct and constructive ownership interest in American Bancorp. If you would otherwise satisfy the complete termination requirement but for your constructive ownership of shares held by family members, you may, in certain circumstances, be entitled to disregard such constructive ownership. You should check with your own tax advisor as to whether you would be entitled to disregard such constructive ownership and the required filings with the Internal Revenue Service pursuant to such a decision.

        Substantially disproportionate distribution test.    The receipt of cash for your shares will be treated as "substantially disproportionate" with respect to you if immediately after the merger you actually and constructively own less than 50% of the total combined voting power of all classes of our common stock and your percentage interest in American Bancorp (i.e., the number of voting shares actually and constructively owned by you divided by the number of outstanding shares) is less than 80% of your percentage interest in American Bancorp immediately prior to the merger.

        Not essentially equivalent to a dividend test.    You will satisfy the "not essentially equivalent to a dividend" test if the reduction in your percentage interest in American Bancorp, as described above, constitutes a "meaningful reduction of your proportionate interest" given your particular facts and circumstances. The Internal Revenue Service has indicated in published rulings that a minority shareholder whose relative stock interest is minimal (i.e., less than 1%) and who exercises no control with respect to corporate affairs is considered to have a "meaningful reduction" generally if the shareholder has some reduction in the shareholder's stock ownership percentage.

        If you satisfy one of these three tests, you should recognize gain or loss on the exchange of your stock as a result of the merger, and the merger consideration should not be treated as a dividend. If you do not satisfy one of these three tests, you will be treated as having received a dividend to the extent of our current and accumulated earnings and profits, which we anticipate will be sufficient to cover the amount of any such dividend. If the merger consideration is treated as a dividend to you, the full amount of the merger consideration will be includible as dividend income, without reduction for the tax basis of your shares. If the exchange is treated as a dividend, your tax basis in the shares sold generally will be added to your tax basis in your remaining shares. To the extent that cash received in exchange for shares is treated as a dividend to a corporate shareholder, the shareholder may be: (i) eligible for a dividends-received deduction (subject to applicable limitations); and (ii) subject to the "extraordinary dividend" provisions of the Internal Revenue Code. To the extent, if any, the cash received by you exceeds our current and accumulated earnings and profits, it will be treated first as a tax-free return of your tax basis in the shares surrendered and thereafter as a capital gain.

        Federal income tax consequences to American Bancorp and the Bank.    Neither American Bancorp nor the Bank will recognize gain or loss for U. S. federal income tax purposes as a result of the merger.

        Backup withholding.    You may be subject to backup withholding on any cash consideration that you receive in connection with the merger. Backup withholding will not apply, however, if you:

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  furnish to us a correct taxpayer identification number and certify that you are not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to you following the date of the completion of the merger;

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  provide a certification of foreign status on Form W-8 or successor form; or

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  are otherwise exempt from backup withholding.

        Backup withholding is not an additional tax but is credited against the federal income tax liability of the taxpayer subject to the withholding. If backup withholding results in an overpayment of a taxpayer's federal income taxes, that taxpayer may obtain a refund from the Internal Revenue Service.

        This discussion is not intended to be a complete analysis or description of all potential U. S. federal income tax consequences of the merger, and this discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly encouraged to consult with your own tax advisor to determine the particular federal, state, local or foreign income or other tax consequences of the merger that are applicable to you.

Recommendation of our board of directors

        After careful consideration, our board of directors determined that the merger agreement and the merger, taken as a whole, are fair to, and in the best interests of, our company and our unaffiliated shareholders. In evaluating the merger proposal, our board of directors considered the effect of the merger on unaffiliated shareholders, including those unaffiliated shareholders who would receive cash in the merger and those who would retain their shares of common stock in the merger. Our board of directors also believes that the process by which the transaction is to be approved is fair. Accordingly, our board of directors unanimously adopted the merger agreement and the transactions contemplated by the merger agreement and recommends that our shareholders vote "FOR" the merger proposal at the annual meeting. In addition, as of the date of this proxy statement, each member of our board of directors and each of our executive officers advises us that he intends to vote his shares in favor of the merger proposal. As of the record date for the annual meeting, our directors and executive officers owned beneficially, in the aggregate, 46,093 shares of our common stock, or approximately 39.74% of the shares entitled to vote at the annual meeting. See "Security Ownership of Management and Certain Shareholders," beginning on page 70.

        The board of directors has retained for itself the absolute authority to reject (and not implement) the merger proposal, even after approval by our shareholders, if it determines subsequently that the merger proposal is not then in the best interests of our company and shareholders.

        The board of directors considered a number of factors in determining to approve the merger agreement. The board also considered alternative transactions to accomplish the proposed going-private transaction, but ultimately approved the merger proposal. Please see the discussion under "—Background of the merger," beginning on page 10, for a description of the alternatives considered by the board.

        The board considered numerous factors, discussed below, in reaching its decision to recommend the merger to our shareholders and its conclusion as to the fairness of the transaction to unaffiliated shareholders:

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  Benefits and costs of becoming an S corporation. As discussed above, a primary reason for the merger is to enable us to become an S corporation for federal income tax purposes. Our board considered the benefits of generally eliminating our company's obligation to pay federal income taxes. In addition, the board considered the benefit to our continuing shareholders of having our corporate earnings taxed only at the shareholder level and thus generally eliminating the double taxation of corporate earnings paid to shareholders as dividends. The board also considered the risks of being an S corporation, including that our shareholders would be required to pay taxes on their pro rata share of corporate earnings regardless of whether any distributions are made to them. The board considered certain other consequences of becoming an S corporation, including those described in the section titled "Consequences of a Subchapter S Election," beginning on page 44. On balance, however, the board determined that the net benefits expected to be realized by becoming an S corporation were factors tending to support its recommendation to approve the merger.

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  Benefits and costs of terminating our registration. As discussed above, a primary reason for the merger is to enable us to terminate the registration of our common stock under the Securities Exchange Act, which management expects to result in immediate cost savings. In addition, management believes that "going private" will enable us to avoid significant cost increases that we anticipate will result from newly enacted federal securities laws and regulations. Our board considered the views of management relating to the immediate and prospective cost savings to be achieved by terminating our registration. The board also considered certain derivative cost savings associated with the proposed transaction, including the decrease in expense and burden of dealing with approximately 502 shareholders. The board determined that the positive impact of anticipated cost savings was a factor tending to support its recommendation to approve the merger. On the other hand, the board also considered the possibility that the cost savings associated with "going private" may not be realized as quickly as anticipated or in amounts anticipated and that the reduction in the number of shareholders may result in a reduction in business from those persons who are no longer shareholders. The board determined that the potential loss of business was a factor tending not to support its recommendation to approve the merger. Additionally, the board considered that remaining unaffiliated shareholders would have decreased access to information about our company following the merger although periodic financial information regarding American Bancorp and the Bank would continue to be publicly available from the Federal Reserve Board and the Federal Deposit Insurance Corporation. See "Certain effects of the merger on American Bancorp—Termination of Securities Exchange Act registration," beginning on page 40. On balance, however, the board determined that the net benefits expected to be realized by terminating our registration were factors tending to support its recommendation to approve the merger.

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  Financial services industry. The board considered current and prospective industry and economic conditions facing the financial services industry generally, including continuing consolidation in the industry and increasing competition. The board considered the fact that many of our larger competitors have the benefits of operational scale and greater financial resources and that the proposed merger would enable us to reduce overhead expenses and improve our ability to compete, on a relative basis. The board concluded that the positive impact of a reduction in overhead expenses was a factor tending to support its recommendation to approve the merger.

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  Effects on liquidity. The board considered the effect that the reduction in the number of shareholders and the termination of the registration of our common stock would have on the market for our common stock and the ability of the remaining shareholders to buy and sell shares. The board determined that, even though our common stock is registered, there is, and will continue to be following the merger, only a very limited market for our shares, especially for sales of large blocks of shares. Although we currently have 502 shareholders, approximately 67% of our shares are held by 40 shareholders. The board also considered the absence of any material trading volume (see page 50) in our common stock and the lack of a market maker for our shares in determining that our shareholders derived little liquidity, if any, from our status as a reporting company. The reduction in liquidity was a factor that tended not to support the board's decision to recommend approval of the proposed transaction. However, in light of the fact that our common stock is illiquid at present, the board considered the marginal reduction in liquidity not to be a substantial negative factor.

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  Cash merger consideration vs. recent trades. Our board of directors also considered the sales prices of transactions in our common stock from January 1, 2002 through the date of the March 10, 2004 board meeting. Because we are aware of no transaction recorded on our stock transfer books during that period, other than share repurchases, the information reviewed by the board was derived from third party resources. Please see the section titled "Market for Securities and Dividend Information" beginning on page 50, for more information regarding the market for our common stock and recent transactions. Because of the lack of trading volume in our shares (i.e. the trades in the aggregate involved less than 1.4% of the issued and outstanding shares), the board did not place material weight on the prices at which the trades were executed. The board noted that the cash merger consideration was more than 35% higher than the lowest sales price known to us since January 1, 2002 and slightly more than 6% lower than the highest sales price known to us since January 1, 2002. In light of the valuation performed by National Capital, our board found that the trading prices did not reflect accurately the fair value of our common stock. Accordingly, the board did not consider the recent trading history of our common stock in comparison to the cash merger consideration as a factor tending to support or diminish its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

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  Cash merger consideration vs. recent repurchases. Our board of directors also considered the prices at which share repurchases were effected over the most recent eight completed calendar quarters and through the date of the March 10, 2004 board meeting. The board noted that the range of repurchase prices ranged from $79 per share to $89 per share. Please see the section titled "Market for Securities and Dividend Information" beginning on page 50, for more information regarding recent repurchases of our common stock. The board noted that the cash merger consideration was more than 58% higher than the highest price that we have paid to repurchase shares of our common stock since January 1, 2002. The board considered the prices at which recent repurchases have been effected in comparison to the cash merger consideration as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

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  Cash merger consideration vs. book value. As of December 31, 2003, the book value per share of our common stock was approximately $121.30. Although book value was a factor, among others, that was considered by the board in determining the cash consideration to be paid in the merger, the board determined it was not directly relevant because book value is a historical number that may not reflect the fair market values of our assets and liabilities. However, the board noted that the per share cash price to be paid in the merger reflected a premium of greater than 15.61% of the book value of our company, as of December 31, 2003.

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  Earnings. The board reviewed our earnings for the previous three fiscal years. For the three years ended December 31, 2003, 2002 and 2001, we reported net income of $975,480, $1,277,235 and $1,135,999, respectively. The board considered that, as a multiple of 2003 earnings per share, the cash merger consideration represented a multiple of 16.68 times earnings. The board considered the price-earnings multiple to be consistent with its understanding of price-earnings multiples for the banking industry and, accordingly, considered the cash consideration, in light of the price-earnings multiple indicated, as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

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  Tax consequences. The board considered that the merger would not result in a taxable event for shareholders who retain their shares in the merger, as a majority of our executive officers and directors are entitled to do. The board also considered that, except with respect to unaffiliated shareholders who have acquired their shares in the past twelve months, the cash merger consideration would be taxed as a long-term capital gain for unaffiliated shareholders terminating their actual and constructive stock ownership in the company. The fact that the transaction would not result in a taxable event to shareholders who would retain their shares following the merger contributed to the board's recommendation and its conclusion as to the fairness of the transaction to unaffiliated shareholders who would retain their shares following the merger. Although the fact that the transaction would result in a taxable event to unaffiliated shareholders who would receive cash for their shares as a result of the merger was determined by the board to be a negative factor, this factor was mitigated somewhat by the positive factor that the cash consideration to be received by these shareholders would likely receive tax-advantaged long-term capital gains treatment.

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  Independent valuation. The board engaged National Capital, L.L.C. to render a range of value "going concern" appraisal of our common stock. National Capital's valuation indicated that, as of December 10, 2003, the range of fair cash values for our common stock was between $135 and $143 per share. The board of directors considered the results of the range of value appraisal, the factors underlying the appraisal and the methodologies used in preparing the appraisal. The board considered the results of the independent valuation and the analysis underlying the valuation, which were consistent with the cash merger consideration, to be factors tending to support its recommendation to approve the merger and its conclusion as to the fairness in relation to "going concern" value of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger. In determining the fairness of the transaction in relation to the "going concern" value, our board of directors relied upon the factors considered by and the analyses and conclusions set forth in the independent valuation and adopted these factors, analyses and conclusions as its own.

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  Independent committee. The board considered the recommendation of the committee of independent directors with respect to the cash consideration to be paid under the merger agreement to shareholders who are not "qualified shareholders," which was consistent with the cash merger consideration determined by the board of directors, to be a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness in of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

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  Fairness opinion of National Capital, L.L.C. The board considered the opinion of National Capital, L.L.C., dated February 11, 2004, that provided that, as of the date of the opinion and based upon and subject to certain matters stated therein, the cash consideration of $140.24 per share to be paid in the merger is fair, from a financial point of view, to our shareholders, including unaffiliated shareholders, shareholders who will receive cash in the merger and those who will retain their shares after the merger. The board also reviewed and considered the financial analyses presented to it in connection with the opinion and adopted National Capital's conclusions and analyses as its own. Although the board considered that the cash consideration was less than three of the five values per share indicated by National Capital's valuation analysis, the board concluded that the analyses performed by National Capital should be considered as a whole and that selecting portions of its analyses, without considering all factors and analyses, would create an incomplete view of the conclusions reached in the fairness opinion. Please see the section titled "—Financial fairness," beginning on page 19 for more information relating to the fairness opinion and the related financial analyses. The board considered the conclusions drawn in the fairness opinion as factors tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

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  Effect on other constituencies. The board considered the effect of the proposed merger on constituencies other than our shareholders, including customers and employees and the community that we serve. The board expects the proposed merger to be transparent to these constituencies and does not expect that the merger will have a material adverse effect on any of these constituencies, either in the short or long term. The board believes that a transaction that had a material adverse effect on any of these constituencies could result in a material adverse effect with respect to our company. Accordingly, the absence of such material adverse effect was a factor tending to support the board's recommendation to approve the merger.

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  Opportunity to liquidate shares of common stock. The board considered the opportunity that the merger proposal presents to shareholders who are not "qualified shareholders," or who simply desire to receive cash for their shares, to liquidate their holdings without incurring brokerage costs, particularly given the illiquid market for our common stock. In doing so, the board considered that the merger consideration to be paid to these persons is all cash, which provides certainty of value and immediate liquidity. The board considered the opportunity to provide liquidity to certain shareholders as a result of the merger as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders who would receive cash in the merger.

  •
  No firm offers. The board considered the absence of any firm offers for the acquisition of our company, the fact that the board has no plans to seek the acquisition of our company in the foreseeable future, and the opinion that in light of the size of our company and the market in which we operate, it is unlikely that any firm offers would be forthcoming as a factor tending to support its recommendation to approve the merger and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

  •
  Structure of transaction. The board considered that by structuring the transaction as a merger, shareholders who comply with the requirements of section 131 of the Louisiana Business Corporation Law would be entitled to dissent from the merger transaction to the extent permitted by Louisiana law. The board considered that structuring the transaction to provide for dissenters' rights to the extent permitted by Louisiana law would be favorable to our company and to shareholders entitled to receive cash for their shares by providing a reasonable method of adjudicating claims related to the fairness of the cash consideration. The board also considered this factor in connection with its conclusion as to the procedural fairness of the transaction to unaffiliated shareholders who would receive cash for their shares as a result of the merger.

        In connection with its determination, the board did not consider the liquidation value of our company. The board did not consider liquidation value to be a relevant measure of valuation, given the board's determination that the merger consideration represented a premium over book value per share at December 31, 2003 and its belief that the value of our assets would not exceed their book value after taking into account the considerable expense of a financial institution liquidation. However, we cannot assure you that the liquidation value would not produce a higher valuation than our value as a going concern.

        No firm offers of which the board is aware have been made by an unaffiliated person during the preceding two years for (i) the merger or consolidation of our company into or with that person, (ii) the sale or other transfer of all or any substantial part of our assets, or (iii) the purchase of a number of shares of our common stock that would enable the holder to exercise control of our company.

        The transaction is not structured so that approval of at least a majority of unaffiliated shareholders is required. Our board of directors determined that any such voting requirement would usurp the power of the holders of more than 75% of our shares present at the meeting to consider and approve the merger agreement as provided under our articles of incorporation. The board also considered such a provision unnecessary in light of the right of shareholders, whether affiliated or unaffiliated, to dissent from the merger if the merger is approved by the holders of less than 80% of our outstanding voting stock. No unaffiliated representative acting solely on behalf of the shareholders for the purpose of negotiating the terms of the merger proposal or preparing a report covering the fairness of the merger proposal was retained by us or by a majority of directors who are not employees of our company or the Bank. We have not made any provision in connection with the merger to grant unaffiliated shareholders access to our corporate files, because the board determined that this proxy statement, together with our other filings with the Securities and Exchange Commission, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the merger proposal. The board also considered the fact that under Louisiana corporate law, and subject to certain conditions set forth under Louisiana law, shareholders have the right to review our relevant corporate records. We also have not made any provision in connection with the merger to provide unaffiliated shareholders with counsel or appraisal services at the company's expense. The board did not consider these necessary or customary. In that regard, the board noted that the financial advisor engaged by the company considered and rendered its opinion as to the fairness of the consideration payable in the merger, from a financial point of view, to all unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger. The board did appoint an independent committee of the board to recommend the cash consideration to be paid under the merger agreement and to review the fairness of the merger proposal. After consideration of the factors described above, the board believes that the transaction is fair notwithstanding the absence of such an unaffiliated shareholder approval requirement or unaffiliated representative. The board believes that the transaction is procedurally fair because, after consideration of all aspects of the proposed transaction as described above, all of the directors, including the independent directors, approved the merger agreement.

        Our board of directors concluded that the anticipated benefits of the proposed merger were likely to substantially outweigh the preceding risks. The foregoing discussion of the factors considered by the board of directors is not intended to be exhaustive, but includes the material factors considered by our board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. The board considered all the factors as a whole in reaching its determination. In addition, individual members of our board of directors may have given different weights to different factors. The board collectively made its determination with respect to the merger based on the conclusions reached by its members, in light of the factors that each of them considered appropriate, that the merger is fair to, and in the best interests of, our company and our unaffiliated shareholders, including those unaffiliated shareholders who would receive cash for their shares and those who would retain their shares following the merger.

        Determination of fairness as to affiliated shareholders.    In accordance with Louisiana corporate law, the board of directors considered the fairness of the proposed transaction from the perspective of all shareholders, including affiliated shareholders. In so doing, the board determined that the merger agreement and merger are substantively and procedurally fair to, and in the best interests of, all of our shareholders. In reaching this conclusion and its decision to recommend the approval of the merger proposal, the board of directors considered the same factors, conducted the same analyses, and came to the same conclusions as those described above with respect to unaffiliated shareholders.

        Affiliates' determination of fairness of the proposed transaction.    The interim company, its directors and executive officers, and our directors and executive officers are considered to be affiliates of our company for purposes of this transaction. See the section titled "Management"beginning on page 72 for additional information on our affiliates. Each of our affiliates believes that the merger agreement and merger are substantively and procedurally fair to, and in the best interests of, all of our shareholders, including unaffiliated shareholders, those who will receive cash for their shares and those who will retain their shares following the merger. In reaching this conclusion, our affiliates relied upon the factors considered by and the analyses and conclusions of our board of directors and adopted these factors, analyses and conclusions as their own. See "—Recommendation of our board of directors," beginning on page 33. The belief of each of our affiliates is their individual belief and does not constitute investment advice.

Certain effects of the merger on American Bancorp

        The merger will have various effects on our company, including those described below.

        Reduction in the number of shareholders and outstanding shares.    We believe that the merger will reduce the number of record shareholders from approximately 502 to approximately 40. If the merger was completed as of the record date for the annual shareholders' meeting and all shareholders owning at least 660 shares of our common stock became "qualified shareholders," we estimate that 38,326 shares of our common stock held by 462 shareholders would have been exchanged for cash in the merger. As a result, the number of outstanding shares of our common stock would have been reduced from 115,987 to 77,661.

        Effect on per share book value and net income.    Because (i) the per share cash merger consideration will be $140.24, (ii) the number of shares of common stock expected to be cashed out as a result of the merger is expected to be approximately 38,326, (iii) our total cost (including estimated expenses) of effecting the merger is expected to be approximately $5.47 million, (iv) as of December 31, 2003, a total of $17,740 in merger-related expenses were reflected on our financial statements, and (v) at December 31, 2003, our aggregate shareholders' equity was approximately $14,069,647, or $121.30 per share, we expect that, as a result of the merger:

  •
  our aggregate shareholders' equity as of December 31, 2003, will be reduced from approximately $14,069,647 on a historical basis to approximately $8,612,549 on a pro forma basis;

  •
  the book value per share of our common stock as of December 31, 2003, will be reduced from approximately $121.30 per share on a historical basis to approximately $110.90 per share on a pro forma basis; and

  •
  net income per share of our common stock for the year ended December 31, 2003, will increase from $8.41 on a historical basis to $13.25 on a pro forma basis.

        Decrease in capital.    As of December 31, 2003, merger-related expenses had resulted in a decline in equity capital of approximately $17,740. We estimate that our equity capital will decline by an additional approximately $82,260 upon completion of the merger as a result of the payment of cash merger consideration and additional merger-related expenses. See "Pro Forma Consolidated Financial Information," beginning on page 47. However, we do not expect these amounts to have a material adverse effect on our capital adequacy, liquidity, results of operations or cash flow. See the sections titled "Special Factors—Funding the merger" and "Item One—The Proposed Merger—Operations of American Bancorp and the Bank following the merger" beginning on pages 30 and 66, respectively. In addition, we expect that the Bank will remain "well capitalized" for bank regulatory purposes. If the merger had been completed as of the record date of the annual meeting, the Bank's Tier 1 capital as of December 31, 2003 would have decreased from $13,559,535 on a historical basis to approximately $8,102,437 on a pro forma basis.

        Termination of Securities Exchange Act registration.    At this time, we are required to file annual, quarterly and periodic reports that provide our shareholders and the general public with information about us. On an annual basis, we are required to file reports with the Securities and Exchange Commission that include audited financial information, a comprehensive discussion of our financial condition and results of operations, disclosure regarding market risks, information about directors, executive officers and executive compensation, and a description of our business, properties and legal proceedings. We are required to file quarterly reports with the Securities and Exchange Commission that include unaudited financial information for the quarter and year to date, a comprehensive discussion of our financial condition and results of operations for the period and year to date, and a discussion of our legal proceedings. We are also required to file other periodic reports with the Securities and Exchange Commission to disclose certain other material developments. In addition to our periodic reporting obligations, we are required to file with the Securities and Exchange Commission all proxy solicitation materials prepared in connection with meetings of our shareholders.

        If the merger is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file any of these reports or be subject to a number of other securities laws applicable to reporting companies unless the number of record shareholders of the company increases to 300 or more as of the beginning of any year following termination of our Securities Exchange Act registration. As a bank holding company, we would continue to be required to file certain financial information on a semi-annual basis with the Federal Reserve Board, and our banking subsidiary, which represents our only material asset, would continue be required to file certain financial information on a quarterly basis with the Federal Deposit Insurance Corporation. This financial information should be available to the public through Internet websites maintained by the respective bank regulatory agencies following the suspension of our Securities and Exchange Commission reporting requirements. However, because the Securities and Exchange Commission's reporting requirements are more broad and comprehensive than the reporting requirements of the bank regulatory agencies, the decreased access to information available to our shareholders following the suspension of our Securities and Exchange Commission reporting obligations may impair their ability to monitor the activities of, and evaluate their investment in, the company.

        Effect on market for shares.    Although our common stock is registered with the Securities and Exchange Commission, there is no established trading market for our common stock, and no market is expected to develop following the merger. In addition, following the merger, we will no longer be a reporting company and the number of shareholders will be substantially reduced. If the merger had been completed on the record date for the annual meeting and all shareholders owning at least 660 shares of our common stock became "qualified shareholders," the number of shareholders would have been reduced from 502 to approximately 40. The absence of an established trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the merger. Currently, there is minimal liquidity in our shares of common stock and there will be a further reduction in the liquidity of our common stock following the merger. Consequently, shareholders following the merger may be unable to liquidate their investment in the company and must be able to bear the economic risk of their investment indefinitely.

        Elimination of federal income tax liability.    Following the merger, we intend to elect to be taxed as a S corporation, which generally will eliminate our federal income tax liability at the corporate level, subject to limited exceptions. As a result, subject to these limited exceptions, electing Subchapter S federal income tax treatment will enable us generally to avoid double taxation of corporate earnings distributed to our shareholders. As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the year on a daily basis. See "Consequences of a Subchapter S Election," beginning on page 44.

        Dividends.    We will continue to pay dividends and other distributions out of legally available funds as and when declared by our board of directors, in its sole discretion. As an S corporation, we expect to be able to make distributions in amounts sufficient to enable our shareholders to pay their respective income tax liabilities for our earnings. However, we cannot guarantee that we will have the financial ability to make these distributions, or if distributions are made, that the distributions will be sufficient to enable shareholders to pay their respective income tax liabilities for our income. We are not obligated to make distributions. See "Consequences of a Subchapter S Election," beginning on page 44, and "Market for Securities and Dividend Information—Dividends—American Bancorp," beginning on page 51.

        However, even if we cannot make distributions to cover the estimated taxes on our income, each shareholder will be required to include his pro rata share of our net income in calculating his quarterly estimated tax payments and annual tax payments. Under these circumstances, shareholders would be required to recognize taxable income for federal income tax purposes before receiving cash distributions related to that income.

        Increased share ownership of executive officers and directors.    As a result of the merger, we expect that the collective ownership percentage of our directors and executive officers will increase. As of the record date for the annual meeting, our executive officers and directors beneficially owned approximately 39.74% of our outstanding common stock. Assuming the merger was completed as of the record date for the annual shareholders' meeting and all shareholders owning at least 660 shares became "qualified shareholders," the collective ownership interest of our directors and executive officers would have increased to approximately 59.35%.

        If our executive officers and directors collectively own at least a majority of our common stock, they can control the election of directors and all matters requiring shareholder approval by simple majority vote, including the amendment of our bylaws and other matters of general corporate governance, in each case without regard to other shareholders. If our executive officers and directors collectively own at least two-thirds of our outstanding common stock, they will have substantially more control with respect to all matters requiring shareholder approval, including extraordinary matters such as mergers, the sale of our company or amendment of our articles of incorporation. Accordingly, following the merger, these persons will have a greater influence over the business, policies and affairs of our company than before the merger.

Certain effects of the merger on our shareholders

        The proposed merger will have the same effects on shareholders regardless of whether they are affiliated or unaffiliated shareholders. The effects of the merger to a shareholder will vary depending on whether the shareholder (i) receives cash for all of his shares, (ii) receives cash for some, but not all, of his shares and remains a shareholder, or (iii) does not receive cash for any of his shares and continues to hold the same number of shares following the merger. Because a shareholder may own shares in more than one capacity (i.e. individually and through an individual retirement account), a shareholder may receive cash for some of his shares while retaining ownership of the remaining shares following the merger. The following sections describe certain of the material effects that we expect to result from the merger with respect to shares that are exchanged for cash and shares that are unaffected by the merger. A shareholder may experience a combination of these effects if he receives cash for some of his shares while retaining ownership of other shares. The effects described below assume that 38,326 shares are exchanged for cash in the merger.

        Cashed-out shares.    As to shares of our common stock that are exchanged in the merger for the cash merger consideration, shareholders will experience the following effects.

  •
  Receipt of cash. Shareholders will receive $140.24 in cash per share, without interest.

  •
  No trading costs. Shareholders will be able to liquidate their ownership interest without incurring brokerage costs.

  •
  Loss of ownership interest. Shareholders will no longer have any equity or voting interest in American Bancorp and, therefore, will not participate in any future potential earnings or growth of the company or in any shareholder votes.

  •
  Reacquisition. Shareholders will be unable to reacquire an ownership interest in American Bancorp unless they acquire shares from a remaining shareholder. We have no basis for determining whether remaining shareholders will transfer their shares to third parties.

  •
  Taxes. Shareholders likely will be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the merger. See "—U.S. federal income tax consequences of the merger," beginning on page 30.

        Remaining shares.    As to shares of our common stock that are not exchanged in the merger for the cash merger consideration, shareholders will experience the following effects.

  •
  Continuing interest. Shareholders will retain an ongoing equity interest in American Bancorp and, therefore, the ability to participate in any future potential earnings or growth.

  •
  Increase in percentage interest. Shareholders will experience an increase in their respective ownership percentages because there will be fewer shares outstanding.

  •
  Tax liability on pro rata share of earnings. If the merger is completed, we intend to elect to become an S corporation for federal income tax purposes. As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the year on a daily basis. That is, if you own 10% of the common stock, 10% of the income, expenses, losses and gains will be passed through to you, and you will be liable for the taxes on that amount. Our board of directors anticipates that we will make quarterly distributions to our shareholders to enable them to meet their personal tax obligations for our income. However, we cannot guarantee that we will have the financial ability to make these distributions. Even if we cannot make these distributions, each shareholder will be required to include his or her pro rata share of our net income in calculating his or her quarterly estimated tax payments and annual tax payments. Consequently, there could be circumstances where shareholders would be required to recognize taxable income for federal income tax purposes before receiving cash distributions related to that income. This Subchapter S election will have other important tax and non-tax consequences for our Company and shareholders. See the sections titled "—Certain effects of the merger on the American Bancorp—Dividends," and "Consequences of a Subchapter S Election" beginning on pages 39 and 44, respectively.

  •
  Decreased access to information. If the merger is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file periodic reports with the Securities and Exchange Commission. See "—Certain effects of the merger on American Bancorp—Termination of Securities Exchange Act registration," beginning on page 40.

  •
  Decreased liquidity. The liquidity of the shares of our common stock is expected to decrease as a result of the reduction in the number of shareholders from approximately 502 to approximately 40. The absence of an established trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the merger. See "—Certain effects of the merger on American Bancorp—Effect on market for shares," beginning on page 41.

  •
  Reduction in book value per share. Assuming the merger was completed as of December 31, 2003, the book value per share of our common stock as of December 31, 2003, would have been reduced from approximately $121.30 per share on a historical basis to approximately $110.90 per share on a pro forma basis.

  •
  Increase in earnings per share. Assuming the merger was completed as of December 31, 2003, our earnings per share would have increased from $8.41 per share on a historical basis as of December 31, 2003 to approximately $13.25 per share on a pro forma basis.

  •
  Increased share ownership of executive officers and directors. Assuming the merger was completed as of the record date for the annual shareholders' meeting, the collective ownership interest of our directors and executive officers would have increased from 39.74% to approximately 59.35%.

  •
  Effects of Subchapter S election. Becoming a shareholder of a Subchapter S corporation will have material tax and non-tax consequences to remaining shareholders. These consequences are described more completely in the section that follows.

  •
  Restrictions on transfer. Shareholders will have more limitations on their ability to transfer their shares of common stock than they currently have with respect to their shares. The Shareholders' Agreement will limit a shareholder's ability to transfer his or her shares of stock by prohibiting transfers to any person or entity that is not eligible to be a shareholder of an S corporation or who might otherwise jeopardize our status as an S corporation once the election has been made. See "Item One—The Proposed Merger—Structure of merger—Execution of Shareholders' Agreement," beginning on page 60. The potential inability to freely transfer your shares may result in liquidity problems depending on a shareholder's particular financial situation and the potential tax liability that could arise from having to recognize S corporation taxable income before receiving cash distributions related to that income. See "Consequences of a Subchapter S Election," below.

CONSEQUENCES OF A SUBCHAPTER S ELECTION

        If the merger is completed, we intend to elect to become an S corporation for federal income tax purposes. This election will have important tax and non-tax consequences for our company and shareholders. The following section discusses certain of these consequences, and we urge you to consider this section carefully in considering the merger proposal.

Tax consequences of Subchapter S tax status

        Double taxation of earnings distributed to shareholders as dividends is avoided. The primary reason for a corporation to become an S corporation for tax purposes is that, with four exceptions discussed below, S corporations are not subject to federal income taxes at the corporate level. As a result, subject to these limited exceptions, electing Subchapter S federal income tax treatment will enable us generally to avoid double taxation of corporate earnings distributed to our shareholders. Without Subchapter S tax treatment, our earnings that are distributed to our shareholders would be taxed once at the corporate level, at a federal tax rate of up to 34%, and again at the shareholder level, at a federal tax rate of up to 15%. The combined impact of two levels of tax can be an effective federal tax rate of approximately 44%. However, because S corporation earnings are generally taxed only at the shareholder level and not at the corporate level, S corporation shareholders generally realize a benefit on every dollar earned and distributed to its shareholders by electing Subchapter S tax treatment.

        Under Louisiana law, however, the Bank will continue to be subject to the payment of state ad valorem taxes following the Subchapter S election. In addition, shareholders who live outside of Louisiana will be subject to Louisiana state income taxes for income earned by the company after we elect S corporation status. Any out-of-state shareholder who fails to pay any required Louisiana state income tax will be liable to the company for the payment of such taxes as we will be obligated to pay such taxes to the State of Louisiana. The Shareholders' Agreement provides that if we are found liable for any taxes owed by a shareholder to the State of Louisiana, we may withhold and use dividends that may be due to the shareholder to pay the taxes owed.

        An S corporation will be subject to federal income taxes at the corporate level in four situations.

        1.     Built-in gains. Any built-in gains (such as appreciation in the value of the Bank's facilities, its bond portfolio or its other real estate) in the assets we hold on the date of conversion to Subchapter S status generally will be subject to corporate-level tax if those assets are sold within ten years after conversion. This is not generally expected to be a problem because most of our consolidated assets either do not have built-in gains or will not be sold in the ordinary course of business. However, this can be a consideration if American Bancorp or the Bank were to sell property for a premium (e.g., the sale of a branch), if the Bank were to reposition its bond portfolio and take gains in the process, or if we were to sell the stock of the Bank after we have made the election to be taxed as an S corporation. For example, if we bought a building for $80,000 in 1990, made a Subchapter S election in 2003 when the building was worth $100,000 and sold the building in 2008 for $140,000, we would owe taxes on the $20,000 gain attributable to the period before we became an S corporation. We have no present intention to take any such action. Furthermore, if we were to sell the stock of the Bank, we would generally be required to obtain prior shareholder approval, as long as the stock of the Bank constitutes substantially all of our assets and the sale were not in the ordinary course of business. The corporate level tax on built-in gains will not be imposed after a corporation has been an S corporation for ten years.

        2.     Change to specific charge-off method. In order to become eligible to be an S corporation, a financial institution that uses the reserve method of accounting for bad debts must change to the specific charge-off method of accounting for bad debts. Because we currently use the reserve method of accounting for bad debts, we intend to file the necessary documents with the Internal Revenue Service to make the change in accounting method following the merger. As a result of the conversion, we generally will be required to restate our reserve for bad debts to zero for federal income tax purposes and include the amount of our reserves in our taxable income ratably over the next four tax years. As of December 31, 2003, our reserve account was approximately $515,823. Accordingly, we would include an additional $128,956 per year into our taxable income for the next four years. As a result of the change to the specific charge-off method, we will be subject to a corporate-level tax of approximately $43,845 per year for the next four years on the built-in gain recognized from this change. See "—Built-in gains," above. Our board of directors has determined that the costs of making the election to be taxed as an S corporation is substantially outweighed by the benefits from making the election.

        3.     Passive investment income. If for any taxable year an S corporation has passive investment income (as such term is defined in the Internal Revenue Code) in excess of 25% of its gross receipts, it may be subject to a corporate level tax at the highest rate on the excess passive investment income. In addition, if we were to have passive investment income in excess of 25% of our gross receipts for three consecutive tax years where C corporation earnings and profits existed, our Subchapter S election would terminate. For these purposes, Treasury regulations generally provide that passive investment income excludes gross receipts directly derived in the ordinary course of a taxpayer's lending or financing business (e.g., interest income on loans). Our board of directors does not anticipate distributing funds to its shareholders that would be additionally taxable as ordinary income.

        4.     Prior Subchapter C corporation earnings and profits. Distributions by an S corporation to a shareholder generally are not taxable to the extent of the shareholder's basis in his S corporation stock. However, if an S corporation has C corporation earnings and profits from prior C corporation years (as we do), future distributions of C corporation earnings and profits by the S corporation to its shareholders may be treated as ordinary income (i.e., dividends). Distributions made by an S corporation are deemed to come first from the S corporation's "accumulated adjustment account," which generally tracks the retained earnings of the S corporation over its lifetime. We do not anticipate that we will distribute funds to our shareholders that would be additionally taxable as ordinary income.

        Shareholder liability for income taxes on corporate earnings.    As an S corporation, our income will be deemed to accrue ratably to our shareholders throughout the taxable year on a daily basis. Consequently, an S corporation is taxed like a partnership. That is, if you own 10% of the common stock, 10% of the income, expenses, losses and gains will be passed through to you and you will be liable for the taxes on that amount. Moreover, separately stated items of income and loss will pass directly through to shareholders, retaining the character of each separately stated item (e.g., capital gain, capital loss). Our board of directors anticipates that we will make quarterly distributions to our shareholders to enable them to meet their personal tax obligations. Please note, however, that we cannot guarantee that we will have the financial ability to make these distributions. Even if we cannot make these distributions, each shareholder will be required to include his or her pro rata share of the company's income in calculating his or her quarterly estimated tax payments and annual tax payments. Consequently, there could be circumstances where shareholders would be required to recognize taxable income for federal income tax purposes before receiving cash distributions related to that income.

        On or before the date that we file our tax return (Form 1120S) for each taxable year, we will provide to each of our shareholders a completed Schedule K-1 (Form 1120S) reflecting the shareholder's pro rata share of the income, losses, deductions and credits of the company for the most recently completed year.

        Losses, if any, are available to shelter shareholder income.    If we should incur losses during any taxable year, each shareholder's pro rata share of the losses generally will be available to offset the shareholder's income during that year, subject to certain limitations, including the basis rules, the "at risk" rules, and the "passive activity loss" rules.

        Adjusted tax basis in common stock will increase by retained earnings. A shareholder's adjusted tax basis in stock of a C corporation is generally what the shareholder paid for the stock when it was acquired. When the corporation earns and retains profits as shareholders' equity, the book value and typically the market value of the stock increase, but the shareholder's tax basis remains the same. When the shareholder subsequently sells his stock, he generally pays federal income taxes on this increase in value over his cost basis at a federal capital gains rate of up to 20% if the stock was held as a capital asset for more than one year. By contrast, a shareholder's basis in S corporation stock generally will be increased by his pro rata share of the S corporation's income retained by the corporation as capital (and generally will be decreased by his pro rata share of the S corporation's losses). Any net increase in basis will reduce the amount of gain on the sale of stock by the shareholder, and any net decrease in basis will increase the amount of gain on such sale. Consequently, shareholders can benefit from S corporation status not only to the extent earnings are distributed as dividends (which would be taxed only once at the shareholder level), but also to the extent earnings are retained (which would increase the taxpayer's basis in such stock).

        Loss of certain tax benefits.    The carryforward of net operating losses, minimum tax credits and capital loss carryovers from C corporation status to S corporation status is not permitted, except to offset the payment by the corporation making the election to be taxed as an S corporation of corporate level taxes. We currently have no operating loss carry forwards or tax credits.

        Alternative minimum tax.    As an S corporation, we would not be subject to the federal corporate alternative minimum tax or the accumulated earnings tax.

        Additional record keeping.    Finally, record keeping and tax preparation for you will become more complex because you will need to maintain records, for federal income tax purposes, of your adjusted tax basis in your shares of American Bancorp common stock and to report each separately stated item of income and loss individually on your tax returns. You will also likely be required to pay estimated taxes on a quarterly basis.

Non-tax consequences of Subchapter S election

        Continuation of business, management and shareholders.    Our decision to pursue S corporation status will not materially affect the continuing business or operations of either American Bancorp or the Bank. Each entity will continue to be governed by its articles of incorporation and bylaws, and each of the officers and directors of American Bancorp and the Bank will continue to serve in the positions each now holds. The rights of shareholders generally will be unaffected, except that our shareholders following the merger will have certain additional limitations on their ability to transfer their shares of common stock as a result of the Shareholders' Agreement.

        Prohibition on multiple classes of stock.    Among the other criteria discussed in this proxy statement, to qualify for the election to be taxed as an S corporation, a corporation must have only one class of stock outstanding. Differences in voting rights between shares of stock of a corporation are disregarded in determining whether a corporation has more than one class of stock. Our articles of incorporation have authorized only one class of stock, and we have no present plan or intention to issue, a second class of stock in the foreseeable future.

        The foregoing does not attempt to describe all of the possible consequences to you of our proposed Subchapter S election. You are strongly urged to consult with your individual tax advisor for a more thorough understanding of the personal tax consequences of the proposed Subchapter S election, based upon your specific circumstances.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma balance sheet as of December 31, 2003, gives effect to the proposed merger. This information should be read together with our historical financial information contained in, or incorporated by reference into, this proxy statement. The unaudited pro forma financial information has been prepared on a consolidated basis and assumes that:

  •
  the merger occurred as of December 31, 2003 for purposes of the balance sheet, and as of January 1, 2003 for purposes of the statement of income;

  •
  a total of 38,326 shares of our common stock was exchanged for cash in the merger at a price of $140.24 per share, or approximately $5.37 million in the aggregate;

  •
  a total of $100,000 in merger-related costs and expenses was incurred in connection with the merger, $17,740 of which is incurred prior to December 31, 2003;

  •
  a dividend in the amount of $5.46 million was paid to the company from the Bank;

  •
  the reduction in equity capital resulted in an equal reduction of Federal Funds sold, and that lost income, net of tax effect, on Federal Funds sold was calculated at a rate of 1.0% for the year ended December 31, 2003; and

  •
  none of the anticipated annual cost savings have been realized.

        The unaudited pro forma information is for illustrative purposes only. The financial results may have been different had the merger actually taken place at the respective time periods specified. You should not rely on the pro forma financial information as being indicative of our future results.

UNAUDITED PRO FORMA BALANCE SHEET
as of December 31, 2003

	Actual	Effect of Transaction	Pro Forma	Notes to Balance Sheet
	(dollars in thousands, except per share data)
Cash and due from banks	5,199		5,199
Interest-bearing deposits w/banks	0		0
Securities	44,207		44,207
Federal Funds sold	9,125	(5,457)	3,668	(1)
Loans and leases (net of allowance)	39,305		39,305
Premises and fixed assets	1,827		1,827
Other assets	1,195		1,195

Total assets:	$100,858	(5,457)	$95,401

Deposits	85,629		85,629
Other borrowed money	477		477
Other liabilities	682		682

Total liabilities:	$86,788		$86,788

Common stock	600		600
Surplus	2,150		2,150
Retained earnings	11,087	(82)	11,005	(2)
Less: treasury stock	(262)	(5,375)	(5,637)	(3)
Accum. other comp. income	495		495

Total shareholders' equity:	$14,070	(5,457)	$8,613

Book value per share	$121.30	$110.90

Notes to Balance Sheet

(1)
Reflects a decrease in Federal Funds sold of approximately $5.46 million as a result of the payment of the cash merger consideration and additional anticipated merger-related expenses to be incurred subsequent to December 31, 2003.

(2)
Reflects a decrease in retained earnings as a result of the additional anticipated merger-related expenses to be incurred subsequent to December 31, 2003.

(3)
Reflects an increase in treasury stock as a result of the acquisition of shares of common stock in connection with the merger, which results in a decrease in equity capital.

UNAUDITED PRO FORMA STATEMENT OF INCOME
for the year ended December 31, 2003

	Actual	Effect of transaction	Pro forma	Notes
	(dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$2,837		$2,837
Interest on investment securities	1,498		1,498
Interest on Federal Funds sold	100	(55)	45	(1)
Other	0		0

Total interest income	4,435	(55)	4,380
Interest expense
Interest on deposits	701		701
Federal funds purchased	0		0
Interest on borrowed funds	0		0
Other interest	0		0

Total interest expense	701		701
Net interest income	3,734	(55)	3,679

Provision for loan losses	42		42
Noninterest income
Service charges	545		545
Commissions income	0		0
Other operating revenue	144		144

	689		689
Noninterest expense
Salaries and employee benefits	1,635		1,635
Occupancy and equipment expense	579		579
Other expenses	939	100	1,039	(2)

Total noninterest expenses	3,153	100	3,253
Income before income tax expense	1,228	(155)	1,073
Income tax expense/credit	253	(209)	44	(3)

Net income	$975	$154	$1,029

Net income per share	$8.41		$13.25

Notes to Statement of Income

(1)
Reflects loss of interest income as a result of a decrease in Federal Funds sold.

(2)
Reflects estimated merger-related costs and expenses.

(3)
Reflects the elimination of our federal income tax liability as a result of the Subchapter S election, partially offset the corporate-level tax of approximately $43,845 due as a result of the change to the specific charge-off method of accounting for bad debts.

MARKET FOR SECURITIES AND DIVIDEND INFORMATION

        Although our common stock is registered with the Securities and Exchange Commission, there is no established trading market for our common stock, and no market is expected to develop following the merger. No registered broker/dealer makes a market in our stock, and our stock is not listed or posted on any stock exchange or automated quotation system. We act as the transfer agent and registrar for our common stock.

        Occasionally, we become aware of trades in our common stock and the prices at which these trades were executed. Except for shares that we have repurchased, we are aware of no other trades that have been recorded on our stock transfer books over the most recent eight completed quarters. Accordingly, the following table sets forth:

  •
  the high and low sales price for repurchases of our common stock during the period indicated for each of the most recent eight completed quarters;

  •
  the number of repurchase transactions that occurred during each quarter;

  •
  the total number of shares repurchased in those transactions; and

  •
  the cash dividends declared on our common stock during each quarter.

	Market Price
			Number of Transactions		Per Share Cash Dividends
	Low	High		Volume
2002
First Quarter	$79	$79	2	105	N/A
Second Quarter	$79	$79	2	201	N/A
Third Quarter	$85	$85	2	100	N/A
Fourth Quarter	N/A	N/A	0	0	$2.40
2003
First Quarter	$88	$88	2	156	N/A
Second Quarter	$89	$89	3	40	N/A
Third Quarter	N/A	N/A	0	0	N/A
Fourth Quarter	N/A	N/A	0	0	$2.00

        In addition to transactions of which we are actually aware because they are reflected on our stock transfer books, we have received information from third party resources relating to certain over-the-counter trades of our shares. Accordingly, the following table sets forth the information that we have received regarding over-the-counter trades occurring over the most recent eight completed quarters. Because we have no record of these trades on our stock transfer books, we cannot confirm the accuracy of this information. However, we have no reason to believe that the information set forth below is inaccurate.

	Market Price
	Low	High	Volume
2002
First Quarter	N/A	N/A	0
Second Quarter	N/A	N/A	0
Third Quarter	N/A	N/A	0
Fourth Quarter	N/A	N/A	0
2003
First Quarter	N/A	N/A	0
Second Quarter	$90	$90	200
Third Quarter	$122	$150	900
Fourth Quarter	$145	$150	500

        We are not aware, through our actual knowledge or third party resources, of any other trades in our common stock that have occurred since the fourth quarter of 2003. However, because we may not become aware of all trades of our common stock, the trades described in the tables above may not include all trades that have occurred since January 1, 2002. The prices given are the result of limited transactions and may not be representative of the actual fair value of our common stock.

Dividends—American Bancorp

        Our shareholders are entitled to receive dividends and other distributions out of legally available funds as and when declared by our board of directors, in its sole discretion. Because our investment in the Bank is our only significant investment, our board is committed to continue cash dividends only at levels that are consistent with the financial condition and business objectives of the Bank. In determining whether or not to make distributions and, if made, the amount of the distributions, the board generally considers many factors, including:

  •
  the earnings and earnings potential of our company and the Bank;

  •
  our present and anticipated future funding requirements;

  •
  our working capital needs;

  •
  our general financial condition;

  •
  the quality of the assets and the financial condition of the Bank;

  •
  any acquisitions or potential acquisitions under examination;

  •
  our obligation to maintain the Bank's regulatory capital ratios at certain levels; and

  •
  other laws, regulations and other restrictions on distributions applicable to our company and the Bank.

        Following the merger, our dividend policy generally will remain unchanged. However, consistent with our current dividend policy, we expect to be able to make distributions to our shareholders on a quarterly basis sufficient to enable them to pay their respective income tax liabilities for our earnings. However, we cannot guarantee that we will have the financial ability to make these distributions, or if distributions are made, that the distributions will be sufficient to enable shareholders to pay their respective income tax liabilities for our income. We are not obligated to make distributions.

        As a Louisiana corporation, we are subject to certain restrictions on distributions under the Louisiana Business Corporation Law. Generally, a Louisiana corporation may make distributions to its shareholders out of its surplus (the excess of its assets over its liabilities and stated capital) or out of its net profits for the then current and preceding fiscal year unless the corporation is insolvent or the distribution would render the corporation insolvent.

        As a registered bank holding company, we are also subject to certain restrictions on distributions under applicable banking laws and regulations. Consistent with its policy that bank holding companies should serve as a source of financial strength for their subsidiary banks, the Federal Reserve has stated that, as a matter of prudent banking, a bank holding company generally should not maintain a rate of distributions to shareholders unless its net income available has been sufficient to fully fund the distributions, and the prospective rate of earnings retention appears consistent with the bank holding company's capital needs, asset quality and overall financial condition. In addition, we are subject to certain restrictions on the making of distributions as a result of the requirement that the Bank maintain an adequate level of capital. Finally, as a bank holding company with consolidated assets of less than $150 million, we may not make distributions at any time when our debt-to-equity ratio is greater than 1:1. As of December 31, 2003, we had no debt at the holding company, and we do not anticipate incurring any debt, other than trade payables, in the near future. If we incur debt in connection with this transaction, management believes that the likelihood is remote that the debt incurred would result in a debt-to-equity ratio in excess of 1:1.

        As previously discussed, we do not engage or presently intend to engage in separate business activities of a material nature. As a result, our ability to make distributions to our shareholders depends upon the distributions received by us from the Bank. As more fully described below in the section titled "—Dividends—The Bank," the Bank is limited in its ability to make distributions.

Dividends—The Bank

        The present and future dividend policy of the Bank is subject to the discretion of its board of directors. In determining whether to pay dividends to us and, if made, the amount of the dividends, the board will consider many of the same factors discussed above with respect to American Bancorp. The board of directors of the Bank cannot guarantee that the Bank will have the financial ability to pay dividends to us, or if dividends are paid, that they will be sufficient for us to make distributions to our shareholders to enable them to pay their respective income tax liabilities for our income. The Bank is not obligated to pay dividends.

        As a Louisiana state bank, the Bank's ability to make distributions to us is also restricted by certain laws and regulations. Under the Louisiana Banking Law, the board of directors of the Bank may, quarterly, semiannually or annually, declare and pay dividends on its outstanding capital stock, provided that the Bank has surplus at least equal to 50% of its capital stock and its surplus will not be reduced below 50% following payment of the dividend. Prior approval of the Louisiana Office of Financial Institutions is required for a Louisiana state bank to pay any dividend that would exceed its net profits earned during the current year, after taking into account all other cash distributions paid during the current year, combined with its retained net profits of the immediately preceding year.

        In addition, under the Federal Deposit Insurance Corporation Improvement Act of 1991, the Bank may not pay any dividend if the Bank is undercapitalized or the payment of the dividend would cause it to become undercapitalized. The Federal Deposit Insurance Corporation may further restrict the payment of dividends by requiring that a financial institution maintain a higher level of capital than would otherwise be required to be adequately capitalized for regulatory purposes. Moreover, if, in the opinion of the Federal Deposit Insurance Corporation, the Bank is engaged in an unsound practice (which could include the payment of dividends), the Federal Deposit Insurance Corporation may require, generally after notice and hearing, that the Bank cease such practice. The Federal Deposit Insurance Corporation has indicated that paying dividends that deplete a depository institution's capital base to an inadequate level would be an unsafe banking practice. The Federal Deposit Insurance Corporation has also issued policy statements providing that insured depository institutions generally should pay dividends only out of current operating earnings.

ITEM ONE—THE PROPOSED MERGER

        At the annual meeting, you will be asked to consider a proposal to approve the merger agreement by and between American Bancorp, Inc. and the interim company and the transactions contemplated by the merger agreement. This section describes the material aspects of the proposed merger, including the merger agreement. While we believe that the description covers the material terms of the proposed merger, this summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents referred to in this proxy statement, including the merger agreement attached to this proxy statement as Appendix A, for a more complete understanding of the merger. The discussion is qualified in its entirety by reference to the merger agreement.

Parties to the merger

        American Bancorp, Inc.    We are an independent, community-owned bank holding company based in Opelousas, Louisiana. We were incorporated as a Louisiana corporation in 1982 for the purpose of becoming a bank holding company by acquiring all of the outstanding stock of American Bank & Trust Company, which is a Louisiana state bank based in Opelousas, Louisiana.

        Our principal activities are providing assistance in the management and coordination of the financial resources of the Bank and providing capital, business development and long-range planning services for the Bank. We derive our revenues primarily from the operations of the Bank in the form of dividends paid to us from the Bank. We may also receive tax benefits from any losses of the Bank.

        As of December 31, 2003, on a consolidated basis, we had total assets of approximately $100,158,001, total loans (net of unearned income and allowance for loan and lease losses) of approximately $39,304,905, total deposits of approximately $85,628,647 and shareholders' equity of approximately $14,069,647. Our principal executive offices are located at 321 East Landry Street, Opelousas, Louisiana, and our telephone number is (337) 948-3056.

        American Interim Company.    The interim company is a newly-formed Louisiana corporation and wholly-owned subsidiary of American Bancorp organized solely for the purpose of facilitating the proposed transaction. The interim company will merge with and into our company and will cease to exist after the merger. The interim company has no significant assets, liabilities or shareholders' equity and has conducted no material activities other than those incidental to its formation, its negotiation and execution of the merger agreement, and its assistance in preparing various Securities and Exchange Commission filings related to the proposed transaction. The principal executive offices of the interim company are located at 321 East Landry Street, Opelousas, Louisiana, and its telephone number is (337) 948-3056.

Structure of merger

        The merger has been structured so that, upon consummation of the merger, we will be in a position to (i) terminate the registration of our common stock under the Securities Exchange Act and (ii) elect to be taxed as an S corporation for federal income tax purposes. To terminate our registration, we must have fewer than 300 record shareholders. We must satisfy certain other criteria to be eligible to be taxed as an S corporation. These criteria include:

  •
  We must have no more than 75 shareholders;

  •
  All of our shareholders must be individuals, estates or certain types of trusts; and

  •
  All of our shareholders at the time of the election must consent to the Subchapter S election.

        We have recently organized American Interim Company as a wholly-owned subsidiary to facilitate the merger transaction. The interim company will be merged with and into our company in accordance with the terms of the merger agreement, and our company will be the surviving corporation in the merger. If completed, the merger will have the following effects:

  •
  If you are a "qualified shareholder," each share of common stock that you own of record will remain outstanding and continue to represent one share of common stock.

  •
  If you are not a "qualified shareholder," or you otherwise elect not to remain a shareholder, each share of common stock that you own of record will be converted into the right to receive a cash payment of $140.24 per share, unless you are entitled and elect to dissent from the merger. If your shares are converted into cash as a result of the merger, you will not have to pay any service charges or brokerage commissions in connection with the merger or payment of the cash consideration. After the merger, you will have no further interest in American Bancorp.

        If the merger is effected with the approval of the holders of less than 80% of our outstanding common stock, you will be entitled to dissent from the merger by following the procedures set forth in section 131 of the Louisiana Business Corporation Law (La. Rev. Stat. §12:131) and receive the fair value of your shares of common stock. For a more complete discussion of the rights of shareholders to dissent from the merger, please read the section entitled "Item One—The Proposed Merger—Dissenting shareholders," beginning on page 63. We have also included a copy of section 131 as Appendix B to this proxy statement. As a result of the merger, "qualified shareholders" will own all of the issued and outstanding common stock of American Bancorp.

        Subject to certain exceptions, which are discussed below, to be a "qualified shareholder" under the merger agreement, you must satisfy all of the following criteria:

  •
  Either individually or together with your spouse (if any), you must own of record at least 660 shares of common stock. For more information regarding the reasons that our board of directors set the ownership minimum at 660 shares, please see the section titled "Item One—The Proposed Merger—Structure of merger—Reasons for ownership minimum" beginning on page 58.

  •
  You must be eligible under applicable provisions of the Internal Revenue Code to be a shareholder of an S corporation and deliver to us an executed certificate of eligibility. The types of shareholders who are eligible to be shareholders of an S corporation are described in the section titled "Item One—The Proposed Merger—Structure of merger—Who may be an S corporation shareholder,"beginning on page 58. We have attached a form of certificate of eligibility as Appendix B to this proxy statement. Please see the section titled "Item One—The Proposed Merger—Structure of merger—Execution of certificate of eligibility,"beginning on page 59 for more information regarding the eligibility of a shareholder.

  •
  You and your spouse, if any (or, if a trust or usufruct, the person(s) treated as the shareholder(s) under the Internal Revenue Code), must consent to our election to be taxed as an S corporation by delivering to us an executed conformed Internal Revenue Service election form. We have attached a conformed Internal Revenue Service election form and instructions for its execution as Appendix C to this proxy statement. Please see the section titled "Item One—The Proposed Merger—Structure of merger—Execution of election form," beginning on page 60 for more information regarding the execution of the election form.

  •
  You and your spouse, if any, must deliver to us an executed signature page to the Shareholders' Agreement. In addition, if you are a trust or your shares are held in usufruct, certain other persons will be required to execute a signature page. We have attached a copy of the Shareholders' Agreement as Appendix D to this proxy statement. The purpose and terms of the Shareholders' Agreement and the persons required to execute a signature page are discussed below in the section titled "Item One—The Proposed Merger—Structure of merger—Execution of Shareholders' Agreement," beginning on page 60.

        Certain exceptions to "qualified shareholder" criteria.    In addition to the requirements described above, additional restrictions will apply to certain special classes of shareholders in determining whether those shareholders will be deemed to be "qualified shareholders" for purposes of the merger agreement. Each of the special shareholder classes is discussed below. Accordingly, if you fall into one of shareholder classes discussed below, you should pay particular attention to the additional restrictions that may apply to you.

        Co-owned shares.    Although individuals are not prohibited under the Internal Revenue Code from owning shares of S corporation stock jointly with other individuals, we have elected not to permit joint ownership of shares of our common stock as a result of the merger, except joint ownership by a husband and a wife. We have made this determination because every co-owner of shares is included as a shareholder for purposes of the 75 person shareholder limit for an S corporation, with one exception. A husband and a wife are considered one shareholder, even if they own their shares of common stock jointly. Accordingly, ten individuals could jointly own 700 shares of common stock, thereby satisfying the ownership minimum of 660 shares. However, for purposes of Subchapter S, we would be deemed to have ten shareholders resulting from the jointly held shares. Together with our other shareholders who individually own at least 660 shares, holders of co-owned shares could jeopardize our Subchapter S election. Accordingly, if you own shares of stock jointly with another shareholder other than your spouse (such as your sibling, child or parent), you will receive cash for those shares.

        Estates.    Although the Internal Revenue Code permits estates to hold S corporation stock, the merger agreement purposefully prohibits estates from becoming "qualified shareholders." Estates have been excluded from the definition of "qualified shareholder" because of the risks associated with the inadvertent termination of our S corporation election that may result following the constructive termination of an estate under Internal Revenue Service regulations.

        Certain trusts.    Although the Internal Revenue Code permits certain types of trusts to hold S corporation stock, the merger agreement purposefully prohibits certain of these trusts from becoming "qualified shareholders." Accordingly, if you are a trust described in section 1361(c)(2)(A)(iv) of the Internal Revenue Code, you will be deemed not to be a "qualified shareholder" under the merger agreement. If you are a trust described in section 1361(c)(2)(A)(ii) or (iii) of the Internal Revenue Code, you will be deemed not to be a "qualified shareholder" unless you are eligible to be a shareholder of an S corporation under a provision of the Internal Revenue Code other than sections 1361(c)(2)(A)(ii), (iii) and (iv). Finally, if you are an "electing small business trust" having more than two "potential current beneficiaries," you will be deemed not to be a "qualified shareholder." The following discussion describes each of the types of prohibited trusts as well as the justification for their exclusion from the definition of "qualified shareholder."

        A trust described under section 1361(c)(2)(A)(iv) of the Internal Revenue Code is a voting trust. This type of trust is an eligible S corporation shareholder, but has been excluded from the definition of "qualified shareholder" because every beneficial owner of a voting trust is included as a shareholder for purposes of the 75 person shareholder limit for an S corporation. For example, ten shareholders owning 300 shares each could hold their shares in a voting trust. As the record shareholder, the voting trust would be deemed to own the ownership minimum of 660 shares. However, for purposes of Subchapter S, we would be deemed to have ten shareholders resulting from the voting trust. Together with our other shareholders who individually own at least 660 shares, holders of beneficial interests in the voting trust could jeopardize our Subchapter S election. Accordingly, a voting trust will be deemed not to be a "qualified shareholder."

        A trust described under section 1361(c)(2)(A)(ii) is a trust that was a grantor trust immediately before the death of the deemed owner. This type of trust is an eligible S corporation shareholder, but only for the two-year period beginning on the day of the deemed owner's death. Accordingly, this type of trust has been excluded from the definition of "qualified shareholder" because of the risk associated with the inadvertent termination of our Subchapter S election by lapse of the two year period following the deemed owner's death. Accordingly, unless such trust is eligible to be a shareholder of an S corporation under any provision of the Internal Revenue Code other than sections 1361(c)(2)(A)(ii), (iii) and (iv), such trust will be deemed not to be a "qualified shareholder."

        A trust described under section 1361(c)(2)(A)(iii) is a testamentary trust. This type of trust is an eligible S corporation shareholder, but only for the two-year period beginning on the day on which our common stock is transferred to it. Accordingly, this type of trust has been excluded from the definition of "qualified shareholder" because of the risk associated with the inadvertent termination of our Subchapter S election by lapse of the two year period following the transfer of the stock to the trust. Accordingly, unless a testamentary trust is eligible to be a shareholder of an S corporation under any provision of the Internal Revenue Code other than sections 1361(c)(2)(A)(ii), (iii) and (iv), such trust will be deemed not to be a "qualified shareholder."

        Finally, an electing small business trust having more than two "potential current beneficiaries" is an eligible S corporation shareholder, but has been excluded from the definition of "qualified shareholder" because every "potential current beneficiary" of an electing small business trust is included as a shareholder for purposes of the 75 person shareholder limit for an S corporation. A "potential current beneficiary" includes any person who at any time during the year is entitled to, or at the discretion of any person may receive, a distribution from the principal or income of the trust. Accordingly, an electing small business trust could hold 660 shares of common stock, sufficient to satisfy the ownership minimum, and have any number of "potential current beneficiaries." If the electing small business trust had 20 "potential current beneficiaries," we would be deemed to have 20 shareholders resulting from the electing small business trust for purposes of Subchapter S. Together with our other shareholders who individually own at least 660 shares, "potential current beneficiaries" of the electing small business trust could jeopardize our Subchapter S election. We have determined that limiting the number of "potential current beneficiaries" to two beneficiaries substantially reduces the likelihood that an electing small business trust could jeopardize our Subchapter S election. Accordingly, unless an electing small business trust has no more than two "potential current beneficiaries," the trust will be deemed not to be a "qualified shareholder."

        Usufructs.    In addition to the requirements set forth above, the merger agreement provides that shares held in usufruct under certain circumstances will be deemed not to be held by a "qualified shareholder." Shares of common stock held in usufruct will be deemed not to be owned by a "qualified shareholder" unless the usufructuary would satisfy the requirements to be a "qualified shareholder" in his own right, the naked owner is not a minor and is competent under law to enter into the Shareholders' Agreement, and the naked owner (along with his or her spouse, if any) executes and delivers to us a signature page to the Shareholders' Agreement. These restrictions are necessary to reduce the likelihood that shares held in usufruct could jeopardize our Subchapter S election.

        Minors.    Finally, the merger agreement provides that a minor holding shares of record in his name will be deemed not to be a "qualified shareholder." A minor may own shares beneficially through a trust, which may be deemed a "qualified shareholder" if it satisfies the terms of the merger agreement described above. However, minors who hold shares of record in their own name have been excluded from the definition of "qualified shareholder" because of the risks associated with the potential inability to enforce the provisions of a Shareholders' Agreement entered into by or on behalf of a minor. See "Item One—The Proposed Merger—Structure of merger—Execution of Shareholders' Agreement," beginning on page 60.

        When the ownership minimum will be measured.    The determination of the number of shares held by a shareholder will be made at the time the merger becomes effective. The merger will not become effective before 2:00 p.m. on                        , 2004, which is the deadline for delivering to us a properly executed certificate of eligibility, conformed Internal Revenue Service election form and Shareholders' Agreement signature page. Accordingly, if you wish to restructure your ownership interest or acquire additional shares of common stock from third parties to obtain the ownership minimum, you should do so no later than 2:00 p.m. on                        , 2004.

        How to determine ownership minimum.    For the purpose of determining the number of shares owned by a shareholder, we will determine who is considered to be a record shareholder by reference to the person who is identified as the owner of the shares on the books and records of the corporation, subject to the following additional rules:

  •
  Shares held of record by a corporation, a partnership or other organization will be deemed to be owned by the entity or organization as one person and not by its individual shareholders, members or other beneficial owners.

  •
  Shares held of record by a trust (other than a grantor trust) or estate or by one or more persons as trustees, executors, guardians, custodians or in other fiduciary capacities with respect to a single trust (other than a grantor trust), estate or account will be deemed to be owned by the trust, estate or account as one person and not by the fiduciary or fiduciaries.

  •
  Shares held of record by a grantor trust or by one or more persons as trustees of a grantor trust will be deemed to be owned by the grantor in his individual capacity, unless there are multiple grantors, in which case the shares will be deemed co-owned by the grantors.

  •
  Shares held of record in usufruct will be deemed to be owned by the usufructuary, and not by the naked owner(s), in his individual capacity, unless there are multiple usufructuaries, in which case the shares will be deemed co-owned by the usufructuaries.

  •
  Shares held of record in "street name" by a broker, bank or other nominee will be deemed to be owned by the beneficial owner of the shares. Shares held of record in "street name" by a broker, bank or other nominee for which we do not receive beneficial ownership information will be deemed to be owned by persons holding fewer that 660 shares of common stock.

        The number of shares owned by a record shareholder will be calculated separately from all other record shareholders. This means that if you own shares of record in several capacities, you will not be permitted to combine these shares together for purposes of determining the ownership minimum, except for those shares owned jointly with a spouse. Rather, the shares owned in each capacity will be considered independently. For example, if you own 1,000 shares of record in your own name, 200 shares jointly of record with your spouse, 1,500 shares of record in your individual retirement account, 400 shares jointly of record with your child and 700 shares of record by a corporation that you control, you would receive cash for the shares held of record in your individual retirement account, the shares held jointly of record with your child and the shares held of record by the corporation that you control. The shares that you own in your own name and the shares you own jointly with your spouse would remain outstanding following the merger. However, if you had restructured your ownership so that the shares held in your individual retirement account (an ineligible shareholder), the shares held jointly with your child (co-owned shares) and the shares held in your corporation (an ineligible shareholder) were transferred to you in your individual capacity, all of the shares would remain outstanding following the merger.

        Reasons for ownership minimum.    As discussed above, to become a "qualified shareholder," you must, among other things, own at least 660 shares of common stock. The 660 share ownership minimum was selected for a number of reasons, including to ensure that:

  •
  we would have fewer than 75 shareholders of record, which is the maximum number of shareholders permitted for an S corporation and which would enable us to terminate the registration of our common stock;

  •
  our shareholders would have the ability to make limited transfers (e.g., for estate planning purposes or otherwise) of their stock following the merger;

  •
  we would have sufficient flexibility to issue stock in the future for corporate purposes, including raising equity capital for our company or the Bank or attracting and retaining qualified employees, directors or executive officers; and

  •
  we would have sufficient flexibility to enter into an extraordinary transaction, such as a merger or other acquisition, in the future and issue shares of our common stock to certain shareholders of the target entity without jeopardizing our Subchapter S election.

        Out of a total of approximately 502 shareholders, approximately 40 shareholders owned of record at least 660 shares of our common stock as of the record date for the annual meeting. These shareholders owned, in the aggregate, approximately 67% of the issued and outstanding shares of our common stock as of the record date for the annual meeting.

        Management also considered an ownership minimum of 498 shares. However, management determined that the lower ownership minimum would jeopardize our ability to become eligible to make a Subchapter S election and satisfy the objectives described above. A lower ownership minimum would result initially in a greater number of shareholders that would satisfy the ownership minimum

        Who may be an S corporation shareholder.    Subchapter S of the Internal Revenue Code provides that only the following persons are eligible to be shareholders of an S corporation:

  •
  an individual who is a United States citizen or resident;

  •
  an estate;

  •
  a grantor trust that is a United States citizen or resident (a husband and wife owning a trust together are treated as a single owner);

  •
  a trust that would have been a grantor trust immediately before the death of the deemed owner and that continues in existence after his or her death for a period of two years;

  •
  a trust created by a will for a period of up to two years following the transfer;

  •
  an electing small business trust, which is defined under section 1361(e) of the Internal Revenue Code (does not include a foreign trust);

  •
  a qualified Subchapter S trust, which is defined under section 1361(d) of the Internal Revenue Code;

  •
  a tax exempt qualified trust, such as an employee stock ownership plan (ESOP), created or organized in the United States and forming part of a stock bonus, pension, or profit-sharing plan of an employer for the exclusive benefit of its employees or their beneficiaries, as provided in section 401(a) of the Internal Revenue Code; and

  •
  a tax exempt corporation, community chest, fund, or foundation, organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary, or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals, as provided in section 501(c)(3) of the Internal Revenue Code.

        Non-resident aliens, taxable corporations, partnerships, including limited partnerships, limited liability companies (other than single member limited liability companies) and individual retirement accounts are not eligible to be shareholders of an S corporation. In addition, certain types of trusts are not eligible shareholders. Special rules apply with regard to certain tax-exempt entities, such as section 501(c)(3) corporations.

        Execution of certificate of eligibility.    If you desire to become a "qualified shareholder," you will be required to represent that you are eligible to be an S corporation shareholder by executing a certificate of eligibility. We have attached a form of the required certificate of eligibility as Appendix B to this proxy statement. If you are a trust that wishes to become a "qualified shareholder," you may provide us with a copy of all applicable trust documentation (including executed forms for any election to be made by the trust, either as an electing small business trust or a qualified Subchapter S trust) for our counsel to review at no cost to you. Alternatively, you will be required to provide us with a written legal opinion from a law firm with demonstrable competence in the areas of estate, trust and tax laws, stating that the trust is eligible to be a shareholder of an S corporation and that the terms of the trust will not jeopardize our continuing eligibility as an S corporation. If we do not receive the necessary documentation to determine whether the trust or other entity is a "qualified shareholder," we intend to make the determination that the trust is not a "qualified shareholder," even if a fully executed certificate of eligibility is returned to us.

        We will determine whether you are eligible to be an S corporation shareholder, and that determination will be final and binding. Upon our request, you may be required to provide additional documentation, certifications and legal opinions to enable us to verify your Subchapter S eligibility.

        We have enclosed a blank certificate of eligibility with this proxy statement. If you have not provided evidence to our satisfaction, in our sole discretion, before 2:00 p.m. on                        , 2004, that you are eligible to be a shareholder of an S corporation, we intend to make the determination that you are not a "qualified shareholder" under the merger agreement and to pay to you the cash consideration for your shares of common stock. We reserve the right, in our sole discretion, to extend this deadline.

        Execution of election form.    For a corporation to make an election to be taxed as an S corporation, the Internal Revenue Code requires the written consent of all of the persons treated as shareholders of the corporation. Therefore, to be deemed a "qualified shareholder" under the merger agreement, you and your spouse, if any, must deliver to us an executed conformed Internal Revenue Service Subchapter S Corporation Election Form 2553. A shareholder that is a qualified Subchapter S trust will be required to complete the section titled "Qualified Subchapter S Trust (QSST) Election Under Section 1361(d)(2)." Where the record owner is an individual, that individual will be treated as the shareholder under the Internal Revenue Code. Special rules apply in the case of minors, trusts, usufructs and similar entities. We have attached an election form and instructions for its execution as Appendix C to this proxy statement. Please contact us if you have any questions regarding the person who would be considered by the Internal Revenue Service to be the holder of your shares. We will file the election forms with the Internal Revenue Service when we make the election to be taxed as an S corporation.

        We have enclosed a blank conformed election form and instructions with this proxy statement. If you have not provided a properly executed election form to us before 2:00 p.m. on                        , 2004, we intend to make the determination that you are not a "qualified shareholder" under the merger agreement and to pay to you the cash consideration for your shares of common stock. We reserve the right, in our sole discretion, to extend this deadline.

        Execution of Shareholders' Agreement.    In addition to being eligible to be an S corporation at the time we make the Subchapter S election, we must maintain our eligibility as an S corporation thereafter to continue to receive Subchapter S tax treatment (i.e., under current tax statutes, we must continue to have, at all times, no more than 75 shareholders, all of whom must be individuals or qualifying trusts).

        The Shareholders' Agreement is an agreement between our company and the persons who remain shareholders following the merger that restricts the transfer of shares of common stock in certain situations that, in the opinion of our board of directors, could jeopardize our continuing eligibility as an S corporation. Because of the importance to our shareholders and to us of our continued eligibility as an S corporation, the merger agreement provides that for you to become a "qualified shareholder," you and your spouse, if any, must enter into the Shareholders' Agreement and deliver to us a fully executed signature page to the Shareholders' Agreement. If you are a trust, in addition to the trustee executing the Shareholders' Agreement on behalf of the record holder, each beneficial owner and his or her spouse, if any, will be required to deliver a fully executed signature page to the Shareholders' Agreement to us. Finally, if your shares are held in usufruct, in addition to executing the Shareholders' Agreement as the beneficial owner, the naked owner and his or her spouse, if any, will be required to deliver to us a fully executed signature page to the Shareholders' Agreement. We have included a copy of the Shareholders' Agreement as Appendix D to this proxy statement.

        We have enclosed a duplicate signature page to the Shareholders' Agreement with this proxy statement. If you have not provided a properly executed Shareholders' Agreement signature page to us before 2:00 p.m. on                        , 2004, we intend to make the determination that you are not a "qualified shareholder" and to pay to you the cash consideration for your shares of common stock. We reserve the right, in our sole discretion, to extend such deadline.

        The Shareholders' Agreement provides that the shareholders of our company following the merger will not be permitted to transfer their shares of common stock (i) to a person who is not eligible to be a shareholder of an S corporation (see "Item One—The Proposed Merger—Structure of merger—Who may be an S corporation shareholder," on page 58); (ii) to certain other persons or entities, including certain trusts and, under certain circumstances, usufructs or minors; (iii) to a person who would not own a shareholder slot following the transfer; (iv) if the transfer would cause, or create a material risk of causing, us to become ineligible to be an S corporation; or (v) if the transfer does not otherwise comply with the terms and provisions of the Shareholders' Agreement, including, among other things, that the transferee (and his or her spouse, if any) agrees in writing to accept the stock subject to all of the terms of the Shareholders' Agreement. Our board of directors will determine whether the transfer is permitted or prohibited for purposes of the Shareholders' Agreement.

        If, in the opinion of the board, a proposed transfer of stock is not a permitted transfer, the Shareholders' Agreement provides that the transferring shareholder will be notified and given the opportunity to (i) maintain ownership of the shares; (ii) locate another person to whom, in the opinion of the board, a transfer of stock would be permitted; (iii) grant the company, first, the remaining shareholders, on a pro rata basis, second, and an assignee or assignees of the company, third, the right to purchase the stock at the price agreed upon by the shareholder and the company or at the "fair value" of the shares. Under the terms of the Shareholders' Agreement, fair value of a share of stock means the value of a share of stock as determined by a current appraisal of an independent, qualified financial consultant satisfactory to the board, in its sole determination, and using fair market value as the standard of valuation.

        In conjunction with the Shareholders' Agreement, shareholders would be issued slots, the number of which will be determined, in part, by the number of shares of common stock that each shareholder owns. The maximum number of slots available for issuance will be 75, which is equal to the maximum number of shareholders of an S corporation. Issuing slots will allow us to keep the number of shareholders below 75 while permitting certain transfers of common stock. Under the Shareholders' Agreement, a shareholder may transfer shares of stock only if (i) the transferring shareholder has a slot that may be transferred to the proposed transferee, (ii) the proposed transferee owns a slot by virtue of the fact that he or she is already a shareholder, or (iii) the proposed transferee otherwise obtains a slot prior to the consummation of the proposed transfer. A shareholder who transfers shares of stock may not retain any shares unless he or she also retains a slot. Slotting will not affect a shareholder's ability to transfer all of his or her shares to a third party because the shareholder can transfer the slot along with the shares. Slotting will not affect a shareholder' ability to transfer some of his or her shares to another shareholder because, by definition, that transferee shareholder will already have a slot. Slotting will only affect a shareholder's ability to transfer some of his or her shares to a third party who is not already a shareholder.

        Because our common stock will be subject to restrictions on transfer as a result of the Shareholders' Agreement, the Shareholders' Agreement provides that a legend will be placed on each stock certificate, noting that the shares are subject to the provisions of the Shareholders' Agreement. These actions are necessary to comply with applicable law and avoid inadvertent termination of S corporation status.

        The foregoing is only a summary of the selected information from the Shareholders' Agreement and may not contain all of the information that is important to you. We have attached a copy of the Shareholders' Agreement as Appendix D to this proxy statement and urge you to read the Shareholders' Agreement carefully.

Conversion and exchange of stock certificates

        As soon as practicable after the merger is completed, we will mail to you a transmittal letter and instructions for use in surrendering your stock certificates. When you deliver your stock certificates to us along with the letter of transmittal and any other required documents, your stock certificates will be cancelled and you will be issued, as applicable, a check in the amount of $140.24 per share of common stock that you owned when the merger became effective or new stock certificates representing your shares of common stock with the additional legends required by the Shareholders' Agreement. In our discretion, we may elect to affix the required legends to the surrendered stock certificates of qualified shareholders and return the surrendered certificates, rather than issue new stock certificates.

        When the merger is completed, the shares of common stock owned by each shareholder who is not a "qualified shareholder" will automatically be converted into the right to receive the cash consideration, without any further action on his or her part. If you are not a "qualified shareholder," you will not be entitled to any dividends or other distributions that are declared after the effective time of the merger, regardless of whether you have surrendered your stock certificates to the company. You will, however, be entitled to any dividends on your common stock declared prior to the date on which the merger becomes effective, even if it is not paid until after the time the merger is completed.

        Shareholders will not receive any interest, and no interest will accrue, on the merger consideration between the date we complete the merger and the date the shareholder receives the merger consideration. No service charge will be payable by shareholders in connection with the cash payments or otherwise, and all expenses will be borne by the company.

        We will not be liable to any former shareholder for any amount delivered in good faith to a public official under any applicable abandoned property, escheat or similar laws. If your stock certificate has been lost, stolen or destroyed, we will issue the consideration due to you under the merger agreement upon receipt of appropriate evidence of the loss, theft or destruction, appropriate evidence of your ownership of the shares, and your indemnification of us. In our discretion, we may also require an indemnity bond.

        Please do not surrender your stock certificates until you receive the letter of transmittal.

Interest of certain persons in the merger

        Our executive officers and directors who are also shareholders will participate in the merger in the same manner and to the same extent as all of the other shareholders. Executive officers and directors of the interim company who are also shareholders of the company will participate in the merger in the same manner and to the same extent as all of the other shareholders of the company. See "Special Factors—Determination of the terms of the merger" and "—Financial fairness," beginning on page 19. However, a majority of our directors and executive officers and those of the interim company own at least 660 shares and will, therefore, retain their shares as a result of the merger, unlike many other shareholders who will be required to relinquish their interest in the company as a result of the merger.

        In addition, if the merger is completed, the respective ownership percentages of each of the directors and executive officers, as well as each of the other shareholders, who remains a shareholder following the merger, will increase. If the merger was completed on the record date for the annual meeting and all shareholders owning at least 660 shares of our common stock became "qualified shareholders," the collective ownership interest of our directors and executive officers would have increased from 39.74% to approximately 59.35%. See "Security Ownership of Management and Certain Shareholders,"beginning on page 70.

Dissenting shareholders

        If the merger is effected upon the approval of the holders of less than 80% of our outstanding common stock, you may elect to dissent from the merger by following the procedures set forth in section 131 of the Louisiana Business Corporation Law and receive payment of the fair value of your shares. These provisions establish the exclusive means by which you may exercise your right to dissent from the merger. If the merger is approved by the holders of at least 80% of our outstanding common stock, you will not be entitled to dissenters' rights. We have attached a copy of section 131 of the Louisiana Business Corporation Law as Appendix E to this proxy statement, which we urge you to read carefully. The following is a summary of the dissenters' rights provisions and is qualified in its entirety by reference to the statute. Because it is a summary, it may not contain all of the information that is important to you.

        To dissent from the merger, you will be required to deliver to us a written objection to the merger agreement before the shareholder vote on the merger agreement. Thereafter, you must vote against the proposal to approve and adopt the merger agreement. A vote against the proposal to approve and adopt the merger agreement, without submitting the written objection, is not sufficient to satisfy the notice requirement. Please remember that a shareholder who executes and returns an unmarked proxy card will have his shares voted "FOR" the merger agreement and, as a consequence, that shareholder will be foreclosed from exercising rights as a dissenting shareholder.

        If the merger agreement is approved by the holders of less than 80% of our outstanding common stock, we will promptly notify in writing by mail, after the merger is completed, each shareholder who filed the written objection described above and voted against the merger. Each of these shareholders is referred to in this section as a "dissenting shareholder." Within 20 days after we mail the notice of shareholder approval, the dissenting shareholder must file with us his written demand for the fair value of his shares of stock, valued as of the day before the merger was completed. In addition to stating the value that he is demanding, the written demand must provide a post office address to which we may respond.

        At the same time, the dissenting shareholder will be required to deposit his stock certificates in escrow at a bank or trust company located in St. Landry Parish. The certificates must be duly endorsed and transferred to us upon the sole condition that we pay the dissenting shareholder the value of his shares as determined under the dissenters' rights provisions. To verify the deposit in escrow, the dissenting shareholder will be required to deliver to us a written acknowledgement of the depository bank or trust company that holds his shares. If the dissenting shareholder fails to make and deliver the objection, written demand and acknowledgement within the prescribed time period, he will conclusively be presumed to have accepted the terms of the merger agreement.

        Within 20 days after we have received the dissenting shareholder's written demand and acknowledgement, we will notify the dissenting shareholder in writing if either (i) we disagree with the value demanded or (ii) we take the position that no payment is due to him. If we determine that a payment is due to him, we will state in the notice of disagreement the price deemed by us to be the fair value of his shares. If we fail to respond timely to the dissenting shareholder's written demand and acknowledgement, we will be liable for the amount that he has demanded.

        Thereafter, if any disagreement remains with respect to the fair value of the dissenting shareholder's shares of stock, he may file suit against us in a St. Landry Parish district court requesting that the court determine the fair value of his shares of stock as of the day before the merger was effected. If the dissenting shareholder is entitled to file a suit under the provisions of section 131 of the Louisiana Business Corporation Law, but fails to file within 60 days after he receives the notice of disagreement, he will be deemed to have accepted (i) our statement that no payment is due if we have contended that no payment is due, or (ii) the value for his shares as fixed by us in the notice of disagreement.

        The dissenting shareholder will cease to have any of the rights of a shareholder, except the rights under the dissenters' rights provisions, when he files his written demand for the fair value of his shares of stock. The dissenting shareholder will have the unconditional right to withdraw his demand to proceed under the dissenters' rights provisions and accept the terms offered under the merger agreement at any time before he receives the notice of disagreement from us. After he receives the notice of disagreement, he will be required to obtain our written consent before he may withdraw his demand to proceed under the dissenters' rights provisions. If he withdraws his written demand or if he otherwise loses his right to dissent from the merger, he will receive the consideration to which he is entitled under the merger agreement.

        If you do not follow the prescribed procedures, you will not be entitled to dissenters' rights with respect to your shares.

        Because of the complexity of the procedures necessary to exercise the rights of a dissenting shareholder, we recommend that any shareholder wishing to exercise the right to dissent consult with his or her own legal counsel.

Conditions to consummation of the merger

        The boards of directors of American Bancorp and the interim company have unanimously approved the merger agreement and authorized the consummation of the merger, and American Bancorp, as the sole shareholder of the interim company, has approved the merger. The completion of the merger depends upon a number of events, including:

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  the approval of the merger agreement by our shareholders;

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  the receipt of all required regulatory approvals, if any (see "Item One—The Proposed Merger—Regulatory approvals,"beginning on page 65);

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  the accuracy of the representations and warranties of each of the parties as of the date of the merger agreement and the effective date of the merger; and

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  the satisfaction of certain obligations by the parties as more fully set forth in Article V of the merger agreement.

Amendment or termination of the merger agreement

        The merger agreement may be amended at any time before the merger is consummated by mutual written agreement of the boards of directors of our company and the interim company, generally without the necessity of further action by our shareholders. However, shareholder approval is required for any modification or amendment that:

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  changes the amount or kind of consideration that you will receive for your shares;

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  changes any provision of our articles of incorporation; or

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  changes any of the terms of the merger agreement if the change would adversely affect your rights as a shareholder.

        No amendments or modifications to the merger agreement are presently contemplated. However, if there is any material amendment to the merger agreement before the shareholders' meeting, we will notify you and provide you with information relating to the amendment prior to the meeting.

        The merger agreement may be terminated by the mutual consent in writing of our company and the interim company at any time before the merger is completed. At this time, the parties have no intention of terminating the merger agreement.

Effective time of the merger

        We expect that the merger will become effective at the time set forth in the certificate of merger filed with the Secretary of State of the State of Louisiana. The certificate of merger is expected to be filed as soon as practicable following the deadline for delivering to us a properly executed certificate of eligibility, conformed Internal Revenue Service election form and Shareholders' Agreement signature page, unless all of the conditions precedent to the consummation of the merger have not been satisfied or waived. We are working to complete the merger by the end of                        2004 to avoid any further reporting obligations. However, delays in obtaining shareholder approval could delay completion of the merger. We cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived. See "—Conditions to consummation of the merger," beginning on page 64.

Regulatory approvals

        In addition to shareholder approvals, completion of the merger is subject to the receipt of all required regulatory approvals, if any. As described above, we intend to fund a portion of the cash merger consideration and merger-related expenses from the proceeds of a special dividend paid to us by the Bank. The payment by the Bank of the special dividend may be subject to the prior approval of the Office of Financial Institutions of the State of Louisiana if the amount of the dividend exceeds the net retained profits of the Bank to date this year, combined with the net retained profits of the Bank for last year. The exact amount of the cash consideration needed to fund the acquisition of our common stock will not be determinable until the time the merger is completed. However, we expect that the amount of the required dividend will exceed the amount of the Bank's net retained profits for the three months of 2004, combined with the net retained profits of the Bank for last year. Accordingly, we expect that prior regulatory approval of the payment of the special dividend will be required. If regulatory approval is required, we expect, but cannot assure you, that the Office of Financial Institutions would approve the full amount of the dividend.

        A bank holding company may not repurchase its own stock without the approval of the Federal Reserve Board if the consideration to be paid, together with the consideration paid for any other repurchases in the preceding twelve months, is equal to 10% or more of its net worth. This requirement, however, does not apply if the holding company is "well-capitalized" after giving effect to the proposed repurchase, "well-managed" and not subject to any unresolved supervisory issues. If the merger was completed as of the record date for the annual meeting all shareholders owning at least 660 shares became "qualified shareholders," the cash merger consideration would have constituted approximately 39% of our net worth. However, we do not expect the repurchase of our shares to require the prior approval of the Federal Reserve Board because we are "well-managed" and not subject to any unresolved supervisory issues and would expect to be "well-capitalized" after giving effect to the proposed repurchase. See "Special Factors—Funding the merger," beginning on page 30.

        Finally, under bank regulatory guidelines, the members of the Diesi family and entities related to them are presumed to be a group acting in concert with respect to their shares of American Bancorp stock. Because the reduction in our outstanding shares as a result of the merger is expected to cause the beneficial ownership of the group to exceed 25% of our outstanding shares, the group has filed a notice of change in control with the Federal Reserve Bank of Atlanta for prior approval of the increase in percentage ownership as a result of the transaction. The group expects, but cannot assure us, that Federal Reserve approval will be received.

        We are not aware of any other regulatory approvals required for completion of the merger. Should any other regulatory approvals be required, we anticipate, but cannot guarantee, that any and all required regulatory approvals would ultimately be obtained. However, the receipt of any required regulatory approvals would reflect only the view of that regulatory body that the transaction does not contravene applicable law. The approval would not include any evaluation that the transaction is in your best interests. No regulatory approval should be interpreted as an opinion that the regulatory body has considered the adequacy of the terms of the merger or that the merger is favorable to you from a financial point of view. The receipt of any regulatory approval in connection with the proposed transaction would in no way constitute an endorsement of, or recommendation for, the merger.

Expenses of the merger

        We estimate that merger-related expenses, consisting primarily of financial advisory fees, Securities and Exchange Commission filing fees, fees and expenses of our attorneys and accountants, and other related charges, will total approximately $100,000, assuming the merger is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$70,000
Advisory fees and expenses	$15,000
Accounting fees and expenses	$2,000
Filing fees	$500
Printing, solicitation and mailing costs	$10,000
Miscellaneous expenses	$2,500

Total	$100,000

Anticipated accounting treatment

        We anticipate that we will account for the purchase of our common stock in the merger as a treasury stock transaction.

Operations of American Bancorp and the Bank following the merger

        Following the merger, we expect the operations and business of American Bancorp and the Bank to continue substantially in the same manner as they are currently being conducted. The executive officers and directors of our company and the Bank immediately prior to the merger will be the executive officers and directors of our company and the Bank after the merger. The corporate existence of neither the company nor the Bank will be affected by the merger, and the articles of incorporation and bylaws of the company and the Bank will remain in effect and unchanged by the merger. After the merger is completed, the company and the Bank will continue to be regulated by the same bank regulatory agencies as before the merger, and the Bank's deposits will continue to be insured by the Federal Deposit Insurance Corporation.

        As a result of the payment of the cash merger consideration and merger-related expenses incurred after December 31, 2003, we expect that our equity capital will decline by approximately $5.46 million, assuming that we acquire in the merger only those shares of common stock held by shareholders owning fewer than 660 shares as of the record date for the annual meeting. In addition, the lost earnings that would have otherwise been recognized on the equity capital utilized in the merger (estimated to be approximately $55,000 on the $5.46 million dividend paid to us by the Bank), will have a negative impact on our net income. See "Pro Forma Consolidated Financial Information," beginning on page 47.

        On the other hand, we expect to terminate the registration of our common stock under the Securities Exchange Act following the merger. By terminating our registration, we would not, among other things, be required to prepare and file with the Securities and Exchange Commission annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, proxy statements on Schedule 14A or periodic reports on Form 8-K. For more information on the effects of terminating our registration, please see the section titled "Item One—The Proposed Merger—Purposes of and reasons for the merger proposal," beginning on page 16. Management expects immediate cost savings as a result of the termination of our reporting obligations and the reduction in our shareholder base. In addition, management expects greater long-term benefits to be realized through our ability to avoid anticipated cost increases associated with our remaining a public company following the implementation of the Sarbanes-Oxley Act of 2002 and the regulations promulgated under the Act. These cost savings are expected to have a positive impact on our net income.

        In addition to the cost savings expected as a result of the termination of the registration of our common stock, we expect immediate cost savings as a result of the elimination of our federal income tax liability. Although we will be required to recapture over the next four years the balance of our bad debt reserve as a result of our change to the specific charge-off method of accounting for bad debts, we expect the Subchapter S tax election to result in a net tax benefit and, accordingly, have a positive impact on our net income.

        Other than as described in the proxy statement, we have no current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization, or otherwise to effect any material change in our corporate structure or business.

Vote required to approve the merger

        If a quorum is present at the meeting, the merger proposal must be approved by the affirmative vote of the holders of at least 75% of the issued and outstanding shares of our common stock present in person or by proxy at the annual meeting.

        Your board of directors unanimously recommends a vote "FOR" the merger proposal. If you return a signed proxy sheet without indicating your vote with respect to the merger proposal, your shares will be voted "FOR" the merger proposal.

ITEM TWO—ELECTION OF DIRECTORS

        Our board of directors currently consists of six members, each of which is to be elected at the annual meeting. The board has nominated the following six individuals to serve as directors of American Bancorp until the 2005 annual meeting of shareholders: Jasper Artall, J. C. Diesi, Salvador L. Diesi, Sr., Alvin A. Haynes, II, Charles R. Jagneaux and Ronald J. Lashute. Each of the nominees currently serves as a director of the company. The nominees have indicated a willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the board of directors.

        Information concerning the nominees is set forth below.

        Jasper J. Artall, age 62, has been a director since 1998. He also serves as a member of the audit committee. Mr. Artall has been actively engaged in the business of farming and raising livestock since 1960.

        J. C. Diesi, age 83, has been a director since 1982. Mr. Diesi is President of Diesi Pontiac-Cadillac-Buick, Inc., an automobile dealership in Opelousas, Louisiana. J. C. Diesi is Salvador Diesi Sr.'s uncle.

        Salvador L. Diesi, Sr., age 73, has been Chairman since 1993 and a director since 1982. Mr. Diesi has been a director of the Bank since 1973. He also serves as President of American Bancorp and the Bank, positions he has held since 1983. Mr. Diesi is also a licensed attorney and manages certain other investments, including Little Capitol of Louisiana, Inc., a convenience store with video poker and gas operations. Mr. Diesi is a nephew of J. C. Diesi and a cousin of Ronald Lashute.

        Alvin A. Haynes, II, age 56, has been a director since September 2003. Mr. Haynes also serves as a member of the audit committee. Mr. Haynes has been a director of the Bank since 1991. Mr. Haynes is President of Williams Funeral Home, Inc. and Haynes Funeral Home, Inc. He also serves as Chairman of the Board of Williams Progressive Life Insurance Company and is the owner of Flowers Galore.

        Charles R. Jagneaux, age 57, has been a director since September 2003. Mr. Jagneaux also serves as a member of the audit committee and has been a director of the Bank since 1991. Mr. Jagneaux actively serves as the Clerk of Court of St. Landry Parish and is an owner of Thrifty Way Pharmacy of Port Barre, Louisiana.

        Ronald J. Lashute, age 53, has been a director since 1994. Mr. Lashute also serves as Chief Executive Officer and Secretary of American Bancorp and the Bank. Mr. Lashute has served as the Bank's Chief Executive Officer since 1990. Mr. Lashute is a first cousin of Salvador Diesi, Sr. and a nephew of J. C. Diesi.

Vote required to elect nominees

        If a quorum is present at the meeting, each nominee must be approved by the affirmative vote of at least 50% of the issued and outstanding shares of our common stock present, in person or by proxy, at the annual meeting. Abstentions and broker non-votes will each be counted as present for determining the presence of a quorum but will not be counted as a vote "FOR" or "AGAINST" the proposal.

        Your board of directors unanimously recommends a vote "FOR" the persons nominated by the board to serve as directors until the 2005 annual meeting. If you return a signed proxy sheet, the persons named in the enclosed proxy will vote to elect the nominees as directors, unless you withhold authority to vote for the election of the nominees as directors by marking the proxy to that effect.

ITEM THREE—RATIFICATION OF INDEPENDENT ACCOUNTANTS

        The audit committee has selected Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants for the fiscal year ended December 31, 2004 and has further directed that management submit the selection of independent accountants for ratification by our shareholders at the annual meeting. One or more representatives of Broussard, Poche, Lewis & Breaux, L.L.P. are expected to be present at the meeting, will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

        Shareholder ratification of the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants is not required by our bylaws or otherwise. However, we are submitting the selection of Broussard, Poche, Lewis & Breaux, L.L.P. to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Broussard, Poche, Lewis & Breaux, L.L.P. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that a change would be in the best interests of our company and shareholders.

Audit fees

        The aggregate fees billed by Broussard, Poche, Lewis & Breaux, L.L.P. for professional services rendered for the audit of our annual financial statements for the last two years and the review of the financial statements included in our Forms 10-Q for the last two fiscal years, or for services that are normally provided by Broussard, Poche, Lewis & Breaux, L.L.P. in connection with statutory and regulatory filings or engagements for those fiscal years, were $33,910 for 2003 and $43,400 for 2002.

Tax fees

        The aggregate fees billed by Broussard, Poche, Lewis & Breaux, L.L.P. for professional services rendered for tax compliance, tax advice and tax planning, which services comprised solely of the preparation of our federal and state tax returns, were $3,000 in 2003 and $2,400 in 2002.

Financial information systems design and implementation fees

        Broussard, Poche, Lewis & Breaux, L.L.P. did not render professional services related to financial information systems design or implementation for or on behalf of American Bancorp during the most recent fiscal year.

Audit-related fees

        There were no fees billed in either of our last two fiscal years for assurance and related services by Broussard, Poche, Lewis & Breaux, L.L.P. that are or were reasonably related to the performance of the audit or review of our financial statements and that are not reported under the caption "Audit fees."

All other fees

        The aggregate fees billed for services rendered by Broussard, Poche, Lewis & Breaux, L.L.P. for services, other than those described above in "Audit fees, " "Tax fees," and "Audit-related fees," for the last two fiscal years were $2,725 for 2003 and $8,985 for 2002, which fees were billed in connection with reviews of our Forms 10-K, research concerning changes of organizational status, a review of investment practices, evaluations of employee benefit plans, restatement of retirement documents and an examination of electronic data processing operations.

Policy for pre-approval of services provided by independent auditor

        Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of Broussard, Poche, Lewis & Breaux, L.L.P. are subject to the specific pre-approval of the audit committee. All audit and permitted non-audit services to be performed by Broussard, Poche, Lewis & Breaux, L.L.P. require pre-approval by the audit committee in accordance with the pre-approval procedures established by the committee unless, with respect to the provision of services other than audit, review or attest services, (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues that we pay to Broussard, Poche, Lewis & Breaux, L.L.P. during the fiscal year in which the services are provided; (ii) the services were not recognized by us at the time of the engagement to be non-audit services; and (iii) the services are promptly brought to the attention of, and approved by, the audit committee prior to the completion of the audit. No accounting services were provided during 2003 under this exception to the pre-approval requirement.

Other matters

        Our audit committee has considered whether the provision of the services by Broussard, Poche, Lewis & Breaux, L.L.P, other than the services described above under "Audit fees," is compatible with maintaining the independence of Broussard, Poche, Lewis & Breaux, L.L.P. and has determined that the provision of such services is compatible with the independence of Broussard, Poche, Lewis & Breaux, L.L.P. The percentage of the hours expended in Broussard, Poche, Lewis & Breaux, L.L.P.'s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time permanent employees of Broussard, Poche, Lewis & Breaux, L.L.P. was not in excess of fifty percent (50%).

Vote required to ratify independent accountants

        If a quorum is present at the meeting, the affirmative vote of at least 50% of the issued and outstanding shares of our common stock present, in person or by proxy, at the annual meeting is required to approval this proposal. Abstentions and broker non-votes will each be counted as present for determining the presence of a quorum but will not be counted as a vote "FOR" or "AGAINST" the proposal.

        Your board of directors unanimously recommends a vote "FOR" the ratification of the selection of Broussard, Poche, Lewis & Breaux, L.L.P. If you return a signed proxy sheet without indicating your vote with respect to this proposal, your shares will be voted "FOR" the ratification of Broussard, Poche, Lewis & Breaux, L.L.P. as our independent accountants for 2004.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

        The following table sets forth information regarding beneficial ownership of common stock by:

  •
  each of our executive officers;

  •
  each of our directors; and

  •
  all of our directors and executive officers, as a group.

        A separate table below includes information regarding beneficial ownership of common stock by each person known by us to own beneficially more than 5% of our common stock.

        Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power that is sole or shared. The percentage pre-merger beneficial ownership for the following tables is based upon 115,987 shares of common stock outstanding as of            , 2004. The percentage post-merger beneficial ownership for the following tables is based upon 77,661 shares of common stock outstanding and assumes the acquisition of all shares of our common stock held by shareholders owning fewer than 660 shares as of             , 2004.

        To our knowledge, unless indicated in the footnotes to the tables and pursuant to applicable community property laws, each person named in the tables has sole voting and investment power with respect to all shares of common stock attributed to him or her. The references to ownership are derived from the stock transfer books of American Bancorp.

Management

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class (Pre-Merger)	Percent of Class (Post-Merger)
Jasper J. Artall, Sr.	4,179	(1)	3.60%	5.38%
George H. Comeau	0		n/a	n/a
J. C. Diesi	8,917		7.69%	11.48%
Salvador L. Diesi, Sr.	16,097	(2)	13.88%	20.73%
Alvin A. Haynes, II	231		*	n/a
Charles R. Jagneaux	241		*	n/a
Ronald J. Lashute	16,428	(3)	14.16%	21.15%

Directors and executive officers, as a group (7 persons)	46,093		39.74%	59.35%

Notes to beneficial ownership table

*
Represents less than 1.0% of the total outstanding shares of common stock

(1)
Includes 3,732 shares held of record by the Estate of Mary R. Artall, Mr. Artall's mother, over which Mr. Artall exercises voting power as executor of the estate.

(2)
Includes 10,534 shares held of record by businesses related to Mr. Diesi and 238 shares held of record by each of Frank Diesi and Marie Diesi, Mr. Diesi's parents, who are deceased.

(2)
Includes 16,000 shares held of record by the Diesi Family Trust, over which Mr. Lashute serves as trustee.

Principal Shareholders

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class	Percent of Class
Salvador L. Diesi, Sr. 1327 Dietlein Blvd. Opelousas, LA 70570	16,097	(1)	13.88%	20.73%
J.C. Diesi 115 West Smiley St. Opelousas, LA 70570	8,917		7.69%	11.48%
Ronald J. Lashute 649 Southwood Road Opelousas, LA 70570	16,428	(2)	14.16%	21.15%

Notes to beneficial ownership table

(1)
Includes 10,534 shares held of record by businesses related to Mr. Diesi and 238 shares held of record by each of Frank Diesi and Marie Diesi, Mr. Diesi's parents, who are deceased.

(2)
Includes 16,000 shares held of record by the Diesi Family Trust, over which Mr. Lashute serves as trustee.

Section 16(a) beneficial ownership reporting compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish us with copies of the forms. Based solely on our review of the copies of these reports furnished to us or written representations that no other reports were required, we believe that, during 2003, each of our executive officers, directors and greater than 10% beneficial owners complied with these requirements.

Certain relationships and related transactions

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers and principal stockholders of American Bancorp and the Bank and their associates, affiliates or members of their immediate families. In all cases, these transactions are and will be made on the same basis and terms as similar transactions made with persons or entities that are not officers, directors or principal shareholders of American Bancorp or the Bank and do not involve more than the normal risk of collectibility or involve a delinquency as to payment of principal or interest or present other unfavorable features. As of the date of this document, none of these loans were categorized as nonaccrual, past due, restructured or potential problem loans. American Bancorp and the Bank expect to continue to enter into transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders of American Bancorp and the Bank, their immediate families and their affiliates.

        In addition, the Bank has had other transactions, as indicated below, with certain directors of American Bancorp and the Bank. These transactions were made in the ordinary course of business and were on terms competitive with those existing in the community at the time made.

        The Bank is obligated under a lease for the South Branch location with Little Capitol of Louisiana, Inc., which corporation is owned by Salvador L. Diesi, Sr. and a trust set up by Frank Diesi (a former director of the Bank) and Marie Diesi for the benefit of their grandchildren. For the year ended December 31, 2003, the Bank paid Little Capitol of Louisiana, Inc. $23,071 under the terms of the lease. The initial lease expired on May 31, 1997, and was then renewed through May 31, 2002, and was renewed again through May 31, 2007.

        During 2003, the Bank purchased a vehicle from Diesi Pontiac-Cadillac-Buick, Inc. for use by the Bank's President, Mr. Salvador Diesi, Sr., for $24,836. During 2003, the Bank also had its vehicles repaired at Diesi Pontiac-Cadillac-Buick, Inc., and paid an aggregate amount of $1,566 for such repairs. Mr. J. C. Diesi, a director of American Bancorp and the Bank, is an owner of the car dealership.

MANAGEMENT

General

        Our directors are elected by our shareholders at our annual meeting and hold office until the next annual meeting or until their successors are chosen and qualify. Our executive officers are appointed by our board of directors and hold office at the board's discretion.

        The directors of the Bank are appointed annually by the board of directors of American Bancorp, as sole shareholder of the Bank, and hold office until the next annual meeting or until their successors are chosen and qualify. The executive officers of the Bank are appointed by the board of directors of the Bank and hold office at the board's discretion.

        Additional information concerning each of the directors is included in the section titled "Item Two—Election of directors,"beginning on page 67. The business address and telephone number of each director listed below is c/o American Bancorp, Inc., 321 East Landry Street, Opelousas, Louisiana 70570, (337) 948-3056.

Director compensation

        In 2003, our directors received a fee of $200 per month for their services as directors. Directors of the Bank received a fee of $650 per month in 2003 for their services as directors of the Bank. In addition, each director of the Bank received a cash bonus of $3,750 in 2003. Finally, directors serving on the Bank's loan discount committee received an additional $150 per month in 2003 for their services on that committee.

Board meetings and committees

        The board encourages all of its members to attend all board meetings, meeting of the committees on which they serve and the annual meeting of shareholders. During 2003, our board of directors held a total of one regular and six special meetings. Each director, other than J. C. Diesi, attended seventy-five percent (75%) or more of the aggregate number of meetings of our board of directors and all committees of the board of directors on which he served. Mr. Diesi experienced health problems during 2003 that limited his ability to attend a number of the special meetings of the boards of directors of the company that occurred during the last quarter of 2003. During 2003, the board of directors of the Bank held a total of twelve regular meetings and no special meetings. Each director of the Bank attended seventy-five percent (75%) or more of the aggregate number of meetings of the board of directors of the Bank and all committees of the board of directors of the Bank on which he served. All six directors attended the 2003 annual meeting.

        We have no standing nominating or compensation committees, or committees performing similar functions. Rather, our board of directors as a whole performs these functions, including the consideration of director nominees. The board will consider all qualified nominees, including director nominees submitted by shareholders to the extent that these nominations are made in a manner consistent with the rules of the Securities and Exchange Commission. See "Submission of Shareholder Proposals for the 2005 Annual Meeting," beginning on page 77. In selecting director nominees, the board believes that the nominee should, at a minimum, demonstrate integrity, forthrightness, business acumen and the willingness to devote appropriate time and attention to the company's affairs. The board also considers any special skills, expertise, business experience and community ties of proposed nominees, as well as the amount of direct or indirect investment in the company. Application of these factors involves the exercise of judgment by our board of directors and cannot be measured in any mathematical or routine way. Of the members of the board of directors, Charles R. Jagneaux, Alvin A. Haynes, II and Jasper J. Artall, Sr. each satisfy the definition of independence set forth in Section 4200(a)(14) of the listing standards for the National Association of Securities Dealers. The other members of the board of directors do not satisfy this definition.

        Our board of directors has established an audit committee, the principal functions of which are to assist the board of directors in fulfilling its responsibility to provide independent, objective oversight by monitoring (i) the continuing development, by American Bancorp and the Bank, of their respective systems of financial reporting, auditing, internal controls and legal compliance, (ii) the operation of those systems (including with respect to the integrity of American Bancorp's and the Bank's financial statements) and (iii) the independence and performance of American Bancorp's and the Bank's external and internal auditors and the performance and management in the financial reporting process.

        Our audit committee is composed of directors Jasper J. Artall, Sr., J. C. Diesi, Alvin A. Haynes, II and Charles R. Jagneaux. Each member of our audit committee is independent under the definition of independence set forth in Section 4200(a)(14) of the listing standards for the National Association of Securities Dealers. The audit committee held five meetings in 2003. Our board of directors has not adopted a written charter for our audit committee.

        As a result of the Sarbanes-Oxley Act of 2002, we are required to provide to you certain disclosures regarding the composition of our audit committee, including:

  •
  Whether we have at least one "audit committee financial expert" serving on our audit committee and the name of that expert;

  •
  Whether the audit committee financial expert is "independent"; and

  •
  If we have no audit committee financial expert serving on our audit committee, we must state that fact and explain why.

        We do not believe that any of the current members of our audit committee qualify as an "audit committee financial expert," as defined in the rules promulgated by the Securities and Exchange Commission, which basically includes only those persons who have prepared or audited comparable public company financial statements. While it might be possible to recruit a person who meets these qualifications, our board of directors has determined that in order to fulfill all the functions of our board and our audit committee, each member of our board and our audit committee should meet all the criteria that our board of directors has deemed appropriate for board membership of a locally-owned community banking institution, and it is not in the best interests of our company to nominate as a director someone who does not have all the experience, attributes and qualifications we seek. Our audit committee consists of three non-employee directors, each of whom has been selected for the audit committee by our board of directors based on the board's determination that each is fully qualified to monitor the performance of management, the public disclosures by our company of its financial condition and performance, our internal accounting operations and our independent auditors. In addition, the audit committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. Furthermore, in electing not to recruit a person who qualifies as an "audit committee financial expert," our board of directors has considered that many of the laws and regulations enacted under the Sarbanes-Oxley Act of 2002, including those related to audit committees, will not apply if the proposed merger is approved by our shareholders and becomes effective.

Audit committee report

        The audit committee has reviewed and discussed the audited financial statements of American Bancorp with management. The audit committee has also discussed with the company's independent auditors the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The committee has also obtained from the independent auditors a formal written statement describing all relationships between the auditors and American Bancorp that might bear on the auditors' independent consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The committee discussed with the auditors any relationships that may have an impact on their objectivity and independent and satisfied itself as to the auditors' independence.

        Based on the foregoing review and discussions, the audit committee recommended to the full board of directors that the company's audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                      The Audit Committee:

                      Jasper J. Artall, Sr.
                      J. C. Diesi
                      Alvin A. Haynes, II
                      Charles R. Jagneaux

Executive officers

        The following section sets forth certain information concerning our executive officers. The business address and telephone number of each executive officer listed below is c/o American Bancorp, Inc., 321 East Landry Street, Opelousas, Louisiana 70570, (337) 948-3056.

        Salvador L. Diesi, Sr.—See "Item Two—Election of directors," beginning on page 67.

        Ronald J. Lashute—See "Item Two—Election of directors," beginning on page 67.

        George H. Comeau, age 47, is the Chief Financial Officer of American Bancorp, a position he has held since 2002. He also serves as the Chief Financial Officer and Vice President of the Bank, a position he has held since 2001.

Executive compensation

        Our executive officers do not receive any direct remuneration for serving as executive officers of American Bancorp. However, these persons may receive compensation from American Bancorp by virtue of their positions as directors of American Bancorp or from the Bank by virtue of their positions as directors or executive officers of the Bank. We may elect to compensate our executive officers in the future, although we have no present intentions to do so. The following table contains information about compensation we paid or accrued to the named executives in respect of 2003, 2002 and 2001.

Annual Compensation
Name and Principal Position	Year	Salary(1)(3)		Bonus(2)	Other Annual Compensation
Salvador L. Diesi, Sr. Chairman of the Board and President	2003 2002 2001	36,600 39,810 40,610	(4) (4) (4)	3,850 3,900 3,300	124 106 198	(5) (5) (5)
Ronald J. Lashute, Chief Executive Officer	2003 2002 2001	94,261 95,783 89,397	(6) (7) (8)	9,600 12,650 10,100	15,297 12,279 10,818	(9) (10) (11)
George H. Comeau, Chief Financial Officer	2003 2002 2001	65,181 63,483 50,962	(12) (13)	7,100 9,150 7,600	397 326 283	(5) (5) (5)

Notes to executive compensation table

(1)
Includes all salary and director fees earned in all of their capacities to American Bancorp and the Bank during the periods shown.

(2)
The board of directors of the Bank declared cash bonuses to all eligible employees of the Bank in 2003, 2002, and 2001. The total amounts of the cash bonuses paid to all eligible employees were $95,334, 109,081 and $70,848, respectively. In addition, the board of directors of the Bank declared cash bonuses to all directors of the Bank in 2003, 2002 and 2001, in the amounts of $3,750, $3,750 and $3,200, respectively, except that one director received a cash bonus of $1,800 in 2002. All cash bonuses paid to the named executive officers are included in the table above.

(3)
Perquisites and other personal benefits, securities or property paid to, or accrued on behalf of, any of the named executives have been included in the salary column of the table above because the aggregate amount of such compensation did not exceed $50,000 or 10% of the executive's reported salary and bonus.

(4)
Includes $810 that was contributed by the Bank under the Bank's 401(k) plan.

(5)
Represents term life insurance premiums paid by the Bank.

(6)
Includes $2,828 that was contributed by the Bank under the Bank's 401(k) plan.

(7)
Includes $1,998 that was contributed by the Bank under the Bank's 401(k) plan.

(8)
Includes $2,012 that was contributed by the Bank under the Bank's 401(k) plan.

(9)
Represents $14,689 of deferred compensation accrued under a supplemental executive retirement plan established by the Bank and $608 in term life insurance premiums paid by the Bank.

(10)
Represents $11,757 of deferred compensation accrued under a supplemental executive retirement plan established by the Bank and $522 in term life insurance premiums paid by the Bank.

(11)
Represents $10,238 of deferred compensation accrued under a supplemental executive retirement plan established by the Bank and $580 in term life insurance premiums paid by the Bank.

(12)
Includes $1,956 that was contributed by the Bank under the Bank's 401(k) plan.

(13)
Includes $945 that was contributed by the Bank under the Bank's 401(k) plan.

Interim company

        The board of directors of the interim company consists of one member: George H. Comeau. Mr. Comeau, who also serves as President and Secretary-Treasurer, is also the only executive officer of the interim company. For additional information concerning the sole director and executive officer of the interim company, see "—Executive officers" above. The business address and telephone number of each director and executive officer listed above is c/o American Interim Company, 321 East Landry Street, Opelousas, Louisiana 70570, (337) 948-3056.

OTHER BUSINESS

        We are not aware of any other matters to be acted upon at the annual shareholders' meeting. If, however, any other matters unknown to us within a reasonable time before this solicitation are properly brought before the meeting, the persons named as proxy holders, acting under the proxy, will have discretion to vote on those matters, in accordance with their best judgment. However, your proxy would not confer authority to the persons named in the proxies to vote to postpone or adjourn the annual meeting.

COST OF ANNUAL MEETING AND SOLICITATION OF PROXIES

        We will pay the expenses associated with the annual meeting and with preparing, assembling, printing and mailing this proxy statement and the materials used for the solicitation of proxies to be voted at the annual meeting. In addition to soliciting proxies through the mails, directors, officers and other employees of our company or the Bank may solicit proxies in person, by telephone or by facsimile. None of these persons will receive additional compensation for their efforts during this solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. After the original mailing of the proxies and other solicitation materials, we request that brokers, custodians, nominees and other record holders of common stock forward copies of this proxy statement, proxy and solicitation materials to beneficial owners for whom they hold shares.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

        Securities and Exchange Commission rules require us to provide a 2003 Annual Report to shareholders who receive this proxy statement. We will also provide copies of the 2003 Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the 2003 Annual Report, along with copies of our annual report on Form 10-K for the fiscal year ended December 31, 2002 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to George H. Comeau, our Chief Financial Officer, at the address on the cover of the proxy statement.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        In accordance with the rules established by the Securities and Exchange Commission, any shareholder who intends to present a proposal at the 2005 annual meeting of shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to George H. Comeau, our Chief Financial Officer, at the address on the cover of the proxy statement. The proposal must be received no later than                        , 2005. To be included, such proposals must meet the requirements of, and not be subject to exclusion under, applicable law, including Rule 14a-8 under the Securities Exchange Act. However, if the merger is completed and we terminate the registration of our common stock, we will no longer be subject to the Securities and Exchange Commission rules, described above, related to the submission of shareholder proposals. Our bylaws do not currently provide for the submission of shareholder proposals.

SHAREHOLDER COMMUNICATIONS

        Shareholders who wish to communicate with a member or members of the board of directors, including the chair of the audit committee or the non-management directors as a group, may do so by addressing their correspondence to the board member or members, c/o Corporate Secretary, American Bancorp, Inc., at the address on the cover of the proxy statement. The board of directors has approved a process pursuant to which the office of the corporate secretary will review and forward correspondence to the appropriate person or persons for consideration.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Because the merger is a "going private" transaction, the company and the interim company have filed with the Securities and Exchange Commission a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger and a Schedule 14A with respect to the proxy solicitation. This proxy statement is a part of the Rule 13e-3 Transaction Statement and constitutes a proxy statement of the company for the annual meeting. As permitted by Securities and Exchange Commission rules, this proxy statement does not contain all of the information that shareholders can find in the Rule 13e-3 Transaction Statement.

        You may read and copy any reports, statements or other information that we file, including the Rule 13e-3 Transaction Statement, at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

DOCUMENTS INCORPORATED BY REFERENCE

        The Securities and Exchange Commission allows us to "incorporate by reference" information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is contained directly in this document or in any other subsequently filed document that also is incorporated by reference in this proxy statement.

        This proxy statement incorporates by reference our annual report on Form 10-KSB for the year ended December 31, 2003, a copy of which is included as Appendix H to this proxy statement. It contains important information about our Company and its financial condition. We also incorporate by reference any additional documents that we may file with the Securities and Exchange Commission under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the date of this document and the date of the annual meeting. These may include periodic reports, such as annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K.

        We will provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, a copy of all documents incorporated by reference, excluding exhibits, unless the exhibits are specifically incorporated by reference as an exhibit to this proxy statement. Requests for copies of documents incorporated by reference in this proxy statement should be directed to:

George H. Comeau American Bancorp, Inc. Post Office Box 1819 Opelousas, Louisiana 70571-1819 Telephone: (337) 948-3056

        If you would like to request documents, please do so by                        , 2004 to receive them before the annual meeting. If you request any incorporated documents from us, we will mail them to you promptly by first-class mail or other similar means.

        You should rely only on the information contained in or incorporated by reference into this proxy statement. We have not authorized anyone to provide you with any information that is different from the information contained in, or incorporated by reference into, this proxy statement. If anyone does give you different or additional information, you should not rely on it.

        This proxy statement is dated                        , 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to our shareholders will not create any implication to the contrary.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of the 14th day of April, 2004, by and between AMERICAN BANCORP, INC., a Louisiana corporation, domiciled in Opelousas, Louisiana ("Company"), and AMERICAN INTERIM COMPANY, a Louisiana corporation, domiciled in Opelousas, Louisiana ("Interim Company").

RECITALS

        WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Louisiana, having authorized capital stock consisting of 10,000,000 shares of common stock having no par value ("Company Stock"), of which 115,987 shares are currently outstanding;

        WHEREAS, the Interim Company is a corporation duly organized and existing under the laws of the State of Louisiana, formed for the sole purpose of facilitating the merger transaction described herein and having authorized capital stock consisting of 100 shares of common stock, par value $1.00 per share ("Interim Company Stock"), of which one share is currently issued and outstanding; and

        WHEREAS, the boards of directors of the Interim Company and Company deem it advisable and to the benefit of the Interim Company and Company and their respective shareholders that the Interim Company and the Company participate in a merger ("Merger") in accordance with the provisions of section 111 et seq. of the Louisiana Business Corporation Law ("LBCL"), pursuant to which the Interim Company shall merge with and into the Company and the separate corporate existence of the Interim Company shall cease.

        NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE I
THE MERGER AND RELATED MATTERS

        1.01.    The Merger.

                    (a)    Merger of the Interim Company and Company.    Subject to the terms of this Agreement, at the Effective Time (as such term is defined in Section 1.04 hereof), the Interim Company shall be merged with and into the Company pursuant to the provisions of section 111 et seq. of the LBCL.

                    (b)    Effects of the Merger.    The Merger shall have the effects set forth in section 115 of the LBCL. Following the Merger, the Company shall continue in existence under the same legal name as it existed immediately prior to the Merger, and the separate corporate existence of the Interim Company shall cease. The offices and facilities of the Company immediately prior to the Merger shall be the offices and facilities of the Company following the Merger. At the Effective Time, all rights, title and interests to all assets of every kind and character owned by the Interim Company shall be allocated to and vested in the Company without reversion or impairment, without further act or deed and without any transfer or assignment, but subject to any existing liens or encumbrances thereon. At the Effective Time, all liabilities and obligations of the Interim Company shall be allocated to and vested in the Company.

                    (c)    Conversion of Company Stock.    At the Effective Time by virtue of this Agreement and without any further action on the part of any holder:

                (1)    Each share of Company Stock owned of record as of the Effective Time (as defined herein) by a Qualified Shareholder (as such term is defined in Section 1.02 hereof) who is not a Dissenting Shareholder (as such term in defined in Section 1.01(e) hereof) shall remain outstanding and continue at the Effective Time to represent one share of Company Stock; and

                (2)    Each share of Company Stock owned of record as of the Effective Time by a shareholder of the Company who is not a Qualified Shareholder and not a Dissenting Shareholder shall be canceled and converted into the right to receive $140.24 in cash payable in the form of a Company check.

                    (d)    Conversion of Interim Company Stock.    At the Effective Time by virtue of this Agreement and without any further action on the part of any holder, each share of Interim Company Stock shall be canceled and converted into the right to receive $1 in cash payable in the form of a Company check.

                    (e)    Dissenting Shareholders.    Notwithstanding anything in this Agreement to the contrary, a shareholder of the Company ("Shareholder") who complies with the procedural requirements of the LBCL (a "Dissenting Shareholder") shall be entitled to receive the fair cash value of his or her shares if the Merger is effected upon the approval of less than eighty percent (80%) of the Company's total voting power. In the event that a Shareholder fails to perfect, withdraws or otherwise loses such holder's dissenters' rights pursuant to the relevant provisions, the Shareholder shall be entitled only to receive the consideration specified in Section 1.01(c) of this Agreement.

                    (f)    Articles of Incorporation and Bylaws.    The articles of incorporation and bylaws of the Company, as in effect immediately prior to the Effective Time, shall be unaffected by the Merger and shall remain in effect thereafter, unless and until amended or repealed as provided by applicable law.

                    (g)    Directors and Officers.    The directors and officers of the Company immediately prior to the Merger shall continue as the directors and officers of the Company following the Merger, and each of such persons shall continue to hold office in the manner provided in the articles of incorporation and bylaws of the Company, as in effect at that time, or as otherwise provided by law.

                    (h)    Shareholder Approval.    This Agreement shall be submitted to a vote of (i) the Shareholders at a meeting duly called by the board of directors of the Company as soon as is practicable following the execution hereof and (ii) the sole shareholder of the Interim Company. Upon approval by the requisite vote of the Shareholders and the approval of the sole shareholder of the Interim Company, this Agreement shall be made effective in the manner provided in Section 1.04 hereof.

        1.02.    Qualified Shareholder.    Except as provided below, a Qualified Shareholder is a Shareholder who: (i) either individually, or with his or her spouse, owns of record at least 660 shares of Company Stock, (ii) is eligible to be a shareholder of a corporation taxed pursuant to Subchapter S ("S Corporation") of the Internal Revenue Code of 1986, as amended ("Code") and executes and delivers to the Company that certain certificate of eligibility ("Certificate of Eligibility"), in the form provided by the Company, (iii) consents (along with his or her spouse, if any) to the election by the Company to be taxed as an S Corporation ("Subchapter S Election") by executing and delivering to the Company a Conformed Internal Revenue Service Subchapter S Corporation Election Form 2553 ("Election Form"), in the form provided by the Company, and (iv) enters into (along with his or her spouse) and delivers to the Company that certain shareholders' agreement ("Shareholders' Agreement"), in the form provided by the Company.

2

        For purposes of this Agreement and the determination of who is a Qualified Shareholder, the following limitations shall apply: If the record holder is a minor, he or she shall be deemed not to be a Qualified Shareholder. A trust described in section 1361(c)(2)(A)(ii) or (iii) of the Code shall be deemed not to be a Qualified Shareholder unless the trust is eligible to be a shareholder of an S Corporation under a provision of the Code other than section 1361(c)(2)(A)(ii), (iii) or (iv) of the Code. A trust described in section 1361(c)(2)(A)(iv) of the Code shall be deemed not to be a Qualified Shareholder. A Shareholder that is a trust described in section 1361(c)(2)(A)(v) of the Code having more than two "potential current beneficiaries," as defined in section 1361(e)(2) of the Code, shall be deemed not to be a Qualified Shareholder. A Shareholder will be deemed not to be a Qualified Shareholder as to any shares of Company Stock that the Shareholder owns of record jointly with any person other than the Shareholder's spouse. Shares of Company Stock held in usufruct will be deemed not to be owned by a Qualified Shareholder unless the usufructuary would satisfy the requirements to be a Qualified Shareholder in his or her own right; no naked owner is a minor or is otherwise incompetent under law to enter into the Shareholders' Agreement; and each naked owner (along with his or her spouse, if any) executes and delivers to the Company a signature page to the Shareholders' Agreement. Shares of Company Stock held by a trust will be deemed not to be owned by a Qualified Shareholder unless (i) the trust, (ii) each person who is a deemed owner of the trust under the Internal Revenue Code (and his or her spouse) and (iii) each beneficial owner of the trust (and his or her spouse) execute a signature page to the Shareholders' Agreement. All shares held in "street name" shall be deemed to be held by a Shareholder who is not a Qualified Shareholder.

        In the event that a Shareholder would satisfy the requirements to be a Qualified Shareholder, except for the fact that the Shareholder does not own of record at least 660 shares of Company Stock, for purposes of satisfying this Agreement, the Shareholder shall also be deemed to own all other shares that the Shareholder owns beneficially in a trust that satisfies the requirements to be a Qualified Shareholder (except for the ownership minimum).

        The Company shall have the sole authority to determine whether a Shareholder is a Qualified Shareholder, and that determination, after consultation with counsel, shall be final and binding.

        1.03.    Exchange Procedures.

                (a)    As soon as practicable after the Effective Time, the Company (acting as exchange agent) or such other exchange agent as may be appointed by the Company shall mail to each holder of record of one or more certificates which immediately prior to the Effective Time evidenced outstanding shares of Company Stock ("Certificate(s)") a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the Company and which may contain such other terms as determined by the Company) and instructions for use in effecting the surrender of the Certificates in exchange for the cash consideration set forth in Section 1.01(c) hereof or for certificates with the additional legends as provided therefor by the Shareholders' Agreement, as applicable.

                (b)    Upon surrender to the exchange agent of a Certificate for cancellation, together with a properly completed and duly executed letter of transmittal and such other documents as may be required by the letter of transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor the cash consideration set forth in Section 1.01(c) hereof or certificates with the additional legends as provided therefor by the Shareholders' Agreement, as applicable.

                (c)    The Company may withhold any amount otherwise due to a Shareholder pursuant to this Agreement or any future distribution with respect to Company Stock held by a Shareholder if such Shareholders fails to follow the exchange procedures set forth in this Agreement. No interest in respect of the cash consideration set forth in Section 1.01(c) or any other distribution will be paid or will accrue to holders of Certificates pursuant to the provisions of this Agreement or otherwise.

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                (d)    In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company, the posting by such person of a bond in such amount as the Company or the exchange agent, as applicable, may determine is necessary as indemnity against any claim that may be made against it with respect to such certificate, the Company or the exchange agent, as applicable, shall deliver in exchange for such lost, stolen or destroyed certificate the cash consideration set forth in Section 1.01(c) hereof or new Company certificates with the additional legends as provided therefor by the Shareholders' Agreement, as applicable.

                (e)    Notwithstanding the foregoing, none of the Company, Interim Company or any exchange agent shall be liable to any former Shareholder or holder of a Certificate for any amount delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar laws.

        1.04.    Effective Time.    The Merger will become effective in the manner set forth in the LBCL ("Effective Time").

        1.05.    Closing.    The closing of the transactions contemplated by this Agreement shall take place at such time and place as the parties may mutually agree.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to Interim Company as follows:

        2.01.    Corporate Organization, Authorization, etc.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has full corporate power and authority to conduct its business as it is now being conducted and to own or lease the properties and assets it now owns or holds under lease. The Company has full corporate power and authority to enter into this Agreement and, subject to the requisite approval of its Shareholders, to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Company and, subject to such approval, is a valid and binding agreement of the Company in accordance with its terms, subject to laws relating to creditors' rights generally.

        2.02.    Authorized and Outstanding Stock.    The authorized capital stock of the Company consists of 10,000,000 shares of common stock, par value $5.00 per share. As of the date hereof, 115,987 shares of Company Stock were fully paid and outstanding. There are no unsatisfied preemptive rights with respect to the Company Stock.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE INTERIM COMPANY

        The Interim Company hereby represents and warrants to the Company that:

        3.01.    Corporate Organization, Authorization, etc.    The Interim Company is a Louisiana corporation and has full corporate power and authority to enter into this Agreement and, subject to the approval of its sole shareholder, to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Interim Company and, subject to such approval, is a valid and binding agreement of the Interim Company in accordance with its terms, subject to laws relating to creditors' rights generally.

        3.02.    Authorized and Outstanding Stock.    The authorized capital stock of the Interim Company consists of 100 shares of common stock, par value $1.00 per share. As of the date hereof, one share of Interim Company Stock is fully paid, validly issued and outstanding. There are no unsatisfied preemptive rights in respect of the Interim Company Stock.

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ARTICLE IV
OBLIGATIONS PRIOR AND SUBSEQUENT TO EFFECTIVE TIME

        4.01.    Filing Requirements.    The Interim Company and the Company will promptly comply with all filing requirements that federal, state or local law may impose on the Interim Company or the Company with respect to this Agreement and the transactions contemplated hereby.

        4.02.    Shareholder Approval.    Promptly following the execution of this Agreement, the Company and Interim Company shall commence to take such actions as may be necessary to obtain requisite approval of this Agreement by the Shareholders of the Company and the sole shareholder of Interim Company, including, without limitation, the calling of a Shareholders' meeting and the preparation of proxy or similar materials for a meeting of Shareholders to be held as soon as practicable.

        4.03.    Further Assurances.    Each party hereto agrees to execute and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement. Each party shall use its best efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to effect the Merger in accordance with the terms and conditions of this Agreement.

ARTICLE V
CONDITIONS PRECEDENT

        5.01.    Conditions to the Company's Obligations.    The obligations of the Company to effect the Merger are subject to the satisfaction of the following conditions, unless waived by the Company:

                    (a)    Representations and Warranties.    The representations and warranties of the Interim Company set forth in this Agreement shall be true and correct in all material respects (i) as of the date of this Agreement, and (ii) as of the Effective Time, as though made as of such time.

                    (b)    Shareholder Approval.    This Agreement and the transactions contemplated hereby shall have been approved by the Shareholders in accordance with applicable law.

                    (c)    Performance of Obligations of the Interim Company.    The Interim Company shall have performed all obligations and covenants required to be performed by it under this Agreement prior to the Effective Time.

                    (d)    Approvals and Consents.    All approvals of applications to public authorities, federal, state or local, and all approvals of private persons, the granting of which is necessary for the consummation of the Merger, for the prevention of the termination of any material right, privilege, license or agreement of, or any material loss or disadvantage to, or the withholding of which might have a material adverse effect on, the business, results of operations, prospects or financial condition of the Interim Company upon the consummation of the Merger, shall have been obtained.

        5.02.    Conditions to the Interim Company's Obligations.    The obligations of the Interim Company to effect the Merger are subject to the satisfaction of the following conditions, unless waived by the Interim Company:

                    (a)    Representations and Warranties.    The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects (i) as of the date of this Agreement, and (ii) as of the Effective Time, as though made as of such time.

                    (b)    Shareholder Approval.    This Agreement and the transactions contemplated hereby shall have been approved by the sole shareholder of the Interim Company in accordance with applicable law.

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                    (c)    Performance of Obligations of the Company.    The Company shall have performed all obligations and covenants required to be performed by it under this Agreement prior to the Effective Time.

                    (d)    Approvals and Consents.    All approvals of applications to public authorities, federal, state or local, and all approvals of private persons, the granting of which is necessary for the consummation of the Merger, for the prevention of the termination of any material right, privilege, license or agreement of, or any material loss or disadvantage to, or the withholding of which might have a material adverse effect on, the business, results of operations, prospects or financial condition of the Company upon the consummation of the Merger, shall have been obtained, and all statutory waiting periods with respect thereto shall have expired.

ARTICLE VI
TERMINATION AND ABANDONMENT

        6.01.    Right of Termination.    Anything herein to the contrary notwithstanding, prior to the Effective Time, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time by the mutual consent in writing of the boards of directors of the Company and the Interim Company, whether before or after action thereon by the Shareholders.

        6.02.    Effect of Termination.    If this Agreement is terminated pursuant to this ARTICLE VI, the same shall be of no further force or effect and there shall be no liability by reason of this Agreement or the termination thereof on the part of the Interim Company, the Company or any of the directors, officers, employees, or agents, or shareholders of any of them, except as to any liability for breach of any duty, representation, warranty or obligation under this Agreement arising prior to the date of termination.

ARTICLE VII
MISCELLANEOUS PROVISIONS

        7.01.    Amendment and Modification.    To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented by written agreement duly authorized by the boards of directors of the Interim Company and the Company at any time prior to the Effective Time; provided that Shareholder approval shall be required for any modification or amendment that alters or changes the amount or kind of consideration to be received in exchange for or on conversion of all or part of the shares of Company Stock.

        7.02.    Waiver of Compliance.    Any failure of the Interim Company or the Company to comply with any obligation, covenant, agreement or condition herein may be expressly waived (to the extent permitted under applicable law) in writing by the President of the Interim Company or the Company, as the case may be; provided, however, such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

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        7.03.    Notices.    All notices or communications required or permitted to be made hereunder shall be in writing, duly signed by the party giving such notice or communication and shall be by hand, by a nationally recognized overnight courier service, by registered or certified mail, postage prepaid, or by facsimile transmission, receipt confirmed, as follows (or at such other address for a party as shall be specified by like notice):

                (a)    if given to the Interim Company, at the Interim Company's mailing address set forth below:

      American Interim Company
      321 East Landry Street
      P.O. Box 1819
      Opelousas, Louisiana 70570
      Attention: President
      Facsimile Number: (337) 942-1134

                (b)    if given to the Company, at the Company's mailing address set forth below:

      American Bancorp, Inc.
      321 East Landry Street
      P.O. Box 1819
      Opelousas, Louisiana 70570
      Attention: President
      Facsimile Number: (337) 942-1134

                (c)    if given to a shareholder of the Interim Company or the Company, at the address set forth on the books and records of the Interim Company or the Company, respectively.

        Where this Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the secretary of the Interim Company or the Company, as applicable, but such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        All notices or communications shall be deemed delivered upon actual receipt thereof by the appropriate person if delivered by hand, upon the date of the receipt confirming the delivery if transmitted by facsimile, upon the next business day following deposit with a nationally recognized overnight courier service, or upon the third succeeding business day following deposit in the United States mail.

        7.04.    Severability.    If any provision of this Agreement, or the application thereof, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The parties further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid, illegal or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

        7.05.    Attorneys' Fees.    If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, or as a result of any other dispute, in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

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        7.06.    Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the respective parties hereto without the prior written consent of the other parties; provided, no such consent shall be required for assignment by the Interim Company or the Company to a corporate affiliate, as such term is defined under the Bank Affiliates Act of 1982. No such assignment shall relieve the Interim Company or the Company of its obligations hereunder.

        7.07.    Governing Law.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES SUBJECT TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. IN THE EVENT OF A DISPUTE INVOLVING THIS AGREEMENT, THE PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN ST. LANDRY PARISH, LOUISIANA.

        7.08.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

        7.09.    Headings.    The headings of the sections of this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement or any provision thereof.

        7.10.    Entire Agreement.    This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered all as of the day and year first above written.

AMERICAN BANCORP, INC., a Louisiana corporation
By:	/s/ SALVADOR L. DIESI, SR. Salvador L. Diesi, Sr., President
AMERICAN INTERIM COMPANY, a Louisiana corporation
By:	/s/ GEORGE H. COMEAU George H. Comeau, President

9

APPENDIX B

Shareholder
                             Print Name

CERTIFICATE OF ELIGIBILITY

To:
American Bancorp, Inc.
321 East Landry Street
Opelousas, Louisiana, 70570

Attention:        George H. Comeau

Gentlemen:

        In accordance with the terms of that certain Agreement and Plan of Merger ("Merger Agreement"), by and between American Bancorp, Inc. ("Company") and American Interim Company, I understand that, in order to remain a shareholder of the Company after consummation of the merger contemplated by the Merger Agreement, I must be eligible to be a shareholder ("Eligible Shareholder") of a corporation organized under Subchapter S of the Internal Revenue Code of 1986, as amended ("Code").

        Accordingly, I hereby represent, warrant and certify to the Company as follows:

[CHECK EITHER 1 OR 2 BELOW]:

           1.    I am eligible to be a shareholder of a corporation organized under Subchapter S of the Code, as I am [CHECK ONE OF THE FOLLOWING]:

             (a)    An individual, other than a non-resident alien of the United States;

             (b)    An estate;

             (c)    A trust all of which is treated as owned by an individual grantor (who is a United States citizen or United States resident), as described in section 1361(c)(2)(A)(i) of the Code. For purposes of such section, a husband and wife owning a trust together are treated as an individual owner;

             (d)    A trust which would have been described by item (c) above immediately before the death of the deemed owner and which continues in existence after such death, but only for the two year period beginning on the day of the deemed owner's death, as described in section 1361(c)(2)(A)(ii) of the Code;

             (e)    A trust with respect to stock transferred to it pursuant to the terms of a will for up to two years following the transfer, as described in section 1361(c)(2)(A)(iii) of the Code;

             (f)    An electing small business trust, the interests in which have been acquired by reason of gift, bequest or similar transfer, as described in section 1361(c)(2)(A)(v) of the Code. I understand that an electing small business trust is defined by section 1361(e) of the Code as a trust that (i) does not have as a beneficiary any person other than an individual, an estate, or an organization described in paragraph (2), (3), (4), or (5) of section 170(c) of the Code (which includes, generally, a tax exempt corporation, trust, or community chest, fund, or foundation created or organized under the law of the United States, any State, the District of Columbia, or any possession of the United States; organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes, or to foster national or international amateur sports competition, or for the prevention of cruelty to children or animals (paragraph (2) of section 170(c)); a post or organization of war veterans, or an auxiliary unit or society of, or trust or foundation for, any such post or organization, organized in the United States or any of its possessions (paragraph (3) of section 170(c)), a domestic fraternal society, order, or association, operating under the lodge system, but only if such contribution or gift is to be used exclusively for religious, charitable, scientific, literary, or educational purposes, or for the prevention of cruelty to children or animals (paragraph (4) of section 170(c)); and a cemetery company owned and operated exclusively for the benefit of its members, or any corporation chartered solely for burial purposes as a cemetery corporation and not permitted by its charter to engage in any business not necessarily incident to that purpose, if such company or corporation is not operated for profit (paragraph (5) of section 170(c)), (ii) no interest in such trust was acquired by purchase, and (iii) a timely election is made by the trust to be treated as an electing small business trust. I understand that an electing small business trust does not include, however, any qualified subchapter S trust if an election has been made by such trust to be treated as a qualified subchapter S trust, any tax-exempt trust or any charitable remainder annuity trust or charitable remainder unitrust (as defined in section 664(d) of the Code);

I understand that paragraphs (c) through (f) do not apply to foreign trusts;

             (g)    A qualified Subchapter S trust, which is defined under section 1361(d) of the Code as a trust, the terms of which require that (i) (a) there is only one income beneficiary of the trust, during the lifetime of the current income beneficiary, (b) any corpus distributed during the life of the current income beneficiary may be distributed only to such beneficiary, (c) the income interest of the current income beneficiary in the trust shall terminate on the earlier of such beneficiary's death or the termination of the trust, and (d) upon the termination of the trust during the life of the current income beneficiary, the trust shall distribute all of its assets to such beneficiary, and (ii) all of the income of the trust is distributed (or required to be distributed) currently to one individual who is a citizen or resident of the United States;

             (h)    An entity described in section 1361(c)(6) of the Code, referred to in section 401(a) of the Code, and generally described as a tax exempt qualified trust created or organized in the United States and forming part of a stock bonus, pension, or profit-sharing plan of an employer for the exclusive benefit of its employees or their beneficiaries, and in compliance with section 401(a) of the Code; or

             (i)    An entity described in section 1361(c)(6) of the Code, referred to in section 501(c)(3) of the Code, and generally described as a tax exempt corporation, community chest, fund, or foundation, organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary, or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals, as provided in section 501(c)(3) of the Code.

I make the foregoing representation after consultation with my tax advisors. [NOTE, IF YOU HAVE CHECKED ANY OF ITEMS (c), (d), (e), (f) OR (g), YOU MUST ENCLOSE A COPY OF THE TRUST (AND EXECUTED FORMS FOR ANY ELECTION TO BE MADE BY THE TRUST TO HOLD SUBCHAPTER S STOCK) AND AN OPINION OF COUNSEL WITH DEMONSTRABLE COMPETENCE IN ESTATE, TRUST AND TAX LAWS THAT THE TRUST IS AN ELIGIBLE S CORPORATION SHAREHOLDER. IF YOU HAVE CHECKED EITHER ITEM (h) OR (i), YOU MUST ENCLOSE THE MOST RECENT DETERMINATION LETTER FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO THE TAX EXEMPT STATUS OF THE ENTITY ALONG WITH AN OPINION OF COUNSEL WITH DEMONSTRABLE COMPETENCE IN TAX LAW THAT THE ENTITY IS AN ELIGIBLE S CORPORATION SHAREHOLDER.]

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           2.    I have not determined whether I am eligible to be a shareholder of a corporation organized under Subchapter S of the Code. I have enclosed herewith copies of all trust or other organizational documentation (including executed forms for any election to be made by any trust, either as an electing small business trust or a qualified Subchapter S trust, or determination letters with respect to any tax exempt entity) for the Company's counsel to review in order to make a determination regarding whether I am an Eligible Shareholder.

        I understand that due to the importance to the Company and its shareholders of the Company's continuing eligibility as an S corporation, the Company reserves the right to require such other documentation, certifications and legal opinions as the Company and its counsel deem appropriate to verify Subchapter S eligibility. I further understand that if I have not provided evidence satisfactory to the Company, in its sole discretion, before 2:00 p.m. on , 2004, that I am an Eligible Shareholder, then the Company intends to make the determination that I am not an Eligible Shareholder and pay cash to me for my shares of common stock of the Company as a result of the merger described in the Merger Agreement.

        I understand that the representations made herein will be relied upon by the Company in determining whether I am an Eligible Shareholder. I understand the meaning and legal consequences of the representations made herein, and I agree to indemnify and hold harmless the Company from and against any and all loss, damage or liability due to or arising out of any misrepresentation made by me herein.

        IN WITNESS WHEREOF, I have executed this Certificate of Eligibility as of the            day of                        , 2004.

IF A TRUST OR OTHER ENTITY:	IF AN INDIVIDUAL (and spouse if jointly held):

(Name of Entity)	(Signature)

(Print Name)
By:

Name:

Title:

3

APPENDIX C

        CONFORMED IRS ELECTION FORM
INSTRUCTIONS FOR SHAREHOLDERS CONSENT
TO SUBCHAPTER S ELECTION BY
AMERICAN BANCORP, INC.

PLEASE READ THE FOLLOWING BEFORE EXECUTING AND
COMPLETING THE ATTACHED ELECTION FORM

Background

        For a corporation to become an S corporation, each shareholder is required to consent to the corporation's Subchapter S election by signing Item K on Form 2553 and providing the information in Items J, L, M and N of the form, or by signing a separate statement attached to Form 2553. American Bancorp, Inc. ("Company") has elected to use a separate statement, which has been conformed to the appropriate items of Form 2553 ("Election Form"). In order for you to validly complete the Election Form, the following information will be required: (i) your name (and the name of your spouse, if any); (ii) your address; (iii) your taxpayer identification number (as well as the taxpayer identification number of your spouse, if any); (iv) the number of shares of Company stock that you will own following the merger, which is equal to the number of shares of stock of the Company you currently own plus any shares for which you have subscribed in the offering; (v) the date(s) on which you acquired your shares; and (vi) the date on which your taxable year ends (most shareholders use the calendar year, i.e., 12/31). You and your spouse, if any, must sign the Election Form under penalties of perjury.

Rules for Who Must Consent

        The following rules apply in determining the persons required to consent to the Company's Subchapter S election:

        (1)    Spouses.    If you are married, you and your spouse must consent to the election.

        (2)    Minor.    The consent of a minor should be made by the legal representative of the minor (or by a natural or adoptive parent of the minor if no legal representative has been appointed).

        (3)    Estates.    The consent of an estate must be made by an executor or an administrator thereof, or by any other fiduciary appointed by testamentary instrument or appointed by the court having jurisdiction over the administration of the estate.

        (4)    Trusts.    In the case of a grantor trust, a testamentary trust, a Qualified Subchapter S Trust ("QSST") or an Electing Small Business Trust ("ESBT") (each trust discussed more fully below), only the person treated as the shareholder for purposes of section 1361(b)(1) of the Code (i.e., the shareholder counting rules) must consent to the election. If the Company stock is to be held by a trust, both husband and wife must consent to any election if either the husband or the wife has an interest in the trust property. Before proceeding with completion of the attached Election Form, you must have previously provided a copy of the governing trust document(s), including any amendment(s), to the Company for the Company's and its counsel's review.

  (a)
  Grantor trust. In the case of a grantor trust, the grantor of the trust (and not the trust itself) is treated as the shareholder. As a result, the grantor and his or her spouse, if any, generally are required to consent to the election.

  (b)
  Testamentary trust. In the case of a testamentary trust, the estate is treated as the shareholder. As a result, the proper representative of the estate (see discussion at (3) above with respect to estates) is required to consent to the election.

  (c)
  QSST. In the case of a QSST, the income beneficiary of the trust is treated as a shareholder. As a result, the income beneficiary and his or her spouse, if any, generally are required to consent to the election.

  (d)
  ESBT. In the case of an ESBT, each potential current beneficiary of the trust is treated as a shareholder (however, if for any period there is no potential current beneficiary of the trust, then the trust is treated as a shareholder during such period). Nevertheless, the IRS has issued guidance which indicates that only the trustee of the trust is required to consent to the election.

How the Consent is Made

        All owners or deemed owners (including spouses of owners) as described above must complete and execute the Election Form.

Special S Corporation Election Procedures for Trusts

        In addition to requiring the necessary consents as discussed above, the IRS also requires that particular types of trusts follow additional election procedures and, due to the complications inherent here, we urge you to contact the Company if you have any questions.

        QSST Election.    For a QSST, the trust must make an election, called a QSST election. The form for making the necessary QSST election is provided on Page 2 of the Election Form and must be completed by the income beneficiary of the QSST.

        ESBT Election.    For an ESBT, the trust must make an election, called an ESBT election. Due to the complexities of an ESBT election, please contact Mr. George H. Comeau, and he will direct you to the Company's counsel for assistance in this regard.

Further Questions

        If you have any questions regarding these instructions, please call George H. Comeau, at (337) 948-3056.

Shareholders Consent to Election Under Subchapter S
AMERICAN BANCORP, INC.
To be filed with IRS Form 2553

        Under penalties of perjury, we declare that we consent to the election of American Bancorp, Inc. (the "Company") to be an S corporation under section 1362(a) of the Internal Revenue Code of 1986, as amended. We have examined this consent statement, including accompanying schedules and statements, and to the best of our knowledge and belief, it is true, correct and complete. We understand that this consent is binding and may not be withdrawn after the Company has made a valid election. Pursuant to Treasury Regulation section 1.1362-6(b), the following information is submitted:

Name of Corporation:	American Bancorp, Inc.
Address:	321 East Landry Street, Opelousas, Louisiana 70570
Employer Identification Number: -
Deemed Owners:	Shareholder	Spouse
Name:
Address:

Social Security #:
Number of Shares:
Dates Shares Acquired:
Tax Year Ends:	12/31	12/31

        Dated this            day of                        , 2004.

IF A TRUST OR OTHER ENTITY:	IF AN INDIVIDUAL:
(Name of Entity)	(Signature of Shareholder)
By:	(Signature of Spouse)
Name:
Title:

Qualified Subchapter S Trust (QSST) Election Under Section 1361(d)(2)

Income beneficiary's name and address:

Social Security Number:

Trust's name and address:

Employer identification number:

Date on which stock of the corporation was transferred to the trust (month, day, year):

In order for the trust named above to be a QSST and thus a qualifying shareholder of the S corporation for which this Form 2553 is filed, I hereby make the election under section 1361(d)(2). Under penalties of perjury, I certify that the trust meets the definitional requirements of section 1361(d)(3) and that all other information provided herein is true, correct, and complete.

Signature of income beneficiary or signature and title of legal representative or other qualified person making the election
Date

APPENDIX D

SHAREHOLDERS' AGREEMENT

        THIS SHAREHOLDERS' AGREEMENT ("Agreement") is made and entered into as of the            day of                        , 2004, by and between American Bancorp, Inc., a corporation organized under the laws of the State of Louisiana ("Company"), and each of the persons made a party hereto (each a "Shareholder" and collectively the "Shareholders").

RECITALS

        WHEREAS, the Board of Directors of the Company believes that it is in the best interests of the Company and its Shareholders to take steps to support the continued independent ownership and control of the Company and its subsidiary American Bank & Trust Company ("Bank"); and

        WHEREAS, in that regard, the Company and the Shareholders have determined that the Company should elect to be taxed as an "S corporation" under section 1361 of the Internal Revenue Code of 1986, as amended, and should make the election on behalf of the Bank to become a qualified Subchapter S subsidiary; and

        WHEREAS, the Shareholders collectively own all of the issued and outstanding common stock of the Company, par value $5.00 per share, and the Shareholders and the Company desire to enter into this Agreement to protect and preserve the Company's ability to maintain its qualification to be taxed as an S corporation for federal income tax purposes; and

        WHEREAS, the Shareholders and the directors of the Company, having considered the provisions of this Agreement, believe that it is in each of their respective best interests to enter into this Agreement.

        NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

        1.    Definitions.

        (a)    "Agreed Price" means the agreed-upon price for the Offered Shares of a Transferring Shareholder that is the result of arm's-length negotiations between the Transferring Shareholder and the Company or the Exercising Shareholders, as the case may be, pursuant to Section 5.

        (b)    "Assignee" means an Eligible Shareholder to whom the Company has assigned its Purchase Right pursuant to Section 6.

        (c)    "Board" means the Board of Directors of the Company.

        (d)    "Business Day" means any day other than a Saturday, a Sunday or a day on which the Bank is substantially closed for business.

        (e)    "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Common Stock" means the common stock, $5.00 par value per share, of the Company or any interest therein.

        (g)    "Company Reply" has the meaning ascribed to it in Section 3(b).

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        (h)    "Eligible Shareholder" means a person, trust or other entity, that is eligible to be a shareholder of an S Corporation pursuant to the Code and the regulations promulgated thereunder; provided, however, that notwithstanding the foregoing, (A) a trust created primarily to exercise the voting powers of stock transferred to it as described under section 1361(c)(2)(A)(iv) of the Code (a "Voting Trust") shall not be an Eligible Shareholder; (B) a usufructuary of a usufruct shall not be an Eligible Shareholder unless all naked owners are Eligible Shareholders and the usufructuary and all naked owners and their spouses have executed a counterpart of this Agreement; and (C) a minor shall not be an Eligible Shareholder.

        (i)    "Exercise Notice" has the meaning ascribed to it in Section 6(c).

        (j)    "Exercising Shareholder" has the meaning ascribed to it in Section 6(d).

        (k)    "Fair Value" of a share of Common Stock means the appraised value of the Common Stock as determined by the most recent (not older than 12 months) appraisal by an independent, qualified investment banking firm or financial consultant satisfactory to the Board in its sole discretion, using such valuation methodologies as the appraiser deems reasonable.

        (l)    "Number of Shareholders" means the number of shareholders of the Company at any time, calculated for an S Corporation as provided in section 1361 of the Code and regulations promulgated thereunder.

        (m)    "Offered Shares" has the meaning ascribed to it in Section 3(a).

        (n)    "Permitted Transfer" means any Transfer that is made in accordance with the terms of this Agreement and is not a Prohibited Transfer, as determined by the Board in its sole discretion.

        (o)    "Prohibited Transfer" means any Transfer that (i) would not comply with the provisions of this Agreement, (ii) would be to a party that is not an Eligible Shareholder, (iii) would be to one or more parties who would not own a Shareholder slot as described in Section 7 hereof following the Transfer or (iv) would cause, or would create a material risk of causing, the Company to be ineligible to be an S Corporation. The determination of what constitutes a Prohibited Transfer shall be made in the sole discretion of the Board and shall be conclusive for all purposes. In making such determination, the Board may require representations, documentation, legal opinions and other information and assurances with respect to any Proposed Transfer and the Proposed Transferee(s) and may consult with counsel. For purposes of this definition and without limiting its discretion hereunder, the Board may determine that a proposed Transfer that would increase the Number of Shareholders to more than the number that is equal to approximately 87% of the maximum number of shareholders permissible for an S Corporation (after rounding down to the nearest whole number) would, for that reason alone, create a material risk of causing the Company to be ineligible to be an S Corporation and is, therefore, a Prohibited Transfer.

        (p)    "Proposed Transfer" has the meaning ascribed to it in Section 3(a).

        (q)    "Proposed Transferee" means, with respect to any proposed Transfer, the party to whom the Transferring Shareholder's shares of Common Stock are proposed to be transferred.

        (r)    "Pro Rata Basis" means according to a calculation whereby the number of shares of Common Stock owned by the affected Shareholder is divided by the number of shares of Common Stock owned by all Exercising Shareholders times the Offered Shares subject to the Purchase Right.

        (s)    "Purchase Price" has the meaning ascribed to it in Section 6(a).

        (t)    "Purchase Right" has the meaning ascribed to it in Section 6.

        (u)    "Purchase Right Notice" has the meaning ascribed to it in Section 6(d).

        (v)    "S Corporation" means an "S corporation" within the meaning of section 1361 of the Code.

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        (w)    "Shareholder Reply" has the meaning ascribed to it in Section 5.

        (x)    "Transfer" means any disposition of Common Stock or any interest in Common Stock including, without limitation, by sale, gift, bequest or devise or pursuant to agreement or settlement, or by operation of law or as a result of a court order or proceeding (including, by way of example and not limitation, bankruptcy and divorce), and shall specifically include a Transfer to a Voting Trust, a Transfer from a trust to a beneficiary of such trust, or a pledge of or grant of a security interest in Common Stock. In addition, the term "Transfer" specifically includes the transfer of an interest in shares of Common Stock as a result of the termination of a usufruct and (i) the related transfer to a successive usufructuary or (ii) the restoration of full ownership in the naked owner(s). A Transfer shall be deemed to have occurred upon the entry of a decree of divorce of a Shareholder. For purposes of this definition, upon the death of a Shareholder, a Transfer shall not be deemed to have occurred with respect to Common Stock solely by reason of the appointment of an executor, administrator or personal representative to administer the estate of the deceased Shareholder, provided that the shares of Common Stock continue to be held by the estate of the deceased Shareholder. Notwithstanding the foregoing, any disposition of such Common Stock from the estate of a deceased Shareholder or from a trust, whether by operation of law or court order, shall be deemed to be a Transfer.

  (y)
  "Transfer Date" has the meaning ascribed to it in Section 6(g).

  (z)
  "Transfer Notice" has the meaning ascribed to it in Section 3(a).

  (aa)
  "Transferring Shareholder" means a Shareholder proposing to effect a Transfer.

  (bb)
  "Valuation Date" has the meaning ascribed to it in Section 5(b).

        2.    Restriction on Transfers.

        (a)    No Shareholder shall make or effect a Prohibited Transfer of all or any part of such Shareholder's shares of Common Stock, whether now owned or hereafter acquired; and no Shareholder shall make or effect any Transfer (including a Permitted Transfer) of all or any part of such Shareholder's shares of Common Stock, whether now owned or hereafter acquired, except in accordance with the provisions of this Agreement. Any purported or attempted Transfer not made in compliance with this Agreement shall be void ab initio as against the Company, and the Company will not recognize the purported transferee as a Shareholder of the Company for any purpose, including, without limitation, the accrual or payment of dividends or other distributions and the exercise of voting rights.

        (b)    Any attempted or purported Transfer of shares of Common Stock by operation of law, by court order or otherwise not in compliance with the provisions of this Agreement shall be deemed to be a Prohibited Transfer, and except as otherwise agreed upon in writing by the Company, the shares subject to such attempted or purported Transfer shall immediately become subject to the Purchase Right procedures set forth in Section 6(a) through 6(g). For purposes of such provisions, the shares subject to such Transfer shall be deemed to be Offered Shares and the Purchase Price shall be the Fair Value of the Offered Shares.

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        (c)    Notwithstanding anything in this Agreement to the contrary, if any Shareholder for any reason ceases to be an Eligible Shareholder, then immediately and without any action by the Shareholder or any other person, the Shareholder shall be deemed to have sold all of his shares of Common Stock to the Company and such shares shall be immediately transferred to the Company. This sale shall be deemed to have occurred regardless of whether the Shareholder or the Company has any actual knowledge as of the date of transfer that the Shareholder is no longer an Eligible Shareholder. For purposes of this Section 2(c), the Purchase Price shall be equal to the Fair Value of the shares of Common Stock as of the date the transfer was executed, and the Company shall not be required to pay any interest on the Purchase Price between the date the transfer was executed and the date the Purchase Price is paid.

        (d)    In the case of a trust created to hold shares of Common Stock for the benefit of a minor, the transfer from the trust to the beneficiary shall be deemed a Prohibited Transfer unless the beneficiary is an Eligible Shareholder and has executed a counterpart of this Agreement. For purposes of such provisions, the trust shall be deemed a Transferring Shareholder, the shares subject to such Transfer shall be deemed to be Offered Shares and the Purchase Price shall be the Fair Value of the Offered Shares.

        3.    Notice of Proposed Transfer and Action by the Board.

        (a)    Prior to making or effecting any Transfer (whether to another Shareholder or otherwise), the Transferring Shareholder shall inform the Company by notice in writing, substantially in the form of Exhibit A attached hereto ("Transfer Notice"), of such Transferring Shareholder's intent to Transfer ("Proposed Transfer") all or any portion of his shares ("Offered Shares") of Common Stock. Such Transfer Notice, which shall be dated and signed by the Transferring Shareholder, shall contain all relevant information regarding the Proposed Transfer including, but not limited to, the following: (i) the name and address of the Proposed Transferee; (ii) the number of shares of Common Stock and slots proposed or intended to be transferred; (iii) all other terms and conditions of the Proposed Transfer; and (iv) reasonable detail as to why the Proposed Transfer qualifies as a Permitted Transfer, including evidence sufficient to document that such Proposed Transferee is an Eligible Shareholder and evidence that the Proposed Transfer complies with Section 7 hereof.

        (b)    Within thirty-five (35) calendar days following receipt of the Transfer Notice, the Company shall advise the Transferring Shareholder in writing substantially in the form of Exhibit B attached hereto ("Company Reply") whether such Proposed Transfer is a Permitted Transfer or a Prohibited Transfer. If the Company Reply is not sent to the Transferring Shareholder within thirty-five (35) calendar days following the Company's receipt of the Transfer Notice, the Transferring Shareholder may deem the Proposed Transfer to be a Permitted Transfer, provided all remaining provisions of this Agreement are met, including, by way of example and not limitation, the prohibition against making Transfers which would cause, or would create a material risk of causing, the Company to become ineligible to be taxed as an S Corporation.

        4.    Consummation of Permitted Transfers.    If a Proposed Transfer would be a Permitted Transfer, the Company shall deliver a copy of this Agreement to the Proposed Transferee along with a request that the Proposed Transferee execute such Agreement. It shall be a condition precedent to the consummation of a Permitted Transfer that, and no Permitted Transfer shall be effective unless and until the Company shall have received a counterpart of this Agreement executed by the Proposed Transferee and his spouse, if any (unless the Proposed Transferee is already a Shareholder and the Proposed Transferee and his or her spouse, if any, have previously executed this Agreement). If the Proposed Transferee is a trust, no Permitted Transfer shall be effective unless and until the Company shall have received a counterpart of this Agreement executed by the trust and each beneficial owner of the trust and such beneficial owner's spouse, if any. If the Proposed Transfer will result in the Offered

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Shares being held in usufruct, no Permitted Transfer shall be effective unless and until the Company shall have received a counterpart of this Agreement executed by each usufructuary and each naked owner and each person's spouse, if any. Notwithstanding the foregoing, no counterpart of this Agreement shall be required of any party who has previously executed a counterpart of this Agreement. After execution of a counterpart of this Agreement, the Proposed Transferee will thereafter be considered a "Shareholder" for all purposes of this Agreement and, as a result, be bound by the terms and subject to the conditions contained herein. No Permitted Transfer shall be effective if consummated in a manner materially different, as determined by the Board in its sole discretion, from that described in the Transfer Notice and any such purported Transfer shall be void, ab initio, as against the Company and the Proposed Transferee.

        5.    Prohibited Transfers.

        (a)    If the Proposed Transfer would be a Prohibited Transfer, then the provisions of this Section 5 and Section 6 shall apply, unless the Transferring Shareholder elects not to pursue any Transfer.

        (b)    In the case of a Prohibited Transfer, the Company Reply shall advise the Transferring Shareholder of the per share price at which the Company would offer to purchase the Offered Shares as of the date of the Transfer Notice ("Valuation Date"). Within fifteen (15) calendar days following receipt of the Company Reply, the Transferring Shareholder shall advise the Company in writing substantially in the form of Exhibit C attached hereto ("Shareholder Reply") of his intention to (i) Transfer the Offered Shares in accordance with the provisions of Section 6, or (ii) no longer pursue any Transfer. If the Transferring Shareholder elects to transfer the Offered Shares in accordance with Section 6, then the Transferring Shareholder must inform the Company in his Shareholder Reply either of (x) his agreement to accept the price proposed by the Company or (y) his proposed counteroffer representing a price at which the Transferring Shareholder would be willing to sell the Offered Shares to the Company. If the Transferring Shareholder rejects the price offered by the Company and proposes his counteroffer in the Shareholder Reply, then the Transferring Shareholder and the Company shall have the option to continue to negotiate until the parties reach an Agreed Price; provided, however, that if an Agreed Price is not reached within fifteen (15) calendar days following the Company's receipt of the Shareholder Reply, then the Fair Value, if one exists, shall be the final price for the Offered Shares. If no Fair Value exists, the parties may agree to have the Fair Value determined, the costs of which shall be borne equally by the Company and the Transferring Shareholder unless otherwise agreed upon in writing prior to such determination. The Fair Value shall be non-negotiable and shall govern for purposes of Section 6 in the event that the Transferring Shareholder desires to pursue the Proposed Transfer. If the Transferring Shareholder and the Company do not elect to have the Fair Value of the Offered Shares determined, or the Transferring Shareholder fails to provide the Shareholder Reply in a timely manner, the Transferring Shareholder will be deemed to be pursuing no longer a Transfer unless or until another Transfer Notice is received in accordance with the provisions of Section 3(a).

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        6.    Purchase Right.    If the Transferring Shareholder receives a Company Reply stating that the Proposed Transfer is a Prohibited Transfer and such Transferring Shareholder elects in the Shareholder Reply to Transfer the Offered Shares pursuant to this Section 6, or if the Proposed Transfer is deemed to be a Prohibited Transfer pursuant to this Agreement, then the Company, first, the other Shareholders (i.e., other than the Transferring Shareholder) on a Pro Rata Basis, second, and an Assignee, third, in that order, shall have the right to purchase ("Purchase Right") the Offered Shares on the following terms and conditions:

        (a)    The purchase price for the Offered Shares ("Purchase Price") shall be the Agreed Price or the Fair Value, as the case may be, less any cash distributions with respect to the Offered Shares that are paid or payable after the Valuation Date to Shareholders of record as of a date prior to the Transfer Date (as defined in Section 6(g)). If a stock dividend or stock split becomes payable after the Purchase Price is determined but before the Transfer Date, any shares received by the Transferring Shareholder because of such stock split or stock dividend with respect to the Offered Shares shall be treated as part of the Offered Shares being transferred.

        (b)    If a reclassification, reorganization, merger or consolidation occurs after the Purchase Price is determined but before the Transfer Date, the shares received as result of such occurrence with respect to the Offered Shares shall be treated the same as the Offered Shares being transferred.

        (c)    If the Company determines to exercise its Purchase Right with respect to all of the Offered Shares, then the Company shall deliver to the Transferring Shareholder notice of its exercise of its Purchase Right substantially in the form of Exhibit D attached hereto ("Exercise Notice"). The Exercise Notice shall specify (i) the Purchase Price for the Offered Shares, (ii) the place where certificates for such shares are to be surrendered for payment of the Purchase Price, (iii) the estimated time required by the Company to make the funds for the Purchase Price available to the Transferring Shareholder and (iv) the form in which such funds will be made available to the Transferring Shareholder.

        (d)    If the Company determines not to exercise its Purchase Right with respect to any or all of the Offered Shares, the Company shall promptly provide the remaining Shareholders with notice thereof, which notice shall include the number of Offered Shares that may be purchased and the Purchase Price for such shares, in the form of Exhibit E attached hereto ("Purchase Right Notice"). Any Shareholder desiring to exercise his Purchase Right ("Exercising Shareholder") shall notify the Company within fifteen (15) calendar days following the date of the Purchase Right Notice and shall specify the number of such remaining Offered Shares such Exercising Shareholder wishes to acquire (which number may be more than his pro rata share). If fewer than all of the remaining Shareholders are Exercising Shareholders, the number of shares that each Exercising Shareholder may purchase will be allocated on a pro rata basis among the Exercising Shareholders up to the number of shares that such Exercising Shareholder indicates he is willing to purchase in response to the Purchase Right Notice. If fractional shares would be issued as a result of an Exercising Shareholder acquiring his pro rata share, such fractional share will be rounded down to the next whole share; provided, however, that the Board shall have the discretion to round up for those Exercising Shareholders whose fractional interest is nearest to a whole share in order that the largest number of Offered Shares may be purchased. If the Company and the Exercising Shareholders determine not to exercise their Purchase Rights with respect to any or all of the Offered Shares, the Company may thereafter promptly assign its Purchase Right with respect to such remaining Offered Shares to an Assignee. The Company shall thereafter determine the allocation of such Offered Shares to be purchased by the Company, if any, the Assignee, if any, and/or the Exercising Shareholders, if any ("Purchased Shares").

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        (e)    Within ninety (90) calendar days following the Company's receipt of the Shareholder Reply, the Company shall deliver to the Transferring Shareholder the Exercise Notice indicating whether any parties exercised their Purchase Rights and specifying the number of Purchased Shares that each party will acquire ("Allocated Shares"), the Purchase Price, the Transfer Date and the place where certificates for such shares are to be surrendered for payment of the Purchase Price; provided, however, that any lapse of time due to an appraisal to calculate the Fair Value shall be disregarded in the computation of time frames in this Agreement.

        (f)    If any of the Offered Shares remain unallocated following the exercise of all Purchase Rights, the Exercise Notice shall specify the number of Offered Shares that have not been so allocated. The Transferring Shareholder will thereafter have the option to (i) Transfer the Allocated Shares and retain the rest, or (ii) not Transfer any of the Offered Shares. The Transferring Shareholder shall advise the Company in writing of his election within fifteen (15) calendar days following receipt of the Exercise Notice. If the Transferring Shareholder does not notify the Company to the contrary, the Transferring Shareholder will be deemed to elect to Transfer the Allocated Shares and retain the rest. In the event that the Transferring Shareholder does not Transfer any or all of the Offered Shares as set forth in this Section 6, such shares may not be Transferred under the Proposed Transfer, and such shares will thereafter remain subject to the terms and conditions of this Agreement.

        (g)    The effective date of the Transfer of the Allocated Shares ("Transfer Date") shall occur at a mutually agreeable time within fifteen (15) calendar days following the date of the Exercise Notice; provided, however, that if the Company or an Exercising Shareholder is prevented from consummating the purchase of the Allocated Shares on the Transfer Date because of any action or threatened action by any court, regulatory agency or governmental authority or because any required approval by any court, regulatory agency or governmental authority has not been obtained, then the Transfer Date shall be delayed until a date mutually agreed upon by the Transferring Shareholder, the Company, the Exercising Shareholder(s), if any, and/or the Assignee, if one, which date is not more than fifteen (15) calendar days after any such actions or threatened actions are withdrawn or resolved and all such approvals have been obtained. The Company and each party who exercised his Purchase Right shall use all reasonable best efforts to obtain any necessary regulatory approval as promptly as possible. On the Transfer Date, the Transferring Shareholder shall deliver certificates representing the Allocated Shares, free and clear of all claims, liens and encumbrances, and in proper form for transfer to each party who exercised his Purchase Right, and each such party shall pay in cash to the Transferring Shareholder the Purchase Price for the Allocated Shares. All shares transferred shall continue to remain subject to the terms and conditions of this Agreement.

        7.    Shareholder Slots.

        (a)    There shall be a number of slots equal to the maximum number of shareholders permitted by law for an S Corporation.

        (b)    As of the effective time of this Agreement, each person who is deemed to be a shareholder of the Company under section 1361 of the Code shall be allocated at least one slot. (For purposes of determining slots, shares of Common Stock owned by spouses may be aggregated notwithstanding the fact that such shares are held of record as separate property.) Any slots not allocated shall be held by the Company and may be allocated by the Board, from time to time, in its discretion. Shareholders shall have no rights, corporeal or incorporeal, in the slots allocated by the Company, which shall be used only to allocate, from time to time, the ability to Transfer shares of Common Stock. The Board shall also have the authority to require that allocated slots shall revert back to the Company in the event that a Shareholder reduces or terminates his ownership of Common Stock. A notation shall be entered on the stock transfer records of the Company indicating the number of slots held by each Shareholder.

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        (c)    Each person who is deemed to be a shareholder of the Company under section 1361 of the Code must retain at least one slot to remain a shareholder of the Company. Notwithstanding any other provision of this Agreement, no Transferring Shareholder may effect a Proposed Transfer unless (i) the Transferring Shareholder transfers a slot to the Proposed Transferee, or (ii) the Proposed Transferee owns a slot by virtue of the fact that the Proposed Transferee is a Shareholder of the Company, or (iii) the Proposed Transferee otherwise acquires a slot prior to consummation of the Proposed Transfer. Only Shareholders of the Company may hold a slot. If a Shareholder transfers all of his or her shares of Company Stock, any slots retained by such Shareholder shall revert to the Company. Shareholders shall not be entitled to any remuneration of any kind or nature in respect of any slots that may revert to, or be reallocated by, the Company.

        (d)    Upon consummation of any Permitted Transfer and notice to the Company thereof, a notation shall be entered on the stock transfer records indicating the number of slots allocated to the purchaser of such shares and any change in the number of slots held by the Transferring Shareholder(s). The Company shall be entitled to rely exclusively on its records with respect to the number of slots allocated to a Shareholder, and such reliance shall not be affected by any actual or constructive notice which the Company, or any of its directors, officers or agents, may have to the contrary unless such notice is given in writing to the President or Secretary of the Company in accordance with Section 9.

        8.    Pledge of Common Stock.    For purposes of this Agreement, a pledge or encumbrance of or grant of a security interest in all or any portion of the shares of Common Stock held by any Shareholder shall not be considered a Prohibited Transfer unless the Board determines that the terms of the pledge would cause, or would create a material risk of causing, the Company to be ineligible to be an S Corporation. However, any attempt by a pledgee or secured party to register Common Stock in its own name or in the name of a nominee or to transfer Common Stock to any other party shall be a Transfer subject to all of the provisions of this Agreement. Furthermore, the affected Shareholder shall, not less than fifteen (15) calendar days prior to pledging, encumbering or granting a security interest in any shares of Common Stock, provide notice to the Company of such proposed pledge, encumbrance or other security interest (substantially in the form of Exhibit F), and concurrently with such pledge, encumbrance or grant of a security interest furnish the Company with the pledge or secured party's agreement in writing (substantially in the form of Exhibit G attached hereto) that any sale or other disposition of such shares of Common Stock shall be subject to all of the restrictions and conditions contained in this Agreement.

        9.    Notices.    Any notice or communication given pursuant to this Agreement must be in writing and may be given by personal delivery, overnight courier, U.S. Mail or registered or certified mail to such party at the address set forth below:

        (a)    if given to the Company or to an officer thereof, in such officer's official capacity, at the Company's mailing address set forth below (or such other address as the Company may give notice of to the Shareholders):

    American Bancorp, Inc.
    321 East Landry Street
    Opelousas, Louisiana 70570
    Attention: President

        (b)    if given to a Shareholder, at the address set forth in the books and records of the Company.

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        If notice is given by registered or certified mail, it shall be deemed to have been given and received three (3) Business Days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mail; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Any notice to the Company shall be directed to the President of the Company unless the notifying party is the President, in which case the notice shall be directed to another duly authorized officer of the Company.

        When this Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Shareholders shall be filed with the Secretary of the Company, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        10.    Legends.    Each certificate representing shares of Common Stock shall be endorsed with the legends substantially as follows:

  On the face of each certificate:

  SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS. SEE REVERSE SIDE.

  On the back of each certificate:

  THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE TRANSFER AND PLEDGE THEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS' AGREEMENT, DATED AS OF                         , 2004, BY AND BETWEEN THE CORPORATION AND EACH OF ITS SHAREHOLDERS. THE cORPORATION WILL FURNISH A COPY OF SUCH AGREEMENT WITHOUT CHARGE TO THE RECORD HOLDER OF THIS CERTIFICATE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        11.    Limitation of Liability; Indemnification.    To the fullest extent permitted by the corporation laws of the State of Louisiana, as amended from time to time:

        (a)    no officer or director of the Company shall have any liability to the Shareholders in any way arising from or related to any action taken or determination made under this Agreement, except in the case of the bad faith or willful misconduct of such officer or director; and

        (b)    the Company shall indemnify and hold harmless each officer and director of the Company from and against any liability, claim or expense arising as a result of any action taken or determination made under this Agreement (except in the case of bad faith or willful misconduct of such officer or director) and shall advance expenses incurred by officers or directors in connection with any proceeding relating to any such action or determination.

        No repeal or amendment of this Section 11 shall limit its effect with respect to any act or omission of a person occurring prior to such repeal or amendment.

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        12.    Representations and Covenants of Shareholders.

        (a)    Each Shareholder who is an individual represents and warrants to the Company and to the other Shareholders that such Shareholder exclusively owns, controls and has the power to vote the shares of Common Stock held of record by him and is an Eligible Shareholder. For each Shareholder that is a trust, the undersigned trustee or deemed owner is duly authorized to execute this Agreement on behalf of such trust and owns, controls and has all requisite power and authority to bind the trust pursuant to the trust instrument. Such trustee or deemed owner further represents that such Shareholder that is a trust exclusively owns the shares of the Common Stock held of record by such trust and that it is an Eligible Shareholder. Irrespective of the type of shareholder, the undersigned Shareholder agrees to provide to the Company, promptly upon request, evidence sufficient to document that such Shareholder is the exclusive owner and an Eligible Shareholder.

        (b)    It is the intent of the parties to this Agreement to qualify and to maintain the qualification of the Company as an S Corporation until the Company's Subchapter S election may be revoked in accordance with applicable law and this Agreement. No Shareholder shall take any action or fail to take any action that, in either case, would terminate the Company's status as an S Corporation prior to its revocation or result in a Prohibited Transfer.

        (c)    Each Shareholder shall return his Common Stock certificates to the Company to be endorsed with the legends described in Section 10, or to be replaced with new certificates bearing such legends, after which the Company will return the certificates to the record owners.

        (d)    Whenever a Transfer is effected pursuant to this Agreement, the Transferring Shareholder and the transferee of such shares shall do all things and execute and deliver all documents and make all transfers as may be necessary to consummate such Transfer in accordance with the applicable provisions of this Agreement including, without limitation, the execution of this Agreement by the transferee so that the transferee becomes a party to this Agreement.

        (e)    This Agreement has been duly executed and delivered by the Shareholder and is a duly, authorized, valid, legally binding and enforceable obligation of the Shareholder. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under any material agreement, indenture, lien, charge, encumbrance or undertaking to which the Shareholder is a party or such Shareholder's Common Stock is subject.

        (f)    Each Shareholder represents, warrants and covenants that such Shareholder shall pay all taxes lawfully due to the State of Louisiana in connection with the Shareholder's ownership of Common Stock as and when due, unless the Shareholder is contesting the payment thereof in good faith in accordance with appropriate procedures, and hereby agrees to indemnify, hold harmless and, upon request, defend the Company and each of the other Shareholders from any and all liability, loss, cost, expense, assessment, interest or penalty as a result of the Shareholder's failure to pay all such taxes due. If the Company is assessed or otherwise made liable for the payment of any taxes, interest and/or penalties due to the State of Louisiana by a Shareholder or incurs any expenses in connection with any claim involving the foregoing, such Shareholder hereby agrees that the Company may withhold the payment of any and all distributions that may be due to the Shareholder and use those funds to offset any and all of such taxes, interest, penalties or assessments or to reimburse the Company for the payment of such taxes or for any expenses incurred in connection with the foregoing.

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        (g)    In the event of an inadvertent termination of the Company's status as an S Corporation, unless the Board determines that the Company's status as an S Corporation should not be continued, the Shareholders agree to use their best efforts to obtain from the Internal Revenue Service (IRS) a waiver of the terminating event on the grounds of inadvertency. The Shareholders further agree to take such steps, and make such adjustments, as may be required by the IRS pursuant to section 1362(f)(3) and (4) of the Code. If a Shareholder caused the terminating event to occur, he shall bear the expense for procuring the waiver, including the legal, accounting and tax costs of taking such steps, and of making such adjustments as may be required. If the inadvertent termination is not waived by the IRS and the Company's status as an S Corporation is permanently terminated, the Shareholders agree to make the election under section 1362(e)(3) of the Code upon written request of the Company.

        13.    Miscellaneous Provisions.

        (a)    This Agreement is applicable to all shares of or beneficial interest in shares of Common Stock now owned or hereafter acquired by any shareholder of the Company, and is binding upon and inures to the benefit of the Company and its successors and assigns. This Agreement is binding upon and inures to the benefit of each Shareholder and his heirs, legatees, legal representatives, successors and permitted assigns, and any receiver trustee in bankruptcy or representative of the creditors of each such person. Except as specifically permitted herein, no Shareholder hereto may assign his rights or obligations hereunder. Any assignment in violation of the foregoing shall be null and void. If a Shareholder ever ceases to be the owner of Common Stock, he shall have no rights hereunder unless and until he again becomes an owner of Common Stock.

        (b)    If the Company's election to be taxed as an S Corporation is terminated by revocation under Section 1362(d)(1), this Agreement shall terminate without any further action of the Company or the Shareholders, effective as of the date of such revocation in accordance with applicable law. If the Company's election to be taxed as an S Corporation is terminated for any other reason, this Agreement shall remain in effect until such time as may be determined by the Board. Except as otherwise provided in this Section 13(b), this Agreement may be amended or terminated only by the written agreement of Shareholders owning at least two-thirds (2/3) of the issued and outstanding Common Stock. The termination of this Agreement shall not relieve any party hereto from any liability for any breach or violation of the Agreement that occurred prior to the termination.

        (c)    If any provision of this Agreement is held to be illegal, invalid or unenforceable in any respect, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

        (d)    The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. All references to "Sections" contained herein unless otherwise defined herein, are references to sections of this Agreement. Whenever the singular number is used herein, the same shall include the plural where appropriate, words of any gender shall include each other gender where appropriate, and the word "person" shall include an individual or entity.

        (e)    By executing this Agreement, the spouse of each Shareholder avows that any community property interest which he or she may have, or may subsequently acquire, in any shares of Common Stock of his or her spouse shall be subject to the terms and conditions of this Agreement and further consents to be bound by all of the terms and conditions of this Agreement.

11

        (f)    This Agreement may be executed in a number of counterparts, each of which for all purposes is deemed to be an original. All counterparts so executed by the parties to this Agreement, whether or not such counterpart shall bear the execution of each of the parties, shall be deemed to be and shall be construed as one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

        (g)    No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by written instrument signed by the party charged with such waiver or estoppel.

        (h)    The parties to this Agreement declare that it is impossible to measure in money the damages that would accrue to a party to this Agreement, his heirs, executors, administrators and other legal representatives, by reason of a failure to perform any of the provisions of this Agreement. Therefore, if a party to this Agreement, his heirs, executors, administrators and other legal representatives shall institute any action or proceeding to enforce the provisions of this Agreement, any person against whom such action or proceeding is brought hereby agrees that specific performance may be sought and obtained for any breach of this Agreement, without the necessity of proving actual damages.

        (i)    In any case where the date fixed for any action or event under this Agreement shall be a day that is not a Business Day, such action or event shall be made on the next succeeding Business Day with the same force and effect as if made on the date originally fixed for such action or event (and without any interest or other payment in respect of any such delay).

        (j)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES SUBJECT TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IN THE EVENT OF A DISPUTE INVOLVING THIS AGREEMENT, THE PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN A COURT OF COMPETENT JURISDICTION IN ST. LANDRY PARISH, LOUISIANA. THE PARTIES HEREBY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT.

        (k)    This Agreement and the exhibits attached hereto set forth the entire understanding between the parties concerning the subject matter contained herein, supersedes all existing agreements among the parties concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged. There are no representations, agreements, arrangements or undertakings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

Address:	COMPANY:
321 East Landry Street Opelousas, Louisiana 70570 Attention: President	AMERICAN BANCORP, INC.
	By:	Salvador L. Diesi, Sr., President

12

SIGNATURE PAGE TO SHAREHOLDERS' AGREEMENT

Date:	Shareholder:
Shares of Common Stock:

Print Name:
Address:

If married, the Consent of Spouse must be completed.

CONSENT OF SPOUSE

        I,                        , spouse of                        , have read the foregoing Shareholders' Agreement ("Agreement") relating to shares of Common Stock of American Bancorp, Inc. ("Company"). By signing below, I hereby consent and agree to the terms of such Agreement insofar as my consent and agreement are necessary pursuant to applicable marital property laws or otherwise in order to make such agreement binding and effective as it relates to my spouse, and I agree that all of my interest, if any, in the Common Stock shall be bound by the provisions of the Agreement.

Print Name:

13

EXHIBIT A TO SHAREHOLDERS' AGREEMENT
TRANSFER NOTICE

[Date]

American Bancorp, Inc.
321 East Landry Street
Opelousas, Louisiana 70570
Attention: President

Gentlemen:

        The undersigned shareholder of American Bancorp, Inc. ("Company") hereby provides notice of his/her intention to transfer ("Proposed Transfer") shares of common stock of the Company ("Shares") in accordance with the requirements of the Shareholders' Agreement, dated                        , 2004, as may be amended from time to time, by and between the Company and each of the shareholders of the Company. The terms of the Proposed Transfer are as follows:

1. The name and address of the proposed transferee is:
2. The number of shares and the purchase price for the shares in the proposed transfer is as follows: .
3. The number of slots that are proposed to be transferred with the shares pursuant to this Transfer Notice: .
4. Does the transferor intend to transfer slots to a person other than the transferee? If yes, to whom and how many?

5. The proposed transfer qualifies as a Permitted Transfer because (attach supporting information and indicate whether the proposed transferee already owns a slot or will be transferred a slot in the transfer) .
6. Describe all other terms and conditions of the Proposed Transfer. [ADDITIONAL INFORMATION FOR A TRUST]
7. The names of each beneficiary (present or future) of the trust. If any beneficiary is a minor, please list the date of birth of such minor.
Sincerely, (name of shareholder)

A-1

EXHIBIT B TO SHAREHOLDERS' AGREEMENT
COMPANY REPLY

[Date]

[name and address of Transferring Shareholder]

Dear Shareholder:

        Reference is hereby made to the Shareholders' Agreement, dated                        , 2004, as may be amended from time to time ("Shareholders' Agreement"), by and between American Bancorp, Inc. ("Company") and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders' Agreement.

        The Company is in receipt of your Transfer Notice regarding the Proposed Transfer of            share(s) of the common stock of the Company to                        .

               The Company has determined that the Proposed Transfer is a Permitted Transfer. You may consummate the Proposed Transfer in accordance with the terms as outlined in your Transfer Notice and the Shareholders' Agreement. If there is to be any deviation from the terms of the Proposed Transfer as set forth in your Transfer Notice, you must notify the Company prior to effecting the Transfer. The Proposed Transferee must execute the Shareholders' Agreement. Any purported transfer of shares without the Proposed Transferee executing the Shareholders' Agreement shall be null and void, and the Company shall not recognize the Proposed Transferee as a shareholder of the Company.

               After consultation with counsel, the Company has determined that the Proposed Transfer is a Prohibited Transfer. The reason the Proposed Transfer is a Prohibited Transfer is set forth in the explanation attached hereto. You now have the option to submit another Transfer Notice in the manner provided in Section 3 of the Shareholders' Agreement, or to allow the Company and the other parties set forth in the Agreement to exercise their Purchase Right with respect to the shares. If you determine to grant the Company and the other parties their Purchase Right with respect to the shares, please submit your Shareholder Reply so indicating your intention within fifteen (15) calendar days of this Company Reply.

        The Company hereby offers to pay $                  per share for the shares. [The Fair Value of a share of Common Stock as of the date of the Transfer Notice is $                  .]

Sincerely,
President, American Bancorp, Inc.

B-1

EXHIBIT C TO SHAREHOLDERS' AGREEMENT
SHAREHOLDER REPLY

[Date]

American Bancorp, Inc.
321 East Landry Street
Opelousas, Louisiana 70570
Attention: President

Gentlemen:

        Reference is hereby made to the Shareholders' Agreement, dated                        , 2004, as may be amended from time to time, ("Shareholders' Agreement"), by and between American Bancorp, Inc. ("Company") and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders' Agreement.

        The undersigned shareholder of the Company is in receipt of the Company Reply with respect to the Proposed Transfer of my shares of Common Stock pursuant to which the Board has determined that the Proposed Transfer would be a Prohibited Transfer. In accordance with the Shareholders' Agreement, I hereby elect the following:

                 To allow the Company and the other parties set forth in the Agreement the right to exercise their Purchase Right with respect to such shares [at the price offered in the Company Reply, or at a price of $            per share].

               Not to pursue any transfer of such shares at this time.

Sincerely,
Shareholder

C-1

EXHIBIT D TO SHAREHOLDERS' AGREEMENT
EXERCISE NOTICE

[Date]

[name and address of shareholder]

Dear Shareholder:

        Reference is hereby made to the Shareholders' Agreement, dated                        , 2004, as may be amended from time to time ("Shareholders' Agreement"), by and between American Bancorp, Inc. ("Company") and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders' Agreement.

        The Company and/or the other Shareholders have determined to exercise their Purchase Right with respect to the following Offered Shares set forth in your Transfer Notice:

               shares to be purchased by the Company

               shares to be purchased by the other Shareholders (see attached list for the name of each Shareholder and the number of shares to be acquired by each).

               shares to be purchased by the Company's Assignee.

        Certificates representing the shares to be purchased, duly endorsed or accompanied by stock powers duly executed by the record holder of the shares for transfer, should be sent to the Company at the address set forth below on or before                        . The Company and/or the other Shareholders will issue to you a check in the amount of the total purchase price promptly upon its receipt of the certificates in sufficient form for transfer. If your stock certificates have been lost, please notify the undersigned immediately.

Sincerely,
President, American Bancorp, Inc.

D-1

EXHIBIT E TO SHAREHOLDERS' AGREEMENT
PURCHASE RIGHT NOTICE

To the Shareholders of American Bancorp, Inc.:

        Reference is hereby made to the Shareholders' Agreement, dated                        , 2004, as may be amended from time to time ("Shareholders' Agreement"), by and between American Bancorp, Inc. ("Company") and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders' Agreement.

        The Company has received a Transfer Notice from a Shareholder desiring to sell his/her shares of Common Stock, a copy of which is attached hereto. With respect to the Proposed Transfer, the following Offered Shares are available for subscription:

               shares of Common Stock at a Purchase Price of $                  per share.

        If you wish to subscribe for some or all of these shares, please so indicate below, execute this Purchase Right Notice and return this notice to the Company at the address set forth below.

               I wish to subscribe to purchase            Offered Shares.

               I do not wish to subscribe to purchase any Offered Shares

        TO BE CONSIDERED BY THE COMPANY, WE MUST RECEIVE THIS PURCHASE RIGHT NOTICE NO LATER THAN 15 CALENDAR DAYS AFTER THE DATE OF THIS NOTICE.

Dated
Signature:
	Name:	(please print)
Sincerely,
President, American Bancorp, Inc.

E-1

EXHIBIT F TO SHAREHOLDERS' AGREEMENT
PLEDGE NOTICE

[Date]

American Bancorp, Inc.
321 East Landry Street
Opelousas, Louisiana 70570
Attention: President

Gentlemen:

        Reference is hereby made to the Shareholders' Agreement, dated                        , 2004, as may be amended from time to time, ("Shareholders' Agreement"), by and between American Bancorp, Inc. ("Company") and each of the shareholders of the Company. Terms with their initial letter capitalized have the meanings given them in the Shareholders' Agreement.

        Pursuant to the provisions of the Shareholders' Agreement, the undersigned shareholder of the Company hereby notifies the Company of the shareholder's intention to pledge             share(s) of the Common Stock represented by certificate(s) number(s)                        ("Pledged Share(s)") to                        ("Pledgee"). Concurrently with the pledge, the Pledgee has agreed to execute an agreement substantially in the form of Exhibit G to the Shareholders' Agreement that the Pledged Share(s) are subject to the provisions of the Shareholders' Agreement and will not be sold, transferred or otherwise disposed of except in accordance with the provisions of the Shareholders' Agreement.

Sincerely,
Shareholder

F-1

EXHIBIT G TO SHAREHOLDERS' AGREEMENT
ACKNOWLEDGMENT AND AGREEMENT OF PLEDGEE

        The undersigned pledgee ("Pledgee") of shares of common stock of American Bancorp, Inc. ("Company") hereby acknowledges that the shares of common stock of the Company pledged or to be pledged to the Pledgee ("Pledged Shares") are subject to the provisions of that certain Shareholders' Agreement, dated as of                        , 2004, as may be amended from time to time ("Shareholders' Agreement"), a copy of which has been furnished to the Pledgee who acknowledges receipt thereof. Pledgee further acknowledges that pursuant to the provisions of the Shareholders' Agreement, the Pledged Shares are subject to certain restrictions on the sale, transfer or other disposition thereof.

        Pledgee hereby agrees (i) to hold the Pledged Shares subject to the Shareholders' Agreement and the restrictions and conditions contained therein, and (ii) not to sell, transfer or otherwise to dispose of the Pledged Shares except in accordance with the provisions of the Shareholders' Agreement.

        Dated as of this            day of                        ,             .

PLEDGEE:

NAME:
TITLE (if applicable):

G-1

APPENDIX E

La. Rev. Stat. §12:131. Rights of a shareholder dissenting from certain corporate actions

        A.    Except as provided in Subsection B of this Section, if a corporation has, by vote of its shareholders, authorized a sale, lease or exchange of all of its assets, or has, by vote of its shareholders, become a party to a merger or consolidation, then, unless such authorization or action shall have been given or approved by at least eighty per cent of the total voting power, a shareholder who voted against such corporate action shall have the right to dissent. If a corporation has become a party to a merger pursuant to R.S. 12:112(G), the shareholders of any subsidiaries party to the merger shall have the right to dissent without regard to the proportion of the voting power which approved the merger and despite the fact that the merger was not approved by vote of the shareholders of any of the corporations involved.

        B.    The right to dissent provided by this Section shall not exist in the case of:

        (1)    A sale pursuant to an order of a court having jurisdiction in the premises.

        (2)    A sale for cash on terms requiring distribution of all or substantially all of the net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale.

        (3)    Shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange, or were designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, unless the articles of the corporation issuing such stock provide otherwise or, except in the case of shareholders of a corporation surviving the merger or consolidation in which each share of such corporation outstanding immediately prior to the effective date of the merger or consolidation is an identical outstanding or treasury share of such corporation after the effective date of the merger or consolidation, the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

        C.(1) (a)    Except as provided in Paragraph (4) of this Subsection, any shareholder electing to exercise such right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which such proposed corporate action is submitted to a vote, a written objection to such proposed corporate action, and shall vote his shares against such action. If such proposed corporate action be taken by the required vote, but by less than eighty percent of the total voting power, and the merger, consolidation or sale, lease or exchange of assets authorized thereby be effected, the corporation shall promptly thereafter give written notice thereof to each shareholder who filed such written objection to, and voted his shares against, such action, at such shareholder's last address on the corporation's records.

                (b)    An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

1

        (2)    Each such shareholder may, within twenty days after the mailing of such notice to him, but not thereafter, file with the corporation a demand in writing for the fair cash value of his shares as of the day before such vote was taken; provided that he state in such demand the value demanded, and a post office address to which the reply of the corporation may be sent, and at the same time deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, the certificates representing his shares, duly endorsed and transferred to the corporation upon the sole condition that said certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of this Section. With his demand the shareholder shall deliver to the corporation, the written acknowledgment of such bank or trust company that it so holds his certificates of stock.

        (3)    Unless the objection, demand, and acknowledgment are made and delivered by the shareholder within the period limited in Paragraphs (1) and (2), he shall conclusively be presumed to have acquiesced in the corporate action proposed or taken.

        (4)    In the case of a merger pursuant to R.S. 12:112(G), the dissenting shareholder need not file an objection with the corporation nor vote against the merger, but need only file with the corporation within twenty days after a copy of the merger certificate was mailed to him, a demand in writing for the cash value of his shares as of the day before the certificate was filed with the secretary of state, state in such demand the value demanded and a post office address to which the corporation's reply may be sent, deposit the certificates representing his shares in escrow as provided in Paragraph (2), and deliver to the corporation with his demand the acknowledgment of the escrow bank or trust company as prescribed in Paragraph (2).

        D.    If the corporation does not agree to the value so stated and demanded, or does not agree that a payment is due, it shall, within twenty days after receipt of such demand and acknowledgment, notify in writing the shareholder, at the designated post office address, of its disagreement, and shall state in such notice the value it will agree to pay if any payment should be held to be due; otherwise it shall be liable for, and shall pay to the dissatisfied shareholder, the value demanded by him for his shares.

        E.    In case of disagreement as to such fair cash value, or as to whether any payment is due, after compliance by the parties with the provisions of subsections C and D of this section, the dissatisfied shareholder, within sixty days after receipt of notice in writing of the corporation's disagreement, but not thereafter, may file suit against the corporation, or the merged or consolidated corporation, as the case may be, in the district court of the parish in which the corporation or the merged or consolidated corporation, as the case may be, has its registered office, praying the court to fix and decree the fair cash value of the dissatisfied shareholder's shares as of the day before such corporate action complained of was taken, and the court shall, on such evidence as may be adduced in relation thereto, determine summarily whether any payment is due, and, if so, such cash value, and render judgment accordingly. Any shareholder entitled to file such suit may, within such sixty-day period but not thereafter, intervene as a plaintiff in such suit filed by another shareholder, and recover therein judgment against the corporation for the fair cash value of his shares. No order or decree shall be made by the court staying the proposed corporate action, and any such corporate action may be carried to completion notwithstanding any such suit. Failure of the shareholder to bring suit, or to intervene in such a suit, within sixty days after receipt of notice of disagreement by the corporation shall conclusively bind the shareholder (1) by the corporation's statement that no payment is due, or (2) if the corporation does not contend that no payment is due, to accept the value of his shares as fixed by the corporation in its notice of disagreement.

2

        F.    When the fair value of the shares has been agreed upon between the shareholder and the corporation, or when the corporation has become liable for the value demanded by the shareholder because of failure to give notice of disagreement and of the value it will pay, or when the shareholder has become bound to accept the value the corporation agrees is due because of his failure to bring suit within sixty days after receipt of notice of the corporation's disagreement, the action of the shareholder to recover such value must be brought within five years from the date the value was agreed upon, or the liability of the corporation became fixed.

        G.    If the corporation or the merged or consolidated corporation, as the case may be, shall, in its notice of disagreement, have offered to pay to the dissatisfied shareholder on demand an amount in cash deemed by it to be the fair cash value of his shares, and if, on the institution of a suit by the dissatisfied shareholder claiming an amount in excess of the amount so offered, the corporation, or the merged or consolidated corporation, as the case may be, shall deposit in the registry of the court, there to remain until the final determination of the cause, the amount so offered, then, if the amount finally awarded such shareholder, exclusive of interest and costs, be more than the amount offered and deposited as aforesaid, the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against such shareholder.

        H.    Upon filing a demand for the value of his shares, the shareholder shall cease to have any of the rights of a shareholder except the rights accorded by this section. Such a demand may be withdrawn by the shareholder at any time before the corporation gives notice of disagreement, as provided in subsection D of this section. After such notice of disagreement is given, withdrawal of a notice of election shall require the written consent of the corporation. If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares, his share certificates shall be returned to him (and, on his request, new certificates shall be issued to him in exchange for the old ones endorsed to the corporation), and he shall be reinstated to all his rights as a shareholder as of the filing of his demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

Acts 1968, No. 105,§ 1. Amended by Acts 1970, No. 50,§ 12, emerg. eff. June 18, 1970, at 5:05 P.M; Acts 1975, No. 433,§1; Acts 1993, No. 983,§ 1, eff. June 25, 1993; Acts 1997, No. 914,§ 1.

3

APPENDIX F

February 11, 2004

Board of Directors
American Bancorp, Inc.
P.O. Box 1819
Opelousas, Louisiana 70571-1819

Gentlemen:

National Capital, L.L.C. ("National Capital") has been engaged to render an opinion as to the fairness, from a financial point of view, to the shareholders of American Bancorp, Inc. (the "Company") of the cash consideration to be paid under the terms of the Agreement and Plan of Merger by and between the Company and American Interim Company (the "Merger Agreement").

Under the terms of the Merger Agreement, (i) each shareholder of the Company who is not a "Qualified Shareholder" (as defined in the Merger Agreement) will receive $140.24 in cash for each share of Company stock owned as of the Determination Date (as defined in the Merger Agreement), and (ii) each shareholder of the Company who is a "Qualified Shareholder" as defined in the Merger Agreement will continue to own the same number of shares of Company stock and will receive no cash payment for his shares.

In preparing this fairness opinion, we have, among other things,

1.
reviewed the terms of the Merger Agreement, as provided to National Capital by the Company;

2.
reviewed financial statements of the Company and/or American Bank & Trust Company (the "Bank") for the ten years ended December 31, 2003, as provided to us by the Company or as otherwise publicly available from government agencies or market sources;

3.
reviewed the Bank's business plan and certain financial analyses and forecasts prepared by the management of the Bank;

4.
conducted discussions with members of senior management and representatives of the Bank concerning the business plan and projected financial condition of the Bank; and

5.
reviewed other financial studies and analyses, conducted such other investigations and took into account other matters that National Capital deemed necessary, including National Capital's assessment of general economic, market and financial conditions as well as our experience in other transactions and knowledge of the community banking industry.

P.O. Box 14720 · Baton Rouge, LA 70898-4720 · Phone 225-757-1200 · Fax 225-765-7200 · www.natcapllc.com

In preparing our opinion, we assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of the assets or liabilities of the Company or the Bank or been furnished with such evaluation or appraisal. We have also assumed that there has been no material change in the assets, financial condition, results of operations or business prospects of the Company since the date of the last financial statements made available to us.

Our opinion is necessarily based upon market, economic and other conditions as in effect on, and on the information made available to us as of, the date hereof. For the purpose of rendering this opinion, we have assumed that the merger will be consummated substantially in accordance with the terms set forth in the Merger Agreement.

We have been retained by the board of directors of the Company to act as an independent financial advisor to to the Company in connection with the merger and will receive a fee from the Company for our services, no portion of which is contingent upon the consummation of the merger or the analysis, opinions or conclusions expressed in this letter.

Our opinion does not address the merits of the underlying decision by the Company to engage in the merger and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote on the proposed merger or any other matter related thereto.

We have not considered, nor are we expressing any opinion herein with respect to, the prices at which shares of Company stock will trade at any time prior or subsequent to the completion of the merger.

On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the cash consideration to be paid to shareholders of the Company who are not "Qualified Shareholders" as defined in the Merger Agreement is fair, from a financial point of view, to the shareholders of the Company, including those shareholders who are not directors or executive officers of the Company, those shareholders who would receive cash for their shares and those shareholders who would remain shareholders following the merger.

This opinion is available for disclosure to the shareholders of the Company. Accordingly, we hereby consent to the inclusion of this opinion and the reference to our firm in the proxy statement provided to the shareholders of the Company.

Sincerely,

National Capital, L.L.C.

By:
/s/  JONATHAN W. BRIGGS
Jonathan W. Briggs
Principal

APPENDIX G

AMERICAN BANK & TRUST COMPANY
Merger Pricing Comparison

Bank & BHC Mergers Announced	between 2/10/03 & 2/9/04
With Assets	between $50 million & $250 million
Tangible Equity/Assets	between 9% & 20%
ROAA	between 0.5% & 1.5%
	ST	Assets ($ 000)	Tang Eq/ Assets (%)	ROAA (%)	ROAE (%)	NPAs/ Assets (%)	Efficiency Ratio (%)	Announce Date	Comp/ Term Date	Price/ Book (%)	Price/ Tang Book (%)	Price/ LTM Earnings (x)	Price/ Assets (%)	Price/ Deposits (%)	Premium/ Core Deposits (%)

America Bancshares Inc./Sun Country Bank	CA	162,491	9.11	1.13	13.36	0.55	63.14	4/30/03	8/21/03	180.23	182.90	14.92	16.64	18.44	9.24
American Community Bancshares/FNB Bancshares Inc.	SC	71,729	10.53	0.84	8.56	NA	69.37	11/5/03	NA	188.46	188.46	23.26	22.06	26.19	13.70
Boston Private Financial/First State Bancorp	CA	168,519	9.74	1.31	14.38	0.33	56.92	7/10/03	NA	231.98	252.08	15.03	15.81	17.88	18.52
Bourbon Bancshares Inc./Kentucky First Bancorp Inc.	KY	75,796	17.23	1.22	7.29	—	55.48	7/8/03	11/7/03	164.19	164.19	21.73	29.35	41.34	19.07
Capitol Bancorp Ltd./AEA Bancshares Inc.	WA	143,521	10.37	0.85	8.40	5.81	54.66	1/14/04	NA	176.91	176.91	27.38	16.03	18.35	13.08
Citizens First Bancorp Inc./Metro Bancorp, Inc.	MI	146,842	10.90	1.04	9.59	0.93	68.95	5/22/03	1/9/04	181.40	181.40	20.15	20.43	23.09	11.40
Community Bancshares of MS/Security Bancshares Inc.	MS	146,650	12.71	0.77	5.99	1.82	63.05	11/25/03	NA	78.93	80.70	14.27	10.23	11.84	NM
Community Capital Corp./Abbeville Capital Corporation	SC	69,109	10.19	1.28	12.71	0.06	56.55	8/19/03	NA	200.59	200.59	16.36	21.70	28.03	17.09
Harrodsburg First Fin Bancorp/Independence Bancorp	IN	102,749	10.52	1.05	9.72	0.48	73.32	1/22/04	NA	189.35	206.38	23.70	21.50	26.83	17.51
IBERIABANK Corp./Alliance Bank of Baton Rouge	LA	77,514	11.67	0.68	5.18	—	72.78	11/17/03	NA	170.99	170.99	34.46	19.96	22.88	10.51
Investor group/Snyder National Bank	TX	109,178	10.13	0.67	6.34	0.18	69.38	9/30/03	10/23/03	123.98	123.98	20.59	12.56	14.19	3.91
Inwood Bancshares Inc./WB&T Bancshares Inc.	TX	154,271	10.37	1.35	14.00	1.12	65.39	4/11/03	8/15/03	237.13	237.56	18.33	24.63	27.59	17.70
Lakeland Bancorp Inc./CSB Financial Corp.	NJ	122,229	9.46	0.95	9.97	—	73.65	3/31/03	8/25/03	293.94	293.94	31.25	27.82	32.20	23.82
Marquette Financial Companies/Valley Bancorp, Inc.	AZ	74,383	10.66	0.84	7.70	0.34	70.84	5/22/03	7/31/03	174.62	174.62	22.55	18.61	22.30	10.84
Mid-State Bancshares/Ojai Valley Bank	CA	86,185	9.09	1.21	13.18	0.47	62.66	6/30/03	10/31/03	258.39	258.39	18.56	23.49	25.93	17.53
National Penn Bancshares Inc./HomeTowne Heritage Bank	PA	123,943	11.29	0.55	4.32	—	69.54	4/30/03	12/12/03	268.75	268.75	NM	30.34	35.09	24.00
Northern States Financial Corp/Round Lake Bankcorp Inc.	IL	104,233	9.06	1.34	14.72	1.75	68.84	9/11/03	1/5/04	216.46	216.46	20.31	19.00	20.99	13.99
Northwest Financial Corp./First Heartland Bancorp	IA	87,037	9.02	1.05	11.64	0.56	64.25	8/29/03	11/10/03	167.59	167.59	NA	11.28	13.95	6.08
Prosperity Bancshares Inc./MainBancorp Inc.	TX	206,708	9.46	0.76	6.86	1.73	75.23	7/21/03	11/3/03	176.26	211.84	24.74	19.66	22.29	12.72
Sky Financial Group Inc./GLB Bancorp Inc.	OH	207,407	14.26	0.72	4.89	0.46	74.58	7/16/03	10/20/03	132.56	133.19	33.54	19.21	23.27	6.47
South Shore Savings Bank/Horizon Bank & Trust Co.	MA	126,898	9.49	0.84	8.44	0.65	59.48	7/21/03	NA	152.83	152.83	20.94	15.87	20.10	9.78
Union Bankshares Corp./Guaranty Financial Corp.	VA	197,075	10.05	1.01	9.88	—	75.47	12/19/03	NA	267.79	267.79	28.02	27.44	30.80	20.57
Univest Corp. of Pennsylvania/Suburban Community Bank	PA	85,534	11.20	1.02	9.42	—	70.56	5/16/03	10/4/03	251.90	251.90	28.14	28.22	37.46	24.62
Wintrust Financial Corp./Advantage National Bancorp	IL	104,333	9.00	0.54	6.07	—	89.98	7/2/03	10/1/03	229.09	229.09	NM	20.62	23.23	15.75
Median		115,704	10.28	0.98	8.99	0.46	69.16			184.93	194.53	21.73	20.20	23.16	13.99
American Bank & Trust Company		100,781	13.95	1.05	7.21	0.03	71.54

APPENDIX H

        SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Fiscal Year Ended December 31, 2003	Commission File Number 0-11928
AMERICAN BANCORP, INC. (Exact name of registrant as specified in its charter)
Louisiana (State or other jurisdiction of incorporation or organization)	72-0951347 (I.R.S. Employer Identification No.)
321 East Landry Street Opelousas, Louisiana 70570 (Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, including area code: (337) 948-3056
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, $5.00 Par Value (Title of Class)

        Indicate by check mark whether the registrant: (l) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

        Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

        Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes [ ] No [X]

        The aggregate market value of the voting stock as of December 31, 2003 held by non-affiliates* of the registrant: $6,752,524.

        The number of shares outstanding of each of the issuer's classes of common stock, as of December 31, 2003: Common Stock, $5.00 Par Value, 115,987 shares outstanding.

Documents Incorporated by Reference

        Portions of the annual shareholders' report for the year ended December 31, 2003 are incorporated by reference into Parts I and II.

1

PART I
Item 1. Business	3
Item 2. Properties	12
Item 3. Legal Proceedings	12
Item 4. Submission of Matters to a Vote of Security Holders	12
PART II
Item 5. Market for Registrant's Common Stock and Related Security Holder Matters	13
Item 6. Selected Financial Data	13
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations	14
Item 7a. Quantitative and Qualitative Disclosure About Market Risk	14
Item 8. Financial Statements and Supplementary Data	14
Item 9. Changes in and Disagreements in Accounting and Financial Disclosure	14
Item 9a. Controls and Procedures	14
PART III
Item 10. Directors and Executive Officers	15
Item 11. Executive Compensation	17
Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	19
Item 13. Certain Relationships and Related Transactions	19
Item 14. Principal Accountant Fees and Services	20
Part IV
Item 15. Exhibits, Financial Statement Schedules, and Reports on Form 8-K	20
Signatures	22
EXHIBIT INDEX	23
2003 Annual Report to Shareholders
Consent of Independent Auditors
Certification of Principal Executive Officer
Certification of Principal Financial Officer
Certification of Chief Executive Officer
Certification of Chief Financial Officer
Disclosure of Approval
Disclosure on Controls by Executive Officer
Disclosure on Controls by Financial Officer

*
For purposes of the computation, shares owned by Executive Officers, Directors, 5% shareholders and shares by non-affiliates whose voting rights have been assigned to Directors have been excluded.

2

PART I

Item 1. Business

        American Bancorp, Inc. (the Company) was incorporated under the laws of the State of Louisiana in 1982. On October 1, 1983, American Bank and Trust Company (the Bank) was reorganized as a subsidiary of the Company. Prior to October 1, 1983, the Company had no material activity. The Company is currently engaged, through its subsidiary, in banking and related business. The Bank is the Company's principal asset and primary source of revenue.

The Bank

        The Bank, incorporated under the State Banking Laws on August 1, 1958 is in the business of gathering funds by accepting checking, savings, and other time-deposit accounts and reemploying these by making loans and investing in securities and other interest-bearing assets. The Bank is a full service commercial bank. Some of the major services which it provides include checking, NOW accounts, Money Market checking, savings, and other time deposits of various types, loans for business, agriculture, real estate, personal use, home improvement, automobile, and a variety of other types of loans and services including letters of credit, safe deposit boxes, bank money orders, wire transfer facilities, and electronic banking facilities.

        The Company's primary assets are loans. At December 31, 2003, loans represented 39% of the Company's total assets.

        The reserve for loan losses is comprised of specific reserves (assessed for each loan that is reviewed for impairment or for which a probable loss has been identified), general reserves and an unallocated reserve.

        The Company continuously evaluates its reserve for loan losses to maintain an adequate level to absorb loan losses inherent in the loan portfolio. Reserves on loans identified as impaired are based on discounted expected cash flows using the loan's initial effective interest rate, the observable market value of the loan or the fair value of the collateral for certain collateral-dependent loans. Factors contributing to the determination of specific reserves include the financial condition of the borrower, changes in the value of pledged collateral and general economic conditions. General reserves are established based on historical charge-offs considering factors which include risk, industry concentration and loan type, with the most recent charge-off experience weighted more heavily. The unallocated reserve, which is judgmentally determined, generally serves to compensate for the uncertainty in estimating loan losses, particularly in times of changing economic conditions, and considers the possibility of improper risk ratings and possible over or under allocations of specific reserves. It also considers the lagging impact of historical charge-off ratios in periods where future charge-offs are expected to increase or decrease significantly. The results of reviews performed by external examiners are also considered.

        The State of Louisiana, through its various departments and agencies, deposits public funds with the Bank. However, as of December 31, 2003, the State of Louisiana did not have any funds on deposit with the Bank.

Competition

        The Bank's general market area is in St. Landry Parish, which has a population of approximately 81,939. Its primary market is Opelousas, which has a population of approximately 19,540, and has experienced little population growth over the past several years.

3

        The commercial banking business in St. Landry Parish is highly competitive. The Depository Institutions Deregulation and Monetary Control Act of 1980 and the Garn-St. Germain Depository Institutions Act of 1982 have eliminated most, if not all, substantive distinctions between the services of commercial banks and thrift institutions. The Bank competes with two banks and two savings and loan institutions located in St. Landry Parish. The following is a list of banks and savings associations in this market with the total deposits and assets as of December 31, 2003.

	Assets	Deposits
	(In thousands of dollars)
First Federal Savings & Loan	$69,521	$48,819
Washington State Bank	$83,798	$69,894
American Bank and Trust Company	$100,858	$85,629
St. Landry Homestead	$184,672	$145,335
St. Landry Bank and Trust Company	$234,991	$201,764

        In addition to the institutions listed above, further competition is provided by banks and other financial institutions located in Lafayette, Louisiana, which is 20 miles south of Opelousas and Baton Rouge, Louisiana, the state capital, which is 60 miles east of St. Landry Parish.

Supervision and Regulation

        The financial services industry is extensively regulated under both federal and state law. The Company is subject to regulation and examination by the Board of Governors of the Federal Reserve System (FRB) and the Federal Reserve Bank of Atlanta. The Bank is subject to regulation and examination by the Louisiana Office of Financial Institutions. The Company is subject to the Bank Holding Company Act (BHCA), which requires the Company to obtain the prior approval of the FRB to acquire a significant equity interest in any banks or bank holding companies. Under the provisions of the Gramm-Leach-Bliley Act (GLBA), the Company is eligible to engage in nonbanking activities which are financial in nature by notifying, or in certain cases obtaining the prior approval of, the FRB. Under the GLBA, subsidiaries of financial holding companies engaged in nonbank activities would be supervised and regulated by the federal and state agencies which normally supervise and regulate such functions outside of the financial holding company context. Although the FRB continues to be the primary "umbrella" regulator of financial holding companies, the GLBA limits the ability of the FRB to order a financial holding company subsidiary which is regulated by the SEC or a state insurance authority to provide funds or assets to an affiliated depository institution under the FRB's "source of strength" doctrine.

        The Bank is subject to a number of laws regulating depository institutions, including the Federal Deposit Insurance Corporation Improvement Act of 1991 which expanded the regulatory and enforcement powers of the federal bank regulatory agencies, required that these agencies prescribe standards relating to internal controls, information systems, internal audit systems, loan documentation, credit underwriting, interest rate exposure, asset growth, compensation, fees and benefits, and mandated annual examination of banks by their primary regulators. The Bank is also subject to a number of consumer protection laws and regulations of general applicability. In addition, President Bush has signed into law the USA Patriot Act, which is designed to identify, prevent and deter international money laundering and terrorist financing. The President also signed the Sarbanes-Oxley Act of 2002 which is directed towards improving financial reporting.

4

        The banking industry is affected by the monetary and fiscal policies of the FRB. An important function of the FRB is to regulate the national supply of bank credit to moderate recessions and to curb inflation. Among the instruments of monetary policy used by the FRB to implement its objectives are: open-market operations of U.S. Government securities, changes in the discount rate and the federal funds rate (which is the rate banks charge each other for overnight borrowings) and changes in reserve requirements on bank deposits.

        The Board of Directors of the Company have no present plans or intentions to cause the Company to engage in any substantial business activity which would be permitted to it under the Act or the Louisiana Act but which is not permitted to the Bank; however, a significant reason for formation of the one-bank holding company is to take advantage of the additional flexibility afforded by that structure if the Board of Directors of the Company concludes that such action would be in the best interest of stockholders.

        During 2003, the average number of full-time equivalent employees at the Bank was 45. This includes the officers of the Company that are listed under Item 10 below.

        There are no unions or bargaining units that represent the employees of the Bank. The relation between management and employees is considered to be good.

Statistical Information

        The following tables contain additional information concerning the business and operations of the Registrant and its subsidiary and should be read in conjunction with the Consolidated Financial Statements of the Registrant and Management's Discussion and Analysis of Financial Condition and Results of Operations. The 2003 Annual Report to Shareholders is incorporated herein by reference under Items 5, 6, 7, 7a, and 8.

Investment Portfolio

        The following table sets forth the carrying amount of Investment Securities at the dates indicated (in thousands of dollars):

	December 31,
	2003	2002	2001
Securities held to maturity:
U.S. Treasury	$1,600	$2,104	$2,306

Securities available for sale:
Mortgage-backed securities	$9,286	$8,724	$9,133
U.S. Government Agencies	17,415	16,199	14,290
State and Political subdivisions	15,722	12,614	11,477
Equity securities	184	184	149

	$42,607	$37,721	$35,049

5

        The following tables set forth the maturities of investment securities at December 31, 2003, 2002, and 2001 and the weighted average yields of such securities (in thousands of dollars):

	December 31, 2003
	Within One Year		After One But Within Five Years		After Five But Within Ten Years		After Ten Years
	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
Securities held to maturity:
U.S. Treasury	$1,600	3.15%	$-0-	—%	$-0-	—%	$-0-	—%

Securities available for sale:
U.S. Government Agencies	501	5.37%	13,038	3.22%	3,876	4.74%	—	—%
Mortgage-backed securities	65	5.10	3,051	2.23	5,631	4.51	539	6.60
State and Political Subdivisions*	1,276	5.91	9,473	6.44	4,491	6.12	482	7.28
Equity securities	184	—	—	—	—	—	—	—

Total available for sale	2,026	5.21%	25,562	4.30%	13,998	5.09%	1,021	6.92%

Total securities	$3,626	4.30%	$25,562	4.30%	$13,998	5.09%	$1,021	6.92%

	December 31, 2002
	Within One Year		After One But Within Five Years		After Five But Within Ten Years		After Ten Years
	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
Securities held to maturity:
U.S. Treasury	$503	4.35%	$1,602	3.15%	$—	—%	—	—%
U.S. Government Agencies	—	—	—	—	—	—	—	—

Total held to maturity	503	4.35	1,602	3.15	-0-	—	-0-	—

Securities available for sale:
U.S. Government Agencies	12,683	4.34%	3,515	5.39%	—	—	—	—
Mortgage-backed securities	327	5.89	7,895	5.49	502	4.20	—	—
State and Political Subdivisions*	1,689	6.55	7,830	7.20	3,095	7.55	—	—
Equity securities	184	—	—	—	—	—	—	—

Total available for sale	14,883	4.57%	19,240	6.17%	3,597	7.08%	-0-	—%

Total securities	$15,386	4.56%	$20,842	5.94%	$3,597	7.08%	$-0-	—%

6

	December 31, 2001
	Within One Year		After One But Within Five Years		After Five But Within Ten Years		After Ten Years
	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
Securities held to maturity:
U.S. Treasury	$1,799	6.61%	$507	4.35%	$—	—%	$—	—%
U.S. Government Agencies	—	—	—	—	—	—	—	—

Total held to maturity	1,799	6.61	507	4.35	-0-	—	-0-	—

Securities available for sale:
U.S. Government Agencies	—	—	11,269	5.84	3,021	6.08	—	—
Mortgage-backed securities	28.71		2,417	5.36	3,766	6.16	2,948	6.61
State and Political Subdivisions*	976	6.83	5,976	7.21	4,108	7.34	417	8.98
Equity securities	149	—	—	—	—	—	—	—

Total available for sale	1,127	6.83	19,662	6.14	10,895	6.62	3,365	7.03

Total securities	$2,926	6.69%	$20,169	6.10%	$10,895	6.62%	$3,365	7.03%

*
Weighted average yields have been computed on a fully tax-equivalent basis assuming a rate of 34% for 2003, 2002 and 2001.

Loan Portfolio

        Loans outstanding at the indicated dates are shown in the following table according to type of loan (in thousands of dollars):

	December 31,
	2003	2002	2001	2000	1999
Commercial, financial and agricultural	$8,873	$8,288	$6,738	$6,946	$7,326
Real estate construction	937	1,750	1,690	539	949
Real estate mortgage	24,101	24,906	23,604	20,052	15,809
Installment	6,061	5,614	5,719	5,122	4,748

Total	39,972	40,558	37,751	32,659	28,832
Less:
Allowance for possible loan losses	(667)	(627)	(605)	(579)	(579)
Unearned income	—	—	—	—	—

	$39,305	$39,931	$37,146	$32,080	$28,253

7

Selected Loan Maturities

        The following table shows selected categories of loans outstanding as of December 31, 2003 which, based on remaining scheduled repayments of principal, are due in the amounts indicated. Also, the amounts are classified according to the sensitivity to the changes in interest rates (in thousands).

	Maturing
	One Year or Less (1)	Over One to 5 Years	Over 5 Years	Total
Maturity of Loans:
Commercial, financial and agricultural	$6,989	$1,884	$—	$8,873
Real estate mortgage and construction	5,540	18,201	1,297	25,038

Total	$12,529	$20,085	$1,297	$33,911

Interest Rate Sensitivity of Loans:
With predetermined interest rates	$6,853	$20,083	$1,297	$28,233
With floating interest rates (2)	5,676	2	—	5,678

Total	$12,529	$20,085	$1,297	$33,911

(l)
Includes demand loans, loans having no stated schedule of repayments and no stated maturity and overdrafts.

(2)
The floating interest rate loans generally fluctuate according to a formula based on a prime rate.

        The following table presents information concerning the aggregate amount of nonperforming loans. Nonperforming loans comprise: (a) loans accounted for on a nonaccrual basis; (b) loans contractually past due ninety days or more as to interest or principal payments [but not included in the nonaccrual loans in (a) above]; (c) other loans whose terms have been restructured to provide a reduction or deferral of interest or principal because of a deterioration in the financial position of the borrower [exclusive of loans in (a) or (b) above]; and (d) loans now current where there are serious doubts as to the ability of the borrower to comply with present loan requirement terms (in thousands of dollars).

	December 31,
	2003	2002	2001	2000	1999
Loans accounted for on a nonaccrual basis	$12	$3	$8	$—	$70
Restructured loans which are not on nonaccrual	—	—	24	34	39

	12	3	32	34	109
Other real estate and repossessed assets received in complete or partial satisfaction of loan obligations	—	—	—	—	—

Total nonperforming assets	$12	$3	$32	$34	$109

Loans contractually past due 90 days or more as to principal or interest, but which were not on nonaccrual	$-0-	$4	$16	$11	$8

        At December 31, 2003, the recorded investment in loans that were considered to be impaired under SFAS No. 114 was $12,000, with the related allowance for loan losses of $-0-.

8

        The effect of nonperforming loans on interest income has not been substantial in the past five years. Had interest been accrued on the nonperforming loans, interest income would have been recorded in the amount of $400, $200, $500, $3,857 and $9,501 for the years 2003, 2002, 2001, 2000 and 1999, respectively. Interest income in the amount of $-0-, $-0-, $-0-, $2,490 and $2,733 on nonperforming loans during 2003, 2002, 2001, 2000 and 1999, respectively, was recorded.

        At December 31, 2003, 2002, 2001, 2000 and 1999, there were no significant commitments to lend additional funds to debtors whose loans were considered to be nonperforming.

        The Bank places loans on nonaccrual when the borrower is no longer able to make periodic interest payments due to a deterioration of the borrowers financial condition.

        At December 31, 2003, the Bank has an insignificant amount of loans for which payments are current, but the borrowers are experiencing financial difficulties. These loans are subject to constant management attention, and their classification is reviewed on a monthly basis.

Summary of Loan Loss Experience

        The following table summarizes loan balances at the end of each period and average loans based on daily average balances for 2003, 2002, 2001, 2000, and 1999; changes in the allowance for possible loan losses arising from loans charged off and recoveries on loans previously charged off by loan category; and additions to the allowance which have been charged to expense (in thousands of dollars):

	Year Ended December 31,
	2003	2002	2001	2000	1999
Amount of loans outstanding at end of period	$39,972	$40,558	$37,751	$32,659	$28,832

Average amount	$39,995	$38,959	$35,534	$29,974	$26,880

9

Allowance for Possible Loan Losses (In thousands of dollars)

	Year Ended December 31,
	2003	2002	2001	2000	1999
Beginning balance	$627	$605	$579	$579	$596
Provision charged against income	42	42	42	11	—

	669	647	621	590	596

Charge-offs:
Commercial, financial and agricultural loans	—	—	(3)	(3)	(13)
Real estate mortgage loans	(1)	(4)	—	—	—
Real estate construction loans	—	—	—	—	—
Installment loans	(6)	(16)	(15)	(8)	(7)

Total charge-offs	(7)	(20)	(18)	(11)	(20)

Recoveries:
Commercial, financial and agricultural loans	—	—	—	—	—
Real estate mortgage loans	—	—	—	—	—
Real estate construction loans	—	—	—	—	—
Installment loans	5	—	2	—	3

Total recoveries	5	-0-	2	-0-	3

Net (charge-offs) recoveries	(2)	(20)	(16)	(11)	(17)

Ending balance	$667	$627	$605	$579	$579

	Year Ended December 31,
	2003	2002	2001	2000	1999
Ratio of net (charge-offs) recoveries during the period to average loans outstanding during the period	(.00)%	(.05)%	(.05)%	(.04)%	(.06)%

        The allowance for possible loan losses has been allocated according to the amount deemed to be reasonably necessary to provide for the possibility of losses being incurred within the following categories of loans at the date indicated:

Allocation of Allowance for Possible Loan Losses (In thousands of dollars)

	December 31, 2003		December 31, 2002
	Allowance	% of Loans Outstanding to Total Loans	Allowance	% of Loans Outstanding to Total Loans
Commercial, financial and agricultural loans	$166	22.20%	$156	20.44%
Real estate construction	11	2.34	14	4.31
Real estate mortgage loans	266	60.30	249	61.41
Installment loans	224	15.16	208	13.84

	$667	100.00%	$627	100.00%

10

	December 31, 2001		December 31, 2000
	Allowance	% of Loans Outstanding to Total Loans	Allowance	% of Loans Outstanding to Total Loans
Commercial, financial and agricultural loans	$113	17.85%	$115	21.27%
Real estate construction	8	4.48	4	1.65
Real estate mortgage loans	257	62.53	236	61.40
Installment loans	227	15.14	224	15.68

	$605	100.00%	$579	100.00%

	December 31, 1999
	Allowance	% of Loans Outstanding to Total Loans
Commercial, financial and agricultural loans	$120	25.41%
Real estate construction	5	3.29
Real estate mortgage loans	238	54.83
Installment loans	216	16.47

	$579	100.00%

Deposits

        The average amount of deposits, using daily average balances for 2003, 2002, and 2001, is summarized for the periods indicated in the following table (in thousands of dollars):

	Year December 31,
	2003	2002	2001
Non-interest bearing demand deposits	$31,804	$28,824	$27,114
Interest bearing demand deposits	15,058	13,675	11,158
Savings deposits	11,779	11,559	10,375
Time deposits	23,353	24,595	22,677

	$81,994	$78,653	$71,324

Maturities of Large-Denomination Certificate of Deposits

        The following table provides the maturities of time certificates of deposit of the Bank in amounts of $100,000 or more (in thousands):

	2003	2002	2001
Maturing in:
3 months or less	$6,852	$6,014	$4,387
Over 3 months less than 6 months	1,229	1,379	2,413
Over 6 months less than 12 months	1,204	729	511
Over 12 months	—	—	—

Total	$9,285	$8,122	$7,311

11

Short-Term Borrowing

        The Company did not have any short-term borrowing during the last three years ended December 31, 2003.

Return on equity and assets

        The ratio of Net Income to Average Shareholders' Equity and to Average Total Assets, and certain other ratios, are as follows:

	Year December 31,
	2003	2002	2001
Percentage of net income to:
Average total assets	1.00%	1.38%	1.35%
Average shareholders' equity	7.02%	9.80%	9.59%
Percentage of dividends declared per common share to net income per common share	23.78%	21.83%	20.60%
Percentage of average shareholders' equity to daily average total assets	14.31%	14.04%	14.13%

Forward-Looking Statements

        Statements in this Report Form 10-K that are not historical facts should be considered forward-looking statements with respect to the Company. Forward-looking statements of this type speak only as of the date of this 10-K. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, asset quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information, or for any other reason.

Item 2. Properties

        The main office of the Company and the Bank are presently located at 321 East Landry Street, Opelousas, Louisiana, in the downtown business district. The Bank leases three branch sites. The building in which the main office is located is free of all mortgages.

        For information with respect to the Company obligations under its lease commitments, see Note 9 to the Consolidated Financial Statements, which are incorporated herein by reference under Item 8.

Item 3. Legal Proceedings

        The Company is not involved in any legal actions; however, there are presently pending by the Bank a number of legal proceedings. It is the opinion of management that the resulting liability, if any, from these actions and other pending claims will not materially affect the consolidated financial statements.

Item 4. Submission of Matters to a Vote of Security Holders

        No matters were submitted during the fourth quarter of the fiscal year covered by this report to a vote of security holders, through the solicitation of proxies or otherwise.

12

PART II

Item 5. Market for Registrant's Common Stock and Related Security Holder Matters

MARKET PRICE AND DIVIDENDS DECLARED

Year	Quarter	High	Low	Dividends Per Share
2003	First	$88	$88	$—
	Second	89	89	—
	Third	91	91	—
	Fourth	92	92	2.00
2002	First	$79	$79	$—
	Second	79	79	—
	Third	85	85	—
	Fourth	89	89	2.40

        Note: The primary market area for American Bancorp, Inc.'s common stock is the Opelousas, Louisiana area with American Bank and Trust Company acting as registrar and transfer agent. There were approximately 503 shareholders of record at December 31, 2003.

        Source of market price—American Bank & Trust Company acts as the transfer agent for the Company. The stock is thinly traded and the price ranges are based on stated sales price to the transfer agent, which does not represent all sales.

Restrictions On Cash Dividends Payable By The Registrant:

        The only source of funds by the Company to pay dividends is dividends paid by the Subsidiary Bank, the payment of which is restricted by applicable federal and state statutes.

        Federal bank regulatory authorities have authority under the Financial Institutions Supervisory Act to prohibit a bank from engaging in an unsafe or unsound practice. The payment of a dividend by the Bank could, depending upon the financial condition of the Bank and other factors be deemed an unsafe or unsound practice.

        Applicable Louisiana law prohibits a state bank subsidiary from paying a dividend if its surplus remaining after payment of the dividend would be less than half the aggregate par value of its outstanding stock. In addition, a state bank subsidiary is required to obtain the prior approval of the Commissioner of Financial Institutions of Louisiana before declaring or paying a dividend in a given year if the total of all dividends declared or paid during that year would exceed the total of its net profits for that year combined with the net profits from the immediately preceding year less dividends paid during these periods.

Item 6. Selected Financial Data

        The information called for by Item 6 is included in Registrant's Annual Report on page 4 in the Section titled "Summary of Operations for the Last Five Years" and is incorporated herein by reference.

13

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

        The information called for by Item 7 is included in the Registrant's Annual Report in the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and is incorporated herein by reference.

Item 7a. Quantitative and Qualitative Disclosure About Market Risk

        The information called for by Item 7a is included in Registrant's Annual Report on pages 9 and 10 in the Section titled "Market Risk" and is incorporated herein by reference.

Item 8. Financial Statements and Supplementary Data

        The following consolidated financial statements of the Registrant and its subsidiary included on pages 29 through 60 in the Annual Report are incorporated herein by reference:

  Independent Auditors' Report

  Consolidated Balance Sheets—December 31, 2003 and 2002

  Consolidated Statements of Income—Years Ended December 31, 2003, 2002, and 2001

  Consolidated Statements of Shareholders' Equity—Years Ended December 31, 2003, 2002, and 2001

  Consolidated Statements of Cash Flows—Years Ended December 31, 2003, 2002, and 2001

  Notes to Consolidated Financial Statements

  Selected Quarterly Financial Data

Item 9. Changes in and Disagreements in Accounting and Financial Disclosure

        There have been no changes or disagreements with an independent accountant on any matter of accounting principles or practice, financial disclosure, auditing scope or procedure.

Item 9a. Controls and Procedures

          (a)   Evaluation of disclosure controls and procedures. Based on their evaluation as of a date within 90 days of the filing date of this Annual Report on Form 10-K, the registrant's principal Executive Officer and principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c) under the Securities Exchange Act of 1934 (the "Exchange Act")) are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

          (b)   Changes in internal controls. There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

14

PART III

Item 10. Directors and Executive Officers

        The Executive Officers of the Corporation are as follows:

Name	Age	Position Held
Salvador L. Diesi, Sr.	73	Chairman of the Board of the Corporation and the Bank since April 14, 1993 and President of the Corporation and the Bank since April 13, 1983.
Ronald J. Lashute	54	Secretary and Treasurer of the Corporation and Executive Vice-President and Chief Executive Officer of the Bank since March 1990; Director of the Corporation since December 1994; Chief Executive Officer of the Corporation since September 2002.
George H. Comeau	47	Chief Financial Officer of the Corporation since September 2002; Vice-President, Cashier and Chief Financial Officer of the Bank since March 2001.

        Executive Officers are chosen by the Board of Directors to hold office at the pleasure of the Board. Both Mr. Salvador L. Diesi, Sr. and Mr. Ronald J. Lashute have been officers of the Corporation and the Bank for more than five (5) years. Mr. Comeau has been an Executive Officer of the Corporation and the Bank for less than five (5) years.

        The family relationships among the Executive Officers of the Corporation are indicated in the list of Directors.

15

        The following table lists the current Directors of the Company, their principal occupation for the last five (5) years and the beneficial ownership (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of the Company's outstanding common stock of each.

				Shares (6) Beneficially Owned as of February 19, 2004
		Principal Occupation or Employment and Business Experience During Past 5 Years
			First Elected Director
Name and Address	Age			Number	Percentage
Jasper J. Artall, Sr.(7) Post Office Box 201 Melville, LA 71353	62	Farmer	1998	447.4%
J. C. Diesi (1,3,7) 115 W. Smiley Street Opelousas, LA 70570	83	President of Diesi Pontiac-Cadillac- Buick, Inc., (Automobile Dealer and Service)	1958	9,622	8.3%
Salvador L. Diesi, Sr. (1,2,3,4,8) 1327 Dietlein Blvd. Opelousas, LA 70570	73	Chairman of the Board and President of the Corporation and the Bank; investor in and operator of Little Capitol of Louisiana, Inc. (Gas Station, Convenience Store and Video Poker); commercial real estate investor; investor in farming interest; and attorney at law	1973	15,621	13.5%
Alvin A. Haynes, II(7) P.O. Box 1378 Opelousas, LA 70570	56	President of Williams Funeral Home, Inc.; President of Williams Progressive Insurance Company; President of Haynes Family Funerals, Inc.; Owner of Flowers Galore	2003	231.2%
Charles R. Jagneaux(7) P.O. Box 237 Opelousas, LA 70570	57	Clerk of Court, St. Landry Parish	2003	241.2%
Ronald J. Lashute (2,3,5,8) 649 Southwood Drive Opelousas, LA 70570	54	Executive Vice-President of the Bank, Chief Executive Officer of the Bank and the Corporation, and Secretary and Treasurer of the Corporation	1994	16,428	14.2%

Total for Directors (six (6) persons)				42,590	36.8%

(1)
J.C. Diesi is Salvador L. Diesi, Sr.'s uncle.
(2)
Executive Officer of the Corporation who participates in major policy making functions.
(3)
Ronald J. Lashute is a cousin of Salvador L. Diesi, Sr. and a nephew of J.C. Diesi.
(4)
Of the 15,621 shares of common stock beneficially owned by Salvador L. Diesi, Sr., 10,534 shares (9.1% of the Corporation's outstanding common stock) are owned at record by corporations of which Mr. Diesi owns 51% or more.
(5)
Of the 16,428 shares of common stock beneficially owned by Ronald J. Lashute, 16,000 shares (13.8% of the Corporation's outstanding common stock) are owned at record by The Diesi Family Trust. Mr. Ronald J. Lashute is the trustee of The Diesi Family Trust. The trust document gives Mr. Lashute sole voting authority with respect to the shares of the Corporation's common stock held by the trust and authorizes him to distribute dividends in respect to shares of such stock. The trust provides that, as to each beneficiary, it will remain in effect for the life of the beneficiary or the maximum period allowed by Louisiana law, whichever is longer. See Item 12 of this Form 10-K for additional information regarding the trust.
(6)
All figures represent the number or percentage of outstanding shares of common stock.
(7)
Owns shares of common stock directly.
(8)
Owns shares of common stock directly and indirectly.

16

Item 11. Executive Compensation

        Directors Fees.    Directors of the Corporation received a board fee of $200 per month in 2003 for their services as Directors of the Corporation. In 2003, each Director of the Bank received a board fee of $650 per month for their services as Directors of the Bank. In addition, each Director of the Bank received a cash bonus of $3,750 in 2003. Directors serving on the Bank's Loan Discount Committee received an additional $150 per month in 2003 for their services on that committee.

        Compensation.    The following table sets forth all compensation paid, distributed or accrued for the account of the persons listed below for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 by the Bank to the Executive Officers of the Corporation and the Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Positions	Year	Annual Compensation Salary and Director Fees($)		Bonus ($)(1)	Other Annual Compensation($)(2)	All Other Compensation($)
Salvador L. Diesi, Sr., Chairman of the Board and President of the Corporation and the Bank	2003 2002 2001	36,600 39,810 40,610	(4) (5) (6)	3,850 3,900 3,300	— — —	124 106 198	(3) (3) (3)
Ronald J. Lashute, Executive Vice-President of the Bank, Chief Executive Officer of the Bank and the Corporation, and Secretary and Treasurer of the Corporation	2003 2002 2001	94,261 95,783 89,397	(7) (8) (9)	9,600 12,650 10,100	— — —	15,297 12,279 10,818	(12) (13) (14)
George H. Comeau, Vice-President and Cashier of the Bank and Chief Financial Officer of the Corporation and the Bank	2003 2002 2001	65,181 63,483 50,962	(10) (11)	7,100 9,150 7,600	— — —	397 326 283	(3) (3) (3)

(1)
The Bank had a cash bonus plan in 2003, 2002 and 2001, whereby a bonus was declared by the Board of Directors. The total amount of the bonus paid to all eligible employees of the Bank was $95,334, $109,081 and $70,848, respectively, for those years. In addition, cash bonuses of $3,750 in 2003, $3,750 in 2002 and $3,200 in 2001 were paid to each Director of the Bank, except that, in 2002, one (1) Director received $1,800. Cash bonuses paid to the Executive Officers of the Bank are noted in the table above.

(2)
No amounts for perquisites and other personal benefits, such as company automobiles, which may accrue to the named Executive Officers and which, in the opinion of management, are job-related and appropriate in connection with the conduct of the Corporation's and the Bank's affairs, are shown. The aggregate amount of such compensation does not exceed ten percent (10%) of the total annual salary and bonus reported for the named Executive Officer and no such compensation for any officer exceeds twenty-five percent (25%) of the total perquisites and other personal benefits accruing to such officer.

(3)
Represents term life insurance premiums paid by the Bank.

17

(4)
This amount includes $810 that was contributed by the Bank for the account of Mr. Diesi in accordance with the terms of a 401(k) Plan established by the Bank for the benefit of its employees in January 1993 (the 401(k) Plan).

(5)
This amount includes $810 that was contributed to the Bank for the account of Mr. Diesi in accordance with the terms of the 401(k) Plan.

(6)
This amount includes $810 that was contributed by the Bank for the account of Mr. Diesi in accordance with the terms of the 401(k) Plan.

(7)
This amount includes $2,828 that was contributed by the Bank for the account of Mr. Lashute in accordance with the terms of the 401(k) Plan.

(8)
This amount includes $1,998 that was contributed by the Bank for the account of Mr. Lashute in accordance with the terms of the 401(k) Plan.

(9)
This amount includes $2,012 that was contributed by the Bank for the account of Mr. Lashute in accordance with the terms of the 401(k) Plan.

(10)
This amount includes $1,956 that was contributed by the Bank for the account of Mr. Comeau in accordance with the terms of the 401(k) Plan.

(11)
This amount includes $945 that was contributed by the Bank for the account of Mr. Comeau in accordance with the terms of the 401(k) Plan.

(12)
This amount includes $14,689 of deferred compensation accrued under a supplemental executive retirement plan established by the Bank on September 1, 1995. This amount also includes $608 in term life insurance premiums paid by the Bank.

(13)
This amount includes $11,757 of deferred compensation accrued under a supplemental executive retirement plan and $522 in term life insurance premiums paid by the Bank.

(14)
This amount includes $10,238 of deferred compensation accrued under a supplemental executive retirement plan and $580 in term life insurance premiums paid by the Bank.

18

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

        The following table sets forth, as of February 19, 2004, information concerning the beneficial ownership of voting stock of American Bancorp, Inc., by persons who are known to the Corporation to be beneficial owners of more than five percent (5%) of the Corporation's outstanding shares of voting common stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class of Shares Owned
Common Stock	Salvador L. Diesi, Sr. 1327 Dietlein Blvd. Opelousas, LA 70570	15,621 Shares Direct and Indirect(1)	13.5%
Common Stock	J.C. Diesi 115 W. Smiley Street Opelousas, LA 70570	9,622 Shares Direct	8.3%
Common Stock	Ronald J. Lashute 649 Southwood Drive Opelousas, LA 70570	16,428 Shares Direct and Indirect(2)	14.2%

(1)
Mr. Salvador L. Diesi, Sr. directly owns 5,087 shares or 4.4% of the outstanding shares of the common stock of the Corporation. In addition, he owns 10,534 shares, which is equal to 9.1% of the outstanding shares of the Corporation, indirectly, through his associations with his business.

(2)
Mr. Ronald J. Lashute directly owns 428 shares or .4% of the outstanding shares of the common stock of the Corporation. Mr. Lashute is the trustee of The Diesi Family Trust. The trust owns 16,000 shares or 13.8% of the outstanding shares of the Corporation. The trust is for the benefit of the grandchildren of Frank Diesi (a former Director of the Corporation) and Marie Diesi.

Item 13. Certain Relationships and Related Transactions

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers and principal stockholders of the Corporation and of the Bank and their associates, affiliates or members of their immediate families. The transactions have been and will continue to be made on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

        In addition, the Bank has had other transactions, as indicated below, with certain directors of the Bank. Such transactions were made in the ordinary course of business and were on terms competitive with those existing in the community at the time made.

        The Bank is obligated under a lease for the South Branch location with Little Capitol of Louisiana, Inc., which corporation is owned by Salvador L. Diesi, Sr. and a trust set up by Frank Diesi (a former Director of the Bank) and Marie Diesi for the benefit of their grandchildren. For the year ended December 31, 2003, the Bank paid Little Capitol of Louisiana, Inc. $23,071 under the terms of the lease. The initial lease expired on May 31, 1997, and was then renewed through May 31, 2002, and was renewed again through May 31, 2007.

        Additionally, the Bank had its vehicles repaired by Diesi Pontiac-Cadillac-Buick, Inc. and paid an aggregate amount of $1,566 for such repairs. Mr. J.C Diesi, a Director of the Corporation and the Bank is an owner of the car dealership.

19

        During 2003, the Bank purchased a vehicle at Diesi Pontiac-Cadillac-Buick, Inc. for $24,856.

Item 14. Principal Accountant Fees and Services

        Audit Fees.    The aggregate fees billed by Broussard, Poche', Lewis & Breaux, L.L.P. for professional services rendered for the audit of the Corporation's annual financial statements for the last two (2) years and the review of the financial statements included in the Corporation's Forms 10-Q for the last two (2) fiscal years, or for services that are normally provided by Broussard, Poche', Lewis & Breaux, L.L.P. in connection with statutory and regulatory filings or engagements for those fiscal years, were $33,910 for 2003 and $43,400 for 2002.

        Tax Fees.    The aggregate fees billed by Broussard, Poche', Lewis & Breaux, L.L.P. for professional services rendered for tax compliance, tax advice and tax planning, which services comprised solely the preparation of the Corporation's federal and state tax returns, were $3,000 in 2003 and $2,400 in 2002. Financial Information Systems Design and Implementation Fees. Broussard, Poche', Lewis & Breaux, L.L.P. did not bill the Corporation for, or render, professional services related to financial information systems design or implementation for or on behalf of the Corporation during the most recent fiscal year.

        Audit-Related Fees.    The aggregate fees billed in each of the last two (2) fiscal years of the Corporation for assurance and related services by Broussard, Poche', Lewis & Breaux, L.L.P. that are or were reasonably related to the performance of the audit or review of the Corporation's financial statements and that are not reported under the caption "Audit Fees" were $-0- in 2003 and 2002.

        All Other Fees.    The aggregate fees billed for services rendered by Broussard, Poche', Lewis & Breaux, L.L.P. for services, other than those described above in "Audit Fees," "Tax Fees," and "Audit-Related Fees," were $12,725 for 2003 and $8,985 for 2002, which fees were billed in connection with reviews of the Corporation's Forms 10-K, research concerning changes of organizational status, a review of investment practices, evaluations of employee benefit plans, restatement of retirement and cafeteria plan documents and an examination of electronic data processing operations.

        Other Matters.    The Audit Committee of the Corporation has considered whether the provision of the services by Broussard, Poche', Lewis & Breaux, L.L.P., other than the services described above under "Audit Fees," is compatible with maintaining the independence of Broussard, Poche', Lewis & Breaux, L.L.P. and has determined that the provision of such services is compatible with the independence of Broussard, Poche', Lewis & Breaux, L.L.P. The percentage of the hours expended in Broussard, Poche', Lewis & Breaux, L.L.P.'s engagement to audit the Corporation's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time permanent employees of Broussard, Poche', Lewis & Breaux, L.L.P. was not in excess of fifty percent (50%).

PART IV

Item 15. Exhibits, Financial Statement Schedules, and Reports on Form 8-K

(a) 1. Financial Statements

        The following consolidated financial statements of American Bancorp, Inc. and Subsidiary, included in pages 29 through 60 of the Registrant's Annual Report are incorporated by reference in Item 8:

  Independent Auditors' Report

  Consolidated Balance Sheets—December 31, 2003 and 2002

20

  Consolidated Statements of Income—Years Ended December 31, 2003, 2002 and 2001

  Consolidated Statements of Shareholders' Equity—Years Ended December 31, 2003, 2002 and 2001

  Consolidated Statements of Cash Flows—Years Ended December 31, 2003, 2002 and 2001

  Notes to Consolidated Financial Statements

  Selected Quarterly Financial Data

(a) 2. Financial Statement Schedules

        The Schedules to the consolidated financial statements required by Article 9, and all other schedules to the financial statements of the Registrant required by Article 9 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

(a) 3. Exhibits

  (13)
  2003 Annual Report to Shareholders

  (23)
  Consent of Independent Auditors

  (31)
  Certification required by Rule 13a-14(a) or Rule 15d-14(a)

  (32)
  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b)
Reports on Form 8-K

  None

(c)
Exhibits

  The response to this portion of Item 14 is submitted as a separate section of this report.

(d)
Financial Statement Schedules

  The response to this portion of Item 14 is submitted as a separate section of this report.

21

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Bancorp, Inc.
(Registrant)

By: /s/ Salvador L. Diesi, Sr.
Salvador L. Diesi, Sr., Chairman
of the Board of the Company
and the Bank; President of
the Company and the Bank

Date: March 24, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Salvador L. Diesi, Sr. Salvador L. Diesi, Sr., Chairman of the Board of the Company and the Bank; President of the Company and the Bank	/s/ Jasper J. Artall, Sr. Jasper J. Artall, Sr., Director
Date: March 24, 2004	Date: March 24, 2004
/s/ Ronald J. Lashute Ronald J. Lashute, Executive Vice-President and Chief Executive Officer of the Bank; Chief Executive Officer and Secretary/Treasurer of the Company	/s/ J. C. Diesi J. C. Diesi, Director
Date: March 24, 2004	Date: March 24, 2004
/s/ Alvin A. Haynes, II Alvin A. Haynes, II, Director	/s/ Charles R. Jagneaux Charles R. Jagneaux, Director
Date: March 24, 2004	Date: March 24, 2004

22

EXHIBIT INDEX

Number	Description
13.1	2003 Annual Report to shareholders of American Bancorp, Inc.
23.1	Consent of Independent Auditors.
31.1	Certification pursuant to U.S.C. Section 1350 by the Company's Principal Executive Officer
31.2	Certification pursuant to U.S.C. Section 1350 by the Company's Principal Financial Officer
32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350
32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350
32.3	Disclosure of approval by the Company's Audit Committee for the performance of nonaudit services by the Company's independent auditors pursuant to 18 U.S.C. Section 1350
32.4	Disclosure on controls by the Company's principal Executive Officer pursuant to 18 U.S.C. Section 1350
32.5	Disclosure on controls by the Company's principal Financial Officer pursuant to 18 U.S.C. Section 1350

23

Exhibit 13.1

2003 ANNUAL REPORT
AMERICAN BANCORP, INC.
POST OFFICE BOX 1819
OPELOUSAS, LOUISIANA 70571-1819

Nature of Business

        American Bancorp, Inc. is a one-bank holding company whose sole subsidiary is American Bank & Trust Company, a commercial bank whose general business is that of providing banking services to the Opelousas, Louisiana area. The Bank serves the needs of the area through 45 employees at six banking locations. The main office is located at the corner of Landry Street and Union Street in Opelousas. Branch banking-offices are located in the parish of St. Landry in the communities of Lawtell, Krotz Springs, Port Barre and an office on Creswell Lane in South Opelousas. In addition, the Bank has a branch located on Moss Street, in Lafayette, Louisiana.

Market Price and Dividends Declared

Year	Quarter	High	Low	Dividends Per Share
2003	First	$88	$88	$—
	Second	89	89	—
	Third	91	91	—
	Fourth	92	92	2.00
2002	First	$79	$79	$—
	Second	79	79	—
	Third	85	85	—
	Fourth	89	89	2.40
Note:
The primary market area for American Bancorp, Inc.'s common stock is the Opelousas, Louisiana area with American Bank & Trust Company acting as registrar and transfer agent. There were approximately 503 shareholders of record at December 31, 2003.

        Source of market price—American Bank & Trust Company acts as the transfer agent for the Company. The stock is thinly traded and the price ranges are based on stated sales price to the transfer agent, which does not represent all sales.

Annual Shareholders' Meeting

        The annual meeting of the shareholders of American Bancorp, Inc. will be held on April 14, 2004 in the Board of Directors Room at the Operations Center located at 321 East Landry Street, Opelousas, Louisiana.

Form 10-K Annual Report

        American Bancorp, Inc. files an annual report with the Securities and Exchange Commission on Form 10-K. A copy of the report filed on Form 10-K will be sent free of charge to any shareholder by writing to: Ronald J. Lashute, Chief Executive Officer and Executive Vice-President, American Bank & Trust Company, Post Office Box 1819, Opelousas, Louisiana 70571-1819.

1

FINANCIAL SUMMARY
(In thousands of dollars except per share data and ratios)

	2003	2002	2001
FOR THE YEAR
Net income	$975	$1,277	$1,136
Return on average shareholders' equity	7.02%	9.80%	9.59%
Return on average total assets	1.00%	1.38%	1.35%
AT YEAR END
Total assets	$100,858	$99,719	$91,590
Total earning assets	$92,637	$90,056	$83,525
Total loans	$39,305	$39,931	$37,146
Total deposits	$85,629	$84,778	$78,688
Total shareholders' equity	$14,070	$13,632	$12,265
Common shares outstanding	115,987	116,183	116,589
PER SHARE
Net income	$8.41	$10.98	$9.71
Book value	$121.30	$117.34	$105.20
Cash dividends declared	$2.00	$2.40	$2.00
CAPITAL RATIOS
Total risk-based capital ratio	29.61%	28.24%	28.41%
Leverage ratio	13.97%	13.78%	14.14%

2

C O N T E N T S

Page
Financial Summary	2
Management's Discussion and Analysis of Financial Condition and Results of Operations	4-22
Independent Auditors' Report	23
Consolidated balance sheets	24 and 25
Consolidated statements of income	26
Consolidated statements of changes in shareholders' equity	28
Consolidated statements of cash flows	29 and 30
Notes to consolidated financial statements	32-49
Selected quarterly financial data (unaudited)	50
Officers and directors of American Bank & Trust Company	51
Officers and directors of American Bancorp, Inc.	52

3

Management's Discussion and Analysis of Financial Condition
and Results of Operations

SUMMARY OF OPERATIONS FOR THE LAST FIVE YEARS
(In thousands of dollars except per share data and ratios)

	Year Ended December 31,
	2003	2002	2001	2000	1999
Operating Data:
Interest income	$4,425	$5,060	$5,326	$5,210	$4,819
Interest expense	701	988	1,530	1,545	1,511

Net interest income	3,724	4,072	3,796	3,665	3,308
Provision for possible loan losses	42	42	42	11	—

Net interest income after provision for loan losses	3,682	4,030	3,754	3,654	3,308
Non-interest income	734	732	665	695	693
Non-interest expense	3,188	3,070	2,904	2,720	2,512

Net income before taxes	1,228	1,692	1,515	1,629	1,489
Provision for income taxes	253	415	379	426	403

Net income	$975	$1,277	$1,136	$1,203	$1,086

Per share data:
Weighted average number of shares outstanding	116,010	116,310	117,016	117,673	117,884
Net income	$8.41	$10.98	$9.71	$10.23	$9.21
Cash dividends declared	$2.00	$2.40	$2.00	$1.70	$1.45
Book value at end of year	$121.30	$117.34	$105.20	$94.16	$80.75
Selected year-end balances:
Loans	$39,305	$39,931	$37,751	$32,659	$28,832
Deposits	$85,629	$84,778	$78,688	$71,318	$70,434
Equity	$14,070	$13,632	$12,265	$11,076	$9,505
Total assets	$100,858	$99,719	$91,590	$82,760	$80,232
Selected average balances:
Average assets	$97,090	$92,851	$83,859	$77,954	$76,452
Average shareholders' equity	$13,898	$13,032	$11,846	$10,104	$9,536
Selected ratios:
Return on average assets	1.00%	1.38%	1.35%	1.54%	1.42%
Return on average shareholders' equity	7.02%	9.80%	9.59%	11.91%	11.38%
Efficiency ratio	71.51%	63.90%	65.10%	62.39%	62.79%
Dividend payout to net income per share	23.78%	21.83%	20.60%	16.62%	15.74%
Average equity/average assets	14.31%	14.04%	14.13%	12.96%	12.47%
Tier 1 risk-based capital ratio	28.36%	26.99%	27.16%	29.00%	28.57%
Total risk-based capital ratio	29.61%	28.24%	28.41%	30.25%	29.82%
Leverage ratio	13.97%	13.78%	14.14%	14.14%	13.11%

Management's discussion and analysis of financial condition and results of operations should be read in conjunction with the accompanying financial statements and notes.

4

Overview

        The Company reported net income of $975,480 in 2003 compared to $1,277,235 in 2002 and $1,135,999 in 2001. Interest income decreased in 2003 and 2002 after having increased in 2001. The decrease for 2003 was $.636 million and $.266 million from 2001 to 2002. Interest expense decreased in 2003 and 2002. The decrease for 2003 was $.288 million and a decrease of $.266 million from 2001 to 2002. Net income before taxes decreased in 2003 by $.464 million from 2002. It increased $.141 million from 2001 to 2002. Overall net income had been fairly consistent over the prior two year period, however, the low interest yield on investments negatively impacted net income in 2003.

        Average total assets continue to increase. These assets have grown 5%, 11% and 8% in 2003, 2002 and 2001, respectively. This increase is a result of the growth in all categories of deposits, except for time deposits, in 2003 as compared to 2002 and the growth of savings deposits and time deposits in 2002. Average non-interest bearing demand deposits increased $2.980 million in 2003 or 10% over the 2002 balance and an increase of $1.710 million in 2002 or 6% over the 2001 balance. Average interest bearing demand deposits increased $1.383 million in 2003 or 10% over the 2002 balance and an increase of $2.517 million in 2002 or 23% over the 2001 balance. Average savings deposits increased $.220 million in 2003 or 2% over the 2002 balance and an increase of $1.184 million in 2002 or 11% over the 2001 balance. Average time deposits decreased $1.242 million or 5% in 2003 from the 2002 amounts and increased $1.918 million or 9% in 2002 over the 2001 amounts.

        The year end balance sheet reflects an increase of $1.138 million or 1% in total assets. Federal funds sold decreased $1.175 million or 11% from 2002. Securities available for sale reflected an increase of $4.886 million or 13% from 2002. During the same period, net loans decreased by $.627 million or 2%. In addition, total deposits increased $.851 million or 1% in comparing 2003 to 2002. For the same period, there was an increase of $.437 million in stockholders' equity or 3% in comparing 2003 to 2002.

STATEMENT OF INCOME ANALYSIS

        Net interest income on a taxable-equivalent basis was $3.990 million in 2003, a decrease of $.346 million, or 8% compared to 2002. In 2002, net interest income was $4.336 million, an increase of $.307 million or 8% over the prior year. The net interest margin for 2003 was 4.4% compared to 5.1% in 2002 and 5.2% for 2001. Table 1 summarizes average balances, income and average yields on earning assets and expense and average rates paid on interest bearing liabilities. Table 2 analyzes the change in net interest income for the two most recent annual intervals.

        The increase in the average balances of loans and short-term investments and securities available for sale had a positive effect on the change in net interest margin from 2002 to 2003. However, this effect was negated by the decrease in average rates of short-term investments, loans, securities available for sale, and securities held to maturity. The decrease in the average rates on demand, time and savings deposits also had a positive impact on the change in the net interest margin from 2002 to 2003.

        Provision for Possible Loan Losses.    The provision for possible loan losses was $42,000 in 2003, 2002 and 2001. As a percentage of outstanding loans, the allowance for possible loans losses was 2% at December 31, 2003, 2002 and 2001. The annual provision is determined by the level of net charge offs, the size of the loan portfolio, the level of nonperforming loans, anticipated economic conditions, and review of financial condition of specific customers.

        Non-interest Income.    Non-interest income increased $2,453 or less than 1% from 2002 to 2003. There was an increase of $67,296 or 10% from 2001 to 2002. The Bank's management realizes that non-interest income will become increasingly important as deregulation continues to impact the net interest margin; therefore, we are continuously evaluating new opportunities for fee revenues through proper pricing of services and the development of new sources of non-interest revenue.

5

        Non-interest Expense.    Non-interest expense increased $118,548 or 4% in 2003 from 2002. The increase from 2001 to 2002 was $165,437 or 6%. There were no major increases in any category of non-interest expense from 2002 to 2003. In comparing 2002 to 2001, there were only immaterial variances between years. These increases are mainly due to increases in overall salaries and insurance expense for the three year period.

        Income Taxes.    The Company recorded income tax expense of $252,850 in 2003 compared to $415,208 in 2002 and $379,210 in 2001. Income tax expenses decreased $162,358 in 2003 or 39%. There was an increase in 2002 of $35,998 or 10% over 2001.

        Net future deductible temporary differences at December 31, 2003 was $153,583. The allowance for loan losses represents $60,432 and the deferred executive compensation represents $86,296 of the future deductible temporary differences. The provision for possible loan losses which contributed to the allowance has been recognized as expense for financial reporting purposes but is not deductible for federal income tax purposes until the loans are charged off. The deferred executive compensation is an expense for financial reporting purposes but is not deductible until actually paid. Valued at the 34% federal statutory tax rate, the net future deductible amounts, if ultimately recognized, would generate tax benefits of $153,583. The primary deferred liability as of December 31, 2003 is related to accumulated depreciation in the amount of $76,658. The deferred tax related to unrealized appreciation and loss on available for sale securities is reflected in shareholders equity. The net deferred tax asset of $76,925 is included in other assets at December 31, 2003.

BALANCE SHEET AND CAPITAL FUNDS ANALYSIS

        Investment securities are a major use of funds by the Bank. The balance at December 31, 2003 was $44,207,304 which represented a $4,382,176 or 11% increase from the $39,825,128 balance outstanding at December 31, 2002. Investment securities serve several purposes. A portion of investment securities provides liquidity or secondary reserves, which management can use, if necessary, to meet loan demand or deposit withdrawals. Investment securities, especially obligations of state and political subdivisions, provide for schools, road construction, sewers, and various other projects. The Bank invests a portion of these funds in the market area as a service to the community in which it operates. The remainder of these funds are invested in obligations of the United States Government or its agencies. It is management's policy to minimize risk in investments and provide liquidity by investing in short-term maturities with quality ratings. A substantial portion of the investment portfolio is pledged on public deposits, 29% at December 31, 2003, this is less than the 2002 pledged percentage of 34%. The amount of public funds on deposit has decreased slightly during the past year and management anticipates this source of deposits will not grow substantially in the future.

        The Bank's primary use of funds is to meet loan demand. Loans, net of unearned income, were $39,971,689 at December 31, 2003, compared to $40,558,225 at December 31, 2002, a $586,536 or 1% decrease.

        The Bank attracts deposits from consumers and businesses, and also utilizes its access to the money markets to purchase funds to support the asset side of the balance sheet. The two primary sources of funds may be classified as "interest bearing deposits" and "non-interest bearing deposits." "Interest bearing deposits" consist of time deposits, savings accounts, NOW accounts and Money Market deposit accounts. The largest source of "non-interest bearing deposits" is demand deposits, which consist of gross demand deposits less reciprocal balances with our correspondent banks.

        As of December 31, 2003, total deposits increased $850,659 or 1% from December 31, 2002. The most significant change in deposits from 2002 to 2003 was the increase in interest bearing deposit accounts of $566,051 or 1%.

6

        Shareholders' equity increased $437,307 or 3% from December 31, 2002 to December 31, 2003. Retained earnings increased $743,506 or 7% in 2003. The accumulated other comprehensive income decreased $288,911 from December 31, 2002 to December 31, 2003 due to the effect of interest rate reductions on the investment portfolio. The equity or book value of the Bank is the shareholders' investment in the Bank resulting from the sale of stock and the accumulation of earnings retained by the Bank. The strength of the Bank and its ability to grow depends to a great extent on management's ability to maintain a corresponding growth in shareholders' equity.

        We declared cash dividends in the amount of $231,974 or $2.00 per share in 2003 and $278,839 or $2.40 per share in 2002. Dividends of $233,248 or $2.00 per share were declared in 2001.

        There were 196 shares of treasury stock purchased in 2003. This brings the total shares of treasury stock owned to 4,013 with a cost of $262,705.

        Nonperforming Assets and Past Due Loans.    Nonperforming assets are loans carried on a nonaccrual basis, those classified as restructured loans (loans with below-market interest rates or other concessions due to the deteriorated financial condition of the borrower), repossessed real estate, property in the process of being repossessed and repossessed movable property. A loan is placed on nonaccrual when, in management's judgment, the borrower's financial condition has deteriorated to the point that his ability to service the principal and/or interest is in doubt. At that time, any accrued interest on the loan is reversed and accruing of interest is discontinued. The Company's nonperforming assets consist primarily of a small number of installment loans.

        Nonperforming assets at December 31, 2003 were $12,473. This was an increase of $9,023 or 262% in non-performing assets from 2002 to 2003. The Bank has experienced no activity in other real estate for the three year period ended December 31, 2003. Management anticipates this favorable trend to continue.

        Loans are considered to be impaired when it is probable that all amounts due in accordance with the contractual terms will not be collected. Included in nonaccrual loans are loans that are considered to be impaired, which totaled $12,473 at December 31, 2003 and $3,450 at December 31, 2002. The allowance for loan losses related to these loans was $-0- and $-0- at December 31, 2003 and 2002, respectively.

        Liquidity.    Liquidity is the ability to ensure that adequate funds are available to satisfy contractual liabilities, fund operations, meet withdrawal requirements of depositors, and provide for customers' credit needs in a timely manner. The liquidity position of the Bank is founded on a stable base of core deposits. The primary source of liquidity for the Bank is its short-term investments. The Bank has overnight fund lines with correspondent banks providing additional sources of liquidity. Securities available for sale also provide a major source of liquidity to the Bank, as do the cash flows from repayments and maturities of its loan portfolio. The franchise from which the Bank operates allows access to a broad base of retail customers, and management has been successful at attracting additional deposits when a continuing need for further funding has arisen. The Bank's core deposit base is supplemented by public fund time deposits and federal funds obtained through correspondent relationships.

        At the Parent Company (American Bancorp, Inc.) level, cash is needed to fund operations and to pay dividends. During 2003, the Parent Company received $240,000 from the Bank in dividends. The majority of these funds were used to pay dividends to stockholders and to repurchase outstanding Company stock.

7

        The purpose of liquidity management is to assure that the Bank has the ability to raise funds to support asset growth, meet deposit withdrawal, maintain reserve requirements and otherwise operate the Bank on a continuing basis. Liquidity for the Bank is provided by the acquisition of additional funds in the form of deposits, borrowing such as federal funds, investment maturities and sales, and loan maturities and repayments.

        In recognition of the increased pace of deregulation and increasing competition, the Bank will continue to increase its competitive position in the area to assure the availability of funds. The Bank's reputation, capital position and base of deposits will help to insure flexibility and liquidity.

        Capital Adequacy.    The management of capital is a continuous process which consists of providing capital for anticipated growth of the Bank. An evaluation of capital adequacy cannot be made solely in terms of total capital or related ratios. A more comprehensive indication of financial strength is management's ability to generate capital through the retention of earnings. The Bank's main source of capital during the last several years has been cumulative earnings derived through profitable operations.

        Regulations applicable to state banks and their holding companies prescribe minimum capital levels. These levels are based on established guidelines which relate required capital standards to both risk-weighted assets (risk-based capital ratios) and total assets (leverage ratio). In accordance with risk-based guidelines, assets and off-balance-sheet financial instruments are assigned weights to measure their levels of risk. The total Tier 1 risk-based capital ratio for the Bank was 28.36% at year end 2003 and 26.99% at year end 2002. Leverage ratios were 13.97% and 13.78% at December 31, 2003 and 2002, respectively. The Bank presently meets or exceeds all required risk-based capital standards and anticipates no difficulty in maintaining those standards.

        Fair Values of Financial Instruments.    Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Values of Financial Instruments" requires disclosure of estimated fair values of financial instruments. Financial instruments are defined as cash and contractual rights and obligations that require settlement, directly or indirectly, in cash. Note 13 to the consolidated financial statements provides information regarding the fair values of financial instruments as of December 31, 2003.

        Market Risk.    Market risk is the effect that interest rate changes in market interest rates have on a bank's earnings and its underlying economic value. Changes in interest rates affect a bank's earnings by changing its net interest income and the level of other sensitive income and operating expenses. The underlying economic value of the Company's assets, liabilities, and off-balance sheet instruments also are affected by changes in interest rates. These changes occur because the present value of future cash flows, and in some cases the cash flows themselves, change when interest rates change. The combined effects of the changes in these present values reflect the change in the Bank's underlying economic value.

        Table 14 presents the Bank's Interest Rate Sensitivity Analysis. The table is prepared utilizing present value calculations. Present value is the future cash flows of a financial instrument, or portfolio of financial instruments, discounted to the present. The discount rate is constructed by the use of the build-up approach or the risk premium approach.

        The build-up approach views the discount rate as consisting of four components. They are risk-free rate, credit risk, operating expense, and prepayment option price. Risk-free rate forms the foundation of the discount rate and is derived from the Treasury yield curve. The credit risk component is the annualized yield needed to cover the loss of value expected over the entire life of a portfolio. The operating expense component represents an annualized cost rate derived from operating expense allocations. This component is used to adjust the risk-free rate in order to compensate for operating expenses. The prepayment option price is the final component, and represents a basis point adjustment to the risk-free rate to reflect the value of imbedded prepayment options.

8

        The risk premium approach views the discount rate as the sum of two components: the risk-free rate, and a risk premium. The risk-free rate is the same as defined above. The risk premium is the annualized yield needed to cover the risk reflected in the portfolio. This risk premium incorporates all forms of risk in a single spread to the Treasury yield curve. Consistent with an entry rate concept of selecting a discount rate, the marginal pricing rate for each account serves as the basis for determining an appropriate risk premium to the Treasury yield curve. This risk premium is calculated by subtracting the value on the Treasury yield curve which corresponds to the average maturity of the account from the account's marginal pricing rate.

        The build-up approach is used for loans, deposits, and short-term borrowing. The risk premium approach is used for securities and short-term investments.

        The cash flows for all assets and liabilities are estimated based upon reasonable assumptions on the time remaining until maturity, repricing frequency, decay factors, and prepayment rates. These assumptions are either based on historical trends or available industry accepted information.

        The effect of an increase of 200 basis points, as reflected in Table 14, from the December 31, 2003 rates would be a reduction of $1.251 million or 8% in total market value of stockholders' equity. A decrease of 200 basis points from December 31, 2003 would result in an increase of $.646 million or 4% increase in the market value of the stockholders' equity.

        The effect on earnings is also reflected in Table 14. A 200 basis point increase on the projected assets and liabilities outstanding as of December 31, 2004 would result in an increase in net interest income of $.139 million or a 4% increase. A 200 basis point decrease in the assets and liabilities projected at December 31, 2004 would have the opposite effect and would result in a decrease of net interest income in the amount of $.263 million or 7%.

        Computation of prospective effects of hypothetical interest rate changes are based on many assumptions, including relative levels of market interest rates, loan prepayments, and deposits decay. They should not be relied upon as indicative of actual results. Further, the computations do not contemplate certain actions that management could undertake in response to changes in interest rates.

        The Bank does not invest in derivatives and has none in its securities portfolio.

        Impact of Inflation and Changing Prices.    The consolidated financial statements and related financial data presented herein have been prepared in accordance with generally accepted accounting principles, which generally require the measurement of financial position and operating results in terms of historical dollars, without considering changes in relative purchasing power over time due to inflation. Unlike most industrial companies, virtually all of the Company's assets and liabilities are monetary in nature. As a result, interest rates generally have a more significant impact on the Company's performance than does the effect of inflation. Interest rates do not necessarily move in the same direction or in the same magnitude as the prices of goods and services, since such prices are affected by inflation to a larger extent than interest rates.

        Forward-Looking Statements.    Statements in this report that are not historical facts should be considered forward-looking statements with respect to the Company. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business or consumer spending, borrowing or savings habits, competition, stock price volatility, government monetary policy, changes in laws and regulations and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. The Company undertakes no obligation to update or revise forward- looking statements to reflect subsequent circumstances, events or information or for any other reason.

9

TABLE 1
SUMMARY OF CONSOLIDATED NET INTEREST INCOME
Fully taxable equivalent basis (In thousands)

	2003			2002			2001
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS
Short-term investments	$9,572	$100	1.04%	$7,795	$119	1.53%	$5,511	$221	4.01%
Loans, net of unearned income(1)(2)	39,995	2,831	7.08	38,959	2,996	7.69	35,534	3,116	8.77
Securities available for sale(1)(3)	38,602	1,701	4.41	36,954	2,109	5.71	32,422	2,016	6.22
Securities held to maturity	1,810	59	3.26	2,205	100	4.54	3,408	206	6.04

Total interest earning assets	89,979	4,691	5.21%	85,913	5,324	6.20%	76,875	5,559	7.23%

Allowance for possible loan losses	(649)			(618)			(598)
Cash and due from banks	4,927			4,823			4,835
Other assets	2,833			2,733			2,747

Total assets	$97,090			$92,851			$83,859

LIABILITIES
Interest bearing demand deposits	$15,058	$136.90%		$13,675	$151	1.10%	$11,158	$196	1.76%
Savings deposits	11,779	110.93		11,559	168	1.45	10,375	258	2.49
Time deposits	23,353	455	1.95	24,595	669	2.72	22,677	1,076	4.74
Short-term borrowings	—	—	—	—	—	—	—	—	—

Total interest bearing liabilities	50,190	701	1.40%	49,829	988	1.98%	44,210	1,530	3.46%

Non-interest bearing demand deposits	31,804			28,824			27,114
Other liabilities	1,198			1,166			689

Total liabilities	83,192			79,819			72,013
SHAREHOLDERS' EQUITY
Shareholders' equity	13,898			13,032			11,846

Total liabilities and shareholders' equity	$97,090			$92,851			$83,859

Total interest expense related to earning assets			.78%			1.15%			1.99%

Net interest income		$3,990			$4,336			$4,029

Net interest margin			4.43%			5.05%			5.24%

1)
Interest income earned on nontaxable investment securities and certain loans are exempt from taxation. However, an adjustment has been made for the tax preference item related to nontaxable securities purchased after December 31, 1982. An incremental tax rate of 34% is used to compute the taxable equivalent adjustment for 2003, 2002 and 2001.

2)
For purposes of yield computations, non-accrual loans are included in loans outstanding.

3)
Yield computations are based on historical cost of securities available for sale.

10

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11

TABLE 2
RATE/VOLUME ANALYSIS
Fully taxable equivalent basis (In thousands)

	Year Ended December 31, 2003/2002 Increase (Decrease) Due to Change in:(1)			Year Ended December 31, 2002/2001 Increase (Decrease) Due to Change in:(1)
	Average Balance	Average Rate	Net Change	Average Balance	Average Rate	Net Change
Interest income:
Short-term investments	$23	$(42)	$(19)	$63	$(165)	$(102)
Loans, net of unearned income	77	(242)	(165)	282	(402)	(120)
Securities available for sale	83	(490)	(407)	270	(178)	92
Securities held to maturity	(15)	(26)	(41)	(64)	(42)	(106)

Total interest income	168	(800)	(632)	551	(787)	(236)

Interest expense:
Demand deposits	14	(29)	(15)	36	(81)	(45)
Savings deposits	3	(61)	(58)	23	(113)	(90)
Time deposits	(29)	(185)	(214)	72	(479)	(407)
Short-term borrowing	—	—	—	—	—

Total interest expense	(12)	(275)	(287)	131	(673)	(542)

Taxable-equivalent net interest income	$180	$(525)	$(345)	$420	$(114)	$306

(1)
The change in interest due to both rate and volume has been allocated to rate and volume changes in proportion to the relationship of the absolute dollar amounts of the change in each.

12

TABLE 3
SECURITIES PORTFOLIO
(In thousands)

	December 31, 2003			December 31, 2002
	Held To Maturity	Available For Sale	Total	Held To Maturity	Available For Sale	Total
U.S. Treasury	$1,600	$—	$1,600	$2,104	$—	$2,104
U.S. Government and Agencies	—	17,415	17,415	—	16,199	16,199
Mortgage-Backed Securities	—	9,286	9,286	—	8,724	8,724
State and Political Subdivisions	—	15,722	15,722	—	12,614	12,614
Equity Securities	—	184	184	—	184	184

	$1,600	$42,607	$44,207	$2,104	$37,721	$39,825

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14

TABLE 4
MATURITY DISTRIBUTION AND SECURITIES PORTFOLIO YIELDS
(In thousands)

	Within One Year Amt.	Yield	After One But Within Five Years Amt.	Yield	After Five But Within Ten Years Amt.	Yield	After Ten Years Amt.	Yield	Total Amount	Yield
December 31, 2003:
Held to maturity:
U.S. Treasury	$1,600	3.15%	$0	—%	$0	—%	$0	—%	$1,600	3.15%

Available for sale:
U.S. Government and Agencies	501	5.37%	13,038	3.22%	3,876	4.74%	—	—%	17,415	3.62%
Mortgage-Backed Securities(2)	65	5.10	3,051	2.23	5,631	4.51	539	6.60	9,286	3.89
State and Political Subdivisions(1)	1,276	5.91	9,473	6.44	4,491	6.12	482	7.28	15,722	6.33
Equity Securities	184	—	—	—	—	—	—	—	184	—

Total available for sale	2,026	5.21%	25,562	4.30%	13,998	5.09%	1,021	6.92%	42,607	4.66%

Total securities	$3,626	4.30%	$25,562	4.30%	$13,998	5.09%	$1,021	6.92%	$44,207	4.61%

(1)
Tax exempt yields are expressed on a fully taxable equivalent basis.

(2)
Distributed by contractual maturity without regard to repayment schedules or projected payments.

15

TABLE 5
LOAN PORTFOLIO

        The loans outstanding for the three years ended December 31, 2003 are shown in the following table according to type of loan (in thousands).

	2003	2002	2001
Commercial, financial and agricultural	$8,872	$8,288	$6,738
Real estate construction	937	1,750	1,690
Real estate mortgage	24,101	24,906	23,604
Installment	6,061	5,614	5,719

Total	39,971	40,558	37,751
Less:
Allowance for possible loan losses	(667)	(627)	(605)
Unearned income	—	—	—

	$39,304	$39,931	$37,146

TABLE 6
LOAN MATURITY AND INTEREST RATE SENSITIVITY

        The following table shows the amount of commercial, financial and agricultural loans, real estate construction loans and real estate mortgage loans, exclusive of installment loans, outstanding as of December 31, 2003 which, based on remaining scheduled repayments of principal, are due in the amounts indicated. Also, the amounts are classified according to the sensitivity to the changes in interest rates (in thousands).

	One Year or Less(1)	Over One to 5 Years	Over 5 Years	Total
Maturity of Loans:
Commercial, financial and agricultural	$6,988	$1,884	$—	$8,872
Real estate mortgage and construction	5,540	18,201	1,297	25,038

Total	$12,528	$20,085	$1,297	$33,910

Interest Rate Sensitivity of Loans:
With predetermined interest rates	$6,852	$20,083	$1,297	$28,232
With floating interest rates(2)	5,676	2	—	5,678

Total	$12,528	$20,085	$1,297	$33,910

(l)
Includes demand loans, loans having no stated schedule of repayments and no stated maturity, and overdrafts.

(2)
The floating interest rate loans generally fluctuate according to a formula based on a prime rate.

16

TABLE 7
NONPERFORMING ASSETS

        Nonperforming assets include nonaccrual loans, loans which are contractually 90 days past due, restructured loans, and foreclosed assets. Restructured loans are loans which, due to a deteriorated financial condition of the borrower, have a below-market yield. Interest payments received on nonperforming loans are applied to reduce principal if there is doubt as to the collectibility of the principal; otherwise, these receipts are recorded as interest income. Certain nonperforming loans that are current as to principal and interest payments are classified as nonperforming because there is a question concerning full collectibility of both principal and interest.

        Nonperforming assets totaled $12,473 at year end 2003, which was an increase of $9,023 (262%) from December 31, 2002. The composition of nonperforming assets for the past three years are illustrated below.

	2003	2002	2001
Nonperforming loans:
Loans on nonaccrual	$12,473	$3,450	$7,740
Restructured loans which are not on nonaccrual	—	—	24,459

Total nonperforming loans	12,473	3,450	32,199
Other real estate and repossessed assets received in complete or partial satisfaction of loan obligations	—	—	—

Total nonperforming assets	$12,473	$3,450	$32,199

Loans contractually past due 90 days or more as to principal or interest but which are not on nonaccrual	$0	$3,740	$15,871

        At December 31, 2003, the Bank has loans outstanding to multiple numbers of borrowers engaged in the medical industry and the legal profession. Loans to the medical industry were approximately $6,752,181, while the loans to the legal profession were approximately $4,224,180. There were no significant nonperforming loans outstanding in these two concentrations.

17

TABLE 8
ALLOWANCE FOR POSSIBLE LOAN LOSSES
(In Thousands)

	Year Ended December 31,
	2003	2002	2001
Beginning balance	$627	$605	$579

Charge-offs:
Commercial, financial and agricultural loans	—	—	(3)
Real estate mortgage loans	(1)	(4)	—
Real estate construction loans	—	—	—
Installment loans	(6)	(16)	(15)

Total charge-offs	(7)	(20)	(18)

Recoveries:
Commercial, financial and agricultural loans	—	—	—
Real estate mortgage loans	—	—	—
Real estate construction loans	—	—	—
Installment loans	5	—	2

Total recoveries	5	0	2

Net (charge-offs) recoveries	(2)	(20)	(16)

Provision charged against income	42	42	42

Ending balance	$667	$627	$605

Net charge-offs to average loans	(.00)%	(.05)%	(.05)%

Year-end allowance to year-end loans	1.7%	1.5%	1.6%

18

TABLE 9
ALLOCATION FOR POSSIBLE LOAN LOSSES
(In thousands)

        The allowance for possible loan losses has been allocated according to the amount deemed to be reasonably necessary to provide for the possibility of losses being incurred within the following categories of loans at the date indicated.

	December 31, 2003		December 31, 2002
	Allowance	% of Loans Outstanding to Total Loans	Allowance	% of Loans Outstanding to Total Loans
Commercial, financial and agricultural loans	$166	22.20%	156	20.44%
Real estate construction	11	2.34	14	4.31
Real estate mortgage loans	266	60.30	249	61.41
Installment loans	224	15.16	208	13.84

	$667	100.00%	$627	100.00%

	December 31, 2001
	Allowance	% of Loans Outstanding to Total Loans
Commercial, financial and agricultural loans	$113	17.85%
Real estate construction	8	4.48
Real estate mortgage loans	257	62.53
Installment loans	227	15.14

	$605	100.00%

19

Table 10
DEPOSITS

        The following table presents the average balance and an average rate paid on deposits (in thousands):

	December 31,
	2003		2002		2002
	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Non-interest bearing demand deposits	$31,804	—%	$28,824	—%	$27,114	—%
Interest bearing demand deposits	15,058.90		13,675	1.10	11,158	1.76
Savings deposits	11,779.93		11,559	1.45	10,375	2.49
Time deposits	23,353	1.95	24,595	2.72	22,677	4.74

Total	$81,994		$78,653		$71,324

Table 11
CERTIFICATES OF DEPOSIT OF $100,000 OR MORE, MATURITY DISTRIBUTION

        The following table provides the maturities of time certificates of deposit of the Bank in amounts of $100,000 or more (in thousands):

	2003	2002	2001
Maturing in:
3 months or less	$6,852	$6,014	$4,387
Over 3 months less than 6 months	1,229	1,379	2,413
Over 6 months less than 12 months	1,204	729	511
Over 12 months	—	—	—

Total	$9,285	$8,122	$7,311

Table 12
RETURN ON EQUITY AND ASSETS

        The following table shows consolidated operating and capital ratios for each of the last three years:

	December 31,
	2003	2002	2001
Return on average total assets	1.00%	1.38%	1.35%
Return on average shareholders' equity	7.02%	9.80%	9.59%
Dividend payout ratio	23.78%	21.83%	20.60%
Average equity to average assets ratio	14.31%	14.04%	14.13%

20

Table 13
RISK-BASED CAPITAL
(In thousands)

	December 31,
	2003	2002
Risk-weighted assets	$47,814	$47,404

Capital:
Tier I	$13,559	$12,793
Tier II	598	593

Total capital	$14,157	$13,386

Ratios:
Tier I capital to risk-weighted assets	28.36%	26.99%
Tier II capital to risk-weighted assets	1.25	1.25

Total capital to risk-weighted assets	29.61%	28.24%

Leverage—Tier I capital to total average assets	13.97%	13.78%

21

Table 14
INTEREST RATE SENSITIVITY ANALYSIS
DECEMBER 31, 2003
(In thousands)

		Rate +200 Bp		Rate -200 Bp
	Forecast	Amount	% Change	Amount	% Change
Economic value at risk:
Short-term investments	$9,125	$9,123	-0.01	$9,125	0.01
Securities	44,220	41,742	-5.60	46,228	4.54
Net loans	40,741	39,430	-3.22	42,071	3.26
All other assets	8,144	8,144	0.00	8,144	0.00

Total assets	$102,230	$98,439	-3.71	$105,568	3.27

Deposits	$85,884	$84,188	-1.98	$87,893	2.34
Borrowed money	486	481	-1.03	491	1.03
Other liabilities	611	(228)	-137.23	1,289	111.03

Total liabilities	86,981	84,441	-2.92	89,673	3.09
Equity	15,249	13,998	-8.20	15,895	4.24

	$102,230	$98,439	-3.71	$105,568	3.27

Earnings at risk:
January 1 to December 31, 2004—
Short-term investments	$78	$255	228.21	$12	-83.33
Securities	1,378	1,449	5.14	1,199	-12.97
Loans and leases	2,716	2,972	9.40	2,452	-9.75

Interest income	4,172	4,676	12.07	3,663	-12.19

Transaction deposits	269	338	25.78	247	-7.98
Certificates of deposit	378	666	76.06	157	-58.58
Borrowed money	9	17	88.89	6	-33.33

Interest expense	656	1,021	55.56	410	-37.45

Net interest income	$3,516	$3,655	3.96	$3,253	-7.48

22

BROUSSARD. POCHE. LEWIS & BREAUX. L.L.P.
CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
American Bancorp, Inc.
Opelousas, Louisiana

        We have audited the accompanying consolidated balance sheets of American Bancorp, Inc. and subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Bancorp, Inc. and subsidiary as of December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Broussard, Poche, Lewis & Breaux LLP

Crowley, Louisiana
January 21, 2004

23

AMERICAN BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2003 and 2002

	2003	2002
ASSETS
Cash and due from banks	$5,198,927	$6,974,153
Federal funds sold	9,125,000	10,300,000

Total cash and cash equivalents	14,323,927	17,274,153

Securities held to maturity (estimated market values $1,614,161 and $2,147,684, respectively)	1,600,483	2,104,397

Securities available for sale	42,606,821	37,720,731

Loans, net of allowance for possible loan losses of $666,784 and $627,184, respectively	39,304,905	39,931,041

Bank premises and equipment	1,826,494	1,737,027

Accrued interest receivable	511,966	570,111

Other assets	683,404	381,530

	$100,858,000	$99,718,990

See Notes to Consolidated Financial Statements.

24

	2003	2002
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Deposits:
Non-interest bearing demand deposits	$29,746,499	$29,461,891
Interest bearing deposits	55,882,150	55,316,099

Total deposits	85,628,649	84,777,990
Accrued interest payable	49,455	75,031
Other liabilities	1,110,248	1,233,628

Total liabilities	86,788,352	86,086,649

SHAREHOLDERS' EQUITY
Common stock, $5 par value; 10,000,000 shares authorized; 120,000 shares issued; 115,987 and 116,183 outstanding, respectively	600,000	600,000
Surplus	2,150,000	2,150,000
Retained earnings	11,087,003	10,343,497
Accumulated other comprehensive income, net of tax of $255,180 and $404,013, respectively	495,350	784,261
Treasury stock, 4,013 and 3,817 shares at cost, respectively	(262,705)	(245,417)

Total shareholders' equity	14,069,648	13,632,341

	$100,858,000	$99,718,990

25

AMERICAN BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME
Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001
Interest income:
Interest and fees on loans	$2,831,080	$2,996,396	$3,116,156
Interest on investment securities- Taxable	983,977	1,443,378	1,544,133
Tax-exempt	509,466	501,953	445,174
Federal funds sold	100,265	118,716	210,759
Deposits with banks	—	129	10,152

Total interest income	4,424,788	5,060,572	5,326,374
Interest expense:
Interest on deposits	700,651	988,417	1,529,594

Net interest income	3,724,137	4,072,155	3,796,780
Provision for possible loan losses	42,000	42,000	42,000

Net interest income after provision for possible loan losses	3,682,137	4,030,155	3,754,780

Non-interest income:
Service charges on deposit accounts	574,502	579,220	575,157
Other	160,000	152,829	89,596

Total non-interest income	734,502	732,049	664,753

Non-interest expense:
Salary and employee benefits	1,648,729	1,638,701	1,485,574
Net occupancy expense	336,027	315,149	326,033
Equipment expense	300,643	269,228	304,377
Other	902,910	846,683	788,340

Total non-interest expense	3,188,309	3,069,761	2,904,324

Income before income taxes	1,228,330	1,692,443	1,515,209
Provision for income taxes	252,850	415,208	379,210

Net income	$975,480	$1,277,235	$1,135,999

Net income per common share	$8.41	$10.98	$9.71

See Notes to Consolidated Financial Statements.

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27

AMERICAN BANCORP, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

Years Ended December 31, 2003, 2002 and 2001

	Common Shares	Stock Amount	Surplus	Retained Earnings	Accumulated Other Comprehensive Income	Treasury Stock	Comprehensive Income	Total
Balance, December 31, 2000	120,000	$600,000	$2,150,000	$8,442,150	$18,946	$(134,637)	$—	$11,076,459
Comprehensive income
Net income for 2001	—	—	—	1,135,999	—	—	1,135,999	1,135,999
Other comprehensive income:
Change in unrealized holding gains on securities available for sale, net of tax of $197,078	—	—	—	—	363,616	—	363,616	363,616

Total comprehensive income	—	—	—	—	—	—	$1,499,615	—

Purchase of treasury stock	—	—	—	—	—	(78,106)		(78,106)
Dividends paid in 2001	—	—	—	(233,248)	—	—		(233,248)

Balance, December 31, 2001	120,000	600,000	2,150,000	9,344,901	382,562	(212,743)	$—	12,264,720
Comprehensive income
Net income for 2002	—	—	—	1,277,435	—	—	1,277,435	1,277,435
Other comprehensive income:
Change in unrealized holding gains on securities available for sale, net of tax of $404,013	—	—	—	—	401,699	—	401,699	401,699

Total comprehensive income	—	—	—	—	—	—	$1,679,134	—

Purchase of treasury stock	—	—	—	—	—	(32,674)		(32,674)
Dividends paid in 2002	—	—	—	(278,839)	—	—		(278,839)

Balance, December 31, 2002	120,000	600,000	2,150,000	10,343,497	784,261	(245,417)		13,632,341
Comprehensive income
Net income for 2003	—	—	—	975,480	—	—	$975,480	975,480
Other comprehensive income:
Change in unrealized holding gains on securities available for sale, net of tax of $255,180	—	—	—	—	(288,911)	—	(288,911)	(288,911)

Total comprehensive income	—	—	—	—	—	—	$686,569	—

Purchase of treasury stock	—	—	—	—	—	(17,288)		(17,288)
Dividends paid in 2003	—	—	—	(231,974)	—	—		(231,974)

Balance, December 31, 2003	120,000	$600,000	$2,150,000	$11,087,003	$495,350	$(262,705)		$14,069,648

See Notes to Consolidated Financial Statements.

28

AMERICAN BANCORP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001
OPERATING ACTIVITIES
Net income	$975,480	$1,277,435	$1,135,999
Adjustments to reconcile net income to net cash provided by operating activities:
Discount accretion, net of amortization, on investment securities	(158,793)	(255,481)	(175,623)
Depreciation	180,320	166,873	180,899
Amortization of software	51,026	47,842	—
Provision for loan loss	42,000	42,000	—
(Gain) loss on disposal of assets	1,510	533	255
(Increase) decrease in assets:
Accrued interest receivable	58,145	13,255	82,425
Other assets	(49,902)	33,064	(34,376)
Increase (decrease) in liabilities:
Accrued interest payable	(25,575)	(55,697)	(28,032)
Other liabilities	40,583	505,249	112,638

Net cash provided by operating activities	1,114,794	1,775,073	1,274,185

INVESTING ACTIVITIES
(Increase) decrease in interest bearing deposits with banks	—	99,000	199,000
Proceeds from sales and maturities of securities available for sale	23,062,300	17,830,577	15,719,666
Proceeds from maturities of securities held to maturity	500,000	1,800,000	3,100,000
Purchases of securities available for sale	(28,223,428)	(19,633,109)	(18,973,841)
Purchases of securities held to maturity	—	(1,603,203)	(510,859)
(Increase) decrease in loans	584,135	(2,827,514)	(5,065,400)
Purchases of property and equipment	(345,276)	(194,703)	(401,835)
Other	(229,019)	(11,738)	171,462

Net cash used in investing activities	(4,651,288)	(4,540,690)	(5,761,807)

        (continued)

29

	2003	2002	2001
FINANCING ACTIVITIES
Increase (decrease) in demand deposits, transaction accounts and savings	1,922,768	6,220,984	3,769,639
Increase (decrease) in time deposits	(1,087,238)	(115,801)	3,599,814
Dividends paid	(231,974)	(278,839)	(233,248)
Purchase of treasury stock	(17,288)	(32,674)	(78,106)

Net cash provided by financing activities	586,268	5,793,670	7,058,099

Increase (decrease) in cash and cash equivalents	(2,950,226)	3,028,053	2,570,477
Cash and cash equivalents at beginning of year	17,274,153	14,246,100	11,675,623

Cash and cash equivalents at end of year	$14,323,927	$17,274,153	$14,246,100

SUPPLEMENTAL DISCLOSURES
Cash payments for:
Interest expense	$726,226	$1,044,114	$1,557,626

Income taxes	$271,986	$501,052	$353,188

See Notes to Consolidated Financial Statements.

30

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31

AMERICAN BANCORP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Accounting Policies

        American Bancorp, Inc. (the Company) and its subsidiary, American Bank & Trust Company (the Bank), follow generally accepted accounting principles and reporting practices applicable to the banking industry. Descriptions of significant accounting policies are summarized below:

Description of business:

        The Company is a bank holding company headquartered in Opelousas, Louisiana, operating principally in the community banking business segment by providing banking services to commercial and retail customers through its wholly owned subsidiary, the Bank. The Bank is community oriented and focuses primarily on offering competitive commercial and consumer loan and deposit services to individuals and small to middle market businesses.

Comprehensive income:

        Comprehensive income includes net income and other comprehensive income which, in the case of the Company, includes only unrealized gains and losses on securities available for sale.

Consolidation:

        The consolidated financial statements include the accounts of the respective parent Company and its subsidiary. All significant intercompany accounts and transactions have been eliminated.

Cash and cash equivalents:

        For the purpose of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and federal funds sold. Generally, federal funds are purchased or sold for one-day periods.

Use of estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Securities:

        Management determines the appropriate classification of debt securities (trading, available for sale, or held to maturity) at the time of purchase and re-evaluates this classification periodically. Securities classified as trading account assets are held for sale in anticipation of short-term market movements. Debt securities are classified as held to maturity when the Bank has the positive intent and ability to hold the securities to maturity. Securities not classified as held to maturity or trading are classified as available for sale.

        Securities classified as trading account assets are carried at market value and are included in short-term investments. Gains and losses, both realized and unrealized, are reflected in earnings as other operating income. Securities classified as held to maturity are stated at amortized costs. Securities classified as available for sale are stated at fair value, with unrealized gains and losses, net of tax, reported in shareholders' equity and included in other comprehensive income.

32

        The amortized cost of debt securities classified as held to maturity or available for sale is adjusted for amortization of premiums and accretion of discounts to maturity or, in the case of mortgage-backed securities, over the estimated life of the security. Amortization, accretion and accruing interest are included in interest income on securities using the level-yield method. Realized gains and losses, and declines in value judged to be other than temporary, are included in net securities gains (losses). The cost of securities sold is determined based on the specific identification method.

Loans:

        Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses and unearned income. Interest on loans and accretion of unearned income are computed by methods which approximate a level rate of return on recorded principal. The Company considers a loan to be impaired when, based upon current information and events, it believes it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company's impaired loans include troubled debt restructurings, performing and nonperforming loans, in which full payment of principal or interest is not expected. The Company calculates a reserve required for impaired loans based on the expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price or the fair value of its collateral.

        Generally, loans other than consumer loans, which become 90 days delinquent are either in the process of collection through repossession or foreclosure or alternatively, are deemed currently uncollectible. Loans deemed currently uncollectible are charged off against the allowance account. As a matter of policy, loans are placed on a nonaccrual basis where doubt exits as to collectibility.

Allowance for possible loan losses:

        The allowance for possible loan losses is maintained to provide for possible losses inherent in the loan portfolio. The allowance related to loans that are identified as impaired is based on discounted cash flows, using the loan's initial effective interest rate, or the fair value of the collateral for certain collateral dependent loans.

        The allowance is based on management's estimate of future losses; actual losses may vary from the current estimate. The estimate is reviewed periodically, taking into consideration the risk characteristics of the loan portfolio, past loss experience, general economic conditions and other factors which warrant current recognition. As adjustments to the estimate of future losses become necessary, they are reflected as a provision for possible loan losses in current-period earnings. Actual loan losses are deducted from, and subsequent recoveries are added to, the allowance.

Bank premises and equipment:

        Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed primarily by the straight-line method. Useful lives utilized for purposes of computing depreciation are as follows: buildings, 10 to 30 years; furniture and equipment, 3 to 10 years. Maintenance, repairs and minor improvements are charged to operating expenses. Gains or losses on dispositions are reflected currently in the Statement of Income.

33

Foreclosed assets:

        Foreclosed assets include real estate and other collateral acquired upon the default of loans. Foreclosed assets and excess bank-owned property are recorded at the fair value of the assets less estimated selling costs. Losses arising from the initial reduction of an outstanding loan amount to fair value are deducted from the allowance for loan losses. Losses arising from the transfer of bank premises and equipment to excess bank-owned property are charged to expense. A valuation reserve for foreclosed assets and excess bank-owned property is maintained for subsequent valuation adjustments on a specific-property basis. Income and expenses associated with foreclosed assets and excess bank-owned property prior to sale are included in current earnings.

Income taxes:

        The Company files a consolidated federal income tax return with the subsidiary Bank. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are based on the temporary differences between the financial reporting basis and tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

Segment information:

        FASB No. 131, "Disclosures About Segments of an Enterprise and Related Information," was effective for 1998. This statement established standards for reporting information about a company's operating segments using a "management approach." The statement requires that reportable segments be identified based upon those revenue-producing components for which separate financial information is produced internally and are subject to evaluation by the chief operating decision maker in deciding how to allocate resources to segments.

        The Company has evaluated its potential operating segments against the criteria specified in the statement and has determined that no operating segment disclosures are required in 2003, 2002, and 2001.

New and pending accounting:

        The Company adopted in 2002 the following new accounting pronouncements and will adopt in 2003 the following pending accounting pronouncements. In general, the effect of those adopted in 2002 were not significant to the Company's consolidated financial statements.

        In September 2001, the FASB issued No. 142, "Goodwill and Other Intangible Assets." This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets." It addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. All provisions of this statement are effective for fiscal years beginning after December 15, 2001. The adoption of SFAS No. 142 did not have a material impact on the financial condition or operating results of the Company.

34

        The FASB issued No. 143, "Accounting for Asset Retirement Obligations." This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The effective date of this statement is for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 did not expected to have a material impact on the financial condition or operating results of the Company.

        The FASB issued No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The effective date of the statement is for fiscal years beginning after December 15, 2001. The adoption of SFAS No. 144 did not have a material impact on the financial condition or operating results of the Company.

        The FASB issued No. 145, "Recession of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This statement rescinds various FASB Statements and will have no impact on the financial condition or operating results of the Company.

        The FASB issued No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and will have no impact on the financial condition or operating results of the Company.

        The FASB issued No. 147, "Acquisitions of Certain Financial Institutions." This statement requires acquisitions to be recorded using the purchase method and identifying intangible assets. The adoption of this statement will not have a material impact on the financial condition or operating results of the Company.

        The FASB issued No. 148, "Accounting for Stock-Based Compensation." This statement provides for a change to fair value based method of accounting for stock-based employee compensation and will not have an impact on the financial condition or operating results of the Company.

        The FASB issued No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments. The adoption of this statement had no impact on the financial condition or operating results of the Company.

        The FASB issued No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities or Equity." This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The adoption of this statement had no impact on the financial condition or operating results of the Company.

Reclassifications:

        Certain amounts in the 2002 and 2001 financial statements have been reclassified to conform with the financial statement presentation for 2003 for comparability. These reclassifications had no effect on net income as previously reported for the 2002 and 2001 fiscal years.

Note 2. Restrictions on Cash and Due From Bank Accounts

        The Bank is required to maintain average reserve balances by the Federal Reserve Bank. The average amount of these reserve balances was $1,097,000 and $907,000 for the years ended December 31, 2003 and 2002, respectively.

35

Note 3. Investment Securities

        The carrying amounts of investment securities as shown in the consolidated balance sheets of the Bank and their approximate market values at December 31 were as follows:

	December 31, 2003
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Securities held to maturity:
U.S. Treasury Securities	$1,600,483	$13,678	$0	$1,614,161

	December 31, 2003
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Securities available for sale:
Mortgage-Backed Securities	$9,201,747	$158,210	$73,900	$9,286,057
U.S. Government and Agencies	17,413,965	92,600	92,223	17,414,342
State and Political Subdivisions	15,056,179	697,300	31,457	15,722,022
Equity Securities	184,400	—	—	184,400

	$41,856,291	$948,110	$197,580	$42,606,821

	December 31, 2002
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Securities held to maturity:
U.S. Treasury Securities	$2,104,397	$43,287	$0	$2,147,684

	December 31, 2002
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Securities available for sale:
Mortgage-Backed Securities	$8,480,917	$258,730	$15,360	$8,724,287
U.S. Government and Agencies	15,937,404	261,321	—	16,198,725
State and Political Subdivisions	11,929,736	683,583	—	12,613,319
Equity Securities	184,400	—	—	184,400

	$36,532,457	$1,203,634	$15,360	$37,720,731

        Securities with market values of $12,994,436 and $13,442,036 at December 31, 2003 and 2002, respectively, were pledged to secure public deposits and other transactions as required by law.

        There were no gross-realized gains or gross-realized losses on sales of securities for the fiscal years ended December 31, 2003, 2002 or 2001.

36

        The maturities of investment securities at December 31, 2003 were as follows:

	Securities to be Held to Maturity
Years to Maturity	Amortized Cost	Fair Value
Less than one	$1,600,483	$1,614,161
Greater than one but less than five	—	—
Greater than five but less than ten	—	—
Greater than ten	—	—

	$1,600,483	$1,614,161

	Securities Available for Sale
Years to Maturity	Amortized Cost	Fair Value
Less than one	$2,017,942	$2,026,565
Greater than one but less than five	25,131,613	25,561,519
Greater than five but less than ten	13,739,337	13,997,595
Greater than ten	967,399	1,021,142

	$41,856,291	$42,606,821

Note 4. Loans

        Major classifications of subsidiary Bank's loan portfolio at December 31, are as follows:

	2003	2002
Commercial, financial and agricultural	$8,872,790	$8,288,405
Real estate construction	936,442	1,749,590
Real estate mortgage	24,101,078	24,906,169
Installment	6,060,851	5,614,061

	39,971,161	40,558,225
Unearned income	—	—

Net loans	39,971,161	40,558,225
Allowance for possible loan losses	(666,784)	(627,184)

	$39,304,377	$39,931,041

37

        The following is a summary of loans classified by type at December 31, 2003 and 2002:

	2003	2002
Commercial, financial and agricultural	$8,872,790	$8,288,405
Real estate construction	936,442	1,749,590
Real estate mortgage	9,463,954	9,595,206

Total commercial	19,273,186	19,633,201

Residential mortgage	14,637,124	15,310,963
Installment	6,060,851	5,614,061

Total consumer	20,697,975	20,925,024

Total loans	$39,971,161	$40,558,225

        The following summarizes the nonperforming elements of the loan portfolio and total foreclosed assets at December 31:

	2003	2002	2001
Nonperforming loans:
Loans on nonaccrual	$12,473	$3,450	$7,740
Restructured loans which are not on nonaccrual	—	—	24,459

Total nonperforming loans	12,473	3,450	32,199
Other real estate and repossessed assets received in complete or partial satisfaction of loan obligations	—	—	—

Total nonperforming assets	$12,473	$3,450	$32,199

Loans contractually past due 90 days or more as to principal or interest but which are not on nonaccrual	$0	$3,740	$15,871

        At December 31, 2003, the recorded investment in loans that were considered to be impaired under SFAS No. 114 was $12,473. The related allowance for loan losses was $-0- for impaired loans. The average recorded investment in impaired loans during the year ended December 31, 2003 was approximately $4,000. Interest payments received on impaired loans are applied to principal if there is doubt as to the collectibility of the principal; otherwise, these receipts are recorded as interest income. For the year ended December 31, 2003, the Company did not recognize interest income on impaired loans.

        Interest income in the amount of $400 for 2003, $200 for 2002 and $500 for 2001 would have been recorded on nonperforming loans if they had been classified as performing. The Company recorded $-0-, $-0- and $-0- of interest income on nonperforming loans during 2003, 2002 and 2001, respectively.

38

        The following is a summary of the allowance for loan losses for the three years ended December 31, 2003:

	2003	2002	2001
Balance, beginning of year	$627,184	$605,191	$579,481
Provisions charged to operating expense	42,000	42,000	42,000
Recoveries on loans	5,237	—	1,614
Loans charged off	(7,637)	(20,007)	(17,904)

Balance, end of year	$666,784	$627,184	$605,191

Note 5. Related Party Transactions

        In the ordinary course of business, loans have been made to directors and executive officers and their associates. Such loans to these related parties were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Loans to these related parties were approximately $2,385,428 and $2,523,755 at December 31, 2003 and 2002, respectively. The following provides an analysis of the activity with respect to loans to related parties:

Balance at January 1, 2003	$2,523,755
New loans made	2,392,942
Repayment on loans	(2,531,269)

Balance at December 31, 2003	$2,385,428

Note 6. Bank Premises and Equipment

        Bank premises and equipment, at cost, consisted of the following as of December 31:

	2003	2002	2001
Land	$459,386	$459,386	$459,386
Premises and leasehold improvements	2,138,874	2,324,340	2,235,452
Furniture and equipment	1,490,773	1,389,792	1,469,994

	4,089,033	4,173,518	4,164,832
Less accumulated depreciation and amortization	2,262,539	2,436,491	2,394,217

Total	$1,826,494	$1,737,027	$1,770,615

        Depreciation and amortization expense included in non-interest expense was $231,346 in 2003, $214,715 in 2002, and $180,899 in 2001.

39

Note 7. Deposits

        Deposit account balances at December 31, 2003 and 2002, are summarized as follows:

	2003	2002
Non-interest bearing	$29,746,499	$29,461,891
Interest bearing demand	20,326,268	19,894,656
Savings deposits	12,498,429	11,276,751
Time deposits under $100,000	13,772,424	16,022,200
Time deposits over $100,000	9,285,029	8,122,492

	$85,628,649	$84,777,990

        Time deposits maturing in years ending December 31, as of December 31, 2003:

2004	$19,988,724
2005	2,235,782
2006	561,596
2007	271,351

$23,057,453

        The Bank held related party deposits of approximately $2,918,000 and $3,100,000 at December 31, 2003 and 2002.

Note 8. Employee Benefit Plan

        The Bank maintains a 401(k) Savings Plan available to employees with over one year of service. The Bank matches 50% of the salary deferral, up to a maximum of 3% of compensation for 2003, 2002 and 2001, which becomes vested over a six year period. Total contributions to the plan by the Bank were $23,942 for 2003, $21,148 for 2002 and $19,612 for 2001. The Bank has a non-qualified deferred compensation benefit plan for certain executives of the Company. The total deferred compensation expense for 2003, 2002 and 2001 was $60,766, $41,587 and $50,712, respectively.

Note 9. Lease Commitments

        The Company leases land, buildings, and equipment under cancelable and noncancelable leases. The leased properties are used primarily for banking purposes.

        Future minimum payments, by year and in the aggregate, for noncancelable operating leases with initial or remaining terms of one year or more consisted of the following at December 31, 2003:

Year Ending	Amount
2004	$43,771
2005	38,071
2006	38,071
2007	38,071
2008	28,071

Total future minimum lease payments	$186,055

40

        All leases contain options to extend the lease term upon expiration and will probably be exercised. The total rental expense on operating leases for the years ended December 31, 2003, 2002, and 2001, amount to $48,871, $47,271 and $60,380, respectively.

        One of the Bank's branch offices is leased from a corporation which is owned by a shareholder and director of the Bank. Lease expense related to this property totaled $23,071 for 2003 and $22,071 for 2002 fiscal years.

Note 10. Other Operating Expenses

        The composition of other operating expenses for each of the three years for the period ended December 31 are as follows:

	2003	2002	2001
FDIC and Louisiana assessments	$34,343	$34,332	$31,109
Advertising	66,107	97,112	79,464
Office supplies	84,758	85,047	87,878
Postage	60,722	63,459	58,994
Insurance	9,092	11,448	8,811
ATM expenses	51,476	46,596	41,800
Director fees	80,800	104,050	101,200
Other	515,612	404,639	379,084

	$902,910	$846,683	$788,340

Note 11. Income Taxes

        Income tax expense includes amounts currently payable and amounts deferred to or from other years as a result of differences in the timing of recognition of income and expense for financial reporting and federal tax purposes. The components of income tax expense are as follows:

	2003	2002	2001
Current federal income tax expense	$264,030	$447,952	$392,420
Deferred federal income tax expense (benefit)	(11,180)	(32,744)	(13,210)

	$252,850	$415,208	$379,210

Included in shareholders' equity:
Deferred tax expense (benefit) related to the change in net unrealized gain (loss) on securities available for sale	$255,180	$404,013	$187,318

41

        The reconciliation of the federal statutory income tax rate to the Company's effective rate is summarized as follows for the years ended December 31:

	2003		2002		2001
	Amount	Rate	Amount	Rate	Amount	Rate
Tax based on federal statutory rate	$417,632	34.0%	$575,431	34.0%	$515,171	34.0%
Effect of tax-exempt income	(173,218)	(14.1)	(170,664)	(10.1)	(151,359)	(10.0)
Other	8,436.7		10,441.6		15,398	1.0

	$252,850	20.6%	$415,208	24.5%	$379,210	25.0%

        Deferred income taxes are based on differences between the basis of assets and liabilities for financial statement purposes and tax reporting purposes. The tax effects of the cumulative temporary differences which create deferred tax assets and liabilities are as follows:

	2003	2002
Deferred tax assets:
Allowance for loan losses	$60,432	$46,152
Deferred executive compensation	86,296	65,636
Other	6,855	6,426

Total deferred tax assets	153,583	118,214

Deferred tax liabilities:
Accumulated depreciation	76,658	52,469

Total deferred tax liabilities	76,658	52,469

Net deferred tax asset	$76,925	$65,745

        Management estimates realizability of a deferred tax asset based on the Company's ability to generate taxable income in the future. A deferred tax valuation reserve is established, if needed, to limit the net deferred tax asset to its realizable value.

Note 12. Earnings Per Share

        The earnings per share computations are based on weighted average number of shares outstanding during each year of 116,010, 116,310 and 117,016 for the years ended December 31, 2003, 2002 and 2001, respectively.

42

Note 13. Financial Instruments

        Generally accepted accounting principles require disclosure of fair value information about financial instruments for which it is practicable to estimate fair value, whether or not the financial instruments are recognized in the financial statements. When quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The derived fair value estimates cannot be substantiated through comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Certain financial instruments and all non-financial instruments are excluded from these disclosure requirements. Further, the disclosures do not include estimated fair values for items which are not financial instruments but which represent significant value to the Bank, among them, core deposit intangibles, loan servicing rights and other fee-generating businesses. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

        The carrying amount of cash and short-term investments and demand deposits approximates the estimated fair value of these financial instruments. The estimated fair value of securities is based on quoted market prices, dealer quotes and prices obtained from independent pricing services. The estimated fair value of loans and interest bearing deposits is based on present values using applicable risk-adjusted spreads to the appropriate yield curve to approximate current interest rates applicable to each category of these financial instruments.

        Interest rates were not adjusted for changes in credit risk of performing commercial loans for which there are no known credit concerns. Management segregates loans into appropriate risk categories and believes the risk factor embedded in the interest rates results in a fair valuation of these loans on an entry-value basis.

        Variances between the carrying amount and the estimated fair value of loans reflect both credit risk and interest rate risk. The Bank is protected against changes in credit risk by the allowance for possible loan losses of $666,784 at December 31, 2003. The fair value estimates presented are based on information available to management as of December 31, 2003. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, these amounts have not been revalued for purposes of these financial statements since that date. Therefore, current estimates of fair value may differ significantly from the amounts presented. None of the assets or liabilities included in the table below are held for trading purposes.

43

        The Bank issues financial instruments in the normal course of business to meet the financing needs of its customers and to reduce exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and letters of credit and involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized on the balance sheet.

	(In Thousand)
	Carrying Amount	Fair Value
ASSETS
Cash and cash equivalents	$14,324	$14,324
Securities held to maturity	$1,600	$1,614
Securities available for sale	$42,607	$42,607
Loans	$39,972	$40,741
LIABILITIES
Demand deposits	$29,746	$29,746
Interest bearing demand	$20,326	$20,326
Savings	$12,498	$12,498
Time deposits	$23,057	$23,161

        Commitments to extend credit are legally binding, conditional agreements generally having fixed expiration dates or termination clauses, specified interest rates and purposes and may require payment of a fee. These commitments generally require customers to maintain certain credit standards. Collateral requirements and loan-to-value ratios are the same as those for funded transactions and are established based on management's credit assessment of the customer. Commitments may expire without being drawn upon. Therefore, the total commitment amount does not necessarily represent future funding requirements. The Bank's experience has been that most loan commitments are drawn upon by customers. Outstanding loan commitments at December 31, 2003 were $7,096,143 and $4,499,946 at December 31, 2002.

        The Bank issues letters of credit and financial guarantees (standby letters of credit) whereby it agrees to honor certain financial commitments in the event its customers are unable to perform. The majority of the standby letters of credit consist of performance guarantees. Management conducts regular reviews of all outstanding standby letters of credit, and the results of these reviews are considered in assessing the adequacy of the Bank's reserve for possible loan losses. The letters of credit balance was $656,587 and $727,050 at December 31, 2003 and 2002, respectively. The Bank has not incurred any losses in its commitments in 2002 or 2001. Management does not anticipate any material losses related to these instruments. The Bank's policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit.

        The estimated fair values of off-balance-sheet financial instruments are not material. A summary of the notional amounts of the Bank's financial instruments with off-balance-sheet risk at December 31, 2003 and 2002 are as follows:

	2003	2002
Commitments to extend credit	$7,096,143	$4,869,378
Credit card arrangements	$3,881,281	$3,357,733
Standby letters of credit	$656,587	$727,050

44

Note 14. Regulatory Matters

        The Bank is subject to the dividend restrictions set forth by the Louisiana Commissioner of Financial Institutions. Under such restrictions, the Bank may not, without the prior approval of the Commissioner of Financial Institutions, declare dividends in excess of the sum of the current year and prior year earnings less dividends paid during these periods. The dividends as of December 31, 2003, that the Bank could declare without the approval of the Commissioner of Financial Institutions, amounted to $1,706,532. The Bank is also required to maintain minimum amounts of capital to total "risk weighted" assets, as defined by the banking regulators. At December 31, 2003, the Bank is required to have minimum Tier 1 risk-based, Tier 1 leverage capital, and Total capital ratios of 4%, 4% and 8%, respectively. The Bank's actual ratios at that date were 28.36%, 13.97%, and 29.61%, respectively. At December 31, 2002, the Bank's actual ratios were 26.99%, 13.78%, and 28.24%, respectively. Under Section 18J of the Federal Deposit Insurance Act, which is subject to Section 23A of the Federal Reserve Act, the Bank cannot make loans, extensions of credit, repurchase agreements, investments, and advances, which exceed 10 percent of its capital stock and surplus, to an affiliate. Such loans must be collateralized by assets with market values of 100% to 130% of loan amounts, depending upon the nature of the collateral.

        As of December 31, 2003 and 2002, the most recent notifications from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as indicated above. There are no conditions or events since those notifications that management believes have changed the Bank's category.

Note 15. American Bancorp, Inc. (Parent Company Only)

        The following financial statements of American Bancorp, Inc. (Parent Company Only) include the Bank under the equity method of accounting.

45

BALANCE SHEETS

	December 31,
	2003	2002
ASSETS
Cash on deposit with subsidiary	$9,278	$49,438
Investment in subsidiary	14,054,884	13,577,418
Due from subsidiary	6,190	14,145

Total assets	$14,070,352	$13,641,001

LIABILITIES
Accrued income taxes payable	$704	$8,660

Total liabilities	704	8,660

SHAREHOLDERS' EQUITY
Common stock: $5 par value, 10,000,000 shares authorized; 120,000 shares issued; 115,987 and 116,183 shares outstanding, respectively	600,000	600,000
Surplus	2,150,000	2,150,000
Retained earnings	11,087,003	10,343,497
Net unrealized gain (loss) on securities available for sale, net of tax of $255,180 and $404,013, respectively	495,350	784,261
Treasury stock, 4,013 and 3,817 shares at cost, respectively	(262,705)	(245,417)

Total shareholders' equity	14,069,648	13,632,341

Total liabilities and shareholders' equity	$14,070,352	$13,641,001

46

American Bancorp, Inc. (Parent Company Only)

STATEMENTS OF INCOME

	Years Ended December 31,
	2003	2002	2001
Income:
Dividends from subsidiary	$240,000	$350,000	$321,300

Expenses:
Directors fees	12,200	12,000	12,000
Other expenses	18,698	919	1,126

	30,898	12,919	13,126

Earnings before income taxes and equity in undistributed earnings of subsidiary	209,102	337,081	308,174
Provision for income taxes	—	—	—

Earnings before equity in undistributed earnings of subsidiary	209,102	337,081	308,174
Equity in undistributed earnings of subsidiary	766,378	940,154	827,825

Net income	$975,480	$1,277,235	$1,135,999

47

American Bancorp, Inc. (Parent Company Only)

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002	2001
OPERATING ACTIVITIES
Net income	$975,480	$1,277,235	$1,135,999
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in undistributed earnings of subsidiary	(766,378)	(939,954)	(827,825)
(Increase) decrease in other assets	7,955	53,028	(39,160)
Increase (decrease) in income taxes payable	(7,955)	(53,028)	39,160

Net cash provided by operating activities	209,102	337,281	308,174

INVESTING ACTIVITIES
Purchase of treasury stock	(17,288)	(32,674)	(78,106)

Net cash used in investing activities	(17,288)	(32,674)	(78,106)

FINANCING ACTIVITIES
Dividends paid to shareholders	(231,974)	(278,839)	(233,248)

Net cash used in financing activities	(231,974)	(278,839)	(233,248)

Increase (decrease) in cash and cash equivalents	(40,160)	25,768	(3,180)
Cash and cash equivalents at beginning of year	49,438	23,670	26,850

Cash and cash equivalents at end of year	$9,278	$49,438	$23,670

Note 16. Concentrations of Credit Risk

        Substantially, all of the Bank's loans, commitments and standby letters of credit have been granted to customers in the Bank's market area of South Louisiana. Investments in state and municipal securities also involve governmental entities within the Bank's market area. The concentrations of credit by type of loan are set forth in Note 4. The distribution of commitments to extend credit approximates the distribution of loans outstanding. Standby letters of credit were granted primarily to commercial borrowers. The Bank, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of $1,375,000. At December 31, 2003, the Bank has loans outstanding to multiple numbers of borrowers engaged in the medical industry and the legal profession. The loans to the medical industry were approximately $6,752,181, while the loans to the legal profession were approximately $4,224,180. There were no significant nonperforming loans outstanding in these two concentrations.

48

Note 17. Contingencies

        In the ordinary course of business, the Bank has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements. In addition, the Bank is a defendant in certain claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated financial condition of the Bank.

49

Selected Quarterly Financial Data (Unaudited)
(Dollars in thousands, except per share data)

	2003
	IV	III	II	I
Interest income	$1,106	$1,066	$1,101	$1,162
Interest expense	155	164	183	199

Net interest income	951	902	918	963
Provision for possible loan losses	10	11	10	11

Net interest income after provision for possible loan losses	941	891	908	952
Non-interest income, excluding securities gains	154	184	167	168
Net securities gains	—	—	—	—
Non-interest expense	868	745	764	760

Income before income tax expense	227	330	311	360
Income tax expense	38	69	63	83

Net income	$189	$261	$248	$277

Earnings per common share	$1.64	$2.25	$2.13	$2.39

Market price of common stock
High	$92	$91	$89	$88
Low	$92	$91	$89	$88
Close	$92	$91	$89	$88
Average shares outstanding	115,987	115,987	115,989	116,079
	2002
	IV	III	II	I
Interest income	$1,231	$1,283	$1,301	$1,261
Interest expense	230	239	239	280

Net interest income	1,001	1,044	1,062	981
Provision for possible loan losses	10	11	10	11

Net interest income after provision for possible loan losses	991	1,033	1,052	970
Non-interest income, excluding securities gains	162	164	159	185
Net securities gains	—	—	—	—
Non-interest expense	890	702	717	715

Income before income tax expense	263	495	494	440
Income tax expense	47	126	129	113

Net income	$216	$369	$365	$327

Earnings per common share	$1.87	$3.17	$3.14	$2.81

Market price of common stock
High	$89	$85	$79	$79
Low	$89	$85	$79	$79
Close	$89	$85	$79	$79
Average shares outstanding	116,183	116,250	116,286	116,519

50

OFFICERS AND DIRECTORS OF
AMERICAN BANK & TRUST COMPANY

CHAIRMAN OF THE BOARD AND PRESIDENT
Salvador L. Diesi, Sr.

CHIEF EXECUTIVE OFFICER AND EXECUTIVE VICE-PRESIDENT
Ronald J. Lashute

VICE-PRESIDENTS

Charlene G. Louviere
George H. Comeau, Chief Financial Officer and Cashier
Angel D. Powell
Mark J. LeBlanc

ASSISTANT VICE-PRESIDENTS

      David Gremillion
      Christopher Choate
      J. Karla Manuel

ASSISTANT CASHIERS

      Elaine D. Ardoin
      B. Hennig
      Julie D. Valin
      Beryl F. Bergeron
      Sally K. Hooks
      Stephanie A. Richard
      Cindy A. Whitmore

DIRECTORS

      Jasper J. Artall, Sr.
      Alvin A. Hayes, II
      J.C. Diesi
      Charles R. Jagneaux
      Salvador L. Diesi, Sr.

OFFICES LOCATED IN

        OPELOUSAS
        KROTZ SPRINGS
        LAFAYETTE
        PORT BARRE
        LAWTELL

51

OFFICERS AND DIRECTORS OF
AMERICAN BANCORP, INC.

CHAIRMAN OF THE BOARD AND PRESIDENT
Salvador L. Diesi, Sr.

CHIEF EXECUTIVE OFFICER, AND
SECRETARY AND TREASURER
Ronald J. Lashute

CHIEF FINANCIAL OFFICER
George H. Comeau

BOARD OF DIRECTORS	OCCUPATION AND MAIN AFFILIATION
Jasper J. Artall, Sr.	Farmer.
J.C. Diesi	President of Diesi Pontiac-Cadillac-Buick, Inc.
Salvador L. Diesi, Sr.
Chairman of the Board and President of American Bancorp, Inc. and American Bank & Trust Company; Investor in and Operator of Little Capital of Louisiana, Inc. (Gas Station, Convenience Store and Video Poker); Commercial real estate investor; Investor in Farming Interest; and Attorney at Law.
Alvin A. Haynes, II	President of Williams Funeral Home, Inc.; President of Williams Progressive Insurance Company; President of Haynes Family Funerals, Inc.; Owner of Flowers Galore.
Charles R. Jagneaux	Clerk of Court of St. Landry Parish.
Ronald J. Lashute	Chief Executive Officer and Executive Vice President of American Bank & Trust Company and Chief Executive Officer, and Secretary and Treasurer of American Bancorp, Inc.

52

Exhibit 23.1

BROUSSARD. POCHE. LEWIS & BREAUX. L.L.P.
CERTIFIED PUBLIC ACCOUNTANTS

CONSENT OF INDEPENDENT AUDITORS

        As Independent Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31, 2003, 2002 and 2001 of our report dated January 21, 2004, which appears on Page 29 through 60 of the annual report to shareholders.

/s/ Broussard, Poche, Lewis & Breaux LLP

Lafayette, Louisiana
January 21, 2004

53

Exhibit 31.1

CERTIFICATIONS

        I, Ronald J. Lashute, Executive Vice-President and Chief Executive Officer of the Bank; Chief Executive Officer and Secretary/Treasurer of the Company, certify that:

        1.     I have reviewed this annual report on Form 10-K of American Bancorp, Inc.;

        2.     Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        4.     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          (a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          (b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          (c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5.     The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's Board of Directors (or persons performing the equivalent functions);

          (a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal control; and

          (b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

        6.     The registrant's other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ RONALD J. LASHUTE Ronald J. Lashute Executive Vice-President and Chief Executive Officer of the Bank; Chief Executive Officer and Secretary/Treasurer of the Company
Date: March 24, 2004

54

Exhibit 31.2

CERTIFICATIONS

        I, George Hill Comeau, Vice-President and Chief Financial Officer of the Bank; Chief Financial Officer of the Company, certify that:

        1.     I have reviewed this annual report on Form 10-K of American Bancorp, Inc.;

        2.     Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        4.     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          (a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          (b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          (c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5.     The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's Board of Directors (or persons performing the equivalent functions);

          (a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal control; and

          (b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

        6.     The registrant's other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ GEORGE HILL COMEAU George Hill Comeau Vice-President and Chief Financial Officer of the Bank; Chief Financial Officer of the Company
Date: March 24, 2004

55

Exhibit 32.1

AMERICAN BANCORP, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of American Bancorp, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald J. Lashute, Chief Executive Officer of the Company, certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2003 (the last date of the period covered by the Report).

/s/ RONALD J. LASHUTE Ronald J. Lashute Chief Executive Officer
Date: March 24, 2004

56

Exhibit 32.2

AMERICAN BANCORP, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of American Bancorp, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Hill Comeau, Chief Financial Officer of the Company, certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2003 (the last date of the period covered by the Report).

/s/ GEORGE HILL COMEAU George Hill Comeau Chief Financial Officer
Date: March 24, 2004

57

Exhibit 32.3

AMERICAN BANCORP, INC.
DISCLOSURE OF APPROVAL BY THE COMPANY'S
AUDIT COMMITTEE FOR THE PERFORMANCE OF
NONAUDIT SERVICES BY THE COMPANY'S
INDEPENDENT AUDITORS PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 202 OF THE SARBANES-OXLEY ACT OF 2002

        For 2003, the Audit Committee of American Bancorp, Inc. approved that its independent auditors could review the Company's SEC Forms 10-K and 10-Q, prepare the Company's income tax returns, conduct a review of investment practices, perform retirement plan testing and reporting, amend the Company's section 125 cafeteria plan document, review and analyze executive deferred compensation and life insurance plans and provide answers to miscellaneous inquires by management and provide advice to management and the Board of Directors of the Company and the Bank.

58

Exhibit 32.4

AMERICAN BANCORP, INC.
DISCLOSURE ON CONTROLS BY THE
COMPANY'S PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

        Disclosure controls and procedures appear to be in place and functioning effectively during the period covered by this annual report. There appeared to be no significant changes in internal controls or in other factors that could significantly affect these controls in the period covered by this annual report and since the Evaluation Date.

/s/ RONALD J. LASHUTE Ronald J. Lashute Chief Executive Officer
Date: March 24, 2004

59

Exhibit 32.5

AMERICAN BANCORP, INC.
DISCLOSURE ON CONTROLS BY THE
COMPANY'S PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

        Disclosure controls and procedures appear to be in place and functioning effectively during the period covered by this annual report. There appeared to be no significant changes in internal controls or in other factors that could significantly affect these controls in the period covered by this annual report and since the Evaluation Date.

/s/ GEORGE HILL COMEAU George Hill Comeau Chief Financial Officer
Date: March 24, 2004

60

AMERICAN BANCORP, INC.
321 East Landry Street
Opelousas, Louisiana 70570

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF AMERICAN BANCORP, INC.

        The undersigned hereby appoints                        and                         , and either of them, with full power to act alone and with full power of substitution and revocation, to be the attorneys and proxies of the undersigned at the annual meeting of shareholders of American Bancorp, Inc. ("Company") to be held at the main office of the Company, located at 321 East Landry Street, Opelousas, Louisiana, on                        , 2004 at 2:00 p.m., and to represent and vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present upon the following item and to vote according to their discretion on any other matter, other than a vote to adjourn or postpone the special meeting, unknown to the Company within a reasonable time before the solicitation that may properly be presented for action at said meeting:

        1.     To approve and adopt the Agreement and Plan of Merger, dated as of April 14, 2004, by and between American Bancorp, Inc. and American Interim Company, and the transactions contemplated by the agreement.

	☐	FOR	☐	AGAINST	☐	ABSTAIN
2.	To elect the following persons to serve as directors.
		Jasper J. Artall, Sr.		J. C. Diesi		Salvador L. Diesi, Sr.
		Alvin A. Haynes, II		Charles R. Jagneaux		Ronald J. Lashute
		☐ FOR ALL			☐ AGAINST ALL
☐ FOR ALL, EXCEPT FOR THE FOLLOWING:

        3.     To ratify the selection of Broussard, Poche, Lewis & Breaux, L.L.P. as the independent accountants of American Bancorp, Inc. for 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

        If properly executed and returned to the Company, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" the Agreement and Plan of Merger, the persons nominated by the board to serve as directors and the ratification of Broussard, Poche, Lewis & Breaux, L.L.P. as the Company's independent accountants for 2004. This proxy does not confer authority to the persons named in this proxy to vote to postpone or adjourn the special meeting.

        The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned also acknowledges receipt of the Notice of Annual Meeting of Shareholders and the proxy statement of the board of directors relating to the meeting.

        Please sign your name exactly as it appears on your stock certificate. When shares are held by two or more persons as co-owners, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian or in another fiduciary capacity or representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or company name by authorized person.

PLEASE COMPLETE, EXECUTE AND RETURN THE PROXY PROMPTLY.	Signature
DATE: _________________________, 2004
Signature if held jointly

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD , 2004
PROXY STATEMENT FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF AMERICAN BANCORP, INC.

SUMMARY INFORMATION
QUESTIONS AND ANSWERS ABOUT THE MERGER
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
SELECTED FINANCIAL INFORMATION
FORWARD-LOOKING STATEMENTS
SPECIAL FACTORS
CONSEQUENCES OF A SUBCHAPTER S ELECTION
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
UNAUDITED PRO FORMA BALANCE SHEET as of December 31, 2003
UNAUDITED PRO FORMA STATEMENT OF INCOME for the year ended December 31, 2003
MARKET FOR SECURITIES AND DIVIDEND INFORMATION
ITEM ONE—THE PROPOSED MERGER
ITEM TWO—ELECTION OF DIRECTORS
ITEM THREE—RATIFICATION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS
MANAGEMENT
OTHER BUSINESS
COST OF ANNUAL MEETING AND SOLICITATION OF PROXIES
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS
SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
SHAREHOLDER COMMUNICATIONS
WHERE YOU CAN FIND MORE INFORMATION
DOCUMENTS INCORPORATED BY REFERENCE
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E
APPENDIX F
APPENDIX G
APPENDIX H
AMERICAN BANCORP, INC. 321 East Landry Street Opelousas, Louisiana 70570
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN BANCORP, INC.